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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	2/29/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2016

Invesco High Yield Municipal Fund
Nasdaq:
A: ACTHX ■ B: ACTGX ■ C: ACTFX ■ Y: ACTDX ■ R5: ACTNX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco High Yield Municipal Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2016, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/15 to 2/29/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.62%
Class B Shares	5.51
Class C Shares	4.79
Class Y Shares	5.78
Class R5 Shares	5.77
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	2.91
Custom Invesco High Yield Municipal Index¢ (Style-Specific Index)	3.11

Source(s): ▼FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.

Market conditions and your Fund

The municipal market benefited from a number of favorable technical factors during the fiscal year ended February 29, 2016, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing asset class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.1 For the fiscal year, the S&P Municipal Bond High Yield Index, which represents the performance of high yield municipal bonds, returned 2.91%.2

    The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015. Dominating municipal headlines were the budget impasses in Illinois and Pennsylvania, Chicago’s unfunded pension liabilities and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance.

    Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices, supported increased demand for municipals during the reporting period. Municipal bond prices further benefited from low supply during the reporting period. New money issuance in the tax-exempt market totaled just $150 billion in 2015, compared to an annual average of nearly $200 billion over the last 20 years.3 Under normal market conditions, new money tends to comprise the majority of total bond issuance. However, since 2012, refinancings have represented the bulk of total new issuance.3

    During the fiscal year, security selection in below-investment-grade and higher-coupon bonds (6.00%+) contributed to the Fund’s performance relative to its style-specific benchmark. The Fund benefited from its approximately 40% stake in non-rated holdings over the reporting period. At the sector level, the Fund’s security selection in the dedicated tax sector, along with an overweight allocation to life care bonds, contributed to the Fund’s relative performance. Additionally, the Fund’s significant underweight exposure to the Puerto Rico market was a large contributor to the Fund’s relative performance, as Puerto Rico credits were one of the weakest areas in the high yield market over the fiscal year.

    An underweight allocation to public power holdings detracted from the Fund’s performance relative to its style-specific index. An underweight allocation to the tobacco sector also detracted from the Fund’s relative performance. At the state level, holdings in Louisiana were detractors from the Fund’s relative performance.

    During the reporting period, leverage bolstered Fund performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly known as the “Volcker Rule”) prohibit banking entities from engaging in

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	87.6%
Pre-Refunded Bonds	5.7
General Obligation Bonds	5.2
Other	1.5

Top Five Debt Holdings
% of total net assets

1. Los Angeles (City of) Department of Water & Power; Series 2012-B	1.0%
2. Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016	0.9
3. Jefferson (County of); Series 2013 F	0.9
4. New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C	0.8
5. New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1	0.7

Total Net Assets	$7.6 billion

Total Number of Holdings	1,257

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2016.

4                Invesco High Yield Municipal Fund

proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. These rules may preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. To ensure compliance with the Volcker Rule, TOB market participants, including the Fund and the Adviser, have developed a new TOB structure. There can be no assurances that the new TOB structure will continue to be a viable option for leverage. For more information, please see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Standard & Poor’s
3	Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for the Invesco municipal bond team, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2016 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010.
Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/06

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/29/16, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	6.02%
10 Years	4.53
5 Years	7.55
1 Year	1.09

Class B Shares
Inception (7/20/92)	5.57%
10 Years	4.62
5 Years	8.28
1 Year	0.51

Class C Shares
Inception (12/10/93)	4.85%
10 Years	4.19
5 Years	7.68
1 Year	3.79

Class Y Shares
Inception (3/1/06)	5.25%
5 Years	8.73
1 Year	5.78

Class R5 Shares
10 Years	5.64%
5 Years	8.88
1 Year	5.77

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the

Average Annual Total Returns
As of 12/31/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	6.02%
10 Years	4.57
5 Years	7.26
1 Year	1.77

Class B Shares
Inception (7/20/92)	5.57%
10 Years	4.66
5 Years	7.98
1 Year	1.25

Class C Shares
Inception (12/10/93)	4.85%
10 Years	4.26
5 Years	7.41
1 Year	4.41

Class Y Shares
Inception (3/1/06)	5.25%
5 Years	8.46
1 Year	6.52

Class R5 Shares
10 Years	5.69%
5 Years	8.62
1 Year	6.41

effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 0.93%, 0.93%, 1.67%, 0.68%, and 0.68%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The

CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco High Yield Municipal Fund

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax exempt current income and taxable capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	High yield (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose some or all of their principal and. In some cases, the Fund could lose money in excess of its investment. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among

8                Invesco High Yield Municipal Fund

other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium- and lower-grade municipal securities before investing in the Fund.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the underlying fund could suffer a loss if the issuer defaults during periods in which the underlying fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond High Yield Index consists of bonds in the S&P Municipal Bond Index that are not rated or are rated below investment grade.
■	The Custom Invesco High Yield Municipal Index is designed to measure the performance of a hypothetical allocation that consists of an 80% weight in bonds in the S&P Municipal Bond Index that are not rated or are rated below investment grade and a 20% weight in bonds that are rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.
■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                Invesco High Yield Municipal Fund

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.80%
Alabama–2.90%
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.75%	06/01/2045	$3,250	$3,298,717
Series 2016, RB	6.00%	06/01/2050	2,250	2,310,435
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB(a)	5.00%	01/01/2042	12,750	14,578,095
Cullman (County of) Health Care Authority (Regional Medical Center); Series 2009 A, RB	7.00%	02/01/2036	4,400	4,785,792
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village);
Series 2007, Retirement Facility RB	5.50%	01/01/2043	13,170	13,217,149
Series 2008 A, Retirement Facility RB	6.88%	01/01/2043	4,470	4,699,445
Series 2011 A, Retirement Facility RB	7.50%	01/01/2047	2,600	2,904,148
Series 2012 A, Retirement Facility RB	5.63%	01/01/2042	6,825	6,976,788
Jefferson (County of);
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS–AGM)(b)(c)	6.50%	10/01/2038	7,000	5,332,460
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS–AGM)(b)(c)	6.60%	10/01/2042	11,700	8,820,747
Series 2013 F, Sr. Sub. Lien Sewer Revenue Conv. CAB Wts.(c)	7.75%	10/01/2046	96,055	70,252,706
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts.(c)	7.50%	10/01/2039	27,640	20,335,301
Series 2013-F, Sub. Lien Sewer Revenue Conv. CAB Wts.(c)	7.90%	10/01/2050	64,400	46,478,124
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB	5.00%	09/01/2046	15,000	17,570,550
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB(d)	6.95%	01/01/2020	3	0
				221,560,457

Alaska–0.02%
Northern Tobacco Securitization Corp.;
Series 2006 B, First Sub. Asset-Backed CAB RB(e)	0.00%	06/01/2046	27,225	880,184
Series 2006 C, Second Sub. Asset-Backed CAB RB(e)	0.00%	06/01/2046	20,860	642,488
				1,522,672

American Samoa–0.13%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	9,845	10,011,381

Arizona–2.57%
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.50%	11/15/2034	3,695	3,771,560
Series 2014, Ref. RB	5.75%	11/15/2040	6,015	6,199,239
Phoenix (City of) Industrial Development Authority (Basis Schools);
Series 2016 A, Ref. Education RB(f)	5.00%	07/01/2035	2,400	2,528,352
Series 2016 A, Ref. Education RB(f)	5.00%	07/01/2046	4,125	4,258,031
Phoenix (City of) Industrial Development Authority (Choice Academies); Series 2012, Education RB	5.63%	09/01/2042	2,850	3,019,204
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(f)	6.75%	07/01/2044	5,250	5,932,815
Phoenix (City of) Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, Education RB	5.63%	07/01/2042	2,770	2,922,849
Phoenix Civic Improvement Corp.;
Series 2008 A, Sr. Lien Airport RB(a)	5.00%	07/01/2022	3,500	3,849,370
Series 2008 A, Sr. Lien Airport RB(a)	5.00%	07/01/2024	5,000	5,490,500
Series 2008 A, Sr. Lien Airport RB(a)	5.00%	07/01/2026	5,000	5,479,500
Series 2009 A, Jr. Lien Water System RB(a)	5.00%	07/01/2027	8,935	10,145,156
Series 2009 A, Jr. Lien Water System RB(a)	5.00%	07/01/2028	6,785	7,691,951
Series 2009 A, Jr. Lien Water System RB(a)	5.00%	07/01/2029	5,500	6,229,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of) Industrial Development Authority (Acclaim Charter School);
Series 2006, Education Facility RB	5.70%	12/01/2026	$2,200	$2,198,020
Series 2006, Education Facility RB	5.80%	12/01/2036	4,385	4,271,078
Pima (County of) Industrial Development Authority (Americal Leadership);
Series 2015, Ref. Education Facility RB(f)	5.38%	06/15/2035	2,370	2,381,850
Series 2015, Ref. Education Facility RB(f)	5.63%	06/15/2045	3,500	3,505,950
Pima (County of) Industrial Development Authority (Choice Education & Development Corp.); Series 2006, Education Facility RB	6.25%	06/01/2026	4,225	4,254,195
Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Education Facilities RB	7.13%	12/01/2028	2,120	2,231,894
Series 2008 A, Education Facilities RB	7.25%	12/01/2038	3,285	3,439,986
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.25%	05/01/2044	3,000	3,258,360
Pima (County of) Industrial Development Authority (Edkey Charter Schools);
Series 2013, Ref. Education Facility RB	6.00%	07/01/2043	250	249,330
Series 2013, Ref. Education Facility RB	6.00%	07/01/2048	2,975	2,945,518
Pima (County of) Industrial Development Authority (Excalibur Charter School); Series 2003, Education RB	7.75%	08/01/2033	2,905	2,906,511
Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2006, Water & Wastewater RB(f)(g)	5.60%	12/01/2022	2,000	2,033,580
Series 2006, Water & Wastewater RB(f)(g)	5.75%	12/01/2032	7,120	7,227,583
Series 2007, Water & Wastewater RB(g)	6.55%	12/01/2037	975	991,556
Series 2008, Water & Wastewater RB(g)	7.50%	12/01/2038	13,235	13,846,986
Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Education RB(h)(i)	8.50%	07/01/2019	1,685	2,055,043
Pima (County of) Industrial Development Authority (Milestones Charter School District);
Series 2003, Education Facility RB	7.50%	11/01/2033	3,030	3,029,697
Series 2005, Education Facility RB	6.75%	11/01/2033	2,865	2,682,614
Pima (County of) Industrial Development Authority (P.L.C. Charter Schools);
Series 2006, Education Facility RB	6.50%	04/01/2026	2,690	2,694,008
Series 2006, Education Facility RB	6.75%	04/01/2036	3,805	3,810,099
Pima (County of) Industrial Development Authority (Paradise Education Center);
Series 2006, Ref. Education RB	5.88%	06/01/2022	535	537,894
Series 2006, Ref. Education RB	6.00%	06/01/2036	830	832,756
Series 2010, Education RB	6.10%	06/01/2045	1,400	1,459,262
Pima (County of) Industrial Development Authority (Premier & Air Co.); Series 2005, Education Facility RB(d)	7.00%	09/01/2035	5,092	3,818,949
Pima (County of) Industrial Development Authority (Riverbend Prep); Series 2010, Education RB	7.00%	09/01/2037	3,358	3,224,956
Quechan Indian Tribe of Fort Yuma (California & Arizona Governmental); Series 2008, RB	7.00%	12/01/2027	5,310	5,134,186
Salt Verde Financial Corp.; Series 2007, Sr. Gas RB	5.00%	12/01/2037	8,000	9,477,840
Sundance Community Facilities District (Assessment District No. 2); Series 2003, Special Assessment RB(f)	7.13%	07/01/2027	1,771	1,774,825
Sundance Community Facilities District (Assessment District No. 3); Series 2004, Special Assessment RB	6.50%	07/01/2029	298	298,444
Tempe (City of) Industrial Development Authority (Friendship Village);
Series 2012 A, Ref. RB	6.25%	12/01/2042	2,700	2,944,161
Series 2012 A, Ref. RB	6.25%	12/01/2046	4,100	4,463,752
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School — Queen Creek and Casa Grande Campuses);
Series 2013, Education RB	5.75%	07/01/2033	3,000	3,269,130
Series 2013, Education RB	6.00%	07/01/2043	3,625	3,959,044
Tucson (City of) (Catalina Village Assisted Living Apartments); Series 2013 A, MFH RB	2.00%	11/01/2045	1,700	1,039,314
Tucson (City of) Industrial Development Authority (Catalina Assisted Living Apartments); Series 2013 B, Ref. MFH RB	6.00%	11/01/2045	4,435	3,012,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
University Medical Center Corp.;
Series 2009, Hospital RB(h)(i)	6.25%	07/01/2019	$1,650	$1,939,988
Series 2009, Hospital RB(h)(i)	6.50%	07/01/2019	2,100	2,486,316
Series 2011, Hospital RB(h)(i)	6.00%	07/01/2021	2,600	3,253,406
Verrado Community Facilities District No. 1; Series 2006, Unlimited Tax GO Bonds	5.35%	07/15/2031	5,915	5,945,521
				196,404,135

California–13.80%
ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB	5.00%	07/01/2047	6,000	6,556,140
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/2040	4,340	4,741,754
Bakersfield (City of); Series 2007 A, Wastewater RB(a)(h)(i)	5.00%	09/15/2017	14,990	16,036,752
Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1, Toll Bridge RB(a)(h)(i)	5.13%	04/01/2019	22,295	25,289,664
California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, Tobacco Settlement CAB Sub. RB(e)	0.00%	06/01/2046	25,000	2,911,250
California (State of) Educational Facilities Authority (Stanford University);
Series 2010, RB(a)	5.25%	04/01/2040	6,255	8,603,627
Series 2012 U-2, Ref. RB(a)	5.00%	10/01/2032	8,745	11,572,259
Series 2014 U-6, RB(a)	5.00%	05/01/2045	15,000	20,339,400
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2009, RB	6.50%	11/01/2038	3,000	3,540,390
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/2026	2,000	2,007,860
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(f)	6.63%	01/01/2032	1,000	1,105,270
Series 2012, RB(f)	6.88%	01/01/2042	1,500	1,679,400
California (State of) Municipal Finance Authority (High Tech High-Chula Vista);
Series 2008 B, Educational Facility RB(f)	6.13%	07/01/2038	2,860	2,969,595
Series 2008 B, Educational Facility RB(f)	6.13%	07/01/2043	2,000	2,073,040
Series 2008 B, Educational Facility RB(f)	6.13%	07/01/2048	3,840	3,971,520
California (State of) Municipal Finance Authority (High Tech High-Media Arts);
Series 2008 A, Educational Facility RB(f)	6.00%	07/01/2038	1,170	1,214,261
Series 2008 A, Educational Facility RB(f)	6.13%	07/01/2048	2,415	2,503,123
California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB	8.50%	10/01/2029	1,000	1,124,790
California (State of) Municipal Finance Authority (Santa Rosa Academy);
Series 2012 A, Charter School Lease RB	5.75%	07/01/2030	7,250	7,869,295
Series 2012 A, Charter School Lease RB	6.00%	07/01/2042	5,355	5,747,575
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(f)(g)	5.00%	07/01/2037	13,500	14,802,480
Series 2012, Water Furnishing RB(f)(g)	5.00%	11/21/2045	32,210	35,184,593
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB(f)(g)	7.00%	12/01/2027	2,750	2,754,593
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.40%	07/01/2048	3,000	3,426,750
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	5,000	5,197,750
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,214,860
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.50%	11/01/2038	8,000	8,175,120
Series 2011, RB	7.25%	11/01/2031	1,500	1,755,045
Series 2011, RB	7.50%	11/01/2041	5,500	6,473,940
Series 2014 A, RB	6.13%	11/01/2033	1,560	1,722,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Collegiate Housing Foundation — Irvine, L.L.C. — University of California-Irvine East Campus Apartments, Phase II); Series 2008, Student Housing RB	6.00%	05/15/2040	$5,000	$5,416,350
California (State of) Statewide Communities Development Authority (Creative Child Care & Team); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $6,700,000)(f)	6.75%	06/01/2045	6,700	6,831,320
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	4,350	4,753,984
California (State of) Statewide Communities Development Authority (Huntington Park Charter School); Series 2007 A, Educational Facilities RB	5.25%	07/01/2042	3,500	3,521,315
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2007, RB	5.40%	06/01/2017	1,285	1,312,525
Series 2007, RB	5.63%	06/01/2033	4,940	5,074,566
Series 2010, RB	7.50%	06/01/2042	1,680	1,845,816
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(f)	7.00%	11/15/2029	1,745	2,042,872
Series 2009, Senior Living RB(f)	7.25%	11/15/2041	3,500	4,068,645
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden);
Series 2012, RB	6.00%	10/01/2042	2,895	3,138,383
Series 2012, RB	6.00%	10/01/2047	1,785	1,931,441
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization);
Series 2002, Tobacco Settlement Asset-Backed RB	6.00%	05/01/2043	15,000	15,251,400
Series 2006 A, Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2046	181,950	19,696,087
California County Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(e)	0.00%	06/01/2033	17,475	5,952,160
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.);
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	9,380	9,239,675
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.25%	06/01/2045	3,675	3,609,989
Carlsbad (City of) Community Facilities District 3 (Improvement Area 2);
Series 2008, Special Tax RB	6.10%	09/01/2028	2,615	2,764,500
Series 2008, Special Tax RB	6.20%	09/01/2038	5,960	6,237,796
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2046	227,175	46,111,981
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/2034	2,510	2,858,162
Fairfield (City of) Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, Special Tax RB	6.50%	09/01/2023	1,235	1,336,406
Series 2008, Special Tax RB	6.75%	09/01/2028	2,550	2,744,591
Series 2008, Special Tax RB	6.88%	09/01/2038	4,440	4,785,388
Foothill-Eastern Transportation Corridor Agency;
Series 2013 C, Ref. Jr. Lien Toll Road RB	6.50%	01/15/2043	10,750	12,826,577
Series 2014 A, Ref. Conv. Toll Road CAB RB(c)	6.85%	01/15/2042	5,000	4,005,100
Series 2014 A, Ref. Toll Road CAB RB (INS–AGM)(b)(e)	0.00%	01/15/2036	65,000	30,192,500
Series 2014 A, Ref. Toll Road CAB RB (INS–AGM)(b)(e)	0.00%	01/15/2037	20,000	8,901,800
Series 2014 A, Ref. Toll Road RB	6.00%	01/15/2049	20,000	23,687,800
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	28,110	28,214,007
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	28,870	27,401,672
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	44,490	39,940,008
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.75%	06/01/2047	22,400	21,657,440
Series 2007 A-2, Sr. Tobacco Settlement Asset-Backed RB	5.30%	06/01/2037	47,000	44,364,710
Hawthorne (City of) Community Facilities District No. 2006-1; Series 2006, Special Tax RB	5.00%	09/01/2030	3,000	3,088,620
Hesperia (City of) Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–SGI)(b)	5.00%	09/01/2037	3,395	3,456,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	5.00%	06/01/2021	$4,020	$4,049,065
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB RB(e)	0.00%	06/01/2036	158,815	34,408,858
Series 2007 D, Asset-Backed Tobacco Settlement CAB RB(e)	0.00%	06/01/2057	32,090	400,162
Los Alamitos Unified School District (Capital); Series 2012, Conv. CAB COP(c)	6.05%	08/01/2042	9,000	7,098,840
Los Angeles (City of) Community Facilities District No. 3 (Cascades Business Park); Series 1997, Special Tax RB	6.40%	09/01/2022	495	505,341
Los Angeles (City of) Department of Water & Power; Series 2012-B, Waterworks RB(a)	5.00%	07/01/2043	66,530	77,734,318
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(f)	6.50%	03/01/2028	5,515	6,027,233
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/2032	4,750	5,956,927
Placentia (City of) Public Financing Authority (Working Capital Financing); Series 2009, Lease RB	7.50%	06/01/2019	3,615	3,620,314
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2005, Special Tax RB	5.50%	09/01/2037	2,000	2,032,460
Riverside (County of) Redevelopment Agency (Mid-County Redevelopment Project Area); Series 2010 C, Tax Allocation RB	6.25%	10/01/2040	1,780	1,962,414
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2048	7,000	8,064,000
Roseville (City of) (Fountains Community Facilities District No. 1); Series 2008, Special Tax RB	6.13%	09/01/2038	1,000	1,059,980
Sacramento (County of) Community Facilities District No. 2005-2 (North Vineyard Station No. 1); Series 2007 A, Special Tax RB	6.00%	09/01/2037	11,110	11,405,859
San Bernardino City Unified School District;
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2036	7,650	3,489,700
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2037	13,130	5,751,859
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2038	13,515	5,684,274
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2039	13,895	5,597,045
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2040	14,280	5,493,659
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(e)	0.00%	08/01/2041	14,080	5,195,942
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	7.50%	12/01/2041	20,980	25,717,284
Series 2011, RB	8.00%	12/01/2031	9,875	12,523,277
San Diego Unified School District (Election of 2008); Series 2012 E, Unlimited Tax Conv. CAB GO Bonds(c)	5.25%	07/01/2042	10,000	5,529,000
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.25%	08/01/2028	1,000	1,137,250
Series 2009 D, Tax Allocation RB	6.50%	08/01/2030	1,000	1,142,850
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/2036	5,710	1,996,673
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/2038	2,000	611,740
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/2043	17,000	3,840,640
San Gorgonio Memorial Health Care District (Election 2006); Series 2009 C, Unlimited Tax GO Bonds(h)(i)	7.20%	08/01/2017	13,000	14,248,390
San Joaquin Hills Transportation Corridor Agency;
Series 2014 A, Ref. Sr. Toll Road RB	5.00%	01/15/2050	18,500	20,217,170
Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2044	7,000	7,648,130
Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2049	13,000	14,318,980
San Jose (City of) (Helzer Courts Apartments); Series 1999 A, MFH RB(g)	6.40%	12/01/2041	14,123	14,131,050
San Jose (City of) Community Facilities District No. 9 (Bailey/Highway 101);
Series 2003, Special Tax RB	6.60%	09/01/2027	2,000	2,004,980
Series 2003, Special Tax RB	6.65%	09/01/2032	2,630	2,635,470
Santa Cruz (County of) Redevelopment Agency (Live Oak/Soquel Community Improvement); Series 2009 A, Tax Allocation RB	7.00%	09/01/2036	3,500	4,120,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Savanna Elementary School District (Election of 2008); Series 2012 B, Unlimited Tax Conv. CAB GO Bonds (INS–AGM)(b)(c)	6.75%	02/01/2052	$7,500	$4,845,375
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2036	10,000	2,812,300
Southern California Logistics Airport Authority;
Series 2007, Tax Allocation RB(j)	6.15%	12/01/2043	4,400	2,375,912
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2045	18,085	543,635
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2046	18,085	516,508
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2047	18,085	447,785
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2048	18,085	417,040
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2049	18,085	380,870
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/2050	18,085	353,743
Series 2008 A, Tax Allocation RB(d)	6.00%	12/01/2033	1,475	796,471
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006, Tobacco Settlement Asset-Backed First Sub. CAB RB(e)	0.00%	06/01/2046	35,000	868,000
Series 2006, Tobacco Settlement Asset-Backed Second Sub. CAB RB(e)	0.00%	06/01/2046	27,200	585,888
Series 2006, Tobacco Settlement Asset-Backed Third Sub. CAB RB(e)	0.00%	06/01/2046	47,000	943,290
Series 2006 A-1, Sr. RB	4.75%	06/01/2025	5	5,001
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	21,715	20,649,228
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	8,205	7,832,165
University of California; Series 2014 AM, RB(a)	5.00%	05/15/2044	34,545	39,674,242
Vallejo (City of) Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, Local Agency RB	5.80%	09/01/2031	3,965	4,010,875
Victor Valley Union High School District (Election of 2008);
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2043	11,855	2,852,669
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2044	12,475	2,823,716
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2047	14,550	2,734,527
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2048	7,000	1,236,970
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2049	15,715	2,609,633
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2052	37,560	5,154,359
				1,054,659,386

Colorado–3.99%
Banning Lewis Ranch (Metropolitan District No. 3); Series 2015 A, Limited Tax GO Bonds	6.13%	12/01/2045	1,025	1,034,430
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. & Improvement Limited Tax GO Bonds	6.25%	12/01/2032	3,770	3,674,167
Buckhorn Valley Metropolitan District No. 2; Series 2003, Limited Tax GO Bonds(d)	7.00%	12/01/2023	60	49,064
Central Platte Valley Metropolitan District; Series 2014, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2043	1,250	1,314,413
Colorado (State of) Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy); Series 2006, Charter School RB(f)	6.13%	12/15/2035	2,590	2,602,251
Colorado (State of) Educational & Cultural Facilities Authority (Brighton Charter School); Series 2006, Charter School RB	6.00%	11/01/2036	3,130	3,162,990
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/2028	1,650	1,705,159
Series 2008, Charter School RB	6.50%	07/01/2038	1,000	1,032,640
Series 2013, Charter School RB	7.45%	08/01/2048	2,245	2,678,195
Colorado (State of) Educational & Cultural Facilities Authority (Flagstaff Academy); Series 2008 A, Charter School RB	7.00%	08/01/2038	1,500	1,574,895
Colorado (State of) Educational & Cultural Facilities Authority (Monument Academy);
Series 2007, Charter School RB(h)(i)	5.88%	10/01/2017	2,500	2,708,000
Series 2007, Charter School RB(h)(i)	6.00%	10/01/2017	1,635	1,774,253
Series 2008 A, Charter School RB(h)(i)	7.25%	10/01/2018	500	582,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Educational & Cultural Facilities Authority (New Vision Charter School); Series 2008, RB(f)	6.75%	04/01/2040	$1,760	$1,814,806
Colorado (State of) Educational & Cultural Facilities Authority (North Star Academy); Series 2008 A, Ref. & Improvement RB(f)	8.25%	11/01/2039	2,820	3,109,417
Colorado (State of) Educational & Cultural Facilities Authority (Northeast Academy); Series 2007, Charter School RB (Acquired 07/27/2007-03/31/2008; Cost $2,287,635)(f)(h)(i)	5.75%	05/15/2017	2,380	2,519,992
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB(h)(i)	7.40%	12/01/2018	2,000	2,360,200
Colorado (State of) Educational and Cultural Facilities Authority (Skyview Academy);
Series 2014, Ref. & Improvement Charter School RB(f)	5.38%	07/01/2044	1,350	1,442,421
Series 2014, Ref. & Improvement Charter School RB(f)	5.50%	07/01/2049	1,600	1,712,000
Colorado (State of) Health Facilities Authority (American Baptist Homes); Series 2009 A, RB	7.75%	08/01/2039	4,000	4,400,560
Colorado (State of) Health Facilities Authority (Christian Living Communities);
Series 2006 A, RB	5.75%	01/01/2037	9,355	9,477,363
Series 2011, RB	6.38%	01/01/2041	1,615	1,756,587
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(a)	5.00%	01/01/2044	21,000	23,694,720
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB	5.75%	12/01/2035	1,150	1,160,132
Series 2015 A, Ref. RB	6.13%	12/01/2045	1,300	1,331,005
Series 2015 A, Ref. RB	6.25%	12/01/2050	1,000	1,024,080
Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB	6.00%	11/15/2030	1,600	1,827,840
Series 2010 A, RB	6.25%	11/15/2040	4,750	5,399,752
Series 2011, RB	5.75%	11/15/2031	1,000	1,127,360
Series 2011, RB	6.00%	11/15/2040	1,195	1,350,015
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.20%	07/01/2022	800	800,280
Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/2027	3,260	3,260,228
Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/2037	5,815	5,814,535
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/2041	13,935	15,681,334
Colorado Springs (City of) Urban Renewal Authority (University Village Colorado); Series 2008 A, Tax Increment Allocation RB(d)	7.00%	12/01/2029	18,050	15,870,643
Copperleaf Metropolitan District No. 2;
Series 2006, Limited Tax GO Bonds	5.85%	12/01/2026	1,000	1,040,160
Series 2006, Limited Tax GO Bonds(h)(i)	5.95%	12/01/2016	9,000	9,368,280
Series 2015, Ref. Unlimited Tax GO Bonds	5.75%	12/01/2045	2,000	2,104,960
Cross Creek Metropolitan District No. 2; Series 2006, Ref. Limited Tax GO Bonds	5.00%	12/01/2037	2,630	2,310,823
Denver (City & County of) (United Airlines);
Series 2007 A, Ref. Special Facilities Airport RB(g)	5.25%	10/01/2032	17,110	17,811,339
Series 2007 A, Ref. Special Facilities Airport RB(g)	5.75%	10/01/2032	16,400	17,157,188
Elbert (County of) & Highway 86 Commercial Metropolitan District; Series 2008 A, Public Improvement Fee RB(l)	3.38%	12/01/2032	4,500	2,249,685
Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation & Public Improvement Fee Supported RB	7.50%	03/01/2040	5,107	5,606,669
Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Tax Supported Limited Tax GO Bonds	7.25%	12/01/2040	975	1,077,775
Grandby Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.75%	12/01/2036	2,774	2,775,942
High Plains Metropolitan District;
Series 2005 A, Limited Tax GO Bonds(l)	2.76%	12/01/2025	2,220	1,373,292
Series 2005 A, Limited Tax GO Bonds(l)	2.81%	12/01/2035	4,000	2,414,080
Jordan Crossing Metropolitan District; Series 2006, Limited Tax GO Bonds	5.75%	12/01/2036	1,305	987,507
Liberty Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.25%	12/01/2036	1,556	1,368,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Lincoln Park Metropolitan District;
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds(h)(i)	6.13%	12/01/2017	$6,250	$6,832,187
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds(h)(i)	6.20%	12/01/2017	5,550	6,074,197
Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/2037	6,095	6,190,509
Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	6.75%	02/01/2022	265	265,549
Series 2003 A, Health Care Facilities RB	7.00%	02/01/2025	800	801,656
Series 2003 A, Health Care Facilities RB	7.00%	02/01/2038	6,200	6,209,858
Montrose (County of) Memorial Hospital Board of Trustees; Series 2003, Enterprise RB	6.00%	12/01/2033	5,500	5,521,010
Neu Towne Metropolitan District; Series 2004, Limited Tax GO Bonds(l)	1.80%	12/01/2034	1,500	398,175
Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.50%	11/15/2038	35,125	47,951,596
Reata South Metropolitan District; Series 2007 A, Limited Tax GO Bonds	7.25%	06/01/2037	1,000	1,000,000
Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO Bonds	6.50%	12/01/2035	1,000	394,630
Tallgrass Metropolitan District; Series 2007, Ref. & Improvement Limited Tax GO Bonds	5.25%	12/01/2037	4,712	4,719,162
University of Colorado; Series 2014 A, Enterprise RB(a)	5.00%	06/01/2046	16,835	19,240,553
Vista Ridge Metropolitan District; Series 2006 B, Ref. Sub. Limited Tax GO Bonds(e)	0.00%	12/01/2040	1,000	635,120
				304,709,483

Connecticut–0.27%
Georgetown (City of) Special Taxing District; Series 2006 A, Unlimited Tax GO Bonds(d)(f)	5.13%	10/01/2036	4,405	1,741,253
Hamden (Town of) (Whitney Center);
Series 2009 A, RB	7.63%	01/01/2030	2,670	2,823,498
Series 2009 A, RB	7.75%	01/01/2043	9,495	9,925,598
Series 2009 C, RB(h)	5.50%	01/01/2022	2,000	2,000,300
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/2039	3,000	3,559,170
Manchester (Town of) Redevelopment Agency (Bennet Housing Development); Series 1993, MFH Mortgage RB (Acquired 09/20/1999; Cost $333,760)(f)	7.20%	12/01/2018	360	362,696
				20,412,515

Delaware–0.09%
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB	5.00%	09/01/2042	1,350	1,431,945
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/2030	1,610	1,624,909
Wilmington (City of) (Electra Arms Senior Association); Series 1998, MFH Rental RB(g)	6.25%	06/01/2028	3,805	3,807,397
				6,864,251

District of Columbia–1.83%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/2031	2,000	2,254,100
Series 2011, RB	6.63%	03/01/2041	5,150	5,850,194
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/2040	7,000	8,141,350
District of Columbia (Gallaudet University); Series 2011, University RB	5.50%	04/01/2041	3,000	3,457,320
District of Columbia (Provident Group — Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2045	12,505	12,333,306
District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB(h)(i)	6.38%	10/01/2019	2,000	2,392,500
Series 2009, Hospital RB(h)(i)	6.50%	10/01/2019	5,000	6,003,300
District of Columbia (The Pew Charitable Trusts); Series 2008 A, VRD RB (LOC–PNC Bank, N.A.)(m)(n)	0.01%	04/01/2038	19,965	19,965,000
District of Columbia Housing Finance Agency (Park 7 at Minnesota Benning); Series 2012, VRD Multifamily Housing RB(m)	0.01%	02/01/2046	5,000	5,000,000
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 C, Asset-Backed CAB RB(e)	0.00%	06/15/2055	60,320	605,613
District of Columbia Water & Sewer Authority; Series 2013 A, Sub. Lien Public Utility RB(a)	5.00%	10/01/2044	27,000	31,015,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
District of Columbia;
Series 2009 B, Ref. Sec. Income Tax RB(a)	5.00%	12/01/2025	$16,165	$18,611,088
Series 2014 C, Unlimited Tax GO Bonds(a)	5.00%	06/01/2038	21,000	24,518,130
				140,147,071

Florida–7.56%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.88%	11/15/2036	10,500	10,709,265
Series 2007, IDR	5.88%	11/15/2042	20,365	20,770,874
Alachua (County of) Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB	6.25%	11/15/2044	2,500	2,789,325
Series 2014, RB	6.38%	11/15/2049	5,250	5,838,630
Alachua (County of) Health Facilities Authority (Oak Hammock at the University of Florida);
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2032	1,000	1,247,680
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2042	2,500	3,104,325
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2046	2,000	2,479,280
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs);
Series 2011 A, RB	8.00%	11/15/2031	3,000	3,549,840
Series 2011 A, RB	8.13%	11/15/2041	11,200	13,294,848
Series 2011 A, RB	8.13%	11/15/2046	6,000	7,108,200
Anthem Park Community Development District; Series 2004, Capital Improvement Special Assessment RB	5.80%	05/01/2036	5,663	5,664,489
Bloomingdale (Villages of) Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/2036	2,820	2,821,664
Bonnet Creek Resort Community Development District;
Series 2002, Special Assessment RB	7.38%	05/01/2034	2,310	2,311,409
Series 2002, Special Assessment RB	7.50%	05/01/2034	3,805	3,807,740
Broward (County of) (Civic Arena);
Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(a)(b)	5.00%	09/01/2024	7,555	7,729,294
Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(a)(b)	5.00%	09/01/2025	7,910	8,092,484
Buckeye Park Community Development District; Series 2008 A, Capital Improvement Special Assessment RB(d)	7.88%	05/01/2038	4,900	1,468,432
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.);
Series 2015, Ref. Senior Housing RB(f)	6.00%	07/01/2045	4,000	4,111,840
Series 2015, Ref. Senior Housing RB(f)	6.00%	07/01/2050	4,750	4,848,230
Capital Trust Agency (Miami Community Charter School) Series 2010 A, RB	7.00%	10/15/2040	1,500	1,633,065
Capital Trust Agency (Million Air One LLC); Series 2011, RB(g)	7.75%	01/01/2041	14,255	12,867,703
Capital Trust Agency Inc. (Tallahassee Tapestry);
Series 2015, First Mortgage RB(f)	6.75%	12/01/2035	5,405	5,546,719
Series 2015, First Mortgage RB(f)	7.00%	12/01/2045	2,000	2,052,260
Series 2015, First Mortgage RB(f)	7.13%	12/01/2050	2,000	2,055,540
Caribe Palm Community Development District; Series 2005 A, Special Assessment RB	5.85%	05/01/2035	660	661,571
Championsgate Community Development District; Series 1998 A, Capital Improvement Special Assessment RB	6.25%	05/01/2020	1,685	1,682,590
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(f)	8.13%	05/15/2044	5,560	6,618,624
Series 2014 A, Continuing Care Community RB(f)	8.25%	05/15/2049	44,570	53,259,367
Series 2014 B-1, TEMPS-85SM Continuing Care Community RB(f)	6.88%	05/15/2021	8,350	8,363,026
Series 2014 B-2, TEMPS-70SM Continuing Care Community RB(f)	6.50%	05/15/2020	5,000	5,008,650
Series 2015, Continuing Care Community RB(f)	5.25%	05/15/2022	7,000	7,015,470
Series 2015 A, Continuing Care Community RB(f)	5.50%	05/15/2025	345	353,511
Series 2015 A, Continuing Care Community RB(f)	6.25%	05/15/2035	875	895,869
Series 2015 A, Continuing Care Community RB(f)	6.50%	05/15/2049	3,000	3,070,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Cory Lakes Community Development District;
Series 2001 A, Special Assessment RB	8.38%	05/01/2017	$90	$92,056
Series 2001 B, Special Assessment RB	8.38%	05/01/2017	70	71,599
East Homestead Community Development District; Series 2013, Special Assessment RB	5.63%	11/01/2043	2,000	2,129,980
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB(h)(i)	7.25%	10/01/2021	14,000	18,498,200
Florida Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2006 A, RB(j)	6.00%	05/15/2036	2,130	1,491,128
Series 2007 A, RB(j)	6.13%	05/15/2037	1,855	1,298,611
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2012 A, Educational Facilities RB	6.00%	06/15/2032	4,250	4,379,582
Series 2012 A, Educational Facilities RB	6.13%	06/15/2043	4,250	4,362,030
Series 2015, Educational Facilities RB(f)	6.13%	06/15/2046	10,000	10,125,600
Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/2038	2,660	2,822,047
Series 2012, RB	7.00%	10/01/2026	120	134,548
Series 2012, RB	7.25%	10/01/2041	595	666,305
Gramercy Farms Community Development District;
Series 2007 A-1, Special Assessment RB(d)	5.25%	05/01/2039	1,335	13
Series 2007 A-2, Special Assessment RB(d)	5.25%	05/01/2039	1,700	17
Series 2007 B, Special Assessment RB(d)	5.10%	05/01/2014	4,385	44
Series 2011, Ref. Special Assessment Conv. CAB RB(c)	6.75%	05/01/2039	29,070	5,556,440
Heritage Harbor Community Development District; Series 1997, Recreational RB	7.75%	05/01/2023	325	324,977
Hillsborough (County of) Industrial Development Authority (Health Facilities); Series 2008 B, IDR(h)(i)	8.00%	08/15/2019	1,000	1,252,670
Jacksonville (City of) Economic Development Commission (Proton Therapy Institute); Series 2007 A, Ref. Health Care Facilities RB(f)	6.25%	09/01/2027	10,500	11,024,055
Kendall Breeze West Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/2034	1,250	1,251,687
Lakeland (City of) (Carpenter’s Home Estate Accident Investor); Series 2008, Ref. First Mortgage Retirement Community RB	6.38%	01/01/2043	2,250	2,368,192
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark);
Series 2012, Ref. RB	5.25%	10/01/2032	4,500	4,790,655
Series 2012, Ref. RB	5.75%	10/01/2042	10,100	10,935,169
Series 2012, Ref. RB	6.50%	10/01/2047	10,000	11,238,000
Lee (County of) Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2012, IDR	5.50%	06/15/2032	1,880	2,011,675
Series 2012, IDR	5.75%	06/15/2042	3,210	3,425,776
Leon (County of) Educational Facilities Authority (Southgate Residence Hall); Series 1998 A, Ref. RB	6.75%	09/01/2028	7,100	7,099,645
Miami-Dade (County of) (Building Better Communities Program); Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(b)	5.00%	07/01/2030	15,210	16,421,477
Miami-Dade (County of) (Miami International Airport); Series 2008 A, Aviation RB (INS–AGC)(a)(b)(g)	5.25%	10/01/2033	16,500	18,052,980
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2015 A, Ref. RB	5.00%	04/01/2045	30,870	34,935,270
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital);
Series 2010 A, Ref. Hospital RB	6.00%	08/01/2030	500	581,700
Series 2010 A, Ref. Hospital RB	6.13%	08/01/2042	250	287,713
Miami-Dade (County of) School Board;
Series 2008 B, COP(a)(h)(i)	5.25%	05/01/2018	10,000	10,997,000
Series 2008 B, COP(a)(h)(i)	5.25%	05/01/2018	5,000	5,498,500
Miami-Dade (County of);
Series 2005 A, Sub. Special Obligation CAB RB (INS–NATL)(b)(e)	0.00%	10/01/2040	10,070	2,809,933
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/2035	12,000	5,551,320
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/2042	42,215	13,404,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2007, First Mortgage RB	5.50%	07/01/2032	$6,750	$6,903,360
Series 2007, First Mortgage RB	5.50%	07/01/2038	7,450	7,609,504
Orange (County of) Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/2028	1,565	1,566,189
Orange (County of) Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/2031	3,380	3,386,692
Orange (County of) Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	700	701,386
Orange (County of) Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	185	185,366
Orange (County of) Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	700	701,386
Orange (County of) Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/2031	270	270,535
Orlando (City of); Series 2014 A, Contract Tourist Development Tax Payments RB(a)	5.00%	11/01/2039	20,305	23,228,108
Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB(o)	6.13%	05/01/2035	410	4
Series 2010 A-2, Capital Improvement RB	6.13%	05/01/2035	405	405,296
Series 2010 B, Capital Improvement RB	5.13%	05/01/2017	480	477,730
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	2,750	3,372,325
Palm Coast Park Community Development District; Series 2006, Special Assessment RB	5.70%	05/01/2037	4,365	3,748,313
Pine Ridge Plantation Community Development District; Series 2006 A, Capital Improvement Special Assessment RB	5.40%	05/01/2037	1,485	1,300,890
Pinellas (County of) Educational Facilities Authority (Pinellas Preparatory Academy);
Series 2011 A, RB	6.13%	09/15/2021	400	436,484
Series 2011 A, RB	7.13%	09/15/2041	3,250	3,570,027
Poinciana West Community Development District; Series 2007, Special Assessment RB	6.00%	05/01/2037	1,490	1,513,557
Port St. Lucie (City of) (Glassman Special Assessment District); Series 2003 C, Special Assessment RB	6.75%	07/01/2023	2,020	2,022,384
Reunion East Community Development District;
Series 2002 A-2, Special Assessment RB(j)	7.38%	05/01/2033	145	1
Series 2005, Special Assessment RB(d)	5.80%	05/01/2036	1,716	17
Series 2015-1, Special Assessment RB	6.60%	05/01/2033	165	166,181
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	2,255	2,275,949
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(f)	5.50%	10/01/2024	5,350	5,614,611
Seven Oaks Community Development District II;
Series 2003 A, Special Assessment RB	6.40%	05/01/2034	4,250	4,249,490
Series 2004 A, Special Assessment RB	5.88%	05/01/2035	2,235	2,162,944
St. Johns (County of) Industrial Development Authority (Glenmoor);
Series 2014 A, Ref. Health Care RB	5.38%	01/01/2049	11,363	3,996,191
Series 2014 B, Ref. Sub. Health Care RB	2.50%	01/01/2049	4,205	42
St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities); Series 2010 A, RB	6.00%	08/01/2045	4,000	4,483,720
St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB(h)(i)	6.25%	11/15/2019	150	179,771
Series 2009 A, Ref. RB(h)(i)	6.50%	11/15/2019	1,000	1,207,590
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.20%	05/01/2035	1,445	1,011,254
Stonegate Community Development District; Series 2008, Special Assessment RB	8.13%	05/01/2039	4,520	4,868,221
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(a)(b)	6.00%	10/01/2029	13,440	18,595,853
Town Center at Palm Coast Community Development District; Series 2005, Capital Improvement Special Assessment RB	6.00%	05/01/2036	10,335	10,063,086
Treeline Preserve Community Development District; Series 2007 A, Special Assessment RB(j)	6.80%	05/01/2039	4,895	1,958,392
Turnbull Creek Community Development District; Series 2006, Special Assessment RB	5.25%	05/01/2037	3,245	3,183,767
University Square Community Development District; Series 2007 A-1, Capital Improvement Special Assessment RB	5.88%	05/01/2038	2,740	2,779,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Waterlefe Community Development District; Series 2001, Golf Course RB(d)	8.13%	10/01/2025	$2,645	$183,722
West Villages Improvement District; Series 2007, Special Assessment RB(d)	5.50%	05/01/2038	8,800	8,811,088
Winter Garden Village at Fowler Groves Community Development District; Series 2006, Special Assessment RB	5.65%	05/01/2037	2,380	2,386,117
				578,300,758

Georgia–1.31%
Americus (City of) & Sumter (County of) Hospital Authority (Magnolia Manor Obligated Group);
Series 2013 A, Ref. RB	6.25%	05/15/2033	3,950	4,379,049
Series 2013 A, Ref. RB	6.38%	05/15/2043	8,000	8,828,880
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/2031	12,000	13,745,880
Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/2030	4,700	4,718,236
Atlanta (City of); Series 2015, Ref. Water & Wastewater RB(a)	5.00%	11/01/2040	37,555	43,602,482
Clayton (County of) Development Authority (Delta Air Lines, Inc.); Series 2009 A, Special Facilities RB	8.75%	06/01/2029	4,500	5,572,305
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.);
Series 2010, RAC	6.00%	09/01/2030	2,200	2,443,386
Series 2010, RAC	6.13%	09/01/2040	6,510	7,139,321
Rockdale (County of) Development Authority (Visy Paper); Series 2007 A, RB(g)	6.13%	01/01/2034	9,615	9,843,068
				100,272,607

Hawaii–0.35%
Hawaii (State of) Department of Budget & Finance (15 Craigside);
Series 2009 A, Special Purpose Senior Living RB	8.75%	11/15/2029	820	1,013,963
Series 2009 A, Special Purpose Senior Living RB	9.00%	11/15/2044	6,530	8,075,520
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2007 A, Special Purpose RB (INS–FGIC)(b)(g)	4.65%	03/01/2037	4,210	4,305,020
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(a)(h)(i)	5.25%	04/01/2019	12,000	13,641,720
				27,036,223

Idaho–0.42%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, Solid Waste Disposal RB (Acquired 11/03/2006; Cost $7,640,000)(d)(f)(g)	7.50%	11/01/2024	7,640	76
Idaho (State of) Health Facilities Authority (Terraces of Boise);
Series 2014 A, RB	8.00%	10/01/2044	4,000	4,442,640
Series 2014 A, RB	8.13%	10/01/2049	9,000	10,006,560
Series 2014 B-1, TEMPS-75SM RB	6.50%	10/01/2022	2,140	2,143,124
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/2037	8,355	8,549,254
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2010 A, Non-profit Facilities RB	6.25%	07/01/2040	1,000	1,073,090
Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-profit Facilities RB	6.00%	06/01/2038	750	776,918
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. Non-profit Facilities RB(f)	6.75%	07/01/2028	79	80,812
Series 2014 A, Ref. Non-profit Facilities RB(f)	6.75%	07/01/2036	526	533,768
Series 2014 A, Ref. Non-profit Facilities RB(f)	6.75%	07/01/2048	1,061	1,070,018
Series 2014 B, Ref. Non-profit Facilities CAB RB(e)(f)	0.00%	07/01/2049	9,112	864,650
Idaho (State of) Housing & Finance Association (Victory Charter School, Inc.); Series 2009 A, Non-profit Facilities RB	8.25%	07/01/2039	745	813,227
Idaho (State of) Housing & Finance Association; Series 2008 A, Non-profit Facilities RB	6.13%	07/01/2038	1,580	1,644,843
				31,998,980

Illinois–10.53%
Annawan (Village of) (Patriot Renewable Fuels, LLC); Series 2007, Tax Increment Allocation RB	5.63%	01/01/2018	1,335	1,335,467
Aurora (City of) (East River Area TIF No. 6); Series 2008 A, Tax Increment Allocation RB	6.75%	12/30/2027	1,970	2,118,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Aurora (City of) (River City TIF No. 3); Series 2008 B, Tax Increment Allocation RB	6.50%	12/30/2023	$2,875	$3,106,610
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	5,000	5,090,500
Bolingbrook (Village of) Special Services Area No. 1 (Forest City); Series 2005, Special Tax RB	5.90%	03/01/2027	2,000	2,010,020
Bolingbrook (Village of);
Series 2005, Sales Tax RB	6.00%	01/01/2026	4,500	4,437,405
Series 2005, Sales Tax RB	6.25%	01/01/2024	5,490	5,499,443
Bourbonnais (Village of) (Olivet Nazarene University); Series 2013, Industrial Project RB	5.00%	11/01/2044	2,575	2,719,252
Bradley (Village of) (Bradley Commons); Series 2007, Tax Increment Allocation RB	6.10%	01/01/2027	2,400	2,462,376
Burbank (City of) (Intercultural Montessori Language School); Series 2015, Educational Facilities RB(f)	6.25%	09/01/2045	4,000	4,156,760
Chicago (City of) (Asphalt Operating Services); Series 2010, Recovery Zone Facility RB	6.13%	12/01/2018	3,970	4,086,877
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	2,491	1,749,229
Chicago (City of) (Lakeshore East); Series 2003, Special Assessment Improvement RB	6.63%	12/01/2022	2,959	2,974,180
Chicago (City of) (O’Hare International Airport); Series 2008 A, Third Lien General Airport RB (INS–AGM)(a)(b)	5.00%	01/01/2033	14,000	14,864,080
Chicago (City of) Metropolitan Water Reclamation District; Series 2015 A, Unlimited Tax GO Green Bonds(a)	5.00%	12/01/2044	21,000	23,986,200
Chicago (City of) Transit Authority; Series 2014, Sales Tax Receipts RB(a)	5.25%	12/01/2049	27,000	30,383,640
Chicago (City of);
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2034	2,645	2,665,023
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2037	6,000	6,028,680
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2032	2,150	2,175,327
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2033	3,000	3,031,140
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2034	2,160	2,176,351
Series 2005 D, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2037	2,250	2,260,755
Series 2005 D, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2040	12,760	12,767,784
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	2,500	2,517,200
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2042	3,500	3,499,720
Series 2007 F, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	2,405	2,421,546
Series 2007 G, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	375	377,580
Series 2007 G, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2042	400	399,968
Series 2009 C, Unlimited Tax GO Bonds	5.00%	01/01/2034	15,190	14,667,312
Series 2009 C, Unlimited Tax GO Bonds	5.00%	01/01/2040	15,500	14,673,075
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	1,000	1,076,970
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2025	9,700	10,498,407
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2025	9,185	9,941,017
Series 2011 A, Unlimited Tax GO Bonds	5.00%	01/01/2040	5,000	4,733,250
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2033	3,500	3,395,105
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2028	2,530	2,581,941
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2033	3,250	3,235,375
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2034	4,440	4,473,611
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2035	2,000	2,013,760
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2039	2,500	2,501,525
Cook (County of) (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.50%	10/15/2040	7,250	6,991,030
Cortland (Town of) (Sheaffer System); Series 2006, Special Tax RB(d)(f)	5.50%	03/01/2017	3,439	687,490
Deerfield (Village of); Series 2011, Ref. RB	6.00%	10/01/2042	3,274	3,342,885
Du Page (County of) Special Service Area No. 31 (Monarch Landing); Series 2006, Special Tax RB	5.40%	03/01/2016	40	40,004
East Dundee (Village of) (Route 25 South Redevelopment); Series 2012, Limited Obligation Tax Increment Allocation RB	5.63%	12/01/2031	1,530	1,530,964
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	1,562	1,365,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Hillside (Village of) (Mannheim Redevelopment);
Series 2008, Sr. Lien Tax Increment Allocation RB	6.55%	01/01/2020	$550	$588,379
Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/2028	8,000	8,526,640
Illinois (State of) Finance Authority (Christian Homes, Inc.);
Series 2007, Ref. RB(h)(i)	5.75%	05/15/2017	2,130	2,265,468
Series 2007, Ref. RB(h)(i)	5.75%	05/15/2017	1,080	1,148,688
Series 2007, Ref. RB	5.75%	05/15/2026	3,445	3,520,273
Series 2007, Ref. RB	5.75%	05/15/2031	1,745	1,779,394
Illinois (State of) Finance Authority (Clare Oaks);
Series 2012 A-1, RB	7.00%	11/15/2027	2,695	2,655,572
Series 2012 A-2, RB	7.00%	11/15/2027	2,605	2,565,873
Series 2012 B, Ref. Sub. RB	4.00%	11/15/2052	9,584	6,746,963
Series 2012 C-1, Ref. Sub. RB(e)	0.00%	11/15/2052	3,902	140,002
Series 2012 C-2, Ref. Sub. Conv. RB(p)	4.00%	11/15/2052	780	212,953
Series 2012 C-3, Ref. Sub. Conv. RB(p)	4.00%	11/15/2052	780	134,040
Illinois (State of) Finance Authority (Clare Water Tower);
Series 2010 A-6, Ref. RB(d)	6.00%	05/15/2028	1,249	12
Series 2010 A-7, Ref. RB(d)	6.13%	05/15/2041	11,264	113
Series 2010 B, Ref. CAB RB(d)(e)	0.00%	05/15/2050	5,966	60
Illinois (State of) Finance Authority (Clinic Altgeld); Series 1996, Community Facilities RB	8.00%	11/15/2016	435	436,383
Illinois (State of) Finance Authority (Collegiate Housing Foundation — DeKalb II, LLC — Northern Illinois University); Series 2011, Student Housing RB	6.88%	10/01/2043	7,000	8,106,140
Illinois (State of) Finance Authority (Edward Hospital Obligated Group); Series 2008 B-1, VRD Ref. RB (LOC–JPMorgan Chase Bank, N.A.)(m)(n)	0.01%	02/01/2040	8,800	8,800,000
Illinois (State of) Finance Authority (Friendship Village of Schaumburg);
Series 2005 A, RB	5.38%	02/15/2025	920	920,248
Series 2005 A, RB	5.63%	02/15/2037	9,625	9,625,866
Series 2010, RB	7.13%	02/15/2039	1,710	1,829,255
Series 2010, RB	7.25%	02/15/2045	8,900	9,542,046
Illinois (State of) Finance Authority (Greenfields of Geneva);
Series 2010 A, RB	7.50%	02/15/2020	110	103,487
Series 2010 A, RB	7.90%	02/15/2025	3,285	3,091,973
Series 2010 A, RB	8.00%	02/15/2028	3,030	2,852,472
Series 2010 A, RB	8.00%	02/15/2030	90	84,738
Series 2010 A, RB	8.13%	02/15/2040	14,480	13,638,133
Series 2010 A, RB	8.25%	02/15/2046	28,435	26,784,917
Illinois (State of) Finance Authority (Intrinsic Schools — Belmont School); Series 2015, Charter School RB(f)	6.00%	12/01/2045	3,715	3,728,411
Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	5.70%	08/15/2028	500	500,495
Series 2006 A, RB	6.00%	08/15/2026	3,850	3,879,992
Series 2006 A, RB	6.00%	08/15/2039	10,460	10,516,693
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.63%	05/15/2042	6,000	6,367,620
Series 2012, Ref. RB	5.75%	05/15/2046	1,500	1,600,005
Illinois (State of) Finance Authority (Montgomery Place);
Series 2006 A, RB	5.40%	05/15/2038	60	60,017
Series 2006 A, RB	5.75%	05/15/2038	3,030	3,058,421
Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.50%	10/15/2040	7,500	7,232,100
Illinois (State of) Finance Authority (Norwegian American Hospital Inc.);
Series 2008, RB	7.63%	09/15/2028	3,750	4,143,488
Series 2008, RB	7.75%	09/15/2038	8,280	9,631,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2010 A, RB	8.00%	05/15/2030	$1,700	$1,309,000
Series 2010 A, RB	8.13%	05/15/2040	9,770	7,522,900
Series 2010 A, RB	8.25%	05/15/2045	27,155	20,909,350
Series 2010 D-1, TEMPS-75SM RB	7.25%	08/15/2016	8,230	6,337,100
Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/2016	495	381,150
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	7.00%	08/15/2043	12,210	13,475,200
Illinois (State of) Finance Authority (Plymouth Place);
Series 2013, Ref. RB	6.00%	05/15/2043	10,600	11,692,012
Series 2015, Ref. RB	5.25%	05/15/2050	3,250	3,321,175
Illinois (State of) Finance Authority (Provena Health); Series 2009 A, RB	7.75%	08/15/2034	12,800	15,428,096
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. Sr. Educational Facilities RB	6.00%	02/01/2034	750	799,538
Series 2014, Ref. Sr. Educational Facilities RB	6.13%	02/01/2045	1,500	1,588,080
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(h)(i)	7.25%	11/01/2018	24,235	28,416,749
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2008, Ref. RB	5.50%	08/15/2030	5,000	5,318,250
Series 2009, RB(h)(i)	6.88%	08/15/2019	21,875	26,410,781
Illinois (State of) Finance Authority (Smith Village);
Series 2005 A, RB	5.70%	11/15/2020	500	505,110
Series 2005 A, RB	6.13%	11/15/2025	1,100	1,108,184
Series 2005 A, RB	6.25%	11/15/2035	1,500	1,507,005
Illinois (State of) Finance Authority (The Admiral at the Lake); Series 2010 A, RB	7.25%	05/15/2020	1,905	1,910,963
Illinois (State of) Finance Authority (The Landing at Plymouth Place);
Series 2005 A, RB(h)(i)	6.00%	05/15/2016	5,500	5,563,855
Series 2005 A, RB(h)(i)	6.00%	05/15/2016	19,685	19,913,543
Illinois (State of) Finance Authority (Three Crowns Park Plaza);
Series 2006 A, RB	5.88%	02/15/2026	1,000	1,001,420
Series 2006 A, RB	5.88%	02/15/2038	1,500	1,501,455
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.);
Series 2011, Ref. Charter School RB	6.88%	10/01/2031	3,270	3,579,604
Series 2011, Ref. Charter School RB	7.13%	10/01/2041	1,000	1,100,100
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(a)	5.25%	10/01/2052	27,000	30,147,660
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	10,855	11,108,898
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	10,948,240
Illinois (State of) Finance Authority (Waste Management Inc.); Series 2005 A, Solid Waste Disposal RB(g)	5.05%	08/01/2029	1,320	1,338,520
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Dedicated State Tax CAB RB (INS–NATL)(b)(e)	0.00%	12/15/2032	13,860	6,811,497
Series 2010 A, RB(a)	5.50%	06/15/2050	18,000	19,134,900
Series 2012, CAB RB(e)	0.00%	12/15/2050	3,620	670,605
Series 2012 B, CAB RB(e)	0.00%	12/15/2051	2,365	416,879
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, Dedicated State Tax CAB RB (INS–AGM)(b)(e)	0.00%	12/15/2029	12,000	6,992,040
Illinois (State of) Real Estate Lease; Series 1998, Ctfs. RB (INS–ACA)(b)(f)	6.20%	06/15/2018	2,062	2,091,476
Illinois (State of) Toll Highway Authority; Series 2008 B, RB(a)(h)(i)	5.50%	01/01/2018	29,000	31,580,710
Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/2030	3,190	3,455,408
Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB (Acquired 09/14/2006; Cost $1,800,000)(f)(j)	5.75%	12/30/2025	1,800	994,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Pingree Grove (Village of) (Cambridge Lakes Learning Center);
Series 2007, RB	6.00%	06/01/2036	$4,765	$4,764,476
Series 2011, RB	8.50%	06/01/2041	3,290	3,655,585
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(j)	5.80%	03/01/2037	5,615	1,929,314
Quad Cities Regional Economic Development Authority (Heritage Woods Moline Supportive Living Facility); Series 2006, MFH RB(g)	6.00%	12/01/2041	1,230	1,241,648
Railsplitter Tobacco Settlement Authority; Series 2010, RB	6.00%	06/01/2028	17,050	20,412,090
Regional Transportation Authority; Series 1994 B, RB (INS–AMBAC)(b)	8.00%	06/01/2017	2,095	2,201,740
Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/2026	800	758,232
Series 2006, Senior Care Facilities RB	5.85%	12/01/2036	3,000	2,805,060
St. Charles (City of) (Zylstra);
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/2021	1,205	1,228,293
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/2025	1,900	1,905,567
St. Charles (City of) Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	1,510	1,511,102
United City of Yorkville (City of) (Storm Water/Water Improvement);
Series 2007, Business District RB(l)	3.90%	01/01/2026	3,045	1,826,696
Series 2007, Business District RB(l)	3.90%	01/01/2027	285	170,977
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(d)	6.25%	03/01/2035	5,408	2,942,222
United City of Yorkville (City of) Special Service Area No. 2005-108 (Autumn Creek); Series 2006, Special Tax RB	6.00%	03/01/2036	2,623	2,688,313
United City of Yorkville (City of) Special Service Area No. 2006-113 (Cannonball/Beecher Road); Series 2007, Special Tax RB	5.75%	03/01/2028	3,915	3,979,793
Upper Illinois River Valley Development Authority (Living Springs McHenry Supportive Living Facility); Series 2007, MFH RB(g)	6.10%	12/01/2041	3,700	3,751,800
Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/2030	2,000	2,149,360
Series 2010, RB	7.25%	11/15/2040	3,200	3,434,752
Series 2010, RB	7.38%	11/15/2045	1,700	1,822,876
Series 2012, RB	6.00%	05/15/2042	6,360	6,652,942
Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/2036	3,622	3,695,671
Western Illinois Economic Development Authority (Carthage Memorial Hospital);
Series 2008 B, Hospital RB	7.00%	06/01/2033	2,295	2,384,597
Series 2008 B, Hospital RB	7.05%	06/01/2037	4,700	4,874,605
Wheeling (Village of) (N. Milwaukee/Lake-Cook TIF); Series 2005, Tax Increment Allocation RB	6.00%	01/01/2025	7,120	7,124,414
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(g)	7.00%	12/01/2042	2,900	3,024,729
				805,097,818

Indiana–2.25%
Carmel (City of) (Barrington Carmel);
Series 2012 A, RB	7.00%	11/15/2027	1,550	1,763,528
Series 2012 A, RB	7.00%	11/15/2032	2,980	3,362,990
Series 2012 A, RB	7.13%	11/15/2042	12,200	13,780,022
Series 2012 A, RB	7.13%	11/15/2047	9,940	11,197,012
Crown Point (City of) (Wittenberg Village);
Series 2009 A, Economic Development RB	8.00%	11/15/2029	3,100	3,510,130
Series 2009 A, Economic Development RB	8.00%	11/15/2039	9,250	10,371,100
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2015 A, Ref. Hospital RB(a)	5.00%	12/01/2040	15,750	18,032,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (Irvington Community School);
Series 2009 A, Educational Facilities RB	7.75%	07/01/2023	$1,040	$1,022,674
Series 2009 A, Educational Facilities RB	8.00%	07/01/2029	1,385	1,333,312
Series 2009 A, Educational Facilities RB	9.00%	07/01/2039	3,575	3,607,032
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing); Series 2013, Private Activity RB(g)	5.25%	01/01/2051	37,790	41,218,309
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	7,145	7,496,248
Indianapolis (City of) (Ritter Affordable Assisted Living); Series 2014, MFH RB	6.90%	12/01/2033	5,500	5,858,875
North Manchester (Town of) Economic Development Authority (Peabody Retirement Community);
Series 2013, Ref. RB(p)	6.05%	12/01/2045	1,558	1,305,591
Series 2013, Ref. Sub. RB	1.00%	12/01/2045	1,295	25,344
St. Joseph (County of) (Holy Cross Village at Notre Dame); Series 2006 A, Economic Development RB(h)(i)	6.00%	05/15/2016	1,150	1,163,512
St. Joseph (County of) Redevelopment District; Series 1997 B, Tax Increment Allocation CAB RB(e)	0.00%	12/30/2016	125	117,801
Valparaiso (City of) (Pratt Paper, LLC);
Series 2013, Exempt Facilities RB(g)	6.75%	01/01/2034	10,785	13,202,350
Series 2013, Exempt Facilities RB(g)	7.00%	01/01/2044	11,000	13,550,900
Vigo (County of) Hospital Authority (Union Hospital, Inc.);
Series 2007, RB(f)	5.70%	09/01/2037	8,000	8,278,560
Series 2007, RB(f)	5.75%	09/01/2042	5,780	5,976,867
Series 2007, RB(f)	5.80%	09/01/2047	5,645	5,837,156
				172,011,331

Iowa–3.29%
Altoona (City of);
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	6.00%	06/01/2028	1,250	1,354,638
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	6.00%	06/01/2039	5,000	5,365,300
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	6.00%	06/01/2043	5,500	5,890,555
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.25%	06/15/2036	1,250	1,388,300
Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB	7.25%	06/01/2035	5,755	6,198,480
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/2042	14,000	14,057,960
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	24,125	25,140,904
Series 2013, Midwestern Disaster Area RB	5.25%	12/01/2025	29,915	32,719,232
Series 2013, Midwestern Disaster Area RB	5.50%	12/01/2022	27,195	28,493,561
Iowa (State of) Finance Authority (Madrid Home);
Series 2007, Ref. Health Care Facility RB	5.75%	11/15/2024	1,000	1,014,200
Series 2007, Ref. Health Care Facility RB	5.80%	11/15/2029	1,930	1,947,853
Series 2007, Ref. Health Care Facility RB	5.90%	11/15/2037	2,750	2,766,747
Iowa (State of) Tobacco Settlement Authority;
Series 2005 B, Asset-Backed RB	5.60%	06/01/2034	31,350	31,376,961
Series 2005 C, Asset-Backed RB	5.50%	06/01/2042	23,435	23,144,172
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	33,390	33,386,995
Series 2005 D, Asset-Backed CAB RB(e)	0.00%	06/01/2046	172,800	16,623,360
Jefferson (County of) Hospital; Series 2007 C, RB	5.95%	08/01/2037	1,435	1,450,326
Orange City (City of); Series 2008, Ref. Hospital Capital Loan RN	5.60%	09/01/2032	7,415	7,556,849
Polk (County of) (Luther Park Health Center, Inc.);
Series 2004, Health Care Facilities RB	6.00%	10/01/2024	290	290,455
Series 2004, Health Care Facilities RB	6.15%	10/01/2036	3,100	3,103,379
Series 2007 A, Ref. Health Care Facilities RB	5.30%	04/01/2037	4,630	4,631,528
Series 2007 C, Health Care Facilities RB	6.00%	04/01/2037	3,275	3,336,275
				251,238,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–0.69%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.75%	11/15/2038	$1,900	$2,182,948
Lenexa (City of) (Lakeview Village, Inc.);
Series 2009, Health Care Facilities RB	7.13%	05/15/2029	500	554,400
Series 2009, Health Care Facilities RB	7.25%	05/15/2039	1,500	1,659,000
Olathe (City of) (Aberdeen Village, Inc.);
Series 2005, Ref. Senior Living Facility RB	6.13%	05/15/2030	1,000	1,015,850
Series 2005 A, Ref. Senior Living Facility RB	5.60%	05/15/2028	1,500	1,501,005
Olathe (City of) (Catholic Care Campus, Inc.); Series 2006 A, Senior Living Facility RB	6.00%	11/15/2038	2,500	2,516,575
Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/2022	3,315	3,043,700
Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/2026	2,835	2,485,331
Overland Park (City of) Transportation Development District (Grass Creek); Series 2006, Special Assessment RB	5.13%	09/01/2028	1,485	1,499,687
Roeland Park (City of) (Roeland Park Redevelopment, LLC); Series 2005, Special Obligation Tax Increment Allocation RB	5.75%	08/01/2024	535	536,990
Roeland Park (City of) (TDD No. 1);
Series 2005, Transportation Development District Sales Tax RB	5.75%	12/01/2025	445	289,237
Series 2006 A, Transportation Development District Sales Tax RB	5.88%	12/01/2025	835	542,725
Roeland Park (City of) (TDD No. 2); Series 2006 B, Transportation Development District Sales Tax RB	5.88%	12/01/2025	1,000	499,990
Wichita (City of) (Larksfield Place); Series 2013 III, Ref. Health Care Facilities & Improvement RB	7.38%	12/15/2043	5,000	5,677,100
Wichita (City of) (Presbyterian Manors, Inc.);
Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	5,000	5,473,200
Series 2013 IV-A, Health Care Facilities RB	6.50%	05/15/2048	14,000	15,411,760
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/2044	1,850	1,964,996
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/2049	2,750	2,888,737
Series 2014 IV-B-1, TEMPS-80SM RB	4.25%	11/15/2021	3,000	3,001,590
				52,744,821

Kentucky–0.80%
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II);
Series 2011, RB	7.00%	05/15/2030	2,500	2,909,450
Series 2011, RB	7.25%	05/15/2041	3,050	3,576,033
Series 2011, RB	7.38%	05/15/2046	1,000	1,177,840
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.); Series 2000 B, Health System RB (INS–NATL)(b)(e)	0.00%	10/01/2026	13,930	9,932,369
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.); Series 2000-B, Health System RB (INS–NATL)(b)(e)	0.00%	10/01/2027	12,955	8,815,100
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/2045	8,000	9,226,160
Kentucky (State of) Economic Development Finance Authority (Rosedale Green);
Series 2015, Ref. Health Care Facilities RB	5.75%	11/15/2045	3,350	3,436,128
Series 2015, Ref. Health Care Facilities RB	5.75%	11/15/2050	2,650	2,696,084
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, First Tier Toll Conv. CAB RB(c)	6.60%	07/01/2039	10,000	7,609,300
Series 2013 C, First Tier Toll Conv. CAB RB(c)	6.75%	07/01/2043	5,000	3,767,200
Series 2013 C, First Tier Toll Conv. CAB RB(c)	6.88%	07/01/2046	8,000	6,023,440
Louisville (City of) & Jefferson (County of) Metropolitan Government (Bellarmie University Inc.); Series 2009, College Improvement RB	6.13%	05/01/2039	1,820	1,995,867
				61,164,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–1.67%
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee)(b)	6.50%	12/01/2018	$2,480	$2,533,766
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2009 A, RB	6.50%	08/01/2029	4,250	4,937,522
Series 2010 A-1, RB	6.50%	11/01/2035	9,245	10,839,485
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,331,833
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,207,611
Series 2015 A, Ref. RB	6.25%	11/15/2045	8,985	9,160,747
Louisiana (State of) Public Facilities Authority (Belle Chasse Educational Foundation); Series 2011, RB	6.75%	05/01/2041	3,000	3,349,830
Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB(f)	6.38%	12/01/2034	28,250	30,732,045
Louisiana (State of) Public Facilities Authority (Louisiana Pellets Inc.);
Series 2015, Solid Waste Disposal Facilities RB (Acquired 05/21/2015; Cost $46,000,000)(f)(g)	7.75%	07/01/2039	46,000	27,706,720
Series 2015, Waste Disposal Facilities RB (Acquired 05/21/2015; Cost $2,000,000)(f)(g)	7.00%	07/01/2024	2,000	1,204,500
Series 2015 A, Waste Disposal Facilities RB(g)	8.00%	07/01/2039	22,550	13,581,188
Louisiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/1998; Cost $915,968)(f)	5.75%	10/30/2018	916	922,316
New Orleans (City of) Aviation Board; Series 2009 A-2, Ref. & Restructuring General Airport RB (INS–AGC)(b)	6.00%	01/01/2023	3,000	3,387,180
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/2037	13,530	13,036,967
				127,931,710

Maine–0.60%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB	5.00%	07/01/2043	24,300	26,256,150
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	6.75%	07/01/2036	3,425	3,901,760
Series 2011, RB	6.75%	07/01/2041	11,505	13,088,663
Series 2011, RB	7.50%	07/01/2032	2,500	2,997,775
				46,244,348

Maryland–1.33%
Anne Arundel (County of) (National Business Park-North);
Series 2010, Special Obligation Tax Allocation RB	5.63%	07/01/2025	1,000	1,058,980
Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/2040	3,250	3,442,757
Anne Arundel (County of) (The Villages at Two Rivers); Series 2014, Special Tax RB	5.25%	07/01/2044	2,145	2,211,302
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/2038	15,605	16,656,777
Brunswick (City of) (Brunswick Crossing); Series 2006, Special Obligation Tax RB	5.50%	07/01/2036	19,581	19,648,554
Frederick (County of) (Jefferson Technology Park);
Series 2013 A, Special Tax RB	7.25%	07/01/2043	3,640	4,026,495
Series 2013 B, Tax Increment & Special Tax RB	7.13%	07/01/2043	5,290	6,003,251
Frederick (County of) (Urbana Community Development Authority); Series 2010 B, Sub. Special Obligation Tax RB	5.50%	07/01/2040	8,735	9,267,311
Harford (County of); Series 2011, Special Obligation Tax Allocation RB	7.50%	07/01/2040	6,000	6,745,200
Howard (County of) (Annapolis Junction Town Center);
Series 2014, Special Obligation Tax Allocation Bonds	5.80%	02/15/2034	720	774,857
Series 2014, Special Obligation Tax Allocation Bonds	6.10%	02/15/2044	1,420	1,536,639
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.13%	01/01/2036	1,500	1,722,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland (State of) Health & Higher Educational Facilities Authority (King Farm Presbyterian Retirement Community);
Series 2007 A, RB	5.25%	01/01/2027	$4,475	$4,551,254
Series 2007 A, RB	5.30%	01/01/2037	1,750	1,774,710
Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB(h)(i)	6.00%	01/01/2018	14,000	15,370,880
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC);
Series 1999, Air Cargo RB(g)	6.50%	07/01/2024	4,890	4,890,489
Series 2003, Ref. Air Cargo RB(g)	7.34%	07/01/2024	995	999,189
Salisbury (City of) (Villages at Salisbury Lake); Series 2015, CAB TAN(e)	0.00%	01/01/2037	12,198	1,286,450
				101,967,110

Massachusetts–2.00%
Massachusetts (State of) Development Finance Agency (Covanta Energy); Series 2012, Ref. Resource Recovery RB(f)(g)	5.25%	11/01/2042	21,875	21,960,531
Massachusetts (State of) Development Finance Agency (Criterion Child Enrichment); Series 2003, RB	6.75%	01/01/2034	5,080	5,084,623
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.); Series 2005, RB	5.50%	01/01/2035	500	500,530
Massachusetts (State of) Development Finance Agency (GF/Pilgrim, Inc.); Series 1998, First Mortgage RB	6.75%	10/01/2028	3,880	3,881,164
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(a)	5.50%	11/15/2036	23,660	26,637,138
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2011 A-1, RB	6.25%	11/15/2017	427	426,483
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(a)	5.50%	07/01/2032	5,015	7,018,593
Massachusetts (State of) Development Finance Agency (Quincy Medical Center); Series 2008 A, RB(d)	5.85%	01/15/2018	5,565	13,579
Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB(h)(i)	6.85%	10/15/2019	745	908,967
Series 2009 A, RB(h)(i)	6.90%	10/15/2019	895	1,093,582
Series 2009 A, RB(h)(i)	8.00%	10/15/2019	1,000	1,260,800
Series 2009 A, RB(h)(i)	8.00%	10/15/2019	4,850	6,114,880
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB	6.75%	01/01/2036	1,000	1,179,780
Series 2011 I, RB	6.88%	01/01/2041	4,610	5,446,346
Massachusetts (State of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/2030	2,380	2,381,928
Massachusetts (State of) Port Authority (Delta Air Lines Inc.);
Series 2001 B, Special Facilities Floating Rate (INS–AMBAC)(b)(g)(k)	0.71%	01/01/2031	15,000	13,031,250
Series 2001 C, Special Facilities Floating Rate RB (INS–AMBAC)(b)(g)(k)	0.74%	01/01/2031	15,000	13,031,250
Massachusetts (State of); Series 2004 A, Ref. Limited Tax GO Bonds (INS–AMBAC)(a)(b)	5.50%	08/01/2030	32,040	42,788,459
				152,759,883

Michigan–1.21%
Charyl Stockwell Academy;
Series 2015, Public School Academy Ref. RB	5.50%	10/01/2035	2,740	2,697,914
Series 2015, Public School Academy Ref. RB	5.75%	10/01/2045	3,500	3,412,395
Dearborn Economic Development Corp. (Henry Ford Village, Inc.);
Series 2008, Ref. Limited Obligation RB	7.00%	11/15/2028	5,500	5,597,955
Series 2008, Ref. Limited Obligation RB	7.13%	11/15/2043	7,700	7,833,056
Detroit (City of) Water and Sewerage Department; Series 2012 A, Ref. Sr. Lien Sewage Disposal System RB	5.00%	07/01/2032	12,725	14,137,093
Detroit Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/2025	1,105	869,745
Series 2005, Public School Academy RB	5.75%	11/01/2030	1,000	728,900
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,590	1,065,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Kentwood Economic Development Corp. (Holland Home);
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/2032	$3,500	$3,761,520
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/2041	4,160	4,424,160
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-2, Ref. Local Government Loan Program RB(g)	5.00%	07/01/2044	5,125	5,456,434
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2031	7,000	8,042,510
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2032	4,000	4,567,160
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2034	8,700	9,865,104
Michigan (State of) Finance Authority (Public School Academy — Cesar Chavez Academy); Series 2012, Ref. Limited Obligation RB	5.75%	02/01/2033	4,750	4,678,607
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(g)	7.50%	01/01/2021	2,010	1,998,081
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	4,000	4,218,120
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	3,100	3,242,941
Wayne Charter County Economic Development Corp. (Rivers of Grosse Point); Series 2013, First Mortgage RB	7.88%	12/01/2043	4,000	3,282,680
Wenonah Park Properties, Inc. (Bay City Hotel);
Series 2002, RB(l)	3.75%	04/01/2033	11,620	2,142,147
Series 2002, RB(l)	3.94%	04/01/2022	3,485	642,460
				92,664,505

Minnesota–2.04%
Albertville (City of) (Group for Affordable Housing); Series 2007, Ref. MFH RB	5.55%	09/01/2042	3,225	3,273,278
Anoka (City of) (The Homestead at Anoka, Inc.); Series 2011 A, Health Care Facilities RB	7.00%	11/01/2046	4,070	4,367,191
Anoka (County of) Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/2030	500	538,490
Series 2010 A, RB	6.88%	05/01/2040	1,000	1,076,160
Apple Valley (City of) (Ecumen-Seasons at Apple Valley); Series 2010, Housing & Health Care RB	6.75%	03/01/2040	2,500	2,643,575
Baytown (Township of) (St. Croix Preparatory Academy);
Series 2008 A, Lease RB	6.75%	08/01/2028	1,000	1,029,140
Series 2008 A, Lease RB	7.00%	08/01/2038	700	720,930
Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC);
Series 2010, Recovery Zone Facility RB	6.25%	12/01/2016	550	557,001
Series 2010, Recovery Zone Facility RB	6.75%	12/01/2018	1,755	1,841,030
Series 2010, Recovery Zone Facility RB	8.00%	12/01/2025	1,625	1,804,579
Series 2010, Recovery Zone Facility RB	9.00%	12/01/2035	11,500	13,198,320
Brooklyn Park (City of) (Athlos Leadership Academy);
Series 2015, Charter School Lease RB	5.50%	07/01/2040	750	752,655
Series 2015, Charter School Lease RB	5.75%	07/01/2046	1,400	1,419,432
Brooklyn Park (City of) (Prairie Seeds Academy);
Series 2009 A, Lease RB(h)(i)	8.38%	03/01/2017	100	109,738
Series 2009 A, Lease RB(h)(i)	9.00%	03/01/2017	2,620	2,891,511
Series 2009 A, Lease RB(h)(i)	9.25%	03/01/2017	8,000	8,848,640
Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/2036	2,000	1,979,140
Cold Spring (City of) (Assumption Home, Inc.);
Series 2005, Nursing Home & Senior Housing RB	5.50%	03/01/2025	10	10,016
Series 2005, Nursing Home & Senior Housing RB	5.75%	03/01/2035	10	10,011
Series 2008, Health Care Facilities RB	7.50%	03/01/2038	1,000	1,027,330
Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB	7.00%	08/01/2045	18,000	18,443,700
Maplewood (City of) (Ecumen Headquarters & The Seasons at Maplewood); Series 2010, Housing & Health Care RB	6.38%	03/01/2040	1,045	1,090,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Minneapolis (City of) (Providence);
Series 2007 A, Ref. Housing & Health Care Facilities RB	5.63%	10/01/2027	$3,675	$3,679,594
Series 2007 A, Ref. Housing & Health Care Facilities RB	5.75%	10/01/2037	4,345	4,349,301
Minneapolis (City of) (Riverton Community Housing); Series 2014, Ref. RB	5.50%	08/01/2049	6,500	6,727,760
Oak Park Heights (City of) (Oakgreen Commons);
Series 2010, Housing RB	6.75%	08/01/2031	1,500	1,646,190
Series 2010, Housing RB	7.00%	08/01/2045	3,000	3,288,780
Perham (City of) Hospital District (Perham Memorial Hospital & Home); Series 2010, Health Care Facilities RB	6.35%	03/01/2035	2,000	2,157,780
Rochester (City of) (Homestead at Rochester, Inc.); Series 2013 A, Health Care & Housing RB	6.88%	12/01/2048	6,000	6,801,960
Rochester (City of) (Samaritan Bethany, Inc.);
Series 2009 A, Ref. Health Care & Housing RB	7.38%	12/01/2041	2,000	2,220,880
Series 2009 B, Ref. Health Care & Housing RB	7.38%	12/01/2036	1,555	1,729,595
Sartell (City of) (Country Manor Campus LLC);
Series 2010 A, Health Care Facilities RB	6.25%	09/01/2036	925	945,072
Series 2013, Health Care & Housing Facilities RB	5.38%	09/01/2043	5,000	5,289,900
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. Tax Increment Allocation RB	5.63%	03/01/2020	585	620,755
Series 2010, Ref. Tax Increment Allocation RB	6.50%	03/01/2029	915	963,248
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts);
Series 2015, Charter School Lease RB	6.00%	10/01/2035	2,695	2,750,194
Series 2015, Charter School Lease RB	6.25%	10/01/2045	4,275	4,352,164
St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy);
Series 2006 A, Lease RB	5.75%	09/01/2026	700	705,138
Series 2006 A, Lease RB	6.00%	09/01/2036	3,390	3,414,849
Series 2012 A, Charter School Lease RB	5.50%	09/01/2043	5,000	5,228,200
St. Paul (City of) Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. MFH RB	5.38%	05/01/2043	5,000	5,003,250
St. Paul (City of) Housing & Redevelopment Authority (New Spirit Charter School); Series 2002 A, Lease RB	7.50%	12/01/2031	4,390	4,398,517
St. Paul (City of) Housing & Redevelopment Authority (Nova Classical Academy);
Series 2011 A, Charter School Lease RB	6.38%	09/01/2031	1,000	1,137,740
Series 2011 A, Charter School Lease RB	6.63%	09/01/2042	1,500	1,697,790
Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/2024	1,900	1,520,057
Series 2004 A, Lease RB	6.60%	12/01/2034	5,275	4,175,954
Wayzata (City of) (Folkestone Senior Living Community);
Series 2012 A, Senior Housing RB	5.75%	11/01/2039	3,000	3,233,370
Series 2012 A, Senior Housing RB	6.00%	05/01/2047	7,500	8,127,675
West St. Paul (City of) (Walker Thompson Hill, LLC); Series 2011A, Health Care Facilities RB	7.00%	09/01/2046	1,530	1,626,191
Winsted (City of) (St. Mary’s Care Center); Series 2010 A, Health Care RB	6.25%	09/01/2030	500	420,395
				155,844,697

Mississippi–0.14%
Mississippi Business Finance Corp. (Chevron U.S.A. Inc.); Series 2007 A, VRD Gulf Opportunity Zone RB(m)	0.01%	12/01/2030	2,400	2,400,000
Mississippi Home Corp. (Grove Apartments); Series 2007-1, RB(g)(l)	3.13%	04/01/2037	5,600	3,359,608
Mississippi Home Corp. (Kirkwood Apartments); Series 2007, RB(g)(l)	3.40%	11/01/2037	6,840	4,745,524
				10,505,132

Missouri–1.92%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/2022	1,750	1,628,130
Series 2002, RB	7.20%	05/01/2033	5,250	4,541,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Arnold (City of) (Arnold Triangle Redevelopment Project);
Series 2009 A, Real Property Tax Increment Allocation RB	7.75%	05/01/2028	$595	$627,511
Series 2009 B, Sales Tax Increment Allocation RB	6.50%	05/01/2020	1,830	1,887,151
Arnold Retail Corridor Transportation Development District; Series 2010, Transportation Sales Tax RB	6.65%	05/01/2038	2,000	2,111,540
Ballwin (City of) (Ballwin Town Center); Series 2002 A, Ref. & Improvement Tax Increment Allocation RB	6.50%	10/01/2022	3,600	2,755,944
Branson (City of) Industrial Development Authority (Branson Landing-Retail); Series 2005, Tax Increment Allocation RB	5.25%	06/01/2021	755	755,521
Branson (City of) Regional Airport Transportation Development District; Series 2007 B, Airport RB(d)(g)	6.00%	07/01/2037	28,600	1,928,784
Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.00%	04/01/2017	500	366,250
Series 2007 A, Special Assessment RB	5.50%	04/01/2022	3,170	2,322,025
Series 2007 A, Special Assessment RB	5.50%	04/01/2027	6,055	4,435,287
Bridgeton (City of) Industrial Development Authority (Sarah Community); Series 2011 A, Ref. & Improvement Senior Housing RB	6.38%	05/01/2035	3,400	3,537,768
Cass (County of);
Series 2007, Hospital RB	5.00%	05/01/2016	1,000	1,005,220
Series 2007, Hospital RB	5.63%	05/01/2038	2,890	2,915,201
Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/2021	1,000	799,760
Dardenne Town Square Transportation Development District; Series 2006 A, Transportation Sales Tax RB(l)	3.75%	05/01/2036	3,190	1,148,560
Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation RB(l)	2.00%	12/01/2028	1,250	299,988
Grundy (County of) Industrial Development Authority (Wright Memorial Hospital);
Series 2009, Health Facilities RB	6.45%	09/01/2029	1,000	1,083,310
Series 2009, Health Facilities RB	6.75%	09/01/2034	1,250	1,355,225
Joplin (City of) Industrial Development Authority (Christian Homes, Inc. Obligated Group); Series 2007 F, Ref. RB	5.75%	05/15/2026	1,260	1,287,985
Kansas City (City of) (Shoal Creek Parkway); Series 2011, Tax Increment Allocation RB	6.50%	06/01/2025	2,355	2,362,724
Kansas City (City of) Industrial Development Authority (Brentwood Manor Apartments); Series 2002 B, MFH RB(g)	5.25%	10/15/2038	2,200	1,979,450
Kansas City (City of) Industrial Development Authority (Northwoods Apartments); Series 2004 A, MFH RB(g)	6.45%	05/01/2040	2,058	2,059,461
Kansas City (City of) Industrial Development Authority (Walnut Grove Apartments);
Series 2000 B, MFH RB(g)	7.55%	06/15/2022	765	766,301
Series 2000 B, MFH RB(g)	7.55%	06/15/2035	3,430	3,435,282
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB	8.00%	05/15/2029	7,000	8,003,170
Series 2010 A, Retirement Community RB	8.25%	05/15/2039	3,500	3,970,050
Series 2010 A, Retirement Community RB	8.25%	05/15/2045	22,000	24,861,320
Liberty (City of) (Liberty Commons); Series 2015 A, Tax Allocation RB(f)	6.00%	06/01/2046	6,170	6,284,268
Manchester (City of) (Highway 141/Manchester Road);
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/2025	565	596,595
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.88%	11/01/2039	1,500	1,588,710
Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/2026	1,350	1,351,795
Missouri (State of) Health & Educational Facilities Authority (Washington University);
Series 2011 A, RB(a)	5.00%	11/15/2041	6,210	7,164,788
Series 2011 B, RB(a)	5.00%	11/15/2037	10,500	12,200,265
Platte (County of) Industrial Development Authority (Zona Rosa Phase II Retail); Series 2007, Transportation RB	6.85%	04/01/2029	3,000	3,082,290
Polk (County of) Industrial Development Authority (Citizens Memorial Health Care Foundation); Series 2008, Health Facilities RB	6.50%	01/01/2033	2,000	2,012,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
St. Joseph (City of) Industrial Development Authority (Living Community of St. Joseph); Series 2002, Health Care RB	7.00%	08/15/2032	$6,750	$6,761,677
St. Joseph (City of) Industrial Development Authority (The Shoppes at North Village);
Series 2005 A, Tax Increment Allocation RB	5.50%	11/01/2027	750	750,578
Series 2005 B, Tax Increment Allocation RB	5.50%	11/01/2027	1,000	1,001,480
St. Louis (County of) Industrial Development Authority (Friendship Village Chesterfield); Series 2012, Senior Living Facilities RB	5.00%	09/01/2042	3,000	3,122,370
St. Louis (County of) Industrial Development Authority (Grand Center Redevelopment); Series 2011, Tax Increment Allocation Improvement RB	6.38%	12/01/2025	3,490	3,673,225
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB(h)(i)	6.38%	12/01/2017	3,770	4,150,393
Series 2007 A, Senior Living Facilities RB(h)(i)	6.38%	12/01/2017	8,030	8,840,227
				146,811,251

Multiple States–0.26%
Non-Profit Preferred Funding Trust I;
Series 2006 A-1, RB(f)	4.22%	09/15/2037	5,000	1,110,993
Series 2006 A-2A, RB(f)	4.38%	09/15/2037	1,700	377,741
Series 2007 A-2L, RB (Acquired 08/05/2014; Cost $18,103,094)(f)	4.24%	09/15/2037	44,302	9,854,198
Series 2007 A-2T, RB (Acquired 08/05/2014-02/08/2016; Cost $13,125,502)(f)	4.37%	09/15/2037	37,335	8,352,741
				19,695,673

Nebraska–0.46%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/2042	21,715	23,439,388
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, Health Care Facilities RB	6.50%	06/01/2030	5,000	5,419,150
Series 2010 B, Health Care Facilities RB	6.75%	06/01/2035	6,000	6,497,700
				35,356,238

Nevada–0.30%
Clark (County of) (Homestead Boulder City); Series 1997, Assisted Living Facility RB	6.50%	12/01/2027	4,030	4,036,408
Clark (County of) (Special Improvement District No. 159); Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2035	1,000	1,026,550
Henderson (City of) (Local Improvement District No. T-18); Series 2006, Special Assessment RB	5.30%	09/01/2035	2,210	1,850,588
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB	8.00%	06/15/2030	10,300	11,879,608
Mesquite (City of) (Special Improvement District No. 07-01 -Anthem at Mesquite); Series 2007, Special Assessment Local Improvement RB	6.15%	08/01/2037	2,185	2,216,660
Sparks (City of) (Local Improvement District No. 3 — Legends at Sparks Marina);
Series 2008, Special Assessment Limited Obligation Improvement RB	6.50%	09/01/2020	375	404,344
Series 2008, Special Assessment Limited Obligation Improvement RB	6.75%	09/01/2027	1,395	1,472,980
				22,887,138

New Hampshire–0.16%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/2039	8,960	9,538,458
New Hampshire (State of) Health & Education Facilities Authority (Rivermead);
Series 2011 A, RB	6.63%	07/01/2031	620	701,716
Series 2011 A, RB	6.88%	07/01/2041	2,125	2,405,840
				12,646,014

New Jersey–4.85%
Casino Reinvestment Development Authority; Series 2014, Ref. Luxury Tax RB	5.25%	11/01/2044	1,000	1,030,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(g)	5.25%	09/15/2029	$21,000	$23,062,620
Series 2000 B, Special Facility RB(g)	5.63%	11/15/2030	20,000	22,679,600
Series 2003, Special Facility RB(g)	5.50%	06/01/2033	16,480	18,399,755
Series 2012, Special Facility RB(g)	5.75%	09/15/2027	34,325	38,040,338
New Jersey (State of) Economic Development Authority (Cranes Mill);
Series 2008, First Mortgage RB	5.88%	07/01/2028	500	523,095
Series 2008, First Mortgage RB	6.00%	07/01/2038	1,500	1,561,995
New Jersey (State of) Economic Development Authority (Paterson Charter School); Series 2012 C, RB	5.30%	07/01/2044	3,000	2,738,040
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(g)	5.38%	01/01/2043	24,860	27,723,375
Series 2013, Private Activity RB(g)	5.63%	01/01/2052	22,695	25,593,605
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/2038	10,000	11,007,800
New Jersey (State of) Transportation Trust Fund Authority;
Series 2009 A, Transportation System CAB RB(e)	0.00%	12/15/2038	63,105	19,867,347
Series 2009 A, Transportation System CAB RB(e)	0.00%	12/15/2039	22,955	6,790,548
Series 2010 A, Transportation System CAB RB(e)	0.00%	12/15/2031	8,700	4,078,212
Series 2010 A, Transportation System CAB RB(e)	0.00%	12/15/2036	45,555	15,969,761
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	39,790	39,807,110
Series 2007 1A, Asset-Backed RB	4.75%	06/01/2034	54,925	47,093,794
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	27,125	25,981,139
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2041	45,235	39,070,374
				371,018,978

New Mexico–0.65%
Bernalillo (County of) (Solar Villas Apartments); Series 1997 F, Sr. MFH RB	7.25%	10/15/2022	895	897,067
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/2040	5,000	5,521,300
New Mexico (State of) Eastern Regional Housing Authority (Wildewood Apartments); Series 2000 A, MFH RB	7.50%	12/01/2030	1,875	1,886,025
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. & Improvement RB	5.50%	07/01/2042	10,000	10,791,300
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	5.00%	07/01/2042	4,000	4,127,920
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/2040	8,000	8,620,960
New Mexico (State of) Income Housing Authority (Brentwood Gardens Apartments); Series 2001 A, MFH RB(g)	6.85%	12/01/2031	3,935	3,978,482
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. MFH Mortgage RB (CEP–GNMA)	7.13%	12/15/2027	2,080	2,082,018
San Juan (County of) (Apple Ridge Apartments); Series 2002 A, MFH RB(g)	7.25%	12/01/2031	2,745	2,748,733
Winrock Town Center Tax Increment Development District 1; Series 2015, Sr. Lien Gross Receipts Tax Increment Tax Allocation Bonds(f)	6.00%	05/01/2040	8,500	9,013,995
				49,667,800

New York–8.30%
Amherst (Town of) Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. Civic Facility RB	7.00%	06/15/2036	2,055	2,078,406
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(e)	0.00%	07/15/2034	14,345	6,365,881
Series 2009, PILOT CAB RB(e)	0.00%	07/15/2044	25,805	7,001,413
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/2033	1,700	1,722,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Erie (County of) Industrial Development Agency (Orchard Park CCRC, Inc.);
Series 2006 A, RB(h)(i)	6.00%	11/15/2016	$10,900	$11,336,327
Series 2006 A, RB(h)(i)	6.00%	11/15/2016	3,530	3,671,306
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	10,000	9,773,700
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	2,813	2,828,419
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	4,399	4,386,609
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	22,275	22,213,521
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	7,523	7,539,714
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/2049	13,770	791,777
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/2042	7,500	8,835,525
New York & New Jersey (States of) Port Authority;
One Hundred Sixty-Ninth Series 2011, Consolidated RB(a)(g)	5.00%	10/15/2027	15,400	17,983,504
One Hundred Sixty-Ninth Series 2011, Consolidated RB(a)(g)	5.00%	10/15/2028	10,760	12,515,064
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(b)	5.25%	11/01/2037	5,850	6,246,513
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS–AMBAC)(b)	5.00%	01/01/2039	5,180	5,295,359
New York (City of) Municipal Water Finance Authority;
Series 2012 BB, Water & Sewer System Second General Resolution RB(a)	5.00%	06/15/2047	16,470	19,061,060
Series 2014 BB, Water & Sewer System Second General Resolution RB(a)	5.00%	06/15/2046	15,050	17,424,438
New York (City of) Transitional Finance Authority;
Series 2013 I, Sub. Future Tax Sec. RB(a)	5.00%	05/01/2042	25,775	29,816,262
Subseries 2012 F-1, Future Tax Sec. RB(a)	5.00%	05/01/2039	14,000	16,093,560
Subseries 2013, Sub. Future Tax Sec. RB(a)	5.00%	11/01/2042	17,340	20,230,231
New York (Counties of) Tobacco Trust; Subseries 2005 S1, Pass Through CAB RB(e)	0.00%	06/01/2038	190,550	49,066,625
New York (State of) Dormitory Authority (General Purpose); Series 2011 C, State Personal Income Tax RB(a)	5.00%	03/15/2031	15,000	17,354,850
New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C, RB(a)	5.00%	03/15/2045	49,100	57,553,056
New York (State of) Dormitory Authority; Series 2014 C, Personal Income Tax RB(a)	5.00%	03/15/2041	26,940	31,077,445
New York (State of) Energy Research & Development Authority (Consolidated Edison Co.);
Series 2004 A-1, Variable Rate Facilities RB (INS–SGI)(b)(g)(k)	0.50%	01/01/2039	4,600	4,094,000
Subseries 2001 B-2, Variable Rate Facilities RB (INS–AMBAC)(b)(g)(k)	0.47%	10/01/2036	10,000	8,900,000
New York (State of) Energy Research & Development Authority; Series 1993, Regular Residual Interest RB(q)	11.98%	04/01/2020	2,500	2,504,350
New York City Housing Development Corp.(Monteflore Medical Center); Series 1993 A, VRD Residential RB (LOC–JPMorgan Chase Bank, N.A.)(m)(n)	0.03%	05/01/2030	6,200	6,200,000
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB(f)	5.00%	11/15/2044	51,660	55,111,921
Series 2014, Class 2, Ref. RB(f)	5.38%	11/15/2040	9,640	10,546,931
Series 2014, Class 3, Ref. Liberty RB(f)	7.25%	11/15/2044	45,000	54,556,200
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/2006; Cost $ 2,121,407)(d)(f)	6.13%	02/15/2019	2,500	25
New York State Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking Water RB(a)	5.00%	06/15/2034	20,000	22,584,800
New York State Urban Development Corp.; Series 2013 A-1, RB(a)	5.00%	03/15/2043	26,175	30,194,695
Niagara Area Development Corp. (Covanta Energy); Series 2012, Ref. Solid Waste Disposal Facilities RB(f)(g)	5.25%	11/01/2042	15,475	15,707,589
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(f)	5.50%	01/01/2037	2,500	2,506,100
Suffolk (County of) Industrial Development Agency (Medford Hamlet Assisted Living); Series 2005, Assisted Living Facility RB(g)	6.38%	01/01/2039	7,200	7,377,264
TSASC, Inc.; Series 2006 1, Tobacco Settlement Asset-Backed RB	5.13%	06/01/2042	22,370	20,581,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Westchester County Healthcare Corp. Series 2014 A, Sr. Lien RB	5.00%	11/01/2044	$4,752	$5,331,672
				634,459,886

North Carolina–0.34%
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital);
Series 2008, RB(a)(h)(i)	5.25%	04/01/2018	5,015	5,491,174
Series 2008, RB(a)(h)(i)	5.25%	04/01/2018	7,836	8,580,028
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. First Mortgage Retirement Facilities RB	6.25%	07/01/2035	3,750	4,183,313
North Carolina (State of) Medical Care Commission (Galloway Ridge);
Series 2010 A, First Mortgage Retirement Facilities RB	5.88%	01/01/2031	865	922,851
Series 2010 A, First Mortgage Retirement Facilities RB	6.00%	01/01/2039	1,520	1,629,334
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/2037	3,000	3,086,460
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, First Mortgage Retirement Facilities RB	7.75%	03/01/2031	2,000	2,298,560
				26,191,720

North Dakota–0.09%
Grand Forks (City of) (4000 Valley Square);
Series 2006, Ref. Senior Housing RB	5.13%	12/01/2021	1,315	1,317,131
Series 2006, Ref. Senior Housing RB	5.30%	12/01/2034	3,255	3,257,506
Traill (County of) (Hillsboro Medical Center);
Series 2007, Health Care RB(h)(i)	5.25%	05/01/2017	500	526,720
Series 2007, Health Care RB(h)(i)	5.50%	05/01/2017	1,520	1,605,667
				6,707,024

Ohio–5.06%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.50%	09/01/2036	17,555	13,775,760
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	31,555	29,111,065
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2030	41,740	38,267,232
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	37,445	33,740,566
Series 2007 A-3, Sr. Asset-Backed RB	6.25%	06/01/2037	14,025	13,021,792
Series 2007 B, First Sub. Asset-Backed CAB RB(e)	0.00%	06/01/2047	406,000	30,738,260
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/2022	2,000	2,095,300
Series 2007 A, Health Care RB	6.00%	11/01/2027	2,000	2,086,040
Series 2007 A, Health Care RB	6.00%	11/01/2038	2,550	2,644,529
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB(g)	5.38%	09/15/2027	4,190	4,204,204
Cleveland-Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(f)	6.75%	01/01/2044	14,900	16,047,151
Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/2027	2,355	2,400,287
Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/2037	6,000	6,103,740
Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/2042	3,645	3,705,871
Cuyahoga (County of) (Franciscan Community Inc.); Series 2004 C, Health Care Facilities RB	6.25%	05/15/2032	3,500	3,508,925
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.63%	07/01/2047	7,200	7,246,152
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	28,925	34,038,361
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/2042	7,200	8,230,392
Hamilton (County of) (Life Enriching Communities);
Series 2006 A, Ref. Health Care RB	5.00%	01/01/2037	6,870	6,968,104
Series 2012, Health Care RB	5.00%	01/01/2032	2,250	2,430,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/2034	$5,850	$6,919,087
Montgomery (County of) (St. Leonard);
Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/2030	2,000	2,226,480
Series 2010, Ref. & Improvement Health Care & MFH RB	6.63%	04/01/2040	6,500	7,230,665
Muskingum (County of) (Genesis Healthcare System);
Series 2013, Hospital Facilities RB	5.00%	02/15/2044	39,560	40,921,260
Series 2013, Hospital Facilities RB	5.00%	02/15/2048	10,480	10,792,933
Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Allocation Financing RB	5.75%	12/01/2020	1,300	1,346,202
Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/2031	7,340	7,587,431
Ohio (State of) (USG Corp.);
Series 1997, Solid Waste Disposal RB(g)	5.60%	08/01/2032	14,765	14,768,248
Series 1998, Solid Waste Disposal RB(g)	5.65%	03/01/2033	13,000	13,022,620
Southeastern Ohio (State of) Port Authority (Memorial Health Systems);
Series 2015, Ref. RB	5.00%	12/01/2043	4,595	4,769,564
Series 2015, Ref. RB	5.50%	12/01/2043	3,875	4,222,820
Toledo-Lucas (County of) Port Authority (Crocker Park Public Improvement); Series 2003, Special Assessment RB	5.38%	12/01/2035	7,630	7,638,546
Tuscarawas (County of) Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. Higher Education Facilities Improvement RB	6.00%	03/01/2045	5,000	5,097,450
				386,907,172

Oklahoma–1.34%
Atoka (County of) Health Care Authority (Atoka Memorial Hospital); Series 2007, Hospital RB	6.63%	10/01/2037	3,405	3,385,796
Citizen Potawatomi Nation; Series 2004 A, Sr. Obligation Tax RB	6.50%	09/01/2016	575	576,196
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center); Series 2007, Hospital RB	5.13%	12/01/2036	7,015	7,114,613
Oklahoma (State of) Development Finance Authority (Inverness Village Community);
Series 2012, Ref. Continuing Care Retirement Community RB	5.75%	01/01/2027	2,430	2,576,602
Series 2012, Ref. Continuing Care Retirement Community RB	6.00%	01/01/2032	9,935	10,535,074
Series 2013, Ref. Continuing Care Retirement Community RB	5.75%	01/01/2037	8,500	8,877,315
Tulsa (City of) Municipal Airport Trust;
Series 2001 B, Ref. RB(g)	5.50%	12/01/2035	15,000	16,413,750
Series 2001 C, Ref. RB(g)	5.50%	12/01/2035	40,750	44,590,687
Tulsa (County of) Industrial Authority (Montereau, Inc.);
Series 2010 A, Senior Living Community RB	7.25%	11/01/2040	5,350	5,880,078
Series 2010 A, Senior Living Community RB	7.25%	11/01/2045	2,100	2,303,889
				102,254,000

Oregon–0.54%
Douglas (County of) Hospital Facility Authority (Forest Glen); Series 1997 A, Elderly Housing RB(d)	7.50%	09/01/2027	1,600	794,880
Gilliam (County of) (Waste Management); Series 2002, Solid Waste Disposal RB(g)	5.25%	07/01/2029	7,845	7,975,933
Oregon (State of) Facilities Authority (Peace Health); Series 2008 A, VRD RB (LOC–U.S. Bank N.A.)(m)(n)	0.02%	08/01/2034	25,000	25,000,000
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/2032	250	276,282
Series 2012, Ref. RB	6.00%	05/15/2042	1,990	2,224,223
Series 2012, Ref. RB	6.00%	05/15/2047	3,250	3,632,525
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(f)	6.38%	11/01/2033	1,000	1,093,160
				40,997,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–3.06%
Allegheny (County of) Industrial Development Authority (Propel Charter School-McKeesport); Series 2010 B, Charter School RB	6.38%	08/15/2035	$1,220	$1,323,541
Allegheny (County of) Industrial Development Authority (Propel Charter School-Montour); Series 2010 A, Charter School RB	6.75%	08/15/2035	1,195	1,311,644
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(g)	6.13%	11/01/2034	4,300	4,369,832
Butler (County of) Hospital Authority (Butler Health System); Series 2009 B, RB(h)(i)	7.13%	07/01/2019	2,145	2,587,535
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.38%	12/01/2016	500	512,050
Series 2006, Ref. First Mortgage RB	5.75%	12/01/2022	935	950,250
Chester (County of) Industrial Development Authority (Avon Grove Charter School);
Series 2007 A, RB	6.25%	12/15/2027	1,000	1,058,650
Series 2007 A, RB	6.38%	12/15/2037	1,500	1,584,780
Chester (County of) Industrial Development Authority (Collegium Charter School);
Series 2012 A, Ref. RB	5.25%	10/15/2032	2,320	2,428,112
Series 2012 A, Ref. RB	5.38%	10/15/2042	4,230	4,399,285
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group);
Series 2010, RB	6.13%	01/01/2045	8,000	8,562,160
Series 2012, Ref. RB	5.25%	01/01/2041	3,000	3,143,250
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB(h)(i)	5.00%	01/01/2017	8,080	8,377,990
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	6.00%	07/01/2035	1,000	1,072,030
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center);
Series 2006, Hospital RB	5.88%	07/01/2031	3,855	3,876,627
Series 2006, Hospital RB	5.90%	07/01/2040	4,300	4,321,027
Harrisburg (City of) Authority (Harrisburg University of Science); Series 2007 B, University RB(j)	6.00%	09/01/2036	8,340	6,665,995
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	3,430	3,580,851
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	5,406	5,372,763
Series 2014 B, Conv. CAB RB(c)	7.50%	02/01/2044	1,379	362,104
Series 2014 C, RB(e)	0.00%	02/01/2044	4,122	41
Montgomery (County of) Higher Education & Health Authority (AHF/Montgomery Inc.); Series 2006, Ref. & Improvement RB	6.88%	04/01/2036	7,605	7,771,321
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2046	4,000	4,397,040
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	7.00%	12/01/2035	6,000	6,982,320
Northeastern Pennsylvania Hospital & Education Authority (Oakwood Terrace);
Series 1999, Health Care RB	7.13%	10/01/2029	2,840	2,846,958
Series 2005, Health Care RB (Acquired 12/27/2005; Cost $1,380,000.00)(f)	6.50%	10/01/2032	1,380	1,396,174
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(a)	5.00%	06/15/2034	15,450	17,801,490
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(f)(g)	5.50%	11/01/2044	4,000	4,162,440
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB(g)	5.00%	12/31/2034	10,000	11,116,800
Series 2015, RB(g)	5.00%	06/30/2042	20,760	22,760,434
Pennsylvania (State of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. Exempt Facilities RB	6.40%	12/01/2038	4,450	4,022,133
Pennsylvania (State of) Economic Development Financing Authority (USG Corp.); Series 1999, Solid Waste Disposal RB(g)	6.00%	06/01/2031	15,000	15,002,700
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University) Series 2002 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(m)(n)	0.01%	05/01/2032	30,305	30,305,000
Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania); Series 2000 A, Student Housing RB	6.75%	09/01/2032	2,285	2,287,651
Pennsylvania (State of) Turnpike Commission; Subseries 2013 B-2, Sub. Turnpike Conv. CAB RB(c)	6.00%	12/01/2037	7,000	4,702,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Centralized Comprehensive Human Services, Inc.); Series 2002 A, RB	7.25%	01/01/2021	$2,945	$2,955,484
Philadelphia (City of) Industrial Development Authority (Cathedral Village); Series 2003 A, RB	6.88%	04/01/2034	35	35,074
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	5,500	6,515,960
Philadelphia (City of) Industrial Development Authority (Global Leadership Academy Charter School); Series 2010, RB	6.38%	11/15/2040	1,000	1,071,490
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	4,070	4,136,056
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/2035	500	553,810
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	1,500	1,683,990
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School);
Series 2013, RB(f)	6.50%	06/15/2033	2,000	2,134,660
Series 2013, RB(f)	6.75%	06/15/2043	8,000	8,564,160
Susquehanna Area Regional Airport Authority; Series 2008 A, Airport System RB(g)	6.50%	01/01/2038	4,300	4,599,839
				233,666,031

Puerto Rico–0.87%
Children’s Trust; Series 2005 A, Tobacco Settlement Asset-Backed RB(e)	0.00%	05/15/2050	195,980	17,428,501
Puerto Rico (Commonwealth of) Government Employees Retirement System;
Series 2008 B, Sr. Pension Funding RB	6.55%	07/01/2055	8,700	2,605,128
Series 2008 B, Sr. Pension Funding RB	6.55%	07/01/2056	9,800	2,934,414
Series 2008 B, Sr. Pension Funding RB	6.55%	07/01/2057	11,500	3,443,445
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds	8.00%	07/01/2035	30,500	22,044,180
Puerto Rico Sales Tax Financing Corp.; First Sr. Series 2009 C, RB	5.75%	08/01/2057	29,295	18,433,293
				66,888,961

Rhode Island–0.28%
Rhode Island Economic Development Corp. (Providence Place); Series 2000, Sub. Obligation RB	7.25%	07/01/2020	2,245	2,245,965
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2009 A, Hospital Financing RB	7.00%	05/15/2039	2,500	2,875,425
Series 2009 A, Hospital Financing RB (INS–AGC)(b)	6.25%	05/15/2030	2,000	2,283,140
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	13,255	13,710,707
				21,115,237

South Carolina–0.27%
Myrtle Beach (City of) (Myrtle Beach Air Force Base);
Series 2006 A, Tax Increment Allocation RB	5.25%	10/01/2026	760	761,376
Series 2006 A, Tax Increment Allocation RB	5.30%	10/01/2035	1,250	1,252,238
South Carolina (State of) Jobs-Economic Development Authority (Episcopal Home at Still Hopes); Series 2004 B, Residential Care Facilities First Mortgage RB	5.90%	05/15/2034	1,000	1,062,920
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.38%	05/01/2021	1,500	1,538,565
Series 2013, Health Facilities RB	5.00%	05/01/2043	1,000	1,028,450
Series 2013, Health Facilities RB	5.13%	05/01/2048	2,000	2,077,760
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/2032	1,426	1,474,580
Series 2012, Ref. RB	6.00%	11/15/2042	4,777	4,918,396
Series 2012, Ref. RB	6.00%	11/15/2047	3,205	3,259,220
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/2047	2,383	252,176
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/2047	1,729	182,905
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/2047	586	62,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/2026	$2,500	$2,510,150
				20,380,751

Tennessee–0.43%
Shelby (County of) Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, Health Care Facility RB	6.38%	11/15/2025	3,000	3,005,640
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2013 A, Ref. RB	5.50%	09/01/2047	14,000	14,456,400
Trenton (City of) Health & Educational Facilities Board (RHA/Trenton MR, Inc.); Series 2009, RB(h)(i)	9.25%	04/01/2019	12,655	15,845,832
				33,307,872

Texas–11.70%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(g)(j)	6.50%	11/01/2029	9,265	1,841,141
Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. RB	7.65%	08/15/2040	2,500	2,791,825
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.13%	03/01/2044	2,000	2,118,720
Austin Convention Enterprises, Inc.; Series 2006 B, Ref. Second Tier Convention Center RB(f)	5.75%	01/01/2034	5,060	5,173,749
Bexar County Health Facilities Development Corp. (Army Retirement Residence); Series 2010, RB	6.20%	07/01/2045	2,000	2,264,120
Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, MFH RB(g)	7.00%	01/01/2039	3,855	3,858,508
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System);
Series 2012, Ref. RB	5.25%	07/01/2032	7,100	7,766,761
Series 2012, Ref. RB	5.50%	07/01/2042	13,410	14,738,260
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	7,465	8,585,646
Celina (City of);
Series 2015, Special Assessment RB	5.38%	09/01/2028	700	700,854
Series 2015, Special Assessment RB	5.50%	09/01/2032	250	250,303
Series 2015, Special Assessment RB	5.88%	09/01/2040	1,000	1,001,200
Central Texas Regional Mobility Authority; Series 2011, Sub. Lien RB	6.75%	01/01/2041	17,500	21,342,125
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2011, Education RB	5.75%	08/15/2041	1,130	1,266,323
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015, Education RB	5.75%	08/15/2038	1,000	1,049,050
Series 2015, Education RB	5.75%	08/15/2045	6,000	6,230,340
Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB	6.25%	12/01/2045	5,000	5,730,350
Grand Parkway Transportation Corp.;
Series 2013 A, First Tier Toll RB	5.50%	04/01/2053	10,000	11,231,100
Series 2013 B, Sub. Tier Conv. Toll System CAB RB(c)	5.85%	10/01/2048	17,000	13,950,710
Series 2013 B, Sub. Tier Toll RB	5.00%	04/01/2053	43,260	48,034,606
Series 2013 B, Sub. Tier Toll RB(a)	5.25%	10/01/2051	24,405	27,774,354
Grand Prairie Housing Finance Corp.;
Series 2003, Priority Lien Independent Senior Living Center RB	7.50%	07/01/2017	265	271,172
Series 2003, Priority Lien Independent Senior Living Center RB	7.63%	01/01/2020	655	695,191
Series 2003, Priority Lien Independent Senior Living Center RB	7.75%	01/01/2034	6,795	7,342,269
Series 2003, Sub. Lien Independent Senior Living Center RB(o)	7.50%	07/01/2017	610	29,304
Series 2003, Sub. Lien Independent Senior Living Center RB(o)	7.63%	01/01/2020	345	16,574
Series 2003, Sub. Lien Independent Senior Living Center RB(o)	7.75%	01/01/2034	3,595	172,704
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers;
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2040	4,350	4,608,042
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2045	3,750	3,929,700
Harris (County of) Hospital District; Series 2010, Ref. VRD Sr. Lien RB (LOC–JPMorgan Chase Bank, N.A.)(m)(n)	0.01%	02/15/2042	5,225	5,225,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
HFDC of Central Texas, Inc. (Legacy at Willow Bend);
Series 2006 A, Retirement Facilities RB	5.50%	11/01/2031	$500	$500,970
Series 2006 A, Retirement Facilities RB	5.63%	11/01/2026	5,100	5,186,547
HFDC of Central Texas, Inc. (Sears Tyler Methodist);
Series 2009 A, RB(d)	7.75%	11/15/2029	4,910	491
Series 2009 A, RB(d)	7.75%	11/15/2044	15,345	1,535
Series 2009 B, RB(d)	6.38%	11/15/2019	1,210	121
HFDC of Central Texas, Inc. (Village at Gleannloch Farms);
Series 2006 A, Retirement Facilities RB(h)(i)	5.50%	02/15/2017	4,800	5,024,352
Series 2006 A, Retirement Facilities RB(h)(i)	5.50%	02/15/2017	15,265	15,978,486
HFDC of Central Texas, Inc.; Series 2006 A, Retirement Facilities RB	5.75%	11/01/2036	6,355	6,451,405
Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/2033	2,500	2,535,375
Series 2008, RB	6.00%	02/15/2038	5,155	5,219,334
Houston (City of) (Continental Airlines, Inc.); Series 2011 A, Ref. Airport System Special Facilities RB(g)	6.63%	07/15/2038	14,000	16,201,220
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB(g)	4.75%	07/01/2024	685	766,933
Houston (City of), Texas (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System Special Facilities RB(g)	5.00%	07/01/2029	11,750	12,792,813
Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB(a)	5.00%	07/01/2023	6,580	7,233,591
Series 2009 A, Ref. Sr. Lien Airport System RB(a)	5.00%	07/01/2024	3,670	4,031,825
Series 2009 A, Ref. Sr. Lien Airport System RB(a)	5.00%	07/01/2025	6,800	7,460,416
Series 2009 A, Ref. Sr. Lien Airport System RB(a)	5.00%	07/01/2026	3,000	3,289,170
Series 2011 A, Ref. First Lien Utility System RB(a)	5.25%	11/15/2031	18,360	21,677,285
Series 2015 B-1, Airport System RB(g)	5.00%	07/15/2030	15,000	16,211,400
Series 2015 B-1, Airport System RB(g)	5.00%	07/15/2035	21,545	22,954,689
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011, RB(h)(i)	6.50%	05/15/2021	270	344,277
Series 2011, RB	6.50%	05/15/2031	230	274,112
Series 2011 A, RB(h)(i)	6.88%	05/15/2021	790	1,022,307
La Vernia Higher Education Finance Corp. (Amigos Por Vida/Friends for Life); Series 2008, RB	6.38%	02/15/2037	1,635	1,637,060
La Vernia Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2008 A, RB(i)	6.25%	02/15/2017	280	292,662
Series 2008 A, RB(h)(i)	7.13%	02/15/2017	2,000	2,127,380
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.);
Series 2009 A, RB(h)(i)	6.25%	08/15/2019	1,210	1,430,111
Series 2009 A, RB(h)(i)	6.38%	08/15/2019	7,225	8,570,006
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB(f)	5.60%	08/15/2045	4,420	4,500,311
Leander Independent School District;
Series 2014 C, Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(e)	0.00%	08/15/2047	50,000	10,553,500
Series 2014 C, Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(e)	0.00%	08/15/2048	71,355	14,163,254
Series 2014 D, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(e)	0.00%	08/15/2037	4,070	1,644,768
Lone Star College System; Series 2009, Limited Tax GO Bonds(a)	5.00%	08/15/2034	23,200	25,960,568
Lubbock Health Facilities Development Corp. (Carillon Senior LifeCare Community);
Series 2005 A, Ref. First Mortgage RB	6.50%	07/01/2026	2,500	2,542,150
Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/2036	9,000	9,144,090
Mclendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase);
Series 2015, Special Assessment RB	5.13%	09/15/2028	500	503,635
Series 2015, Special Assessment RB	5.38%	09/15/2035	400	402,880
Series 2015, Special Assessment RB	5.50%	09/15/2040	400	402,868
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2005, Retirement Facility RB	5.63%	02/15/2035	1,500	1,502,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Corp. (Morningside Ministries);
Series 2013, First Mortgage RB	6.50%	01/01/2043	$4,325	$5,015,140
Series 2013, First Mortgage RB	6.50%	01/01/2048	5,675	6,562,116
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living); Series 2015 A, Retirement Community RN(f)	11.00%	09/24/2020	2,620	2,620,000
Newark High Education Finance Corp. (A+ Charter Schools, Inc.);
Series 2015 A, Education RB(f)	5.50%	08/15/2035	845	867,545
Series 2015 A, Education RB(f)	5.75%	08/15/2045	1,690	1,723,293
North Texas Education Finance Corp. (Uplift Education); Series 2012 A, RB	5.25%	12/01/2047	2,100	2,232,069
North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB (INS–BHAC)(a)(b)	5.75%	01/01/2048	30,545	33,105,587
Series 2011 B, Special Project System CAB RB(e)	0.00%	09/01/2037	15,500	6,407,390
Orange Housing Development Corp. (Villages at Pine Hollow); Series 1998, MFH RB	8.00%	03/01/2028	2,880	2,749,421
Pearland (City of) Development Authority; Series 2009, Tax Increment Allocation Contract RB(h)(i)	5.88%	09/01/2018	805	908,394
Pharr (City of) Higher Education Finance Authority (Idea Public Schools);
Series 2009 A, Education RB	6.25%	08/15/2029	570	634,079
Series 2009 A, Education RB	6.50%	08/15/2039	6,320	7,080,043
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB(f)(g)(h)	7.25%	02/13/2020	71,500	71,463,535
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, Retirement Facility RB	7.50%	11/15/2034	2,250	2,639,588
Series 2014 A, Retirement Facility RB	7.75%	11/15/2044	3,600	4,244,436
Series 2014 A, Retirement Facility RB	8.00%	11/15/2049	5,000	5,970,150
Red River Health Facilities Development Corp. (Parkview on Hollybrook);
Series 2013 A, First Mortgage RB(d)	7.25%	07/01/2043	6,425	3,848,832
Series 2013 A, First Mortgage RB(d)	7.38%	07/01/2048	11,995	7,185,125
Red River Health Facilities Development Corp. (Sears Methodist Retirement System);
Series 2013, Retirement Facility RB(d)	5.45%	11/15/2038	2,100	0
Series 2013, Retirement Facility RB(d)	5.75%	11/15/2039	1,730	0
Series 2013, Retirement Facility RB(d)	6.05%	11/15/2046	6,130	0
Series 2013, Retirement Facility RB(d)	6.05%	11/15/2046	1,323	0
Series 2013, Retirement Facility RB(d)	6.15%	11/15/2049	2,968	0
Series 2013, Retirement Facility RB(d)	6.25%	05/09/2053	673	0
San Antonio Convention Hotel Finance Corp. (Empowerment Zone); Series 2005 A, Contract RB (INS–AMBAC)(b)(g)	5.00%	07/15/2039	10,000	10,037,900
San Juan (City of) Higher Education Finance Authority (Idea Public Schools); Series 2010 A, Education RB	6.70%	08/15/2040	1,000	1,160,840
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB(g)	8.00%	07/01/2038	38,610	37,252,472
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2009, Retirement Facility RB	6.13%	11/15/2029	1,000	1,106,510
Series 2009, Retirement Facility RB	6.38%	11/15/2044	7,150	7,899,749
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/2027	1,500	1,548,870
Series 2007, Retirement Facility RB	5.75%	11/15/2037	2,500	2,558,800
Series 2014, Retirement Facility RB	5.63%	11/15/2041	3,250	3,457,253
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.25%	02/15/2017	305	309,721
Series 2007, Retirement Facility RB	5.75%	02/15/2025	1,500	1,532,250
Series 2007, Retirement Facility RB	5.75%	02/15/2029	1,600	1,628,384
Series 2009 A, Retirement Facility RB	8.00%	02/15/2038	12,350	13,909,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Mirador);
Series 2010 A, Retirement Facility RB	7.75%	11/15/2019	$595	$513,199
Series 2010 A, Retirement Facility RB	8.00%	11/15/2029	3,125	2,685,813
Series 2010 A, Retirement Facility RB	8.13%	11/15/2039	7,000	6,020,840
Series 2010 A, Retirement Facility RB	8.25%	11/15/2044	13,000	11,182,730
Series 2010 B-1, TEMPS-75SM Retirement Facility RB	7.25%	11/15/2016	1,775	1,586,832
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 A, Retirement Facility RB	8.25%	11/15/2029	2,135	2,163,331
Series 2009 A, Retirement Facility RB	8.25%	11/15/2039	2,140	2,155,451
Series 2009 A, Retirement Facility RB	8.25%	11/15/2044	6,710	6,782,535
Series 2009 B, Retirement Facility RB(h)	7.75%	11/15/2016	1,525	1,524,787
Texas (State of) Department of Housing & Community Affairs (Linked Select Auction Variable Rate Securities & Residual Interest Bonds); Series 1992 C, Home Mortgage RB (CEP–GNMA)(g)	6.90%	07/02/2024	150	154,088
Texas (State of) Water Development Board;
Series 2008 B, Sub. Lien State Revolving Fund RB(a)	5.00%	07/15/2028	5,000	5,308,150
Series 2008 B, Sub. Lien State Revolving Fund RB(a)	5.00%	07/15/2029	11,425	12,125,810
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	16,300	19,888,934
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, Gas Supply RB	5.00%	12/15/2031	15,000	16,656,600
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/2040	34,575	41,880,006
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	13,415	15,853,310
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC);
Series 2013, Sr. Lien RB(g)	6.75%	06/30/2043	18,450	22,789,440
Series 2013, Sr. Lien RB(g)	7.00%	12/31/2038	4,000	5,028,360
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School); Series 2010 A, Education RB	5.80%	08/15/2040	1,000	1,081,940
Texas State Public Finance Authority Charter School Finance Corp. (Odyssey Academy, Inc.);
Series 2010 A, Education RB(h)(i)	6.88%	02/15/2020	1,455	1,791,745
Series 2010 A, Education RB(h)(i)	7.13%	02/15/2020	1,810	2,246,482
Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education); Series 2004 A, RB(f)	7.00%	12/01/2034	3,340	3,264,616
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.25%	08/15/2042	2,375	2,430,338
Travis County Health Facilities Development Corp. (Westminster Manor); Series 2010, RB	7.00%	11/01/2030	2,500	2,893,800
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2007, Ref. Hospital RB	5.00%	07/01/2033	5,300	5,450,202
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/2025	465	517,819
Series 2009, Tax Increment Allocation Contract RB	5.50%	09/01/2029	2,250	2,480,243
				894,642,709

Utah–0.32%
Provo (City of) (Freedom Academy Foundation); Series 2007, Charter School RB	5.50%	06/15/2037	2,240	2,259,286
Utah (County of) (Renaissance Academy);
Series 2007 A, Charter School RB	5.35%	07/15/2017	290	294,614
Series 2007 A, Charter School RB	5.63%	07/15/2037	2,700	2,716,308
Utah (State of) Charter School Finance Authority (George Washington Academy);
Series 2008 A, Charter School RB(h)(i)	6.75%	07/15/2016	1,340	1,399,241
Series 2008 A, Charter School RB(h)(i)	7.00%	07/15/2016	6,690	6,992,120
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy);
Series 2010 A, Charter School RB	5.38%	07/15/2030	1,650	1,762,398
Series 2010 A, Charter School RB	5.63%	07/15/2040	710	757,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, Charter School RB	6.25%	07/15/2030	$1,250	$1,373,438
Series 2010, Charter School RB	6.38%	07/15/2040	2,500	2,745,625
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB	5.60%	07/15/2022	770	839,161
Series 2012, RB	6.30%	07/15/2032	850	931,294
Series 2012, RB	6.55%	07/15/2042	2,000	2,205,320
				24,275,857

Vermont–0.04%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/2036	2,750	2,773,485
Vermont (State of) Educational & Health Buildings Financing Agency (Developmental & Mental Health);
Series 2002 A, RB	6.38%	06/15/2022	40	40,661
Series 2002 A, RB	6.50%	06/15/2032	175	177,588
				2,991,734

Virgin Islands–0.07%
Virgin Islands (Government of) (Matching Fund Loan Note — Diago); Series 2009 A, RB	6.75%	10/01/2037	4,500	5,063,580

Virginia–1.89%
Celebrate North Community Development Authority (Celebrate Virginia North);
Series 2003 B, Special Assessment RB(l)	4.95%	03/01/2025	1,229	793,577
Series 2003 B, Special Assessment RB(l)	5.06%	03/01/2034	6,719	4,339,399
Celebrate South Community Development Authority (Celebrate Virginia South); Series 2006, Special Assessment RB(d)	6.25%	03/01/2037	9,500	5,224,050
Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/2030	5,000	4,997,000
Series 2008 A, Residential Care Facilities RB	6.25%	12/01/2038	5,500	5,500,220
New Port Community Development Authority;
Series 2006, Special Assessment RB	5.50%	09/01/2026	494	246,936
Series 2006, Special Assessment RB	5.60%	09/01/2036	1,681	840,281
Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.25%	09/01/2024	6,480	6,858,626
Series 2007, Special Obligation RB	6.35%	09/01/2028	7,605	8,015,518
Series 2007, Special Obligation RB	6.45%	09/01/2037	5,065	5,331,014
The Farms of New Kent Community Development Authority;
Series 2006 B, Special Assessment RB(l)	2.73%	03/01/2036	7,000	1,750,070
Series 2006 C, Special Assessment RB(l)	2.90%	03/01/2036	7,250	1,812,500
Tobacco Settlement Financing Corp.;
Series 2007 B-1, Sr. Tobacco Settlement RB	5.00%	06/01/2047	21,035	16,831,366
Series 2007 B-2, Sr. Tobacco Settlement RB	5.20%	06/01/2046	3,000	2,472,720
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(g)	5.50%	01/01/2042	21,975	24,413,566
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, Sr. Lien RB(g)	5.00%	01/01/2040	45,550	49,310,608
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.75%	07/01/2038	5,000	5,697,850
				144,435,301

Washington–2.57%
Greater Wenatchee (City of) Regional Events Center Public Facilities District; Series 2012 A, RB	5.50%	09/01/2042	6,720	7,093,430
Kalispel Tribe of Indians; Series 2008, RB	6.75%	01/01/2038	8,000	8,250,560
Kennewick (City of) Public Hospital District; Series 2001, Ref. & Improvement RB	6.30%	01/01/2025	2,000	2,002,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital);
Series 2011, Ref. & Improvement Limited Tax GO Bonds	6.75%	12/01/2031	$500	$549,665
Series 2011, Ref. & Improvement Limited Tax GO Bonds	7.00%	12/01/2040	4,000	4,401,720
King (County of) Public Hospital District No. 4;
Series 2015 A, RB	5.75%	12/01/2030	3,000	3,026,430
Series 2015 A, RB	6.00%	12/01/2035	2,685	2,711,958
Series 2015 A, RB	6.25%	12/01/2045	6,465	6,548,980
King (County of); Series 2011 B, Ref. Sewer RB(a)	5.00%	01/01/2034	38,540	43,979,921
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital);
Series 2007, Hospital RB	6.50%	12/01/2038	2,000	2,016,200
Series 2007, RB	6.25%	12/01/2028	3,645	3,679,445
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. Special Facilities RB(g)	5.00%	04/01/2030	19,500	20,816,640
Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2007, RB	5.75%	12/01/2028	1,250	1,337,625
Series 2010, RB	5.75%	12/01/2035	6,000	6,758,460
Series 2010, RB	6.00%	12/01/2030	3,160	3,725,861
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB(h)(i)	7.00%	07/01/2019	9,145	11,000,795
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB(h)(i)	7.38%	03/01/2019	11,300	13,429,598
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.63%	10/01/2040	3,415	3,795,841
Washington (State of) Housing Finance Commission (Custodial Receipts Wesley Homes); Series 2008 A, Non-Profit RB(f)	6.20%	01/01/2036	19,025	19,765,643
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(f)	7.00%	07/01/2045	2,150	2,250,147
Series 2015 A, RB(f)	7.00%	07/01/2050	1,500	1,559,160
Series 2015 B-1, TEMPS-85SM RB(f)	5.50%	01/01/2024	7,000	7,057,820
Washington (State of); Series 2009 E, Various Purpose Unlimited Tax GO Bonds(a)(h)(i)	5.00%	02/01/2019	18,450	20,712,155
				196,470,614

West Virginia–0.75%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(g)	5.50%	10/15/2037	5,250	5,478,113
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/2035	3,340	3,329,345
Series 2013, Ref. Tax Increment Allocation RB (Acquired 02/15/2008; Cost $988,497)(f)	7.00%	06/01/2035	1,000	499,920
Kanawha (County of) (The West Virginia State University Foundation); Series 2013, Student Housing RB	6.75%	07/01/2045	5,650	6,465,125
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(f)(g)	7.25%	02/01/2036	10,965	10,930,680
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/2020	1,500	1,589,700
Series 2008, RB	6.50%	10/01/2038	14,000	14,795,480
Series 2008, RB	6.75%	10/01/2043	13,150	13,929,006
				57,017,369

Wisconsin–1.40%
Public Finance Authority (National Gypsum Co.); Series 2014, Ref. Exempt Facilities RB(g)	5.25%	04/01/2030	4,000	4,179,280
Public Financing Authority (Rose Villa); Series 2014 A, Senior Living RB	6.00%	11/15/2049	2,500	2,720,675
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 B, Collateralized Utility RB(g)	5.75%	11/01/2037	4,000	4,245,000
Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/2028	900	960,111
Series 2008, RB	7.25%	06/01/2038	1,000	1,062,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus Wausau Hospital); Series 2004, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(m)(n)	0.01%	08/15/2034	$15,000	$15,000,000
Wisconsin (State of) Health & Educational Facilities Authority (Middleton Glen, Inc.);
Series 1998, RB	5.75%	10/01/2018	530	531,516
Series 1998, RB	5.75%	10/01/2028	2,485	2,488,852
Series 1998, Special Term RB	5.90%	10/01/2028	330	330,554
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/2039	2,635	2,803,298
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.);
Series 2009 A, RB(h)(i)	7.25%	09/15/2019	4,000	4,812,040
Series 2009 A, RB(h)(i)	7.63%	09/15/2019	1,000	1,229,220
Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2010, RB	7.00%	08/01/2033	2,000	2,066,360
Series 2012, RB	5.75%	08/01/2035	3,215	3,317,880
Series 2012, RB	5.88%	08/01/2042	2,660	2,747,647
Series 2013, RB	7.00%	08/01/2043	6,500	7,009,730
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	560	632,811
Series 2011 A, Continuing Care Retirement Community RB	7.75%	06/01/2028	7,980	9,796,966
Series 2011 A, Continuing Care Retirement Community RB	8.00%	06/01/2035	10,150	12,638,171
Series 2011 A, Continuing Care Retirement Community RB	8.25%	06/01/2046	4,000	5,009,720
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada);
Series 2015, RB	5.50%	12/01/2035	4,000	4,061,480
Series 2015, RB	5.75%	12/01/2045	6,660	6,775,751
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.75%	04/01/2042	3,590	3,652,717
Series 2015, Ref. RB	5.88%	04/01/2045	5,000	5,151,450
Wisconsin (State of) Public Finance Authority (Voyager Foundation Inc.);
Series 2012 A, Charter School RB	5.50%	10/01/2022	635	711,911
Series 2012 A, Charter School RB	6.00%	10/01/2032	1,475	1,603,384
Series 2012 A, Charter School RB	6.20%	10/01/2042	1,300	1,409,330
				106,948,554

Wyoming–0.09%
West Park Hospital District (West Park Hospital);
Series 2011, Ref. RB	7.00%	06/01/2035	1,085	1,279,756
Series 2011 A, RB	7.00%	06/01/2040	4,890	5,749,660
				7,029,416
Total Municipal Obligations (Cost $7,946,349,641)				8,393,908,158

Bonds and Notes–0.00%
Texas–0.00%
Sears Tyler Methodist Retirement Corp. Sub. Notes (Acquired 02/25/2013; Cost $0)(f)	2.00%	02/25/2048	135	0
TOTAL INVESTMENTS(r)–109.80% (Cost $7,946,349,641)				8,393,908,158
FLOATING RATE NOTE OBLIGATIONS–(10.04)%
Notes with interest and fee rates ranging from 0.53% to 1.12% at 02/29/2016 and contractual maturities of collateral ranging from 07/01/2022 to 10/01/2052 (See Note 1J)(s)				(767,425,000)
OTHER ASSETS LESS LIABILITIES–0.24%				18,153,765
NET ASSETS–100.00%				$7,644,636,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                         Invesco High Yield Municipal Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance Co.
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Co.
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior

LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TAN	– Tax Anticipation Notes
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2016 was $55,367,108, which represented less than 1% of the Fund’s Net Assets.
(e)	Zero coupon bond issued at a discount.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $717,463,203, which represented 9.39% of the Fund’s Net Assets.
(g)	Security subject to the alternative minimum tax.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2016 was $18,554,796, which represented less than 1% of the Fund’s Net Assets.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun. The aggregate value of these securities at February 29, 2016 was $29,466,738, which represented less than 1% of the Fund’s Net Assets.
(m)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(n)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(o)	Restructured security not accruing interest income. The aggregate value of these securities at February 29, 2016 was $218,586, which represented less than 1% of the Fund’s Net Assets.
(p)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(q)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the rate on the related security changes. Positions in an inverse floating rate municipal obligation have a total value of $2,504,350 which represents less than 1% of the Fund’s Net Assets.
(r)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(s)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2016. At February 29, 2016, the Fund’s investments with a value of $1,336,012,688 are held by TOB Trusts and serve as collateral for the $767,425,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                         Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $7,946,349,641)	$8,393,908,158
Cash	7,398,742
Receivable for:
Investments sold	24,342,409
Fund shares sold	15,972,313
Interest	118,263,800
Investment for trustee deferred compensation and retirement plans	538,374
Other assets	118,650
Total assets	8,560,542,446

Liabilities:
Floating rate note obligations	767,425,000
Payable for:
Investments purchased	102,676,287
Fund shares reacquired	27,923,575
Dividends	14,054,199
Accrued fees to affiliates	3,128,881
Accrued trustees’ and officers’ fees and benefits	13,777
Accrued other operating expenses	47,264
Trustee deferred compensation and retirement plans	636,540
Total liabilities	915,905,523
Net assets applicable to shares outstanding	$7,644,636,923

Net assets consist of:
Shares of beneficial interest	$7,867,928,493
Undistributed net investment income	29,318,491
Undistributed net realized gain (loss)	(700,168,578)
Net unrealized appreciation	447,558,517
$7,644,636,923

Net Assets:
Class A	$4,838,666,440
Class B	$60,864,194
Class C	$1,182,367,902
Class Y	$1,560,105,476
Class R5	$2,632,911

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	478,829,957
Class B	5,995,182
Class C	117,369,496
Class Y	154,094,983
Class R5	260,416
Class A:
Net asset value per share	$10.11
Maximum offering price per share
(Net asset value of $10.11 ÷ 95.75%)	$10.56
Class B:
Net asset value and offering price per share	$10.15
Class C:
Net asset value and offering price per share	$10.07
Class Y:
Net asset value and offering price per share	$10.12
Class R5:
Net asset value and offering price per share	$10.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                         Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$455,511,587

Expenses:
Advisory fees	37,446,137
Administrative services fees	691,977
Custodian fees	149,243
Distribution fees:
Class A	11,857,750
Class B	171,412
Class C	11,524,472
Interest, facilities and maintenance fees	5,241,749
Transfer agent Fees — A, B, C and Y	5,040,959
Transfer agent fees — R5	2,682
Trustees’ and officers’ fees and benefits	147,988
Other	1,835,999
Total expenses	74,110,368
Less: Expense offset arrangement(s)	(1,995)
Net expenses	74,108,373
Net investment income	381,403,214

Realized and unrealized gain from:
Net realized gain (loss) from investment securities	(22,107,698)
Change in net unrealized appreciation of investment securities	36,051,867
Net realized and unrealized gain	13,944,169
Net increase in net assets resulting from operations	$395,347,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49                         Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$381,403,214	$357,738,378
Net realized gain (loss)	(22,107,698)	(9,708,674)
Change in net unrealized appreciation	36,051,867	484,984,876
Net increase in net assets resulting from operations	395,347,383	833,014,580

Distributions to shareholders from net investment income:
Class A	(236,359,912)	(244,002,990)
Class B	(3,420,031)	(4,291,335)
Class C	(50,736,688)	(51,753,838)
Class Y	(73,224,237)	(59,759,998)
Class R5	(139,918)	(177,233)
Total distributions from net investment income	(363,880,786)	(359,985,394)

Share transactions–net:
Class A	27,434,950	156,358,933
Class B	(15,954,610)	(15,037,929)
Class C	(42,485,881)	151,530,423
Class Y	206,084,530	595,395,991
Class R5	(230,205)	(139,950)
Net increase in net assets resulting from share transactions	174,848,784	888,107,468
Net increase in net assets	206,315,381	1,361,136,654

Net assets:
Beginning of year	7,438,321,542	6,077,184,888
End of year (includes undistributed net investment income of $29,318,491 and $11,006,801, respectively)	$7,644,636,923	$7,438,321,542

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the opening of business on August 1, 2014, the Fund has limited public sales of its shares to certain investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be

50                         Invesco High Yield Municipal Fund

considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

51                         Invesco High Yield Municipal Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

52                         Invesco High Yield Municipal Fund

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.60%
Next $300 million	0.55%
Over $600 million	0.50%

For the year ended February 29, 2016, the effective advisory fees incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2016, IDI advised the Fund that IDI retained $468,142 in front-end sales commissions from the sale of Class A shares and $111,054, $12,197 and $27,919 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

53                         Invesco High Yield Municipal Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$8,392,868,844	$1,039,314	$8,393,908,158
Bonds and Notes	—	—	0	0
Total Investments	$—	$8,392,868,844	$1,039,314	$8,393,908,158

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Fund engaged in securities purchases of $95,570,452.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,995.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2016 were $758,143,231 and 0.65%, respectively.

54                         Invesco High Yield Municipal Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income — tax-exempt	$363,880,786	$359,985,394

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$19,824,393
Net unrealized appreciation — investments	434,982,088
Temporary book/tax differences	(716,988)
Capital loss carryforward	(677,381,063)
Shares of beneficial interest	7,867,928,493
Total net assets	$7,644,636,923

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs, book to tax accretion and amortization differences and defaulted securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$261,369,579	$—	$261,369,579
February 28, 2018	77,334,684	—	77,334,684
February 29, 2019	42,986,977	—	42,986,977
Not subject to expiration	129,099,845	166,589,978	295,689,823
	$510,791,085	$166,589,978	$677,381,063

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2016 was $1,275,545,727 and $1,110,214,114, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$752,405,357
Aggregate unrealized (depreciation) of investment securities	(317,423,269)
Net unrealized appreciation of investment securities	$434,982,088

Cost of investments for tax purposes is $ 7,958,926,070.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 29, 2016, undistributed net investment income was increased by $789,262, undistributed net realized gain (loss) was increased by $161,659,947 and shares of beneficial interest was decreased by $162,449,209. This reclassification had no effect on the net assets of the Fund.

55                         Invesco High Yield Municipal Fund

NOTE 11—Share Information

	Summary of Share Activity
	Year ended February 29, 2016(a)		Year ended February 28, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	60,759,910	$607,699,312	103,949,409	$1,010,680,153
Class B	38,573	389,502	48,116	462,720
Class C	8,179,841	81,586,210	28,246,077	272,607,901
Class Y	62,876,426	630,677,988	90,769,007	886,175,134
Class R5	29,763	295,124	291,396	2,824,678

Issued as reinvestment of dividends:
Class A	13,023,397	130,805,391	13,238,678	130,075,730
Class B	199,307	2,007,869	257,845	2,543,094
Class C	2,980,805	29,996,994	3,068,657	30,096,104
Class Y	4,560,484	46,122,445	3,999,763	39,519,093
Class R5	7,010	69,951	11,892	117,077

Automatic conversion of Class B shares to Class A shares:
Class A	911,462	9,111,076	694,558	6,827,675
Class B	(907,266)	(9,111,076)	(691,361)	(6,827,675)

Reacquired:
Class A	(72,186,898)	(720,180,829)	(101,416,601)	(991,224,625)
Class B	(921,124)	(9,240,905)	(1,143,219)	(11,216,068)
Class C	(15,472,547)	(154,069,085)	(15,478,027)	(151,173,582)
Class Y	(47,027,313)	(470,715,903)	(33,360,325)	(330,298,236)
Class R5	(59,490)	(595,280)	(317,209)	(3,081,705)
Net increase in share activity	16,992,340	$174,848,784	92,168,656	$888,107,468

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

56                         Invesco High Yield Municipal Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/29/16	$10.06	$0.52	$0.03	$0.55	$(0.50)	$10.11	5.62%		$4,838,666	0.93	%(d)	0.86	%(d)	5.22	%(d)	14%
Year ended 02/28/15	9.39	0.51	0.67	1.18	(0.51)	10.06	12.86		4,791,381	0.93		0.86		5.18		17
Year ended 02/28/14	10.17	0.53	(0.78)	(0.25)	(0.53)	9.39	(2.37)		4,317,516	0.92		0.87		5.58		35
Year ended 02/28/13	9.71	0.53	0.49	1.02	(0.56)	10.17	10.78		4,981,494	0.90		0.84		5.32		19
Year ended 02/29/12	8.85	0.57	0.85	1.42	(0.56)	9.71	16.56		3,766,082	0.93		0.85		6.24		16
Class B
Year ended 02/29/16	10.11	0.52	0.02	0.54	(0.50)	10.15	5.51	(e)	60,864	0.93	(d)(e)	0.86	(d)(e)	5.22	(d)(e)	14
Year ended 02/28/15	9.43	0.51	0.68	1.19	(0.51)	10.11	12.94	(e)	76,661	0.93	(e)	0.86	(e)	5.18	(e)	17
Year ended 02/28/14	10.22	0.53	(0.79)	(0.26)	(0.53)	9.43	(2.44	)(e)	85,969	0.92	(e)	0.87	(e)	5.58	(e)	35
Year ended 02/28/13	9.75	0.53	0.51	1.04	(0.57)	10.22	10.87	(e)	132,952	0.90	(e)	0.84	(e)	5.32	(e)	19
Year ended 02/29/12	8.85	0.60	0.85	1.45	(0.55)	9.75	16.89	(e)	163,123	0.68	(e)	0.60	(e)	6.49	(e)	16
Class C
Year ended 02/29/16	10.03	0.45	0.02	0.47	(0.43)	10.07	4.79	(f)	1,182,368	1.66	(d)(f)	1.59	(d)(f)	4.49	(d)(f)	14
Year ended 02/28/15	9.36	0.43	0.68	1.11	(0.44)	10.03	12.06	(f)	1,220,444	1.67	(f)	1.60	(f)	4.44	(f)	17
Year ended 02/28/14	10.15	0.46	(0.79)	(0.33)	(0.46)	9.36	(3.15)		991,079	1.67		1.62		4.83		35
Year ended 02/28/13	9.69	0.46	0.49	0.95	(0.49)	10.15	9.97		1,237,889	1.65		1.59		4.57		19
Year ended 02/29/12	8.83	0.50	0.85	1.35	(0.49)	9.69	15.73		881,847	1.68		1.60		5.49		16
Class Y
Year ended 02/29/16	10.08	0.55	0.01	0.56	(0.52)	10.12	5.78		1,560,105	0.68	(d)	0.61	(d)	5.47	(d)	14
Year ended 02/28/15	9.41	0.54	0.67	1.21	(0.54)	10.08	13.12		1,346,986	0.68		0.61		5.43		17
Year ended 02/28/14	10.19	0.56	(0.79)	(0.23)	(0.55)	9.41	(2.11)		679,827	0.67		0.62		5.83		35
Year ended 02/28/13	9.73	0.56	0.49	1.05	(0.59)	10.19	11.04		920,379	0.65		0.59		5.57		19
Year ended 02/29/12	8.87	0.59	0.84	1.43	(0.57)	9.73	16.83		431,266	0.68		0.60		6.49		16
Class R5
Year ended 02/29/16	10.07	0.54	0.02	0.56	(0.52)	10.11	5.77		2,633	0.72	(d)	0.65	(d)	5.43	(d)	14
Year ended 02/28/15	9.41	0.53	0.67	1.20	(0.54)	10.07	13.01		2,851	0.68		0.61		5.43		17
Year ended 02/28/14	10.18	0.56	(0.78)	(0.22)	(0.55)	9.41	(2.00)		2,794	0.66		0.61		5.84		35
Year ended 02/28/13(g)	9.79	0.46	0.42	0.88	(0.49)	10.18	9.16		8,466	0.67	(h)(i)	0.63	(i)	5.55	(i)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2013, the portfolio turnover calculation excludes the value of securities purchased of $729,359,150 and sold of $70,250,290 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco High Income Municipal Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,743,100, $68,565, $1,182,919, $1,401,968 and $2,675 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25%, and 0.00% for the years ended February 29, 2016, February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012.
(f)	The total return, ratio of expenses to net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended February 29, 2016 and February 28, 2015.
(g)	Commencement date of April 30, 2012.
(h)	For the year ended February 28, 2013, the ratio of expenses to average net assets without fee waivers and/or expenses absorbed was 0.69%.
(i)	Annualized.

57                         Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco High Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

58                         Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/29/16)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,046.70	$4.73	$1,020.24	$4.67	0.93%
B	1,000.00	1,045.60	4.73	1,020.24	4.67	0.93
C	1,000.00	1,042.20	8.53	1,016.51	8.42	1.68
Y	1,000.00	1,047.00	3.46	1,021.48	3.42	0.68
R5	1,000.00	1,047.00	3.77	1,021.18	3.72	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2015 through February 29, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

59                         Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

60                         Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Municipal Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	VK-HYM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2016

Invesco Intermediate Term Municipal Income Fund Nasdaq: A: VKLMX ¡ B: VKLBX ¡ C: VKLCX ¡ Y: VKLIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco Intermediate Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2016, Class A shares of Invesco Intermediate Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/15 to 2/29/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.25%
Class B Shares	3.33
Class C Shares	2.53
Class Y Shares	3.51
S&P Municipal Bond Index▼ (Broad Market Index)	3.78
S&P Municipal Bond 2-17 Years Investment Grade Index▼ (Style-Specific Index)	3.98
Lipper Intermediate Municipal Debt Funds Index¢ (Peer Group Index)	3.11

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

The municipal market benefited from a number of favorable technical factors during the fiscal year ended February 29, 2016, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing asset class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.1 For the fiscal year, the S&P Municipal Bond Index, which represents the performance of municipal bonds, returned 3.78%.2

    The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015. Dominating municipal headlines were the budget impasses in Illinois and

Pennsylvania, Chicago’s unfunded pension liabilities and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance.

    Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices, supported increased demand for municipals during the reporting period. Municipal bond prices further benefited from low supply during the reporting period. New money issuance in the tax-exempt market totaled just $150 billion in 2015, compared to an annual average of nearly $200 billion over the last 20 years.3 Under normal market conditions, new money tends to comprise the majority of total bond issuance. However, since 2012, refinancings have represented the bulk of total new issuance.3

    During the fiscal year, security selection in higher-coupon (5.00%-5.50%) bonds contributed to the Fund’s performance relative to its style-specific benchmark. Security selection in below-investment-grade bonds also benefited relative performance. On a sector level, security selection and an overweight allocation to the tobacco and life care sectors contributed to the Fund’s relative performance. On a state level, holdings in Illinois was the largest contributor to the Fund’s relative performance.

    Selection in and an overweight allocation to the industrial development revenue/pollution control revenue sector were detractors from relative performance. Allocations to shorter-maturity municipal bonds detracted from the Fund’s relative performance, as the long end of the municipal yield curve outperformed over the fiscal year. On a state level, holdings in Texas and Indiana were the largest detractors from the Fund’s relative performance.

    During the reporting period, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly known as the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. These rules may preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. To ensure

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	85.3%
General Obligation Bonds	8.7
Pre-Refunded Bonds	3.6
Others	2.4

Top Five Debt Holdings
% of total net assets

1. Illinois (State of) Toll Highway Authority; Series 2014 D	1.4%
2. Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D	1.4
3. Boyle (County of), Kentucky (Centre College); Series 2008 A	1.0
4. Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2014 D-2	1.0
5. Houston (City of); Series 2012	0.8

Total Net Assets	$1.1 billion

Total Number of Holdings	592

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2016.

4                Invesco Intermediate Term Municipal Income Fund

compliance with the Volcker Rule, TOB market participants, including the Fund and the Adviser, have developed a new TOB structure. There can be no assurances that the new TOB structure will continue to be a viable option for leverage. For more information, please see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Standard & Poor’s
3	Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for the Invesco municipal bond team, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined
Invesco in 2016 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined
Invesco in 2010 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined
Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income
Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/29/16, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.74%
10 Years	3.98
5 Years	4.21
1 Year	0.65

Class B Shares
Inception (5/28/93)	4.59%
10 Years	4.06
5 Years	4.36
1 Year	-1.67

Class C Shares
Inception (10/19/93)	3.84%
10 Years	3.47
5 Years	3.96
1 Year	1.53

Class Y Shares
Inception (8/12/05)	4.45%
10 Years	4.49
5 Years	5.00
1 Year	3.51

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Intermediate Term Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most

Average Annual Total Returns
As of 12/31/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.72%
10 Years	3.95
5 Years	4.11
1 Year	0.28

Class B Shares
Inception (5/28/93)	4.57%
10 Years	4.04
5 Years	4.24
1 Year	-2.04

Class C Shares
Inception (10/19/93)	3.82%
10 Years	3.45
5 Years	3.87
1 Year	1.16

Class Y Shares
Inception (8/12/05)	4.41%
10 Years	4.48
5 Years	4.90
1 Year	3.22

recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.81%, 0.81%, 1.53% and 0.56%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 0.90%, 1.62% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005, and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                Invesco Intermediate Term Municipal Income Fund

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	High yield (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long- term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Intermediate dollar-weighted average life risk. Market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose some or all of their principal and. In some cases, the Fund could lose money in excess of its investment. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

8                Invesco Intermediate Term Municipal Income Fund

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium- and lower-grade municipal securities before investing in the Fund.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in- kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond 2–17 Years Investment Grade Index is composed of market value-weighted investment grade US municipal bonds and seeks to measure the performance of US municipals whose maturities are equal to or greater than two years but less than 17 years.
■	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–102.24%
Alabama–1.33%
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/2025	$1,500	$1,835,025
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/2028	1,500	1,786,980
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.50%	06/01/2030	2,000	2,032,740
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB	5.00%	09/01/2034	5,000	5,902,200
Pell City (City of) Special Care Facilities Financing Authority; Series 2012, RB	5.00%	12/01/2021	2,250	2,640,105
				14,197,050

Alaska–0.28%
Alaska (State of) Municipal Bond Bank Authority;
Series 2009, RB(b)(c)	5.00%	09/01/2018	245	271,151
Series 2009, RB	5.00%	09/01/2022	5	5,512
Series 2009, RB(b)(c)	5.25%	09/01/2018	390	434,047
Series 2009, RB	5.25%	09/01/2024	10	11,069
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB (INS–AGC)(a)	5.00%	09/01/2019	1,000	1,137,570
Series 2009, Lease RB (INS–AGC)(a)	5.50%	09/01/2023	1,000	1,151,270
				3,010,619

Arizona–2.92%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	3,981,434
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/2026	2,000	2,257,860
Navajo County Pollution Control Corp.; Series 2009 E, PCR(b)	5.75%	06/01/2016	1,000	1,012,820
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.00%	11/15/2024	2,025	2,122,463
Series 2014, Ref. RB	5.25%	11/15/2029	2,105	2,163,330
Phoenix (City of) Industrial Development Authority (Career Success Schools); Series 2009, Education RB	6.13%	01/01/2020	340	339,255
Phoenix (City of) Industrial Development Authority (Great Hearts Academies); Series 2016, Ref. Education Facilities RB	5.00%	07/01/2036	1,675	1,868,228
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(d)	5.75%	07/01/2024	1,000	1,094,780
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/2027	3,000	3,381,870
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	6.00%	05/01/2024	640	688,922
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	5.00%	07/01/2025	750	733,020
Pima (County of) Industrial Development Authority (Global Water Resources, LLC); Series 2008, Water & Wastewater RB(e)	6.38%	12/01/2018	242	250,506
Pinal (County of) Electric District No. 4; Series 2008, Electrical System RB(c)	5.25%	12/01/2018	500	539,600
Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB	5.00%	01/01/2022	1,000	1,118,550
Tucson (City of) Industrial Development Authority (La Entrada Apartments); Series 2001, Ref. VRD MFH RB (CEP–FNMA)(f)	0.02%	07/15/2031	1,750	1,750,000
University Medical Center Corp.; Series 2009, Hospital RB(c)	5.25%	07/01/2017	1,000	1,063,090
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds(d)	5.00%	07/15/2020	700	748,818
Series 2013 A, Ref. Unlimited Tax GO Bonds(d)	5.00%	07/15/2021	485	523,417
Series 2013 A, Ref. Unlimited Tax GO Bonds(d)	5.00%	07/15/2022	570	619,180
Series 2013 A, Ref. Unlimited Tax GO Bonds(d)	5.00%	07/15/2023	825	900,215
Series 2013 B, Unlimited Tax GO Bonds(d)	5.00%	07/15/2023	560	611,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2026	$2,000	$2,340,040
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/2025	1,000	1,189,980
				31,298,433

Arkansas–0.15%
Pulaski (County of) Public Facilities Board; Series 2014, RB	5.00%	12/01/2028	1,345	1,590,005

California–9.24%
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2030	1,000	1,235,710
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP(b)(c)	5.00%	02/01/2017	825	859,790
Series 2007, COP	5.00%	02/01/2021	1,175	1,215,561
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/2028	1,500	1,695,540
California (State of) Municipal Finance Authority (High Tech High-Chula Vista); Series 2008 B, Educational Facility RB(d)	5.50%	07/01/2018	555	576,778
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(d)(e)	5.00%	07/01/2027	7,000	7,828,170
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	5.25%	07/01/2023	1,560	1,725,703
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB	4.13%	07/01/2024	500	539,105
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2013 B-2, TEMPS-55SM RB	2.40%	10/01/2020	1,250	1,250,838
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(b)(g)	0.96%	05/01/2017	4,000	4,006,760
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/2029	3,000	3,418,290
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(b)(c)	6.25%	08/01/2019	1,695	2,010,118
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB(d)	6.25%	11/15/2019	495	540,971
California (State of); Series 2012 B, Ref. Floating Rate Unlimited Tax GO Bonds(g)	1.16%	05/01/2020	2,000	2,032,800
California County Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(h)	0.00%	06/01/2033	4,100	1,396,501
Corona-Norco Unified School District (Community Facilities District No. 98-1);
Series 2013, Ref. Special Tax RB	5.00%	09/01/2021	810	952,852
Series 2013, Ref. Special Tax RB	5.00%	09/01/2023	1,000	1,208,370
Foothill-Eastern Transportation Corridor Agency; SubSeries 2014 B-2, Ref. Toll Road RB(b)	5.00%	01/15/2020	5,000	5,523,350
Fresno (City of); Series 2010 A-1, Water System RB	5.50%	06/01/2022	1,000	1,171,100
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	3,190	3,201,803
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	6,000	5,694,840
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2021	2,000	2,389,300
Irvine (City of) (Reassessment District No. 13-1);
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2019	475	519,750
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2020	450	523,089
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2021	375	446,310
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2022	710	857,964
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2023	500	607,955
Lake Elsinore (City of) Public Financing Authority; Series 2015, Ref. Special Tax RB	5.00%	09/01/2028	2,300	2,653,280
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.25%	07/01/2022	3,200	3,679,680
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(d)	5.50%	03/01/2018	100	106,267
Murrieta (City of) Public Financing Authority; Series 2012, Ref. Special Tax RB	5.00%	09/01/2023	1,000	1,179,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Oakland Unified School District (County of Alameda, California);
Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2028	$1,000	$1,186,840
Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2029	1,160	1,369,693
Palomar Pomerado Health (Election of 2004); Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(h)	0.00%	08/01/2016	1,880	1,876,691
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2022	575	686,958
Series 2012, Ref. Special Tax RB	5.00%	09/01/2023	450	531,963
Regents of the University of California;
Series 2009 O, General RB(b)(c)(i)	5.75%	05/15/2019	795	921,500
Series 2009 O, General RB(b)(c)(i)	5.75%	05/15/2019	1,185	1,373,557
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/2024	1,500	1,741,020
Sacramento (County of); Series 2009 D, Sub. Passenger Facility Charge Grant Airport System RB	5.38%	07/01/2026	2,000	2,209,340
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	6.25%	12/01/2020	1,000	1,180,960
San Diego (County of) Regional Airport Authority; Series 2013 B, Sr. RB(e)	5.00%	07/01/2023	700	853,363
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(e)	5.00%	05/01/2023	2,000	2,336,260
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.00%	08/01/2020	1,085	1,231,953
Series 2009 D, Tax Allocation RB	6.25%	08/01/2022	1,000	1,135,620
Series 2011 D, Tax Allocation RB	6.63%	08/01/2027	500	614,045
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2027	750	860,003
Series 2013 B, Special Tax RB	5.00%	08/01/2027	405	464,401
San Jose (City of); Series 2011 A-1, Airport RB(e)	5.25%	03/01/2026	2,000	2,278,860
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(a)	5.50%	08/01/2026	3,195	3,824,830
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.00%	09/01/2026	1,030	1,180,421
Series 2013, Special Tax RB	5.13%	09/01/2027	1,200	1,377,180
Southern California Public Power Authority (Milford Wind Corridor); Series 2010 1, RB	5.00%	07/01/2024	2,000	2,303,380
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)	3.20%	06/01/2020	5,000	5,008,650
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/2023	1,000	1,312,360
				98,908,303

Colorado–1.08%
Colorado (State of) Educational and Cultural Facilities Authority (Skyview Academy);
Series 2014, Ref. & Improvement Charter School RB(d)	5.13%	07/01/2034	1,500	1,604,850
Series 2014, Ref. & Improvement Charter School RB(d)	4.13%	07/01/2024	500	523,335
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB	5.00%	12/01/2025	550	556,309
Series 2015 A, Ref. RB	5.50%	12/01/2030	750	759,532
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	5.00%	01/15/2022	750	833,857
Series 2010, Private Activity RB	5.25%	07/15/2019	1,000	1,126,750
Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(i)	5.00%	08/01/2024	2,000	2,209,420
Series 2008, Unlimited Tax GO Bonds(i)	5.00%	08/01/2025	500	552,100
Denver (City & County of); Series 2012 A, Airport System RB(e)	5.00%	11/15/2022	500	601,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Plaza Metropolitan District No. 1;
Series 2013, Ref. Tax Allocation RB(d)	5.00%	12/01/2021	$1,045	$1,134,118
Series 2013, Ref. Tax Allocation RB(d)	5.00%	12/01/2022	500	545,370
University of Colorado; Series 2009 A, Enterprise System RB(b)(c)	5.50%	06/01/2019	1,000	1,151,770
				11,598,431

Connecticut–0.34%
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(e)	5.50%	04/01/2021	1,000	1,157,520
Connecticut (State of); Series 2013 A, Floating Rate Unlimited Tax GO Bonds(g)	0.43%	03/01/2018	2,500	2,481,075
				3,638,595

Delaware–0.05%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/2022	500	507,455

District of Columbia–1.07%
District of Columbia (Provident Group — Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2030	2,250	2,287,800
District of Columbia Water & Sewer Authority; Series 2016 A, Ref. Sub. Lien Public Utility RB	5.00%	10/01/2034	3,000	3,599,880
District of Columbia;
Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	06/01/2016	2,325	2,353,667
Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	06/01/2019	3,000	3,237,570
				11,478,917

Florida–4.26%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	1,750	1,801,730
Atlantic Beach (City of) (Fleet Landing);
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2023	565	652,191
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2021	440	500,513
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2022	375	432,236
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	1,000	1,158,370
Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/2017	2,000	2,116,480
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2022	2,000	2,398,720
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(d)	7.25%	05/15/2026	1,215	1,420,323
Series 2014 B-2, TEMPS-70SM Continuing Care Community RB(d)	6.50%	05/15/2020	1,000	1,001,730
Florida (State of) Board of Education; Series 2005 A, Lottery RB (INS–AMBAC)(a)	5.00%	07/01/2019	1,235	1,252,525
Florida (State of) Department of Environmental Protection; Series 2014, Ref. Preservation RB	5.00%	07/01/2022	4,925	6,013,622
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/2026	2,000	2,347,820
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref. RB	5.00%	10/01/2027	1,000	1,182,090
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, Educational Facilities RB(d)	6.00%	06/15/2035	1,265	1,292,881
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.00%	11/15/2024	1,990	2,273,097
Series 2012, RB	5.50%	11/15/2032	1,670	1,886,148
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2012 A, RB	5.00%	04/01/2024	415	492,526
Miami-Dade (County of) Expressway Authority; Series 2013 A, Ref. Toll System RB	5.00%	07/01/2022	2,000	2,417,080
Orlando (City of) & Orange (County of) Expressway Authority; Series 2012, Ref. RB	5.00%	07/01/2023	1,000	1,221,710
Palm Beach (County of) Health Facilities Authority (BRRH Corp. Obligated Group); Series 2014, Ref. RB	5.00%	12/01/2031	4,000	4,573,720
Palm Beach (County of) Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, Hospital RB	5.00%	11/01/2023	1,215	1,391,710
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014, RB	6.00%	06/01/2021	2,640	2,760,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(b)	5.35%	05/01/2018	$1,000	$1,088,860
Reedy Creek Improvement District;
Series 2013 1, Ref. Utilities RB	5.00%	10/01/2021	885	1,048,610
Series 2013 1, Ref. Utilities RB	5.00%	10/01/2022	800	959,336
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(d)	5.75%	10/01/2022	750	786,277
Tampa (City of); Series 2010, Ref. Solid Waste System RB (INS–AGM)(a)(e)	5.00%	10/01/2018	1,000	1,102,230
				45,572,998

Georgia–0.41%
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	6.75%	01/01/2020	555	640,747
Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.40%	01/01/2020	995	998,851
Atlanta (City of); Series 2009 A, Water & Wastewater RB	5.25%	11/01/2017	1,500	1,617,255
Fulton (County of) Development Authority (Robert Woodruff); Series 2009 B, Ref. RB	5.25%	03/15/2024	1,000	1,112,830
				4,369,683

Guam–0.87%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.25%	12/01/2017	1,000	1,070,760
Series 2009 A, Limited Obligation RB	5.50%	12/01/2018	1,000	1,111,050
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(e)	6.00%	10/01/2023	3,000	3,301,350
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/2021	1,500	1,791,060
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/2022	1,700	2,060,944
				9,335,164

Hawaii–1.20%
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.00%	11/15/2027	1,000	1,116,290
Hawaii (State of) Department of Transportation (Airports Division);
Series 2013, Lease Revenue COP(e)	5.00%	08/01/2021	550	646,684
Series 2013, Lease Revenue COP(e)	5.00%	08/01/2022	2,000	2,382,280
Series 2013, Lease Revenue COP(e)	5.00%	08/01/2023	1,250	1,498,400
Honolulu (City and County of); Series 2015 A, Ref. Jr. Wastewater System RB(i)	5.00%	07/01/2031	6,000	7,209,000
				12,852,654

Idaho–0.05%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/2023	500	570,465

Illinois–12.39%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	1,000	1,018,100
Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.13%	11/01/2025	1,500	1,665,675
Chicago (City of) (188 West Randolph/Wells Redevelopment); Series 2014, Tax Increment Allocation Revenue COP(d)	6.84%	03/15/2033	2,400	2,401,680
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, Tax Increment Allocation Revenue COP(d)	7.00%	01/15/2029	1,421	1,445,273
Chicago (City of) (Metramarket Chicago); Series 2010 A, Tax Increment Allocation Revenue COP	6.87%	02/15/2024	889	891,558
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(e)	5.50%	01/01/2027	1,000	1,176,470
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2025	1,000	1,176,160
Series 2014 A, Ref. Second Lien RB(e)	5.00%	01/01/2023	3,000	3,534,720
Chicago (City of) (O’Hare International Airport); Series 2015 A, Ref. RB(e)	5.00%	01/01/2029	6,000	6,910,320
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. Tax Increment Allocation Revenue COP	7.13%	03/15/2022	640	640,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds(i)	5.00%	12/01/2024	$3,000	$3,543,540
Series 2015 C, Limited Tax GO Green Bonds(i)	5.00%	12/01/2027	7,000	8,530,620
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/2023	2,200	2,340,448
Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/2024	3,965	4,201,631
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/2027	1,000	1,131,250
Chicago (City of);
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	1,795	1,838,134
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2029	2,500	2,839,850
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2030	1,500	1,684,275
Series 2010 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/2029	2,500	2,649,175
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	750	807,728
Series 2015 A, Unlimited Tax GO Bonds	5.38%	01/01/2029	5,000	5,135,900
Huntley (Village of) Special Service Area No. 7; Series 2007, Ref. Special Tax RB (INS–AGC)(a)	4.60%	03/01/2017	187	189,079
Illinois (State of) Development Finance Authority (Museum of Contemporary Art); Series 1994, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)(j)	0.01%	02/01/2029	2,000	2,000,000
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB(b)(c)	6.13%	11/01/2018	1,000	1,142,830
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	5.25%	03/01/2019	1,000	1,125,750
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2026	1,000	1,157,420
Series 2014 A, RB	5.00%	09/01/2028	1,250	1,429,225
Illinois (State of) Finance Authority (DePaul University); Series 2013, Ref. RB	5.00%	10/01/2023	750	909,593
Illinois (State of) Finance Authority (Edward Hospital Obligated Group);
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/2023	900	984,186
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/2024	1,175	1,280,656
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/2026	380	412,520
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	1,930	2,054,755
Illinois (State of) Finance Authority (Memorial Health System); Series 2003, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)(j)	0.01%	10/01/2022	690	690,000
Illinois (State of) Finance Authority (Northwestern Memorial Hospital); Series 2009 B, RB	5.00%	08/15/2016	1,890	1,929,992
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/2016	1,805	1,389,850
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.25%	08/15/2028	1,505	1,643,430
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. Sr. Educational Facilities RB	5.00%	02/01/2024	550	578,617
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/2023	2,000	2,194,160
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Dedicated State Tax CAB RB (INS–NATL)(a)(h)	0.00%	12/15/2032	10,000	4,914,500
Series 2012 B, RB(i)	5.00%	12/15/2020	5,000	5,647,450
Series 2012 B, RB(i)	5.00%	06/15/2023	3,500	3,956,715
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, Dedicated State Tax CAB RB (INS–AGM)(a)(h)	0.00%	12/15/2029	2,550	1,485,808
Illinois (State of) Toll Highway Authority; Series 2014 D, Ref. RB(i)	5.00%	01/01/2024	12,500	15,309,500
Illinois (State of);
Series 2012, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/2022	1,250	1,458,413
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2022	2,000	2,260,120
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2022	2,000	2,252,060
Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, Unlimited Tax CAB GO Bonds(c)(h)	0.00%	12/01/2021	330	305,900
Madison & Jersey Counties Community Unit School District No. 11 (Alton); Series 2002, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(h)	0.00%	12/01/2020	2,900	2,622,122
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	1,413	1,439,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	$3,000	$3,542,010
Series 2010, RB	5.38%	06/01/2021	525	623,144
Springfield (City of);
Series 2015, Ref. Electric Sr. Lien RB	5.00%	03/01/2032	2,000	2,303,400
Series 2015, Ref. Sr. Lien Electric RB	5.00%	03/01/2033	3,500	4,013,135
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.00%	04/01/2026	3,425	3,909,089
				132,718,181

Indiana–3.73%
Carmel (City of) Redevelopment Authority; Series 2006, RB(b)(c)	5.00%	07/01/2016	1,000	1,016,130
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana);
Series 2007, Hospital RB(b)(c)	5.50%	03/01/2017	325	341,413
Series 2007, Hospital RB	5.50%	03/01/2022	175	183,514
Indiana (State of) Finance Authority (I-69 Section 5);
Series 2014, Tax-Exempt RB(e)	5.25%	09/01/2028	1,980	2,326,876
Series 2014, Tax-Exempt RB(e)	5.25%	09/01/2029	3,000	3,500,970
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services);
Series 2006 E, Ref. Health System RB(b)(c)	5.25%	05/01/2018	365	401,058
Series 2006 E, Ref. Health System RB(b)(c)	5.25%	05/01/2018	200	219,758
Series 2006 E, Ref. Health System RB(b)(c)	5.25%	05/01/2018	175	192,288
Indiana (State of) Finance Authority; Series 1993 A, Highway CAB RB (INS–AMBAC)(a)(h)	0.00%	12/01/2016	1,695	1,689,881
Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB(b)(c)	5.25%	01/01/2019	500	562,400
Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. Special Facilities RB(e)	5.10%	01/15/2017	760	788,485
Merrillville Multi-School Building Corp.;
Series 2008, First Mortgage RB	5.00%	01/15/2017	1,260	1,309,027
Series 2008, First Mortgage RB	5.00%	07/15/2017	1,285	1,361,072
Michigan City Area-Wide School Building Corp.;
Series 2002, First Mortgage CAB RB (INS–NATL)(a)(h)	0.00%	01/15/2017	2,000	1,985,580
Series 2002, First Mortgage CAB RB (INS–NATL)(a)(h)	0.00%	01/15/2018	3,000	2,933,010
Noblesville High School Building Corp.; Series 1993, First Mortgage CAB RB (INS–AMBAC)(a)(h)	0.00%	02/15/2019	1,850	1,774,353
Northwest Allen School Building Corp.;
Series 2008, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/2016	1,395	1,419,036
Series 2008, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/2019	3,200	3,433,536
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(e)	5.88%	01/01/2024	1,500	1,741,185
Whiting (City of) (BP Products North America);
Series 2008, Environmental Facilities RB(b)	1.85%	10/01/2019	6,000	5,984,220
Series 2014, Environmental Facilities Floating Rate RB(b)(e)(g)	0.76%	12/02/2019	7,000	6,792,870
				39,956,662

Iowa–1.70%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	5.63%	06/01/2023	1,000	1,088,840
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.50%	06/15/2030	2,255	2,542,964
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	4,400	4,585,284
Iowa (State of) Finance Authority (Iowa Health System); Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/2019	1,000	1,117,120
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, Health Facilities RB	4.00%	08/15/2022	1,905	2,156,955
Series 2012, Health Facilities RB	4.00%	08/15/2023	1,200	1,344,708
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, Asset-Backed RB	5.60%	06/01/2034	1,750	1,751,505
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(e)	5.50%	12/01/2025	3,360	3,632,328
				18,219,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–0.65%
Harvey County Unified School District No. 373 (Newton); Series 2007, Ref. & Improvement Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	09/01/2019	$2,630	$2,885,741
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/2023	1,000	1,149,360
Kansas (State of) Development Finance Authority (Hays Medical Center Inc.); Series 2005 L, Health Facilities RB	5.25%	11/15/2016	500	502,160
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/2031	1,000	1,106,790
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.00%	07/01/2028	1,140	1,300,432
				6,944,483

Kentucky–2.85%
Boyle (County of), Kentucky (Centre College); Series 2008 A, Ref. VRD RB (LOC-PNC Bank, N.A.)(f)(j)	0.01%	06/01/2037	11,000	11,000,000
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.00%	08/15/2018	1,000	1,086,860
Series 2009 A, Hospital RB	5.38%	08/15/2024	1,000	1,097,670
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Highway); Series 2015 A, Sr. RB	5.00%	07/01/2030	2,000	2,287,880
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015, Sr. RB	5.00%	07/01/2027	1,500	1,749,555
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.50%	11/15/2035	1,750	1,790,827
Kentucky (State of) Municipal Power Agency (Prairie State); Series 2016, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2031	5,000	5,851,150
Kentucky (State of) Municipal Power Agency;
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2026	1,000	1,199,730
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2027	1,620	1,926,553
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2028	1,260	1,481,483
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(a)	5.00%	10/01/2025	1,000	1,098,810
				30,570,518

Louisiana–2.87%
Louisiana (State of) Energy & Power Authority (Rodemacher Unit No. 2); Series 2013, Power RB	5.00%	01/01/2022	1,000	1,189,400
Louisiana (State of) Public Facilities Authority (Louisiana Pellets Inc.); Series 2015, Waste Disposal Facilities RB (Acquired 05/21/2015; Cost $2,000,000)(d)(e)	7.00%	07/01/2024	2,000	1,204,500
Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB(b)(c)	5.00%	06/01/2016	1,000	1,012,150
Series 2009 C-1, Assessment RB (INS–AGC)(a)	5.88%	06/01/2023	1,000	1,109,790
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/2018	1,235	1,329,008
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/2019	500	555,090
Series 2015 B, RB(e)	5.00%	01/01/2027	1,750	2,046,555
Series 2015 B, RB(e)	5.00%	01/01/2029	1,805	2,084,901
New Orleans (City of);
Series 2014, Ref. Water RB	5.00%	12/01/2026	1,250	1,496,125
Series 2015, Sewerage Service RB	5.00%	06/01/2030	500	586,525
Series 2015, Sewerage Service RB	5.00%	06/01/2032	300	347,637
Series 2015, Sewerage Service RB	5.00%	06/01/2033	1,050	1,212,152
Series 2015, Sewerage Service RB	5.00%	06/01/2034	1,000	1,150,950
Series 2015, Sewerage Service RB	5.00%	06/01/2035	500	573,305
Series 2015, Water System RB	5.00%	12/01/2030	500	587,325
Series 2015, Water System RB	5.00%	12/01/2031	1,750	2,042,425
Series 2015, Water System RB	5.00%	12/01/2032	1,000	1,157,940
Series 2015, Water System RB	5.00%	12/01/2034	1,200	1,380,804
Series 2015, Water System RB	5.00%	12/01/2035	1,165	1,335,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
St. Tammany (Parish of) Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	$1,250	$1,348,737
Series 2015, Ref. RB	5.25%	11/15/2029	1,250	1,321,938
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/2030	5,000	5,617,300
				30,689,822

Maryland–1.23%
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.00%	01/01/2026	4,500	5,256,000
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	5.50%	01/01/2022	1,000	1,153,390
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB	6.00%	07/01/2023	335	409,943
Series 2011, RB	6.00%	07/01/2025	200	241,216
Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB(b)(c)	5.25%	01/01/2018	250	271,057
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/2020	3,000	3,386,280
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.13%	06/01/2020	2,250	2,464,065
				13,181,951

Massachusetts–0.47%
Massachusetts (State of) Development Finance Agency (Carleton Willard Village); Series 2010, RB	5.25%	12/01/2025	650	725,810
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(b)(c)	5.75%	05/01/2019	1,500	1,735,425
Massachusetts (State of) Development Finance Agency (Quincy Medical Center); Series 2008 A, RB(k)	5.85%	01/15/2018	300	732
Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB(b)(c)	6.70%	10/15/2019	500	607,360
Massachusetts (State of) Health & Educational Facilities Authority (Baystate Medical Center); Series 2005 G, VRD RB (LOC–Wells Fargo Bank, N.A.)(f)(j)	0.01%	07/01/2026	2,000	2,000,000
				5,069,327

Michigan–5.70%
Brandon School District;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/2016	1,425	1,436,728
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/2018	1,410	1,537,168
Charyl Stockwell Academy; Series 2015, Public School Academy Ref. RB	4.88%	10/01/2023	500	507,585
Dearborn School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	05/01/2016	2,480	2,500,063
Greenville Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/2016	1,410	1,421,604
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/2018	1,235	1,346,385
Lansing (City of) Board of Water & Light; Series 2008 A, Water Supply, Steam, Chilled Water & Electric Utility System RB	5.00%	07/01/2024	1,000	1,092,000
Michigan (State of) Buillding Authority (Facilities Program); Series 2015 I, Ref. RB	5.00%	04/15/2031	5,000	6,001,950
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-2, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2026	9,000	10,717,560
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	5,000	5,812,850
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,000	5,379,550
Michigan (State of) Finance Authority (Mclaren Health Care); Series 2015 D-2, Ref. Floating Rate RB(b)(g)	1.05%	10/15/2020	5,000	4,977,650
Michigan (State of) Finance Authority (Trinity Health); Series 2015, Floating Rate Hospital RB(b)(g)	0.83%	12/01/2020	5,000	4,960,150
Regents of the University of Michigan; Series 2012 E, Floating Rate RB(b)(g)	0.44%	04/02/2018	3,215	3,193,202
Traverse City Area Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/2017	2,300	2,418,128
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/2018	2,280	2,485,633
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/2019	2,260	2,460,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Wayne (County of) Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(e)	5.00%	12/01/2028	$2,500	$2,811,150
				61,060,112

Minnesota–0.38%
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Health Care System RB(b)(c)	6.38%	11/15/2018	500	574,930
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	280	285,225
Woodbury (City of) Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	2.30%	12/01/2017	120	119,896
Series 2014, RB	2.60%	12/01/2018	120	120,125
Series 2014, RB	2.90%	12/01/2019	455	456,601
Series 2014, RB	3.15%	12/01/2020	620	625,214
Series 2014, RB	3.60%	12/01/2021	225	229,048
Series 2014, RB	4.00%	12/01/2022	265	273,059
Series 2014, RB	4.00%	12/01/2023	200	204,252
Series 2014, RB	4.00%	12/01/2024	175	178,757
Series 2014, RB	5.00%	12/01/2029	1,000	1,049,070
				4,116,177

Mississippi–0.30%
Mississippi Business Finance Corp. (Chevron U.S.A. Inc.); Series 2007 A, VRD Gulf Opportunity Zone RB(f)	0.01%	12/01/2030	2,500	2,500,000
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	725	748,345
				3,248,345

Missouri–1.98%
Bridgeton (City of) Industrial Development Authority (Sarah Community);
Series 2013, Ref. RB	4.00%	05/01/2024	500	500,905
Series 2013, Ref. RB	4.50%	05/01/2028	1,500	1,508,550
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB	5.00%	06/01/2021	525	592,993
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2023	1,000	1,203,380
Series 2011 A, Ref. RB	5.50%	09/01/2024	2,000	2,380,420
Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,304,960
Manchester (City of) (Highway 141/Manchester Road); Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/2025	2,975	3,141,362
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/2018	85	87,636
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	1,100	1,230,911
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. Power Project RB	5.00%	01/01/2029	2,000	2,350,760
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. Power Project RB	5.00%	06/01/2027	1,500	1,813,500
Series 2015 A, Ref. Power Project RB	5.00%	12/01/2027	640	772,282
Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.00%	12/01/2016	500	514,765
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	4.50%	09/01/2023	340	378,971
Series 2012, Senior Living Facilities RB	5.00%	09/01/2032	1,490	1,625,813
St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2007 A, Senior Living Facilities RB	5.25%	09/01/2017	250	259,862
St. Louis (County of) Industrial Development Authority (Ranken-Jordan); Series 2007, Ref. Health Facilities RB	5.00%	11/15/2022	540	544,374
				21,211,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–0.85%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/2032	$5,000	$5,568,600
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center);
Series 2012, Ref. RB	4.00%	11/01/2022	720	796,428
Series 2012, Ref. RB	5.00%	11/01/2023	500	578,585
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–BHAC)(a)	5.13%	04/01/2023	560	629,860
University of Nebraska Facilities Corp.; Series 2006, Deferred Maintenance RB (INS–AMBAC)(a)	5.00%	07/15/2017	1,500	1,526,130
				9,099,603

Nevada–1.35%
Carson City (City of) (Carson-Tahoe Regional Medical Center); Series 2012, Ref. Hospital RB	5.00%	09/01/2027	1,000	1,122,530
Clark (County of) (Special Improvement District No. 159);
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2026	150	162,063
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2029	1,405	1,480,687
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2031	1,550	1,612,760
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2032	380	393,908
Clark (County of);
Series 2013 A, Ref. Jet Aviation Fuel Tax Airport System RB(e)	5.00%	07/01/2019	1,020	1,145,756
Series 2013 A, Ref. Jet Aviation Fuel Tax Airport System RB(e)	5.00%	07/01/2020	1,000	1,150,110
Director of the State of Nevada Department of Business & Industry (Republic Services, Inc.); Series 2003, Solid Waste Disposal RB(b)(d)(e)	5.63%	06/01/2018	1,100	1,181,686
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/2024	1,800	2,012,328
Las Vegas (City of) Redevelopment Agency;
Series 2009 A, Tax Increment Allocation RB	6.25%	06/15/2016	1,475	1,492,936
Series 2009 A, Tax Increment Allocation RB	7.00%	06/15/2020	1,000	1,140,800
Washoe County School District; Series 2008 A, School Improvement Limited Tax GO Bonds(b)(c)	4.75%	06/01/2018	1,405	1,532,981
				14,428,545

New Hampshire–0.25%
Manchester (City of); Series 2009 A, Ref. General Airport RB	5.00%	01/01/2017	1,000	1,031,350
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/2027	1,500	1,699,020
				2,730,370

New Jersey–5.60%
Gloucester (County of) Improvement Authority (Waste Management Inc.); Series 1999 B, Ref. Solid Waste RB(b)(e)	2.50%	12/01/2017	500	509,830
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(e)	5.00%	12/01/2024	4,000	4,539,280
Monmouth (County of) Improvement Authority;
Series 2007, Governmental Loan RB(c)	5.00%	12/01/2016	5	5,175
Series 2007, Governmental Loan RB(c)	5.00%	12/01/2017	10	10,763
Series 2007, Governmental Loan RB (INS–AMBAC)(a)	5.00%	12/01/2016	1,005	1,036,034
Series 2007, Governmental Loan RB (INS–AMBAC)(a)	5.00%	12/01/2017	1,990	2,114,952
New Jersey (State of) Economic Development Authority (Paterson Charter School);
Series 2012 C, RB	5.00%	07/01/2022	1,800	1,824,372
Series 2012 C, RB	5.00%	07/01/2032	475	441,826
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(e)	5.00%	07/01/2021	425	487,853
Series 2013, Private Activity RB(e)	5.00%	01/01/2028	1,000	1,118,000
Series 2013, Private Activity RB(e)	5.50%	01/01/2026	1,390	1,627,899
Series 2013, Private Activity RB(e)	5.50%	01/01/2027	1,130	1,308,032
New Jersey (State of) Economic Development Authority;
Series 2012, Ref. RB	5.00%	06/15/2023	2,000	2,204,340
Series 2012, Ref. RB	5.00%	06/15/2025	3,050	3,310,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group);
Series 2011, Ref. RB	5.00%	07/01/2025	$1,500	$1,771,545
Series 2011, Ref. RB	5.00%	07/01/2027	2,000	2,331,540
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System);
Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,419,552
Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,171,280
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.) Series 2004 A, Ref. RB(c)	5.25%	07/01/2020	1,000	1,178,840
New Jersey (State of) Transportation Trust Fund Authority;
Series 2010 D, Transportation System RB	5.25%	12/15/2023	4,000	4,533,960
Series 2013 AA, Transportation Program RB	5.00%	06/15/2021	5,000	5,560,000
New Jersey (State of) Turnpike Authority;
Series 2013 E, Floating Rate RB(b)(g)	0.69%	01/01/2018	2,000	1,994,500
Series 2016 A, Ref. RB	5.00%	01/01/2034	3,000	3,532,980
North Hudson Sewerage Authority; Series 2012 A, Gross Revenue Lease Ctfs.	5.00%	06/01/2024	1,000	1,178,500
Salem (County of) Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(e)	5.00%	12/01/2023	5,000	5,522,850
Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	4.50%	06/01/2023	6,410	6,502,753
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	2,810	2,691,502
				59,928,872

New Mexico–1.15%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. PCR(b)	5.20%	06/01/2020	1,700	1,885,963
New Mexico (State of) Finance Authority; Series 2006 B, Sr. Lien Public Revolving Fund RB (INS–NATL)(a)	5.00%	06/01/2017	1,310	1,325,078
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/2022	2,385	2,499,075
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	5.00%	07/01/2019	500	523,560
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(b)(c)	6.00%	08/01/2018	1,000	1,125,520
New Mexico (State of) Municipal Energy Acquisition Authority; SubSeries 2014 B, Gas Supply Floating Rate RB(b)(g)	1.04%	08/01/2019	5,000	4,964,550
				12,323,746

New York–2.82%
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 A, Civic Facility RB(b)(c)	5.75%	11/15/2017	500	543,720
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	5.75%	07/15/2017	1,000	1,062,540
Series 2009, PILOT RB	5.75%	07/15/2019	1,000	1,133,500
Build NYC Resource Corp. (Pratt Paper Inc.);
Series 2014, Ref. Waste Disposal RB(d)(e)	3.75%	01/01/2020	1,545	1,609,597
Series 2014, Ref. Waste Disposal RB(d)(e)	4.50%	01/01/2025	1,000	1,089,150
Long Island (City of) Power Authority; Series 2014 C, Ref. Floating Rate General RB(b)(g)	0.95%	11/01/2018	5,000	4,965,850
Long Island Power Authority; Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,629,160
Metropolitan Transportation Authority; Series 2002 A, Ref. Service Contract RB	5.75%	07/01/2018	1,000	1,117,440
New York (City of) Industrial Development Agency (Queens Baseball Stadium);
Series 2009, PILOT RB (INS–AGC)(a)	5.00%	01/01/2018	200	213,248
Series 2009, PILOT RB (INS–AGC)(a)	5.00%	01/01/2019	200	219,204
New York (City of) Transitional Finance Authority; Series 2009 S-3, Building Aid RB(i)	5.00%	01/15/2021	1,000	1,126,120
New York (City of);
Series 2016 C, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2028	5,000	6,185,650
SubSeries 2008 J-4, Floating Rate Unlimited Tax GO Bonds(g)	0.56%	08/01/2025	3,000	2,999,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Housing Finance Agency (Riverside Center 2 Housing); Series 2015 A1, VRD RB (LOC–Bank of America, N.A.)(f)(j)	0.01%	11/01/2046	$1,300	$1,300,000
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/2021	865	868,633
Niagara Falls (City of); Series 1994, Public Improvement Unlimited Tax GO Bonds (INS–NATL)(a)	6.90%	03/01/2020	5	5,028
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB(b)(c)	4.63%	07/01/2019	1,000	1,127,710
				30,196,460

North Carolina–1.46%
North Carolina (State of) Department of Transportation (I-77 HOT Lanes);
Series 2015, RB(e)	5.00%	06/30/2026	1,700	1,909,440
Series 2015, RB(e)	5.00%	06/30/2027	1,215	1,352,781
Series 2015, RB(e)	5.00%	06/30/2029	1,340	1,470,409
Series 2015, RB(e)	5.00%	06/30/2030	705	771,228
North Carolina (State of) Eastern Municipal Power Agency;
Series 2008 C, Power System RB(c)	6.00%	01/01/2019	680	743,940
Series 2008 C, Power System RB(b)(c)	6.75%	01/01/2019	1,000	1,169,600
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/2024	1,800	1,852,866
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.30%	10/01/2019	250	259,087
North Carolina (State of) Municipal Power Agency #1 (Catawba); Series 2015 A, Ref. Electric RB	5.00%	01/01/2028	5,000	6,123,250
				15,652,601

North Dakota–0.14%
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Senior Housing RB	5.00%	12/01/2016	105	105,267
North Dakota (State of) Public Finance Authority (State Revolving Fund Program); Series 2008 A, RB	5.50%	10/01/2019	1,195	1,342,056
				1,447,323

Ohio–2.72%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	415	336,640
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/2021	1,250	1,449,087
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.25%	02/15/2019	1,175	1,320,712
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	4,000	3,604,280
Cleveland (City of) (Bridges & Roadways Improvements); Series 2008 B, Sub. Lien Income Tax RB(b)(c)	5.00%	04/01/2018	1,555	1,695,121
Cleveland (City of);
Series 2012 A, Ref. Airport System RB	5.00%	01/01/2027	2,750	3,114,870
Series 2016 A, Ref. Airport System RB (INS–AGM)(a)	5.00%	01/01/2031	800	931,488
Cleveland-Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(d)	5.75%	01/01/2024	1,000	1,084,480
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/2033	1,000	974,940
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/2023	1,500	1,811,505
Lancaster Port Authority; Series 2014, Gas Supply Ref. Floating Rate RB(b)(g)	1.01%	08/01/2019	2,000	1,992,120
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.00%	04/01/2020	620	670,487
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(e)	5.00%	12/31/2025	1,300	1,539,356
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2006 A, Ref. PCR(b)	3.75%	12/03/2018	5,430	5,605,443
Series 2009 C, Ref. PCR	5.63%	06/01/2018	2,000	2,143,440
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(b)	5.88%	06/01/2016	865	874,532
				29,148,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–0.83%
Chickasawa Nation; Series 2007, Health System RB(d)	5.38%	12/01/2017	$110	$114,443
Comanche (County of) Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2023	2,815	3,110,997
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(e)	5.00%	06/01/2025	5,000	5,698,600
				8,924,040

Oregon–0.32%
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.00%	05/15/2022	1,000	1,099,430
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB	5.00%	10/01/2027	2,000	2,293,240
				3,392,670

Pennsylvania–4.37%
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2008 A, RB	5.00%	09/01/2018	3,000	3,311,910
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.00%	09/01/2021	500	505,195
Cumberland (County of) Municipal Authority (Asbury Obligated Group);
Series 2012, Ref. RB	5.00%	01/01/2022	750	815,100
Series 2012, Ref. RB	5.25%	01/01/2027	1,275	1,363,358
Delaware (County of) Authority (Elwyn); Series 2010, RB	5.00%	06/01/2020	1,980	2,063,417
Emmaus (City of) General Authority (Pennsylvania Variable Rate Loan Program); Series 2000 A, VRD RB (LOC–U.S. Bank, N.A.)(f)(j)	0.02%	03/01/2030	1,000	1,000,000
Girard School District;
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(h)	0.00%	10/01/2018	700	673,344
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(h)	0.00%	10/01/2019	250	235,180
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.25%	07/01/2020	1,685	1,765,661
Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.00%	01/01/2017	175	180,929
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/2025	2,000	2,231,520
Montgomery (County of) Industrial Development Authority (PECO Energy Company); Series 1999, Ref. RB(b)(e)	2.70%	04/01/2020	4,380	4,418,894
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,588,350
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB(e)	5.00%	12/31/2027	5,965	6,989,310
Series 2015, RB(e)	5.00%	12/31/2034	2,550	2,834,784
Pennsylvania (State of) Turnpike Commission;
Series 2013 B, Floating Rate RB(g)	1.16%	12/01/2019	2,000	2,016,000
Series 2014 B-1, Ref. Floating Rate RB(g)	0.99%	12/01/2021	5,000	4,979,150
Series 2015 A-2, Ref. Floating Rate RB(g)	0.66%	12/01/2018	6,455	6,385,609
Philadelphia (City of) Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,166,650
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,158,620
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.00%	11/01/2025	1,000	1,127,470
				46,810,451

Rhode Island–0.73%
Rhode Island Health & Educational Building Corp. (University of Rhode Island — Auxiliary Enterprise); Series 2013 C, Ref. Higher Education Facility RB	5.00%	09/15/2022	1,000	1,193,710
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,375	1,602,411
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	1,041,417
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,241,773
Series 2015 B, Ref. RB	2.25%	06/01/2041	2,675	2,700,466
				7,779,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–1.50%
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/2026	$4,650	$5,338,107
Piedmont Municipal Power Agency;
Series 2008 A-2, Electric RB	5.00%	01/01/2024	1,000	1,070,980
Series 2009 A-4, Ref. Electric RB	5.00%	01/01/2021	2,000	2,280,220
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.00%	02/01/2019	1,000	1,108,480
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, Health Facilities RB	5.00%	05/01/2023	1,000	1,095,030
Series 2013, Health Facilities RB	5.00%	05/01/2028	1,250	1,331,213
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.25%	08/01/2026	3,215	3,788,652
				16,012,682

South Dakota–0.12%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health);
Series 2010, RB	5.00%	09/01/2021	605	697,529
Series 2010, RB	5.00%	09/01/2022	500	572,325
				1,269,854

Tennessee–0.92%
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2019	770	845,144
Series 2012, Ref. & Improvement RB	5.00%	07/01/2022	500	575,380
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Health);
Series 2008, VRD RB (INS–AGM)(a)(f)	0.02%	06/01/2042	1,000	1,000,000
Series 2008 C, RB	5.25%	06/01/2018	1,000	1,091,320
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.); Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/2029	650	692,634
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2006 A, RB	5.25%	09/01/2016	125	126,836
Tennessee Energy Acquisition Corp.;
Series 2006 C, Gas RB	5.00%	02/01/2023	1,360	1,579,545
Series 2006 C, Gas RB	5.00%	02/01/2024	3,225	3,743,290
Series 2006 C, Gas RB	5.00%	02/01/2027	150	176,673
				9,830,822

Texas–12.87%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(e)	4.85%	04/01/2021	1,000	1,004,100
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, Education RB	5.88%	03/01/2024	300	311,253
Series 2014 A, Education RB	6.63%	03/01/2029	1,000	1,047,420
Austin (City of); Series 2009, Water & Wastewater System RB	5.00%	11/15/2024	1,500	1,724,235
Bowie (County of) Industrial Development Corp. (Texarkana Newspapers Inc.); Series 1985, VRD IDR (LOC–JPMorgan Chase Bank, N.A.)(f)(j)	0.02%	11/01/2025	3,300	3,300,000
Brownsville (City of); Series 2008 A, Ref. Utilities System RB (INS–AGM)(a)	5.00%	09/01/2023	1,240	1,360,702
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 A, RB	5.50%	04/01/2023	1,670	1,888,904
Series 2005 A, RB	5.50%	04/01/2025	1,610	1,800,270
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/2033	1,250	1,495,100
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015 A, Education RB	5.13%	08/15/2030	3,000	3,118,500
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(a)	5.00%	08/15/2018	1,500	1,638,405
Dallas-Fort Worth (Cities of) International Airport; Series 2014 A, Ref. RB(e)	5.25%	11/01/2026	2,000	2,409,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2022	$150	$168,383
Series 2014 A, Ref. RB	5.00%	09/01/2023	150	168,441
Series 2014 A, Ref. RB	5.00%	09/01/2024	265	298,006
Series 2014 A, Ref. RB	5.25%	09/01/2029	1,000	1,106,990
Greenville (City of);
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/2025	2,355	2,591,866
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/2026	2,475	2,723,935
Gulf Coast Waste Disposal Authority;
Series 2013, Bayport Area System RB (INS–AGM)(a)	5.00%	10/01/2021	1,250	1,467,363
Series 2013, Bayport Area System RB (INS–AGM)(a)	5.00%	10/01/2023	2,610	3,077,399
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.);
Series 2013 A, First Mortgage RB	4.00%	01/01/2023	1,325	1,382,147
Series 2013 A, First Mortgage RB	5.00%	01/01/2033	1,090	1,145,939
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2013 B, Ref. Floating Rate Hospital RB(g)	0.76%	06/01/2020	2,000	1,980,380
Harris County Cultural Education Facilities Finance Corp. (Texas Childrens Hospital); Series 2015, Floating Rate RB(b)(g)	1.15%	06/01/2020	5,000	4,995,600
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,679,355
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(b)(c)	7.00%	12/01/2018	500	585,660
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS–AGC)(a)	5.25%	11/15/2024	1,950	2,157,811
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/2023	2,500	2,769,975
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/2023	500	512,600
Houston (City of);
Series 2007 A, Ref. Public Improvement Limited Tax GO Bonds (INS–NATL)(a)	5.00%	03/01/2016	1,000	1,000,270
Series 2011 A, Ref. Sub Lien Airport System RB(e)	5.00%	07/01/2025	1,000	1,140,310
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(b)(g)	0.76%	06/01/2017	9,000	8,993,610
Series 2015 C, Ref. Airport System RB(e)	5.00%	07/15/2020	5,000	5,451,150
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	5.88%	05/15/2021	720	814,478
Series 2012 A, RB	4.00%	02/15/2022	495	523,274
Katy (City of) Independent School District; Series 2015 C, Ref. Floating Rate Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(b)(g)	0.84%	08/15/2019	3,000	2,989,560
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.); Series 2014, Ref. RB	5.00%	02/15/2024	350	396,463
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.25%	01/01/2033	1,600	1,854,384
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.);
Series 2014, Retirement Facilities RB	5.25%	01/01/2029	1,500	1,581,765
Series 2014, Retirement Facilities RB	5.50%	01/01/2035	1,400	1,450,428
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/2029	620	680,686
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, Education RB(d)	4.63%	08/15/2025	1,000	1,025,030
North Texas Tollway Authority;
Series 2008, Ref. First Tier RB(b)(c)	6.00%	01/01/2018	875	959,831
Series 2008, Ref. First Tier RB	6.00%	01/01/2023	125	136,070
Series 2014 C, Ref. Floating Rate First Tier RB(b)(g)	0.68%	01/01/2020	5,000	4,920,050
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB(b)(d)(e)	7.25%	02/13/2020	2,000	1,998,980
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 B-1, TEMPS-75SM Retirement Facility RB	6.13%	11/15/2020	385	385,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Red River Health Facilities Development Corp. (Parkview on Hollybrook); Series 2013 A, First Mortgage RB(k)	6.38%	07/01/2033	$500	$299,680
SA Energy Acquisition Public Facility Corp.; Series 2007, Gas Supply RB	5.50%	08/01/2021	1,475	1,738,258
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System);
Series 2009, Ref. Hospital RB(b)(c)	5.75%	11/15/2018	435	493,416
Series 2009, Ref. Hospital RB(b)(c)	5.75%	11/15/2018	565	640,874
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.00%	11/15/2017	500	524,600
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health);
Series 2008, Ref. RB(b)(c)	5.75%	07/01/2016	20	20,318
Series 2008, Ref. RB (INS–AGC)(a)	5.75%	07/01/2018	1,045	1,109,591
Tarrant County Cultural Education Facilities Finance Corp. (Mirador); Series 2010 B-1, TEMPS-75SM Retirement Facility RB	7.25%	11/15/2016	2,680	2,395,893
Texas (State of) (Transportation Commission); Series 2014, Floating Rate Unlimited Tax GO Bonds(b)(g)	0.39%	10/01/2018	5,000	4,960,400
Texas (State of) Transportation Commission; Series 2006 A, State Highway Fund First Tier RB(b)(c)	5.00%	04/01/2016	2,000	2,008,580
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB(c)(h)	0.00%	08/15/2018	3,280	3,210,070
Series 2002 A, First Tier CAB RB (INS–AMBAC)(a)(h)	0.00%	08/15/2018	2,420	2,357,709
Series 2015 C, Ref. Sub. RB	5.00%	08/15/2033	5,000	5,714,200
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	12,105	14,770,279
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2021	2,600	3,024,840
Series 2012, Gas Supply RB	5.00%	12/15/2022	500	586,545
Series 2012, Gas Supply RB	5.00%	12/15/2023	3,950	4,601,236
Series 2012, Gas Supply RB	5.00%	12/15/2028	1,775	2,004,578
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools);
Series 2012 A, Education RB	4.63%	08/15/2022	500	527,680
Series 2012 A, Education RB	5.00%	08/15/2027	585	611,103
				137,811,895

Utah–0.31%
Intermountain Power Agency; Series 1993 A, Ref. Power Supply CAB RB(c)(h)	0.00%	07/01/2017	1,375	1,342,426
Utah (State of) Transit Authority;
Series 2012, Ref. Sales Tax RB	5.00%	06/15/2021	535	634,607
Series 2012, Ref. Sales Tax RB	5.00%	06/15/2022	505	609,222
Series 2012, Ref. Sales Tax RB	5.00%	06/15/2023	655	784,644
				3,370,899

Vermont–0.30%
Vermont (State of) Educational & Health Buildings Financing Agency (University of Cermont Medical Center); Series 2016 A, Ref. RB	5.00%	12/01/2036	2,750	3,215,108

Virgin Islands–0.79%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB(e)	5.00%	09/01/2022	1,320	1,533,906
Series 2014 A, Ref. Marine RB(e)	5.00%	09/01/2023	1,000	1,172,350
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/2017	1,000	1,058,550
Series 2012 A, RB(d)	4.00%	10/01/2022	1,800	1,934,136
Virgin Islands (Government of) Public Finance Authority; Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2019	2,500	2,790,625
				8,489,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia–0.85%
Dulles Town Center Community Development Authority (Dulles Town Center);
Seires 2012, Ref. Special Assessment RB	5.00%	03/01/2022	$1,100	$1,210,055
Series 2012, Ref. Special Assessment RB	4.25%	03/01/2026	700	721,021
Series 2012, Ref. Special Assessment RB	5.00%	03/01/2021	1,395	1,525,474
Fairfax (County of) Economic Development Authority (Vinson Hall, LLC); Series 2013 A, Residential Care Facility RB	4.00%	12/01/2022	1,000	1,027,990
Fairfax (County of) Industrial Development Authority (Inova Health System); Series 2009 A, Health Care RB	5.13%	05/15/2024	1,000	1,129,700
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(e)	5.00%	01/01/2027	2,500	2,730,725
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.25%	07/01/2019	535	588,174
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/2017	198	203,508
				9,136,647

Washington–2.09%
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(e)	5.50%	07/01/2025	1,000	1,180,270
Clark (County of) Public Utility District No. 1; Series 2009, Ref. Electric System RB	5.00%	01/01/2023	1,000	1,103,370
FYI Properties (Washington State District); Series 2009, Lease RB	5.25%	06/01/2026	2,000	2,262,400
Seattle (City of);
Series 2007, Ref. Solid Waste RB(b)(c)	5.00%	02/01/2017	1,555	1,620,699
Series 2007, Ref. Solid Waste RB	5.00%	02/01/2018	240	250,097
Series 2008, Ref. & Improvement Municipal Light & Power RB(b)(c)	5.75%	04/01/2019	1,725	1,985,561
Seattle (Port of) (SEATAC Fuel Facilities LLC);
Series 2013, Ref. Special Facility RB(e)	5.00%	06/01/2021	650	760,838
Series 2013, Ref. Special Facility RB(e)	5.00%	06/01/2024	1,560	1,837,181
Tes Properties; Series 2009, RB	5.00%	12/01/2024	1,000	1,128,370
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2027	500	592,715
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.13%	10/01/2024	1,500	1,658,505
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 B-2, TEMPS-65 RB(d)	4.88%	01/01/2022	2,250	2,263,770
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.00%	06/01/2022	3,260	3,833,564
Washington (State of); Series 2005 C, Motor Vehicle Fuel Unlimited Tax CAB GO Bonds (INS–AMBAC)(a)(h)	0.00%	06/01/2016	1,885	1,883,944
				22,361,284

West Virginia–0.54%
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB	5.63%	06/01/2022	250	256,638
West Virginia (State of) Economic Development Authority (Appalachian Power Co. — Amos); Series 2011 A, Ref. Solid Waste Disposal Facilities RB(b)(e)	2.25%	09/01/2016	3,000	3,015,570
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(d)(e)	6.75%	02/01/2026	2,000	1,995,680
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.00%	10/01/2020	500	529,900
				5,797,788

Wisconsin–1.76%
Milwaukee (County of);
Series 2010 B, Ref. Airport RB(e)	5.00%	12/01/2022	1,250	1,395,675
Series 2010 B, Ref. Airport RB(e)	5.00%	12/01/2023	1,000	1,108,560
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(e)	5.38%	11/01/2021	1,370	1,456,858
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.); Series 2009 B, RB(b)	5.13%	08/15/2016	1,000	1,021,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/2025	$1,650	$1,921,293
Series 2012, RB	5.00%	06/01/2026	1,000	1,156,560
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(e)	5.30%	09/01/2023	390	405,397
Wisconsin (State of) Public Finance Authority (Central District Development); Series 2016, Lease Development RB	5.00%	03/01/2032	5,000	5,949,300
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada); Series 2015, RB	5.50%	12/01/2035	1,875	1,903,819
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.00%	04/01/2022	950	983,288
Series 2015, Ref. RB	5.00%	04/01/2025	1,500	1,547,790
				18,849,560

Wyoming–0.10%
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.38%	01/01/2025	1,000	1,081,990
TOTAL INVESTMENTS(l)–102.24% (Cost $1,040,705,176)				1,095,006,553
FLOATING RATE NOTE OBLIGATIONS–(2.66)%
Notes with interest and fee rates ranging from 0.54% to 1.07% at 02/29/2016 and contractual maturities of collateral ranging from 12/15/2020 to 07/01/2031 (See Note 1J)(m)				(28,525,000)
OTHER ASSETS LESS LIABILITIES–0.42%				4,472,759
NET ASSETS–100.00%				$1,070,954,312

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FNMA	– Federal National Mortgage Association
FTA	– Federal Transit Administration

GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds

RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $41,206,940, which represented 3.85% of the Fund’s Net Assets.
(e)	Security subject to the alternative minimum tax.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(h)	Zero coupon bond issued at a discount.
(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2016 was $300,412, which represented less than 1% of the Fund’s Net Assets.
(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	6.2%

(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2016. At February 29, 2016, the Fund’s investments with a value of $50,379,522 are held by TOB Trusts and serve as collateral for the $28,525,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $1,040,705,176)	$1,095,006,553
Cash	4,610,992
Receivable for:
Investments sold	630,952
Fund shares sold	6,920,208
Interest	10,580,925
Investment for trustee deferred compensation and retirement plans	70,611
Other assets	41,363
Total assets	1,117,861,604

Liabilities:
Floating rate note obligations	28,525,000
Payable for:
Investments purchased	16,011,600
Fund shares reacquired	1,089,801
Dividends	663,748
Accrued fees to affiliates	466,007
Accrued trustees’ and officers’ fees and benefits	3,651
Accrued other operating expenses	63,851
Trustee deferred compensation and retirement plans	83,634
Total liabilities	46,907,292
Net assets applicable to shares outstanding	$1,070,954,312

Net assets consist of:
Shares of beneficial interest	$1,100,264,501
Undistributed net investment income	2,399,106
Undistributed net realized gain (loss)	(86,010,672)
Net unrealized appreciation	54,301,377
$1,070,954,312

Net Assets:
Class A	$648,535,211
Class B	$4,665,452
Class C	$204,970,555
Class Y	$212,783,094

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	57,445,400
Class B	405,077
Class C	18,204,778
Class Y	18,861,716
Class A:
Net asset value per share	$11.29
Maximum offering price per share
(Net asset value of $11.29 ÷ 97.50%)	$11.58
Class B:
Net asset value and offering price per share	$11.52
Class C:
Net asset value and offering price per share	$11.26
Class Y:
Net asset value and offering price per share	$11.28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$34,574,898

Expenses:
Advisory fees	4,459,989
Administrative services fees	230,177
Custodian fees	21,358
Distribution fees:
Class A	1,398,849
Class B	12,810
Class C	1,834,413
Interest, facilities and maintenance fees	200,160
Transfer agent fees	764,862
Trustees’ and officers’ fees and benefits	32,045
Other	383,115
Total expenses	9,337,778
Less: Fees waived	(745,652)
Net expenses	8,592,126
Net investment income	25,982,772

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(446,263)
Change in net unrealized appreciation of investment securities	5,013,286
Net realized and unrealized gain	4,567,023
Net increase in net assets resulting from operations	$30,549,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$25,982,772	$22,369,058
Net realized gain (loss)	(446,263)	(1,719)
Change in net unrealized appreciation	5,013,286	19,591,875
Net increase in net assets resulting from operations	30,549,795	41,959,214

Distributions to shareholders from net investment income:
Class A	(14,849,926)	(13,977,976)
Class B	(137,369)	(210,028)
Class C	(3,587,600)	(3,560,121)
Class Y	(5,443,620)	(5,417,009)
Total distributions from net investment income	(24,018,515)	(23,165,134)

Share transactions–net:
Class A	138,663,972	95,285,164
Class B	(985,181)	(2,019,603)
Class C	36,668,646	36,251,954
Class Y	39,511,133	17,412,980
Net increase in net assets resulting from share transactions	213,858,570	146,930,495
Net increase in net assets	220,389,850	165,724,575

Net assets:
Beginning of year	850,564,462	684,839,887
End of year (includes undistributed net investment income of $2,399,106 and $387,117, respectively)	$1,070,954,312	$850,564,462

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

31                         Invesco Intermediate Term Municipal Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

32                         Invesco Intermediate Term Municipal Income Fund

J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

33                         Invesco Intermediate Term Municipal Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 29, 2016, the effective advisory fees incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.80%, 1.55%, 1.55% and 0.55%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

For the year ended February 29, 2016, the Adviser waived advisory fees of $745,652.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2016, IDI advised the Fund that IDI retained $182,032 in front-end sales commissions from the sale of Class A shares and $45,556, $530 and $5,319 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

34                         Invesco Intermediate Term Municipal Income Fund

As of February 29, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Fund engaged in securities purchases of $17,950,099 and securities sales of $4,000,032, which did not result in any realized gain (loss).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2016 were $26,986,538 and 0.68%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income	$24,018,515	$23,165,134

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$1,792,550
Net unrealized appreciation — investments	54,776,364
Temporary book/tax differences	(100,071)
Capital loss carryforward	(85,779,032)
Shares of beneficial interest	1,100,264,501
Total net assets	$1,070,954,312

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBS, accretion of bond discount and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

35                         Invesco Intermediate Term Municipal Income Fund

The Fund has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2018	$54,061,359	$—	$54,061,359
February 29, 2019	23,141,936	—	23,141,936
Not subject to expiration	5,870,054	2,705,683	8,575,737
	$83,073,349	$2,705,683	$85,779,032

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2016 was $241,966,465 and $61,827,993, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$58,148,717
Aggregate unrealized (depreciation) of investment securities	(3,372,353)
Net unrealized appreciation of investment securities	$54,776,364

Cost of investments for tax purposes is $1,040,230,189.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, defaulted bonds and bond premium amortization, on February 29, 2016, undistributed net investment income was increased by $47,732, undistributed net realized gain (loss) was increased by $324,308 and shares of beneficial interest was decreased by $372,040. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended
	February 29, 2016(a)		February 28, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	21,303,632	$238,172,845	14,801,657	$164,981,946
Class B	24,344	277,919	18,515	210,216
Class C	7,837,539	87,326,110	6,814,658	75,825,328
Class Y	7,609,400	85,009,758	4,198,833	46,800,374

Issued as reinvestment of dividends:
Class A	913,508	10,199,704	844,818	9,433,369
Class B	8,827	100,485	11,436	129,680
Class C	259,633	2,890,966	253,280	2,815,788
Class Y	235,659	2,629,956	312,125	3,468,670

Automatic conversion of Class B shares to Class A shares:
Class A	35,050	391,101	45,884	510,400
Class B	(34,350)	(391,101)	(44,978)	(510,400)

Reacquired:
Class A	(9,862,207)	(110,099,678)	(7,163,202)	(79,640,551)
Class B	(85,426)	(972,484)	(162,900)	(1,849,099)
Class C	(4,812,862)	(53,548,430)	(3,819,024)	(42,389,162)
Class Y	(4,305,315)	(48,128,581)	(2,956,924)	(32,856,064)
Net increase in share activity	19,127,432	$213,858,570	13,154,178	$146,930,495

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36                         Invesco Intermediate Term Municipal Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Portfolio turnover(c)
Class A
Year ended 02/29/16	$11.23	$0.32	$0.04	$0.36	$(0.30)	$11.29	3.25%		$648,535	0.82	%(d)	0.90	%(d)	2.88	%(d)	0.80	%(d)	7%
Year ended 02/28/15	10.94	0.34	0.31	0.65	(0.36)	11.23	5.97		505,876	0.81		0.90		3.09		0.80		12
Year ended 02/28/14	11.32	0.35	(0.39)	(0.04)	(0.34)	10.94	(0.30)		399,474	0.79		0.88		3.24		0.78		24
Year ended 02/28/13	11.20	0.39	0.14	0.53	(0.41)	11.32	4.85		421,107	0.76		0.89		3.49		0.75		10
Year ended 02/29/12	10.57	0.43	0.62	1.05	(0.42)	11.20	10.18		318,219	0.76		0.89		3.96		0.75		16
Class B
Year ended 02/29/16	11.45	0.33	0.04	0.37	(0.30)	11.52	3.33	(e)	4,665	0.82	(d)(e)	0.90	(d)(e)	2.88	(d)(e)	0.80	(d)(e)	7
Year ended 02/28/15	11.16	0.35	0.30	0.65	(0.36)	11.45	5.92	(e)	5,632	0.81	(e)	0.90	(e)	3.09	(e)	0.80	(e)	12
Year ended 02/28/14	11.55	0.36	(0.40)	(0.04)	(0.35)	11.16	(0.32	)(e)	7,470	0.79	(e)	0.88	(e)	3.24	(e)	0.78	(e)	24
Year ended 02/28/13	11.43	0.40	0.14	0.54	(0.42)	11.55	4.82	(e)	9,881	0.76	(e)	0.89	(e)	3.49	(e)	0.75	(e)	10
Year ended 02/29/12	10.74	0.42	0.64	1.06	(0.37)	11.43	10.02	(e)	11,358	0.93	(e)	1.06	(e)	3.79	(e)	0.92	(e)	16
Class C
Year ended 02/29/16	11.20	0.24	0.04	0.28	(0.22)	11.26	2.53	(f)	204,971	1.57	(d)(f)	1.65	(d)(f)	2.13	(d)(f)	1.55	(d)(f)	7
Year ended 02/28/15	10.92	0.26	0.30	0.56	(0.28)	11.20	5.20	(f)	167,154	1.53	(f)	1.62	(f)	2.37	(f)	1.52	(f)	12
Year ended 02/28/14	11.31	0.27	(0.40)	(0.13)	(0.26)	10.92	(1.08	)(f)	127,451	1.50	(f)	1.59	(f)	2.53	(f)	1.49	(f)	24
Year ended 02/28/13	11.19	0.31	0.14	0.45	(0.33)	11.31	4.07	(f)	126,310	1.51	(f)	1.64	(f)	2.74	(f)	1.50	(f)	10
Year ended 02/29/12	10.56	0.35	0.62	0.97	(0.34)	11.19	9.37	(f)	71,439	1.51	(f)	1.64	(f)	3.21	(f)	1.50	(f)	16
Class Y
Year ended 02/29/16	11.22	0.35	0.04	0.39	(0.33)	11.28	3.51		212,783	0.57	(d)	0.65	(d)	3.13	(d)	0.55	(d)	7
Year ended 02/28/15	10.93	0.37	0.30	0.67	(0.38)	11.22	6.24		171,903	0.56		0.65		3.34		0.55		12
Year ended 02/28/14	11.31	0.38	(0.39)	(0.01)	(0.37)	10.93	(0.06)		150,445	0.54		0.63		3.49		0.53		24
Year ended 02/28/13	11.19	0.42	0.14	0.56	(0.44)	11.31	5.11		160,404	0.51		0.64		3.74		0.50		10
Year ended 02/29/12	10.56	0.46	0.62	1.08	(0.45)	11.19	10.45		135,882	0.51		0.64		4.21		0.50		16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $202,122,885 and sold of $25,268,549 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Municipal Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $559,540, $5,124, $183,441 and $187,448 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees for Class B shares of 0.25%, 0.25%, 0.25%, 0.25% and 0.42% for the years ended February 29, 2016, February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012, respectively.
(f)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees for Class C shares of 1.00%, 0.98%, 0.95%, 1.00% and 1.00% for the years ended February 29, 2016, February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012, respectively.

37                         Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Intermediate Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

38                         Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/29/16)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,031.80	$4.19	$1,020.74	$4.17	0.83%
B	1,000.00	1,032.40	4.19	1,020.74	4.17	0.83
C	1,000.00	1,028.20	7.97	1,017.01	7.92	1.58
Y	1,000.00	1,033.10	2.93	1,021.98	2.92	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2015 through February 29, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

39                         Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Intermediate Term Municipal Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                       VK-ITMI-AR-1                                                  Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2016

Invesco Municipal Income Fund
Nasdaq:
A: VKMMX ■ B: VMIBX ■ C: VMICX ■ Y: VMIIX ■ Investor: VMINX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending Philip Taylor years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2016, Class A shares of Invesco Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/15 to 2/29/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.94%
Class B Shares	3.24
Class C Shares	3.24
Class Y Shares	4.27
Investor Class Shares	4.06
S&P Municipal Bond Index▼ (Broad Market Index)	3.78
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	4.74
Lipper General Municipal Debt Funds Index■ (Peer Group Index)	3.63

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The municipal market benefited from a number of favorable technical factors during the fiscal year ended February 29, 2016, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing asset class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.1 For the fiscal year, the S&P Municipal Bond Index, which represents the performance of municipal bonds, returned 3.78%.2

    The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015. Dominating municipal headlines were the budget impasses in Illinois and

Pennsylvania, Chicago’s unfunded pension liabilities and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance.

    Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices, supported increased demand for municipals during the reporting period. Municipal bond prices further benefited from low supply during the reporting period. New money issuance in the tax-exempt market totaled just $150 billion in 2015, compared to an annual average of nearly $200 billion over the last 20 years.3 Under normal market conditions, new money tends to comprise the majority of total bond issuance. However, since 2012, refinancings have represented the bulk of total new issuance.3

    During the fiscal year, security selection in higher-coupon (6.00%) municipal bonds contributed to the Fund’s performance relative to its style-specific index.

Security selection in below-investment-grade bonds also aided the Fund’s relative performance. At the sector level, the Fund’s security selection and an overweight allocation to the tobacco sector contributed to relative performance. Holdings in New Jersey, California and New York also benefited the Fund’s relative performance.

    The Fund’s security selection and an overweight allocation in the pre-refunded/escrow-to-maturity sector detracted from its relative performance. Allocation to shorter-maturity bonds also detracted from the Fund’s relative performance, as shorter-maturity municipal bonds underperformed across the municipal yield curve. Holdings in Florida and Louisiana were also detractors from the Fund’s relative performance.

    During the reporting period, leverage contributed to Fund performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly known as the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. These rules may preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. To ensure compliance with the Volcker Rule, TOB market

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	79.0%
Pre-Refunded Bonds	10.5
General Obligation Bonds	9.1
Other	1.4

Top Five Debt Holdings
	% of total net assets

1.	New York (City of) Municipal Water Finance Authority; Series 2012 FF	1.3%
2.	New York (State of) Dormitory Authority (General Purpose); Series 2011 A	1.0
3.	Washington (State of); Series 2010 B	1.0
4.	Massachusetts (State of) Development Finance Agency (Harvard University)	0.9
5.	Atlanta (City of); Series 2015	0.9

Total Net Assets	$2.5 billion

Total Number of Holdings	895

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2016.

4                 Invesco Municipal Income Fund

participants, including the Fund and the Adviser, have developed a new TOB structure. There can be no assurances that the new TOB structure will continue to be a viable option for leverage. For more information, please see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1. Source: Barclays

2. Source: Standard & Poor’s

3. Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for Invesco municipal bond team,

is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2016 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.
Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Municipal Income Fund.
He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.
Julius Williams Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr.
Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                 Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/06

1   Source: FactSet Research Systems Inc.

2   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                 Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/29/16, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	5.04%
10 Years	3.61
5 Years	5.35
1 Year	-0.47

Class B Shares
Inception (8/24/92)	4.41%
10 Years	3.44
5 Years	5.15
1 Year	-1.75

Class C Shares
Inception (8/13/93)	3.61%
10 Years	3.27
5 Years	5.46
1 Year	2.24

Class Y Shares
Inception (8/12/05)	4.35%
10 Years	4.32
5 Years	6.56
1 Year	4.27

Investor Class Shares
10 Years	4.09%
5 Years	6.34
1 Year	4.06

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Investor Class shares incepted on July 15, 2013. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the

Average Annual Total Returns
As of 12/31/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	5.03%
10 Years	3.60
5 Years	5.15
1 Year	-0.71

Class B Shares
Inception (8/24/92)	4.39%
10 Years	3.43
5 Years	4.94
1 Year	-2.04

Class C Shares
Inception (8/13/93)	3.59%
10 Years	3.26
5 Years	5.24
1 Year	1.93

Class Y Shares
Inception (8/12/05)	4.30%
10 Years	4.32
5 Years	6.35
1 Year	3.96

Investor Class Shares
10 Years	4.08%
5 Years	6.13
1 Year	3.82

effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.93%, 1.68%, 1.68%, 0.68% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Municipal Income Fund

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y and Invesor Class shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

adverse market conditions.
■	High yield (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose some or all of their principal and. In some cases, the Fund could lose money in excess of its investment. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securitities. Liquidity is also the risk that a Fund may not be able to pay redemption proceeds within an allowable amount of time.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions,

8 Invesco Municipal Income Fund

regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium- and lower-grade municipal securities before investing in the Fund.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond 5+ Year Investment Grade Index is composed of market value-weighted investment grade US municipal bonds that seek to measure the performance of US municipals with maturities equal to or greater than five years.
■	The Lipper General Municipal Debt Funds Index is composed of funds that invest primarily in municipal debt issues rated in the top four credit ratings.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                 Invesco Municipal Income Fund

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.41%
Alabama–1.49%
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/2039	$2,725	$3,105,138
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/2044	2,725	3,079,059
Auburn University; Series 2011 A, General Fee RB	5.00%	06/01/2036	1,000	1,150,410
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB(b)(c)	6.00%	06/01/2019	1,000	1,159,400
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2035	1,500	1,531,905
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB(d)	5.00%	01/01/2042	10,005	11,439,517
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB	5.50%	01/01/2043	900	903,222
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB	5.00%	09/01/2046	5,745	6,729,521
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/2020	3	0
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/2033	4,100	4,716,230
University of Alabama Board of Trustees; Series 2008 A, Hospital RB	5.75%	09/01/2022	3,000	3,361,260
				37,175,662

Alaska–1.10%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB	5.00%	10/01/2040	1,250	1,385,863
Series 2011 A, RB	5.50%	10/01/2041	3,000	3,431,310
Alaska (State of) International Airports System;
Series 2006 B, Ref. RB(b)(c)	5.00%	10/01/2016	6,525	6,704,307
Series 2006 D, Ref. RB (INS–NATL)(a)	5.00%	10/01/2024	9,570	9,830,878
Alaska (State of) Municipal Bond Bank Authority;
Series 2009, RB(b)(c)	5.75%	09/01/2018	195	219,441
Series 2009, RB	5.75%	09/01/2033	5	5,547
Matanuska–Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB(b)(c)	6.00%	09/01/2019	3,180	3,749,061
Series 2009, Lease RB (INS–AGC)(a)	6.00%	09/01/2028	1,820	2,132,239
				27,458,646

Arizona–2.84%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2008 D, RB (INS–BHAC)(a)	5.50%	01/01/2038	5,000	5,358,450
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB	5.25%	03/01/2039	5,000	5,579,600
Arizona (State of);
Series 2008 A, COP(b)(c)	5.00%	03/01/2018	2,375	2,580,627
Series 2008 A, COP(b)(c)	5.00%	03/01/2018	2,420	2,629,524
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	1,000	1,119,030
Series 2010, RB	5.13%	05/15/2040	2,150	2,416,707
Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Improvement RB (INS–AMBAC)(a)	5.25%	01/01/2032	1,665	1,720,378
Goodyear (City of); Series 2010, Sub. Lien Water & Sewer RB	5.63%	07/01/2039	1,000	1,168,280
Navajo County Pollution Control Corp.; Series 2009 E, PCR(c)	5.75%	06/01/2016	1,000	1,012,820
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/2039	600	572,388
Series 2009, Education RB	7.13%	01/01/2045	1,240	1,190,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, Education RB	6.30%	07/01/2042	$1,000	$1,111,350
Series 2012, Education RB	6.40%	07/01/2047	400	445,700
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(e)	6.50%	07/01/2034	1,095	1,232,006
Phoenix (City of) Industrial Development Authority (Rowan University);
Series 2012, Lease RB	5.00%	06/01/2042	5,000	5,420,750
Series 2012, Lease RB	5.25%	06/01/2034	3,000	3,367,710
Phoenix Civic Improvement Corp.; Series 2008 B, Sr. Lien Airport RB(f)	5.25%	07/01/2019	1,000	1,097,750
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.00%	05/01/2034	1,000	1,078,840
Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2007, Water & Wastewater RB(f)	6.55%	12/01/2037	1,560	1,586,489
Series 2008, Water & Wastewater RB(f)	6.38%	12/01/2018	393	406,814
Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/2040	1,925	2,136,789
Pinal (County of) Electric District No. 3; Series 2011, Ref. Electrical System RB	5.25%	07/01/2041	2,000	2,310,520
Pinal (County of) Electric District No. 4;
Series 2008, Electrical System RB(b)(c)	6.00%	12/01/2018	550	628,760
Series 2008, Electrical System RB(b)(c)	6.00%	12/01/2018	740	845,968
Salt River Project Agricultural Improvement & Power District;
Series 2009 A, Electric System RB(d)	5.00%	01/01/2025	3,000	3,351,150
Series 2009 A, Electric System RB(d)	5.00%	01/01/2028	2,000	2,233,500
Salt Verde Financial Corp.; Series 2007, Sr. Gas RB	5.00%	12/01/2037	8,615	10,206,449
University Medical Center Corp.; Series 2009, Hospital RB(b)(c)	6.00%	07/01/2019	1,250	1,459,425
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	6.00%	07/15/2027	2,000	2,251,620
Series 2013 B, Unlimited Tax GO Bonds(e)	5.70%	07/15/2029	775	852,593
Series 2013 B, Unlimited Tax GO Bonds(e)	6.00%	07/15/2033	710	787,752
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System);
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2025	1,000	1,175,370
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2026	500	585,010
Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB(b)(c)	5.00%	07/01/2017	1,000	1,059,620
				70,980,610

Arkansas–0.40%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB (INS–AGM)(a)	5.00%	03/01/2034	1,825	1,992,863
Little Rock (City of); Series 2009, Library Construction & Improvement Limited Tax GO Bonds(b)(c)	4.60%	03/01/2019	1,495	1,664,563
Pulaski (County of) Public Facilities Board; Series 2014, Healthcare RB	5.00%	12/01/2042	5,530	6,259,407
				9,916,833

California–11.75%
Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(a)	5.00%	12/01/2025	4,535	4,879,297
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/2036	735	864,272
Bay Area Governments Association (California Redevelopment Agency Pool); Series 2004, Tax Allocation RB (INS–SGI)(a)	5.25%	09/01/2035	310	310,459
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2031	40	25,756
Big Bear Lake (City of); Series 1996, Ref. Water RB (INS–NATL)(a)	6.00%	04/01/2022	2,000	2,250,500
California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, Tobacco Settlement CAB Sub. RB(g)	0.00%	06/01/2046	20,000	2,329,000
California (State of) Department of Veterans Affairs; Series 2007 A, Home Purchase RB(d)(f)	4.95%	12/01/2037	7,955	8,048,471
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/2039	5,000	5,724,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(a)	5.25%	07/01/2038	$500	$558,810
California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB(b)(c)	5.50%	02/01/2020	1,000	1,177,720
California (State of) Housing Finance Agency;
Series 2008 K, Home Mortgage RB(f)	5.30%	08/01/2023	1,675	1,721,213
Series 2008 K, Home Mortgage RB(f)	5.45%	08/01/2028	4,000	4,078,280
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB	5.00%	01/01/2028	1,525	1,723,799
Series 2011, RB	5.75%	01/01/2033	450	523,665
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(e)(f)	5.00%	07/01/2030	3,160	3,524,158
Series 2012, Water Furnishing RB(e)(f)	5.00%	07/01/2037	6,955	7,626,018
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	2,500	2,917,825
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	2,000	2,079,100
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.50%	11/01/2038	1,250	1,277,363
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008, RB(b)(c)	5.75%	08/15/2018	500	562,260
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2006 A, RB	5.00%	08/15/2032	7,000	7,145,530
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(b)(c)	6.25%	08/01/2019	1,690	2,004,188
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, Water & Wastewater RB (INS–AGM)(a)	5.25%	10/01/2024	270	271,112
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(e)	6.25%	11/15/2019	410	448,077
Series 2009, Senior Living RB(e)	6.63%	11/15/2024	2,000	2,335,840
California (State of);
Series 2002, Unlimited Tax GO Bonds	6.00%	04/01/2019	3,500	4,069,345
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/2040	250	289,580
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	5,000	5,772,200
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2036	5,000	5,884,050
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	4,000	4,691,720
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	08/01/2029	1,585	1,059,287
Clovis Unified School District (Election of 2012); Series 2015 D, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2033	3,270	1,614,857
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2039	1,000	397,830
Earlimart School District; Series 1994 1, Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.70%	08/01/2021	375	424,748
El Centro (City of) Financing Authority; Series 2006 A, Wastewater RB(b)(c)	5.00%	10/01/2016	2,000	2,056,040
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2032	5,030	2,774,900
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2033	4,185	2,215,204
Folsom (City of) Public Financing Authority; Series 2007 A, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/2028	1,000	1,032,660
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	9,205	9,239,059
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	12,505	11,868,996
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	8,000	7,181,840
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS–AGM)(a)	5.00%	08/01/2026	2,000	2,505,780
Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2034	1,500	779,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Inland Empire Tobacco Securitization Authority; Series 2007 C-1, Asset-Backed Tobacco Settlement CAB RB(g)	0.00%	06/01/2036	$25,000	$5,416,500
Lancaster (City of) Redevelopment Agency (Combined Redevelopment Areas); Series 2009, Tax Allocation RB	6.50%	08/01/2029	2,000	2,323,060
Long Beach Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds	5.75%	08/01/2033	5,000	5,827,400
Los Angeles (City of) Department of Water & Power; Subseries 2008 A-1, Power System RB(d)	5.25%	07/01/2038	2,000	2,191,840
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2031	1,500	1,690,680
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/2029	3,000	3,397,830
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(g)	0.00%	08/01/2035	3,260	1,527,962
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/2034	1,500	1,696,005
Oakland (Port of);
Series 2007 A, Ref. Intermediate Lien RB (INS–NATL)(a)(f)	5.00%	11/01/2029	4,000	4,242,480
Series 2012 P, Ref. Sr. Lien RB(f)	5.00%	05/01/2028	2,000	2,314,840
Oceanside Unified School District; Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/2033	775	846,540
Palomar Pomerado Health (Election of 2004); Series 2005 A, Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.00%	08/01/2026	1,080	1,084,223
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2037	1,170	501,918
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2038	4,770	1,967,005
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2039	5,010	2,013,469
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2040	5,260	2,018,735
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2041	5,520	2,021,866
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds(b)(c)	5.50%	08/01/2018	2,420	2,702,414
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2035	1,500	732,990
Poway Unified School District (Community Facilities District No. 6); Series 2007, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/2035	5,000	5,129,050
Redlands Unified School District (Election of 2008); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/2025	1,415	1,550,854
Redondo Beach Unified School District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds(b)(c)	5.13%	08/01/2016	2,000	2,081,680
Regents of the University of California;
Series 2009 O, General RB(b)(c)(d)	5.75%	05/15/2019	5,570	6,456,298
Series 2009 O, General RB(b)(c)(d)	5.75%	05/15/2019	8,205	9,510,580
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/2024	2,500	2,901,700
Riverside (City of); Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/2038	6,335	6,908,128
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2044	2,500	2,883,475
Sacramento (County of);
Series 2009 B, Sr. Airport System RB (INS–AGC)(a)	5.50%	07/01/2034	1,500	1,643,370
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	4,300	4,853,539
San Bernardino Community College District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds(b)(c)	6.50%	08/01/2018	525	598,185
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	6.25%	12/01/2020	1,000	1,180,960
Series 2011, RB	6.50%	12/01/2021	2,000	2,436,640
Series 2011, RB	6.50%	12/01/2022	2,000	2,440,960
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(d)	5.25%	08/01/2033	7,500	8,546,625
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(f)	5.00%	05/01/2023	10,000	11,681,300
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2009 D, Tax Allocation RB	6.00%	08/01/2024	1,000	1,129,030
San Joaquin (County of) Transportation Authority (Measure K); Series 2011 A, Limited Sales Tax RB	5.25%	03/01/2031	1,500	1,761,975
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2044	5,000	5,462,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Jose (City of);
Series 2011 A-1, Airport RB(f)	5.25%	03/01/2026	$2,730	$3,110,644
Series 2011 A-1, Airport RB(f)	6.25%	03/01/2034	2,500	3,005,700
San Marcos (City of) Public Facilities Authority; Series 2006 A, Ref. Tax Increment Pass-Through RB (INS–AMBAC)(a)	5.00%	10/01/2031	5,140	5,255,547
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.38%	09/01/2029	2,530	2,914,003
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB(g)	0.00%	06/01/2036	20,000	5,624,600
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2005 A, Special Tax RB (INS–AMBAC)(a)	5.00%	08/15/2027	5,380	5,399,045
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/2026	1,250	947,138
University of California;
Series 2009 O, General RB(b)(c)	5.25%	05/15/2019	80	91,380
Series 2009 O, General RB	5.25%	05/15/2039	420	473,613
Vernon (City of);
Series 2009 A, Electric System RB(b)(c)	5.13%	08/01/2019	920	1,011,641
Series 2009 A, Electric System RB	5.13%	08/01/2021	2,080	2,310,443
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	08/01/2027	7,865	5,699,136
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.50%	09/01/2034	1,000	1,122,970
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/2024	3,570	2,946,999
Yuba (County of) Levee Financing Authority; Series 2008 A, RB (INS–AGC)(a)	5.00%	09/01/2033	1,500	1,586,175
				293,438,909

Colorado–1.42%
Colorado (State of) Educational & Cultural Facilities Authority (Challenge to Excellence Charter School); Series 2007, Ref. Charter School RB (INS–AGC)(a)	5.00%	06/01/2037	1,070	1,115,604
Colorado (State of) Health Facilities Authority (The Evangelical Lutheran Good Samaritan Society); Series 2013, RB	5.63%	06/01/2043	2,500	2,908,100
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/2041	2,650	2,982,098
Series 2010, Private Activity RB	6.50%	01/15/2030	2,400	2,783,760
Colorado (State of) Water Resources & Power Development Authority (City of Fountain Electric, Water & Wastewater Utility Enterprise);
Series 2009 A, Water Resource RB (INS–AGC)(a)	5.13%	12/01/2030	400	438,496
Series 2009 A, Water Resource RB (INS–AGC)(a)	5.25%	12/01/2038	525	578,198
Colorado Springs (City of);
Series 2002, Hospital RB(b)(c)	5.25%	12/15/2018	3,375	3,799,946
Series 2002, Hospital RB(b)(c)	5.25%	12/15/2018	3,530	3,974,462
Series 2010 D-1, Utilities System RB	5.25%	11/15/2033	1,000	1,158,510
Denver (City & County of) (Justice System); Series 2008, Unlimited Tax GO Bonds(d)	5.00%	08/01/2024	7,500	8,285,325
Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS–SGI)(a)	5.00%	12/01/2035	5,680	5,759,747
Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/2037	500	507,835
University of Colorado; Series 2009 A, Enterprise System RB(b)(c)	5.25%	06/01/2019	1,075	1,226,919
				35,519,000

Connecticut–1.18%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(a)(f)	6.60%	07/01/2024	1,000	1,003,650
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(f)	5.50%	04/01/2021	3,000	3,472,560
Connecticut (State of) Health & Educational Facilities Authority (Duncaster Inc.); Series 2014 A, RB	5.00%	08/01/2044	5,000	5,157,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–(continued)
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare);
Series 2011 A, RB	5.00%	07/01/2026	$1,000	$1,131,950
Series 2011 A, RB	5.00%	07/01/2041	5,700	6,242,127
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University); Series 2007 K-2, RB (INS–NATL)(a)	5.00%	07/01/2023	1,100	1,202,795
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/2041	5,000	5,601,250
Connecticut (State of) Health & Educational Facility Authority (Quinnipiac University);
Series 2007, RB(b)(c)	5.75%	07/01/2018	975	1,089,865
Series 2007, RB (INS–NATL)(a)	5.75%	07/01/2033	25	27,539
Hamden (Town of) (Whitney Center); Series 2009 C, RB(c)	7.25%	01/01/2022	1,000	1,000,150
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/2039	3,000	3,559,170
				29,488,606

Delaware–0.07%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/2031	1,050	1,176,053
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/2022	630	639,393
				1,815,446

District of Columbia–3.02%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/2031	2,980	3,358,609
Series 2011, RB	6.63%	03/01/2041	1,100	1,249,556
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB(b)(c)	6.38%	10/01/2019	2,200	2,631,750
District of Columbia Water & Sewer Authority;
Series 2007 A, Public Utility Sub. Lien RB(b)(c)	5.50%	10/01/2017	4,000	4,313,080
Series 2016 A, Ref. Sub. Lien Public Utility RB	5.00%	10/01/2039	10,000	11,767,800
District of Columbia;
Series 2006 B-1, Ballpark RB (INS–NATL)(a)	5.00%	02/01/2031	12,000	12,040,800
Series 2009 A, Sec. Income Tax RB(d)	5.00%	12/01/2023	10,715	12,388,040
Series 2009 A, Sec. Income Tax RB(d)	5.25%	12/01/2027	6,860	7,939,215
Series 2009 B, Ref. Sec. Income Tax RB(d)	5.00%	12/01/2024	4,285	4,954,060
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2014 A, Ref. Sr. Lien Dulles Toll Road RB	5.00%	10/01/2053	13,710	14,834,906
				75,477,816

Florida–5.82%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.25%	11/15/2017	680	702,862
Series 2007, IDR	5.88%	11/15/2036	1,000	1,019,930
Broward (County of);
Series 2009 A, Water & Sewer Utility RB(b)(c)	5.13%	10/01/2018	1,500	1,671,210
Series 2015 A, Airport System RB(f)	5.00%	10/01/2045	5,030	5,626,910
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A–1, Sr. Sec. RB	5.00%	06/01/2020	3,000	3,475,110
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(e)	7.25%	05/15/2026	1,000	1,168,990
Series 2014 A, Continuing Care Community RB(e)	7.75%	05/15/2035	2,500	2,932,325
Series 2014 B-2, TEMPS-70SM Continuing Care Community RB(e)	6.50%	05/15/2020	2,400	2,404,152
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/2042	3,250	3,827,492
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS–AMBAC)(a)	5.95%	07/01/2020	340	364,575
Florida (State of) Board of Education; Series 2007 A, Ref. Public Education Capital Outlay Unlimited Tax GO Bonds	5.00%	06/01/2019	3,715	3,797,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida (State of) Department of Transportation;
Series 2008 A, Ref. Turnpike RB(d)	5.00%	07/01/2026	$1,305	$1,394,406
Series 2008 A, Ref. Turnpike RB(d)	5.00%	07/01/2027	1,325	1,414,292
Series 2008 A, Ref. Turnpike RB(d)	5.00%	07/01/2028	1,440	1,535,242
Series 2008 A, Ref. Turnpike RB(d)	5.00%	07/01/2032	2,500	2,655,400
Florida (State of) Mid-Bay Bridge Authority;
Series 1991 A, RB(b)	6.88%	10/01/2022	2,500	3,151,850
Series 2008 A, Ref. RB(b)(c)	5.00%	10/01/2018	1,840	2,044,130
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, Educational Facilities RB(e)	6.00%	06/15/2035	2,935	2,999,687
Florida Housing Finance Corp. (Homeowner Mortgage);
Series 2008 1, RB (CEP–GNMA)(f)	5.80%	07/01/2028	630	646,109
Series 2008 1, RB (CEP–GNMA)(f)	6.00%	07/01/2039	385	397,871
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2006 C, RB(b)(c)	5.25%	11/15/2016	100	103,455
Series 2006 C, RB	5.25%	11/15/2036	3,900	4,037,280
Hillsborough (County of) Aviation Authority; Series 2008 A, RB (INS–AGC)(a)(f)	5.38%	10/01/2033	2,500	2,729,200
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/2042	6,500	7,261,800
Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/2034	500	553,200
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,128,887
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,155,571
Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds	5.38%	07/01/2029	1,000	1,090,890
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.63%	06/01/2034	1,000	1,125,460
Series 2009, Public Facilities RB (INS–AGC)(a)	5.75%	06/01/2039	775	872,402
Miami-Dade (County of) (Miami International Airport); Series 2010 A, Aviation RB	5.38%	10/01/2035	3,105	3,566,279
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB(b)(c)	5.50%	04/01/2016	4,000	4,018,920
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS–AGM)(a)	5.00%	07/01/2035	3,350	3,767,845
Miami-Dade (County of) School Board; Series 2008 B, COP(b)(c)	5.25%	05/01/2018	5,000	5,498,500
Miami-Dade (County of);
Series 2005 B, Sub. Special Obligation RB (INS–NATL)(a)	5.00%	10/01/2035	2,500	2,509,225
Series 2009 C, Professional Sports Franchise Facility Tax RB (INS–AGC)(a)	5.75%	10/01/2039	550	625,218
Series 2010, Water & Sewer System RB (INS–AGC)(a)	5.00%	10/01/2039	4,500	5,113,890
Series 2010 B, Aviation RB (INS–AGM)(a)	5.00%	10/01/2035	1,205	1,361,457
Series 2012 A, Ref. Aviation RB(f)	5.00%	10/01/2030	2,000	2,274,220
Series 2012 B, Ref. Sub. Special Obligation RB (INS–AGM)(a)	5.00%	10/01/2035	3,800	4,356,320
Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB (INS–AGM)(a)	5.00%	07/01/2030	625	695,381
Palm Beach (County of) Health Facilities Authority (The Waterford);
Series 2007, RB(b)	5.25%	11/15/2017	815	858,472
Series 2007, RB(b)(c)	5.88%	11/15/2017	800	871,368
Port St. Lucie (City of); Series 2009, Ref. Utility System RB (INS–AGC)(a)	5.00%	09/01/2035	1,500	1,635,990
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(c)	5.35%	05/01/2018	5,200	5,662,072
Reunion East Community Development District;
Series 2005, Special Assessment RB(h)	5.80%	05/01/2036	197	2
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	255	257,369
Seminole Indian Tribe of Florida;
Series 2007 A, Special Obligation RB(e)	5.25%	10/01/2027	3,500	3,653,405
Series 2007 A, Special Obligation RB(e)	5.75%	10/01/2022	500	524,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Seven Oaks Community Development District II; Series 2003 A, Special Assessment RB	6.40%	05/01/2034	$1,235	$1,234,852
South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group); Series 2007, Hospital RB(d)	5.00%	08/15/2042	18,000	18,702,180
Sunrise (City of);
Series 1998, Ref. Utility System RB(b)(c)	5.20%	10/01/2020	1,725	1,998,050
Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.00%	10/01/2028	1,150	1,266,633
Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.20%	10/01/2022	2,275	2,520,427
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2016, Health Facility RB	5.00%	12/01/2055	4,500	4,903,920
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(a)	6.00%	10/01/2029	3,000	4,150,860
				145,315,461

Georgia–2.17%
Atkinson & Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB (INS–AGC)(a)	5.25%	06/01/2034	1,000	1,080,220
Atlanta (City of) (Atlantic Station);
Series 2007, Ref. Tax Allocation RB (INS–AGC)(a)	5.25%	12/01/2021	1,370	1,463,489
Series 2007, Ref. Tax Allocation RB (INS–AGC)(a)	5.25%	12/01/2022	1,000	1,066,440
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/2031	4,810	5,509,807
Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/2030	2,500	2,509,700
Atlanta (City of);
Series 2009 A, Water & Wastewater RB(b)(c)	6.00%	11/01/2019	1,000	1,188,260
Series 2009 A, Water & Wastewater RB(b)(c)	6.00%	11/01/2019	1,000	1,188,260
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/2034	1,500	1,688,160
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.38%	11/01/2039	1,500	1,694,805
Series 2010 C, Ref. General Airport RB	5.25%	01/01/2030	1,500	1,729,725
Series 2010 C, Ref. General Airport RB	6.00%	01/01/2030	1,000	1,209,260
Series 2010 C, Ref. General Airport RB (INS–AGM)(a)	5.25%	01/01/2030	1,500	1,731,975
Series 2015, Ref. Water & Wastewater RB(d)	5.00%	11/01/2040	18,420	21,386,173
DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/2019	600	685,092
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2009 A-2, Retirement Community RB	6.38%	11/15/2029	700	796,201
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.50%	07/01/2034	1,000	1,116,250
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.); Series 2009, RAC	5.00%	08/01/2032	2,000	2,205,160
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.); Series 2008, RAC (INS–AGC)(a)	6.38%	08/01/2029	2,135	2,382,190
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/2029	1,500	1,644,750
Savannah (City of) Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB (INS–AGM)(a)	5.50%	06/15/2035	1,020	1,162,198
Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	5.13%	11/01/2030	750	844,387
				54,282,502

Guam–0.05%
Guam (Territory of) Power Authority; Series 2010 A, RB (INS–AGM)(a)	5.00%	10/01/2037	1,100	1,242,824

Hawaii–0.59%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2009, Special Purpose RB	6.50%	07/01/2039	2,000	2,272,900
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. Special Purpose RB(f)	3.25%	01/01/2025	4,500	4,668,210
Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2012, Ref. Special Purpose Senior Living RB	5.13%	11/15/2032	1,500	1,648,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hawaii–(continued)
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.25%	11/15/2037	$1,250	$1,375,450
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(b)(c)(d)	5.25%	04/01/2019	4,120	4,683,657
				14,649,047

Idaho–0.44%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/2023	1,000	1,140,930
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB(b)(c)	6.13%	12/01/2018	655	751,992
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/2027	500	515,775
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & RAB(b)(c)	5.25%	07/15/2018	4,230	4,685,444
Series 2008 A, Grant & RAB(b)(c)	5.25%	07/15/2018	3,485	3,860,230
				10,954,371

Illinois–15.42%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	2,250	2,290,725
Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/2024	1,375	1,377,365
Bourbonnais (Village of) (Olivet Nazarene University); Series 2007, Industrial Project RB (INS–AGC)(a)	5.13%	11/01/2037	3,755	3,969,561
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, Tax Increment Allocation Revenue COP(e)	7.00%	01/15/2029	3,816	3,880,075
Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP–GNMA)(f)	6.13%	02/20/2042	1,400	1,402,562
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	415	291,538
Chicago (City of) (Midway Airport);
Series 2004 B, Ref. Second Lien RB (INS–AMBAC)(a)	5.00%	01/01/2021	5,925	5,948,641
Series 2004 B, Ref. Second Lien RB (INS–AMBAC)(a)	5.00%	01/01/2022	6,220	6,244,631
Series 2013 A, Ref. Second Lien RB(f)	5.50%	01/01/2032	5,000	5,744,150
Series 2014 A, Ref. Second Lien RB(f)	5.00%	01/01/2041	2,725	2,971,749
Chicago (City of) (O’Hare International Airport);
Series 2008 A, Third Lien General Airport RB (INS–AGM)(a)(d)	5.00%	01/01/2033	3,000	3,185,160
Series 2012 B, Ref. Sr. Lien General Airport RB(f)	5.00%	01/01/2030	5,000	5,585,700
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. Tax Increment Allocation Revenue COP	7.13%	03/15/2022	2,560	2,562,893
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds(d)	5.00%	12/01/2024	15,000	17,717,700
Series 2015 A, Unlimited Tax GO Green Bonds(d)	5.00%	12/01/2044	12,000	13,706,400
Series 2015 C, Limited Tax GO Green Bonds(d)	5.00%	12/01/2027	6,805	8,292,981
Series 2015 C, Limited Tax GO Green Bonds(d)	5.00%	12/01/2028	4,000	4,842,480
Chicago (City of) Park District; Series 2008 F, Limited Tax GO Bonds	5.50%	01/01/2033	1,270	1,363,624
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/2025	4,840	5,114,476
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB(d)	5.25%	12/01/2036	12,000	13,177,320
Series 2014, Sales Tax Receipts RB	5.00%	12/01/2044	8,195	9,069,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of);
Series 2001 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.38%	01/01/2017	$210	$212,888
Series 2002 A, Ref. Project Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.63%	01/01/2039	145	145,316
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2032	3,300	3,338,874
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	1,500	1,510,320
Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(d)	5.25%	01/01/2024	4,200	4,401,516
Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(d)	5.25%	01/01/2025	4,400	4,603,016
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2039	5,000	5,419,300
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	2,800	3,015,516
Series 2011 A, Sales Tax RB	5.00%	01/01/2041	1,000	1,044,670
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2044	1,905	2,046,218
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2034	4,440	4,473,611
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2035	2,000	2,013,760
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2039	2,500	2,501,525
Cook County School District No. 100 (Berwyn South); Series 1997, Unlimited Tax GO Bonds (INS–AGM)(a)	8.10%	12/01/2016	345	363,426
Cook County School District No. 122 (Ridgeland);
Series 2000, Unlimited Tax CAB GO Bonds(b)(g)	0.00%	12/01/2017	2,605	2,572,932
Series 2000, Unlimited Tax CAB GO Bonds(b)(g)	0.00%	12/01/2018	2,995	2,872,714
Series 2000, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	12/01/2020	4,050	3,661,929
DeKalb County Community Unit School District No. 428;
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/2026	2,600	2,778,620
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/2027	990	1,056,706
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	625	546,275
Huntley (Village of) Special Service Area No. 10; Series 2007, Ref. Special Tax RB (INS–AGC)(a)	5.10%	03/01/2029	3,000	3,102,000
Illinois (State of) Department of Central Management Services; Series 1999, COP (INS–NATL)(a)	5.85%	07/01/2019	1,435	1,441,515
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB(b)(c)	6.50%	11/01/2018	1,000	1,152,740
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	6.00%	03/01/2038	2,500	2,782,600
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2039	1,865	2,059,874
Series 2014 A, RB	5.00%	09/01/2042	1,290	1,416,846
Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB	6.00%	10/01/2032	1,000	1,197,560
Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB(b)	6.25%	04/15/2022	1,000	1,196,330
Series 1992 C, RB(b)	6.25%	04/15/2022	1,150	1,375,780
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.00%	05/15/2022	2,250	2,395,440
Series 2012, Ref. RB	5.50%	05/15/2027	2,250	2,433,847
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(d)	5.38%	08/15/2024	1,000	1,126,620
Series 2009 A, RB(d)	5.75%	08/15/2030	2,000	2,315,720
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2045	4,020	4,500,310
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/2016	1,355	1,043,350
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.75%	08/15/2033	2,000	2,211,100
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	5.00%	05/15/2037	1,050	1,077,206
Series 2015, Ref. RB	5.25%	05/15/2045	1,200	1,235,232
Illinois (State of) Finance Authority (Resurrection Health Care Corp.);
Series 1999 A, RB (INS–AGM)(a)	5.50%	05/15/2024	12,000	13,093,560
Series 1999 B, RB (INS–AGM)(a)	5.00%	05/15/2017	5,100	5,295,483
Series 1999 B, RB (INS–AGM)(a)	5.00%	05/15/2018	5,050	5,376,533
Series 1999 B, RB (INS–AGM)(a)	5.25%	05/15/2029	2,795	2,994,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/2035	$2,000	$2,311,820
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(b)(c)	7.25%	11/01/2018	4,500	5,276,475
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	7,674,817
Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB(b)(c)	5.50%	08/01/2017	3,500	3,744,475
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/2023	2,745	3,011,485
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (INS–AGM)(a)	5.38%	03/01/2035	1,000	1,112,570
Illinois (State of) Finance Authority (The Carle Foundation);
Series 2009B, VRD RB (LOC–Northern Trust Co.)(i)(j)	0.01%	02/15/2033	10,625	10,625,000
Series 2011 A, RB	5.75%	08/15/2034	1,000	1,177,220
Series 2011 A, RB	6.00%	08/15/2041	4,000	4,723,920
Series 2011 A, RB (INS–AGM)(a)	6.00%	08/15/2041	650	769,828
Illinois (State of) Finance Authority;
Series 2009, RB	6.13%	05/15/2025	85	99,181
Series 2009, RB	6.13%	05/15/2025	2,785	3,125,605
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Ref. Dedicated State Tax Conv. CAB RB(b)(o)	5.65%	06/15/2022	1,755	2,033,641
Series 2002, Ref. Dedicated State Tax Conv. CAB RB (INS–NATL)(a)(o)	5.65%	06/15/2022	18,245	20,039,396
Series 2002, Ref. Dedicated State Tax RB(b)(c)	5.40%	06/15/2017	2,465	2,644,945
Series 2002, Ref. Dedicated State Tax RB (INS–NATL)(a)	5.40%	06/15/2019	6,785	7,260,832
Series 2012 A, RB	5.00%	06/15/2042	3,175	3,319,367
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS–AGM)(a)	5.25%	06/15/2031	2,630	2,968,823
Series 2014, Ref. RB (INS–AGM)(a)	5.25%	06/15/2032	2,395	2,687,022
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB(d)	5.00%	01/01/2038	8,000	8,940,400
Series 2015 A, RB(d)	5.00%	01/01/2040	14,190	16,262,024
Illinois (State of);
Series 1991, Civic Center RB (INS–AMBAC)(a)	6.25%	12/15/2020	2,180	2,397,390
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2031	2,775	2,926,959
Series 2013, Unlimited Tax GO Bonds	5.25%	07/01/2031	4,000	4,330,920
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/2033	2,650	2,859,853
Lake County Community Unit School District No. 60 (Waukegan);
Series 1999 A, Unlimited Tax CAB GO Bonds(b)(g)	0.00%	12/01/2017	2,875	2,839,609
Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	12/01/2017	3,915	3,813,601
McHenry & Kane Counties Community Consolidated School District No. 158 (Huntley); Series 2000, Unlimited Tax CAB GO Bonds(b)(g)	0.00%	01/01/2017	3,000	2,985,090
McHenry (County of) Special Service Area (Wonder Lake Dredging); Series 2010, Special Tax RB	6.50%	03/01/2030	3,820	4,230,535
Northern Illinois University;
Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.25%	04/01/2028	2,000	2,247,460
Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.50%	04/01/2026	2,000	2,275,380
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(h)	5.80%	03/01/2037	1,500	515,400
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	1,000	1,180,670
Series 2010, RB	6.00%	06/01/2028	10,000	11,971,900
United City of Yorkville (City of) Special Service Area No. 2004–107 (Raintree Village II); Series 2005, Special Tax RB(h)	6.25%	03/01/2035	958	521,200
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.13%	04/01/2036	1,000	1,112,040
Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/2036	519	529,556
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(f)	7.00%	12/01/2042	400	417,204
				385,105,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–3.16%
Gary/Chicago International Airport Authority (Gary Jet Center); Series 2011, VRD Special Purpose Facility RB (LOC-BMO Harris Bank, N.A.)(f)(i)(j)	0.10%	05/01/2036	$7,145	$7,145,000
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana);
Series 2007, Hospital RB(b)(c)	5.50%	03/01/2017	325	341,413
Series 2007, Hospital RB	5.50%	03/01/2022	175	183,514
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/2041	11,000	12,189,650
Indiana (State of) Finance Authority (I-69 Section 5);
Series 2014, RB(f)	5.00%	09/01/2046	3,270	3,572,802
Series 2014, RB(f)	5.25%	09/01/2034	1,910	2,182,729
Series 2014, RB(f)	5.25%	09/01/2040	2,730	3,066,008
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2032	1,220	1,302,094
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	2,500	2,622,900
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services); Series 2006 E, Ref. Health System RB(b)(c)	5.25%	05/01/2018	2,000	2,197,580
Indiana (State of) Municipal Power Agency;
Series 2009 B, Power Supply System RB(b)(c)	5.75%	01/01/2019	200	227,762
Series 2009 B, Power Supply System RB(b)(c)	6.00%	01/01/2019	3,000	3,437,430
Series 2016 A, Ref. RB	5.00%	01/01/2042	9,920	11,414,845
Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. Special Facilities RB(f)	5.10%	01/15/2017	1,500	1,556,220
Indianapolis Local Public Improvement Bond Bank (Indianapolis Airport Authority); Series 2006 F, RB (INS–AMBAC)(a)(f)	5.00%	01/01/2018	500	507,980
Indianapolis Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/2029	1,000	1,117,750
Monroe County Community 1996 School Building Corp.; Series 2009, First Mortgage RB (INS–AGM)(a)	5.25%	01/15/2027	2,815	3,115,923
Noblesville (City of) Redevelopment Authority (146th Street Extension); Series 2006 A, Economic Development Lease Rental RB(b)(c)	5.25%	08/01/2016	1,570	1,603,268
Petersburg (City of) (Indianapolis Power & Light Co.); Series 1993 B, Ref. PCR (INS–NATL)(a)	5.40%	08/01/2017	9,850	10,501,971
St. Joseph (County of) Redevelopment District;
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/2016	135	132,183
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/2017	225	203,987
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(f)	6.75%	01/01/2034	1,500	1,836,210
Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(e)	5.50%	09/01/2027	1,500	1,550,925
Whiting (City of) (BP Products North America); Series 2014, Environmental Facilities Floating Rate RB(c)(f)(k)	0.76%	12/02/2019	7,000	6,792,870
				78,803,014

Iowa–2.07%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	6.00%	06/01/2034	1,860	2,004,373
Ames (City of) (Mary Greeley Medical Center);
Series 2011, Hospital RB	5.25%	06/15/2036	7,000	7,774,480
Series 2011, Hospital RB	5.50%	06/15/2030	1,000	1,127,700
Series 2011, Hospital RB	5.63%	06/15/2031	1,500	1,694,220
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(d)(l)	5.00%	06/01/2025	5,815	6,560,657
Series 2009 A, Special Obligation RB(d)(l)	5.00%	06/01/2026	4,360	4,919,083
Series 2009 A, Special Obligation RB(d)(l)	5.00%	06/01/2027	9,300	10,479,798
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	2,000	2,084,220
Series 2013, Midwestern Disaster Area RB	5.25%	12/01/2025	1,165	1,274,207
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005, Health Facilities RB (INS–AGC)(a)	5.25%	02/15/2029	2,000	2,212,060
Series 2008 A, Health Facilities RB (INS–AGC)(a)	5.25%	08/15/2029	1,500	1,682,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Iowa (State of) Tobacco Settlement Authority; Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	$1,480	$1,479,867
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(f)	5.70%	12/01/2027	6,715	7,218,491
Washington (County of) Hospital; Series 2006, Hospital RB(m)	5.50%	07/01/2032	1,275	1,292,774
				51,804,690

Kansas–0.54%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/2029	1,500	1,723,380
Kansas (State of) Development Finance Authority (University of Kansas Health System);
Series 2011 H, Health Facilities RB	5.00%	03/01/2034	1,000	1,100,740
Series 2011 H, Health Facilities RB	5.13%	03/01/2039	2,000	2,190,920
Series 2011 H, Health Facilities RB	5.38%	03/01/2029	1,000	1,129,290
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.25%	07/01/2044	2,000	2,207,000
Wichita (City of) (Presbyterian Manors, Inc.); Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	1,500	1,641,960
Wyandotte (County of) & Kansas City (City of) Unified Government;
Series 2009 A, Utility System RB (INS–BHAC)(a)	5.00%	09/01/2029	2,000	2,225,920
Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2044	1,180	1,335,194
				13,554,404

Kentucky–1.33%
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.38%	08/15/2024	3,000	3,293,010
Series 2009 A, Hospital RB	5.63%	08/15/2027	1,000	1,095,580
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/2033	5,070	5,510,532
Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/2038	4,000	4,338,320
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, Sr. RB	5.00%	07/01/2040	2,620	2,896,620
Series 2015 A, Sr. RB	5.00%	01/01/2045	2,200	2,419,450
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/2045	3,200	3,690,464
Kentucky (State of) Property & Buildings Commission (No. 93); Series 2009, Ref. RB (INS–AGC)(a)	5.25%	02/01/2028	3,000	3,348,960
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(a)	5.25%	10/01/2035	6,000	6,603,060
				33,195,996

Louisiana–2.87%
Caddo & Bossier (Parishes of) Port Commission; Series 2011, Ref. Utility RB	5.00%	04/01/2034	550	606,732
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee)(a)	6.50%	12/01/2018	3,020	3,085,474
East Baton Rouge (Parish of) Sewerage Commission; Series 2009 A, RB(b)(c)	5.25%	02/01/2019	1,550	1,748,818
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center);
Series 2011 A, Ref. Hospital RB(b)(c)	5.38%	01/01/2021	400	478,376
Series 2011 A, Ref. Hospital RB(b)(c)	6.00%	01/01/2021	1,000	1,225,240
Series 2011 A, Ref. Hospital RB(b)(c)	6.00%	01/01/2021	2,000	2,450,480
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities-Housing & Parking); Series 2010, RB (INS–AGM)(a)	5.00%	10/01/2025	1,000	1,138,780
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program);
Series 2000, RB (INS–ACA)(a)	6.55%	09/01/2025	4,860	5,445,095
Series 2000 A, RB (INS–AMBAC)(a)	6.30%	07/01/2030	1,600	1,861,472
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB(b)(c)	5.38%	04/01/2019	1,000	1,139,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(a)	5.50%	02/01/2039	$1,500	$1,680,195
Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/2029	1,600	1,830,768
Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/2030	1,050	1,071,567
Louisiana (State of) Public Facilities Authority (Louisiana Pellets Inc.); Series 2015, Waste Disposal Facilities RB (Acquired 05/21/2015; Cost $3,695,000)(e)(f)	7.00%	07/01/2024	3,695	2,225,314
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(b)(c)	5.50%	05/15/2026	1,010	1,335,604
Louisiana (State of); Series 2006 A, Gas & Fuels Tax RB(b)(c)	5.00%	05/01/2016	2,500	2,520,575
New Orleans (City of) Aviation Board; Series 2009 A–1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	6.00%	01/01/2023	2,000	2,267,720
New Orleans (City of);
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2044	605	680,159
Series 2014, Ref. Water System RB	5.00%	12/01/2044	1,020	1,141,819
Series 2015, Sewerage Service RB	5.00%	06/01/2040	3,000	3,373,200
Series 2015, Sewerage Service RB	5.00%	06/01/2045	4,000	4,484,120
Series 2015, Water System RB	5.00%	12/01/2040	3,000	3,390,210
Series 2015, Water System RB	5.00%	12/01/2045	5,500	6,176,555
Regional Transit Authority; Series 2010, Sales Tax RB (INS–AGM)(a)	5.00%	12/01/2030	2,580	2,949,508
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/2037	5,000	4,817,800
Terrebonne (Parish of); Series 2011 ST, Sales & Use Tax RB (INS–AGM)(a)	5.00%	04/01/2031	2,645	3,002,789
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2035	8,500	9,527,735
				71,655,735

Maryland–1.20%
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/2038	1,000	1,067,400
Baltimore (County of) (Oak Crest Village Inc. Facility); Series 2007 A, RB	5.00%	01/01/2037	2,000	2,048,180
Maryland (State of) Community Development Administration; Series 2007, RB(f)	5.05%	09/01/2032	2,005	2,038,523
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.13%	01/01/2036	4,000	4,592,040
Series 2011 A, RB	6.25%	01/01/2031	3,175	3,689,604
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	6.13%	01/01/2030	4,250	4,832,590
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2011, RB	6.00%	07/01/2041	1,000	1,166,530
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB	5.00%	08/15/2041	5,000	5,496,250
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/2020	2,000	2,257,520
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/2035	1,460	1,596,598
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.38%	06/01/2025	1,030	1,119,270
				29,904,505

Massachusetts–1.96%
Boston (City of) Water & Sewer Commission; Series 1993 A, Sr. RB (INS–NATL)(a)	5.25%	11/01/2019	3,285	3,572,766
Massachusetts (State of) College Building Authority; Series 2009 A, RB(b)(c)	5.50%	05/01/2019	1,000	1,148,110
Massachusetts (State of) Development Finance Agency (Caregroup); Series 1998 B-2, RB (INS–NATL)(a)	5.38%	02/01/2027	2,000	2,208,820
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(b)(c)	5.75%	05/01/2019	2,000	2,313,900
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(d)	5.50%	11/15/2036	20,955	23,591,768
Massachusetts (State of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2040	2,000	2,166,340
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS–AGM)(a)	5.25%	07/01/2033	750	855,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2011 A-1, RB	6.25%	11/15/2017	$427	$426,483
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2009 O, RB(b)(c)(d)	5.50%	07/01/2018	6,680	7,436,510
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/2042	1,050	1,119,216
Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB	6.75%	01/01/2036	1,000	1,179,780
Massachusetts (State of) Development Finance Agency (UMass Memorial); Series 2011 H, RB	5.50%	07/01/2031	1,000	1,130,080
Massachusetts (State of) Housing Finance Agency; Series 2007 C, RB(f)	5.10%	12/01/2027	1,685	1,724,850
				48,873,660

Michigan–2.13%
Detroit (City of); Series 2006 B, Second Lien Water Supply System RB (INS–AGM)(a)	6.25%	07/01/2036	1,000	1,125,870
Michigan (State of) Building Authority (Facilities Program); Series 2011 I-A, Ref. RB	5.00%	10/15/2029	500	580,385
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	8,000	9,015,520
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. Local Government Loan Program RB	5.00%	07/01/2044	2,720	2,948,426
Series 2014 C-6, Ref. Local Government Loan Program RB	5.00%	07/01/2033	1,355	1,541,787
Series 2014 D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2037	2,000	2,253,780
Series 2014 D-2, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2027	4,000	4,725,320
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	1,355	1,575,282
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,303,640
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(f)	7.50%	01/01/2021	1,015	1,008,981
University of Michigan; Series 2015, Ref. RB	5.00%	04/01/2046	14,000	16,568,720
Wayne (County of) Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB(f)	5.00%	12/01/2032	1,500	1,640,850
Series 2012 B, RB(f)	5.00%	12/01/2037	1,500	1,616,460
Series 2012 D, Ref. RB(f)	5.00%	12/01/2028	2,500	2,811,150
Wyoming (City of); Series 2008, Water Supply System RB	5.13%	06/01/2028	1,305	1,416,147
				53,132,318

Minnesota–0.75%
Minneapolis (City of) (Fairview Health Services);
Series 2008, Health Care System RB(b)(c)	6.50%	11/15/2018	815	939,866
Series 2008, Health Care System RB (INS–AGC)(a)	6.50%	11/15/2038	4,460	5,045,241
Series 2008 A, Health Care System RB(b)(c)	6.75%	11/15/2018	3,000	3,479,700
Minneapolis (City of) (Providence); Series 2007 A, Ref. Housing & Health Care Facilities RB	5.63%	10/01/2027	1,835	1,837,294
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/2030	1,060	1,175,816
St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB(b)(c)	5.75%	07/01/2019	2,000	2,322,280
St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB(b)(c)	5.25%	11/15/2016	3,800	3,932,658
				18,732,855

Mississippi–0.06%
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	1,445	1,491,529

Missouri–1.42%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension); Series 2009, Mass Transit Sales Tax RB (INS–AGC)(a)	5.00%	10/01/2039	2,000	2,220,320
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB	5.75%	06/01/2039	2,150	2,397,766
Cass (County of); Series 2007, Hospital RB	5.38%	05/01/2022	1,000	1,014,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Gladstone (City of); Series 2006 A, COP(b)(c)	5.00%	06/01/2016	$1,295	$1,310,993
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2024	5,990	7,129,358
Ladue School District;
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds(m)	4.75%	03/01/2027	555	577,461
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	4.75%	03/01/2027	445	462,756
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/2018	225	231,977
Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital); Series 2009, RB	5.63%	05/15/2039	2,500	2,753,350
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2010, Senior Living Facilities RB	5.50%	02/01/2042	950	1,028,641
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2046	2,250	2,472,368
Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.13%	12/01/2031	3,325	3,477,883
St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Community Improvement District Tax Increment Allocation RB	5.75%	11/01/2027	450	452,853
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, Senior Living Facilities RB	5.88%	09/01/2043	1,750	2,004,240
St. Louis (County of) Industrial Development Authority (Friendship Village of West County); Series 2007 A, Senior Living Facilities RB	5.38%	09/01/2021	1,000	1,033,680
St. Louis (County of) Industrial Development Authority (Ranken Jordan);
Series 2007, Ref. Health Facilities RB	5.00%	11/15/2027	1,350	1,355,373
Series 2007, Ref. Health Facilities RB	5.00%	11/15/2035	2,600	2,603,848
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB(b)(c)	6.38%	12/01/2017	500	550,450
Series 2007 A, Senior Living Facilities RB(b)(c)	6.38%	12/01/2017	1,250	1,376,125
St. Louis Municipal Finance Corp.; Series 2007, Recreation Sales Tax Leasehold RB (INS–AMBAC)(a)	4.50%	02/15/2028	1,000	1,016,570
				35,470,352

Montana–0.05%
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011 A, Hospital RB (INS–AGC)(a)	5.75%	01/01/2031	1,000	1,167,080

Nebraska–1.15%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/2032	4,900	5,457,228
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–BHAC)(a)	5.38%	04/01/2039	4,000	4,475,800
Nebraska (State of) Public Power District;
Series 2007 B, RB(b)(c)	5.00%	07/01/2017	9,820	10,408,218
Series 2007 B, RB (INS–BHAC)(a)	5.00%	01/01/2037	5,750	6,092,815
University of Nebraska (Lincoln); Series 2009 A, Student Fees & Facilities RB	5.25%	07/01/2039	1,000	1,103,530
University of Nebraska (Omaha Health & Recreation); Series 2008, RB	5.00%	05/15/2033	1,000	1,078,700
				28,616,291

Nevada–0.87%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/2034	2,000	2,233,720
Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/2042	2,000	2,244,500
Series 2010 A, Passenger Facility Charge RB (INS–AGM)(a)	5.25%	07/01/2039	5,500	6,174,520
Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO Bonds(b)(c)	5.63%	07/01/2018	1,500	1,672,365
Clark (County of); Series 1992 A, Transportation Improvement Limited Tax GO Bonds (INS–AMBAC)(a)	6.50%	06/01/2017	3,000	3,221,370
Clark County School District; Series 2007 C, Building Limited Tax GO Bonds(b)(c)	5.00%	12/15/2017	4,000	4,315,280
Las Vegas (City of) Valley Water District; Series 2009 B, Limited Tax GO Bonds	5.00%	06/01/2029	800	893,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–(continued)
Mesquite (City of) (Special Improvement District No. 07-01-Anthem at Mesquite);
Series 2007, Special Assessment Local Improvement RB	5.85%	08/01/2018	$395	$403,911
Series 2007, Special Assessment Local Improvement RB	6.00%	08/01/2027	440	447,335
				21,606,433

New Hampshire–0.58%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–AGM)(a)	5.13%	01/01/2030	5,250	5,593,245
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/2039	945	1,006,009
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/2042	6,000	6,500,940
New Hampshire (State of) Health & Education Facilities Authority (Wentworth Douglas Hospital); Series 2011 A, RB	6.00%	01/01/2034	1,100	1,256,871
				14,357,065

New Jersey–4.54%
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(f)	5.00%	12/01/2024	4,000	4,539,280
Landis Sewage Authority (Registered CARS); Series 1993, Sewer RB (INS–NATL)(a)(n)	9.85%	09/19/2019	1,100	1,229,866
New Jersey (State of) Economic Development Authority (Paterson Charter School);
Series 2012 C, RB	5.00%	07/01/2032	675	627,858
Series 2012 C, RB	5.30%	07/01/2044	2,380	2,172,178
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing); Series 2010 A, RB	5.75%	06/01/2031	3,020	3,391,702
New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility); Series 2006, Ref. Retirement Community RB(b)(c)	5.25%	11/15/2016	750	775,612
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, Private Activity RB(f)	5.38%	01/01/2043	1,500	1,672,770
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(a)	5.50%	09/01/2024	3,885	4,504,929
Series 2009, School Facilities Construction RB(b)(c)	5.50%	12/15/2018	645	730,669
Series 2009, School Facilities Construction RB (INS–AGC)(a)	5.50%	12/15/2034	355	390,365
Series 2009 BB, School Facilities Construction RB(b)(c)	5.00%	09/01/2019	1,750	2,003,470
Series 2012, Ref. RB	5.00%	06/15/2025	3,000	3,256,440
Series 2012, Ref. RB	5.00%	06/15/2026	1,000	1,078,390
Series 2012, Ref. RB	5.00%	06/15/2028	3,000	3,212,460
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health);
Series 2011 A, Ref. RB	5.63%	07/01/2032	4,000	4,702,960
Series 2011 A, Ref. RB	5.63%	07/01/2037	4,000	4,641,560
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System); Series 2016, Ref. RB	5.00%	07/01/2039	7,000	7,992,110
New Jersey (State of) Higher Education Student Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/2030	1,000	1,107,030
New Jersey (State of) Housing & Mortgage Finance Agency; Series 2008 AA, RB	6.38%	10/01/2028	920	954,767
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, Transportation System CAB RB (INS–AGC)(a)(g)	0.00%	12/15/2026	10,000	6,758,700
Series 2010 D, Transportation System RB	5.25%	12/15/2023	2,000	2,266,980
Series 2015 AA, Transportation Program RB	5.00%	06/15/2045	3,420	3,601,602
New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/2036	1,000	1,097,190
Series 2009 I, RB	5.00%	01/01/2035	2,000	2,222,940
Series 2016 A, Ref. RB	5.00%	01/01/2034	7,000	8,243,620
Passaic Valley Sewage Commissioners; Series 2003 F, Sewer System RB (INS–NATL)(a)	5.00%	12/01/2019	9,000	9,035,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	$11,625	$11,629,999
Series 2007 1A, Asset-Backed RB	4.75%	06/01/2034	3,330	2,855,209
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	8,830	8,457,639
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2041	9,500	8,205,340
				113,359,455

New Mexico–0.41%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(c)	5.20%	06/01/2020	2,000	2,218,780
Series 2010 C, Ref. PCR	5.90%	06/01/2040	4,100	4,527,466
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(d)	6.38%	08/01/2032	3,000	3,403,500
				10,149,746

New York–8.37%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(g)	0.00%	07/15/2035	5,000	2,114,900
Series 2009, PILOT RB	6.25%	07/15/2040	2,710	3,133,763
Series 2009, RB	6.38%	07/15/2043	1,130	1,311,071
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	6,850	6,694,984
Long Island (City of) Power Authority; Series 2014 C, Ref. Floating Rate General RB(c)(k)	0.95%	11/01/2018	2,000	1,986,340
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(a)(g)	0.00%	06/01/2017	5,000	4,938,050
Series 2008 A, Electric System General RB(b)(c)	6.00%	05/01/2019	5,000	5,811,900
Series 2008 A, Electric System General RB (INS–BHAC)(a)	5.50%	05/01/2033	5,000	5,705,900
Metropolitan Transportation Authority;
Series 2011 A, RB	5.00%	11/15/2041	2,000	2,307,500
Series 2013 A, RB	5.00%	11/15/2038	3,025	3,471,611
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/2042	3,000	3,534,210
New York & New Jersey (States of) Port Authority; Ninety-Third Series 1994, Consolidated RB	6.13%	06/01/2094	5,250	6,554,835
New York (City of) Industrial Development Agency (Polytechnic University);
Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/2027	5,000	5,366,250
Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/2037	2,500	2,669,450
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT RB (INS–AGC)(a)	6.38%	01/01/2039	1,000	1,133,770
New York (City of) Municipal Water Finance Authority; Series 2012 FF, Water & Sewer System RB(d)	5.00%	06/15/2045	28,610	32,822,536
New York (City of) Transitional Finance Authority;
Series 2009 S-3, Building Aid RB(d)	5.25%	01/15/2039	2,000	2,220,780
Series 2013, Sub. Future Tax Sec. RB(d)	5.00%	11/01/2038	5,465	6,417,440
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/2028	5,570	6,301,397
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/2029	4,455	5,032,502
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/2030	4,455	4,990,714
Subseries 2013, Sub. Future Tax Sec. RB(d)	5.00%	11/01/2042	12,625	14,729,335
New York (City of);
Series 2016 C, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2028	3,985	4,929,963
Subseries 2007 D-1, Unlimited Tax GO Bonds(b)(c)	5.13%	12/01/2017	1,265	1,366,187
Subseries 2007 D-1, Unlimited Tax GO Bonds	5.13%	12/01/2022	1,235	1,335,702
Subseries 2008 L-1, Unlimited Tax GO Bonds	5.00%	04/01/2027	2,225	2,412,879
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(d)	5.00%	03/15/2031	21,885	25,320,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (North Shore—Long Island Jewish Obligated Group);
Series 2011 A, RB	5.00%	05/01/2032	$1,000	$1,114,640
Series 2011 A, RB	5.00%	05/01/2041	1,000	1,102,930
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2011 A, Lease RB	5.00%	07/01/2035	1,000	1,161,900
New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(b)	7.38%	07/01/2016	1,575	1,609,949
New York (State of) Dormitory Authority; Series 2014 C, Personal Income Tax RB(d)	5.00%	03/15/2040	12,030	13,896,214
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(f)(n)	13.55%	07/01/2026	3,000	3,032,280
New York (State of) Energy Research & Development Authority; Series 1993, Regular Residual Interest RB(n)	12.33%	04/01/2020	2,500	2,504,350
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB(d)	5.00%	03/15/2028	2,000	2,230,460
New York (State of); Series 2009 A, Unlimited Tax GO Bonds	5.00%	02/15/2039	500	557,865
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. Liberty RB(e)	5.00%	11/15/2044	10,905	11,633,672
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/2006; Cost $636,422)(e)(h)	6.13%	02/15/2019	750	8
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/2021	665	667,793
Suffolk (County of) Water Authority; Series 2011, Ref. RB	5.00%	06/01/2040	2,135	2,475,789
Triborough Bridge & Tunnel Authority;
Series 1992 Y, General Purpose RB(b)	5.50%	01/01/2017	315	328,507
Series 1993 B, General Purpose RB(b)	5.00%	01/01/2020	1,960	2,188,164
				209,119,216

North Carolina–0.65%
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital); Series 2008, RB(b)(c)	5.25%	04/01/2018	5,875	6,432,831
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, Private Activity RB(f)	5.00%	06/30/2054	2,775	2,934,951
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB	5.00%	06/01/2039	1,000	1,113,320
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/2024	2,000	2,058,740
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.63%	10/01/2027	1,000	1,030,180
North Carolina (State of) Turnpike Authority; Series 2009 A, Triangle Expressway System RB (INS–AGC)(a)	5.13%	01/01/2024	2,000	2,180,280
Oak Island (Town of); Series 2009, Enterprise System RB(b)(c)	6.00%	06/01/2019	500	584,260
				16,334,562

North Dakota–0.28%
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/2037	1,000	1,095,240
Fargo (City of) (Sanford); Series 2011, Health System RB	6.25%	11/01/2031	1,250	1,526,737
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Senior Housing RB	5.20%	12/01/2026	1,000	1,001,050
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/2040	2,000	2,124,560
North Dakota (State of) Board of Higher Education (North Dakota State University); Series 2007, Housing & Auxiliary Facilities RB (INS–AMBAC)(a)	5.00%	04/01/2027	1,085	1,128,140
				6,875,727

Ohio–3.76%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	2,760	2,238,857
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	1,000	1,125,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB	5.00%	06/01/2038	$1,025	$1,132,605
Beavercreek City School District; Series 2009, School Improvement Unlimited Tax GO Bonds(b)(c)	5.00%	06/01/2019	1,000	1,135,730
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	18,075	16,286,840
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools);
Series 2014 A, Ref. & Improvement Lease RB(e)	5.75%	01/01/2024	760	824,205
Series 2014 A, Ref. & Improvement Lease RB(e)	6.50%	01/01/2034	2,450	2,651,047
Cleveland (City of);
Series 1993 G, Ref. First Mortgage Waterworks Improvement RB (INS–NATL)(a)	5.50%	01/01/2021	2,885	3,237,691
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(a)(g)	0.00%	11/15/2025	2,895	2,210,477
Series 2012 A, Ref. Airport System RB	5.00%	01/01/2029	5,000	5,600,000
Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/2027	500	509,615
Hamilton (County of) (Christ Hospital);
Series 2012, Health Care Facilities RB	5.25%	06/01/2027	3,295	3,873,800
Series 2012, Health Care Facilities RB	5.50%	06/01/2042	6,000	6,858,660
Hamilton (County of) (Life Enriching Communities); Series 2006 A, Ref. Health Care RB	5.00%	01/01/2037	4,750	4,817,830
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB (INS–AGM)(a)	5.00%	04/01/2024	1,750	1,888,723
Series 2006 H, Hospital Facilities RB (INS–AGC)(a)	5.00%	02/01/2024	4,810	5,193,549
Middleburg Heights (City of) (Southwest General Health Center);
Series 2011, Hospital Facilities RB	5.13%	08/01/2031	1,750	1,932,472
Series 2011, Hospital Facilities RB	5.25%	08/01/2036	1,500	1,651,530
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2044	5,000	5,172,050
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital RB	5.50%	01/01/2039	3,750	4,212,112
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(f)	5.00%	12/31/2025	2,000	2,368,240
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB(c)	5.80%	12/01/2019	3,000	3,384,000
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/2018	5,850	6,269,562
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, MFH Mortgage RB (CEP–GNMA)(f)	6.10%	09/20/2049	2,845	3,015,757
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(c)	5.88%	06/01/2016	2,140	2,163,583
Reynoldsburg City School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO Bonds(b)(c)	5.00%	06/01/2018	1,000	1,097,150
Tuscarawas (County of) Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. Higher Education Facilities Improvement RB	6.00%	03/01/2045	3,000	3,058,470
				93,910,045

Oklahoma–0.83%
Grand River Dam Authority;
Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/2021	3,735	4,095,241
Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/2022	3,735	4,097,893
Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/2023	6,350	6,951,916
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(c)(f)	5.00%	06/01/2025	5,000	5,698,600
				20,843,650

Oregon–0.90%
Beaverton School District;
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.00%	06/01/2031	750	840,908
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.13%	06/01/2036	500	561,360
Forest Grove (City of) (Pacific University); Series 2014 A, Ref. Campus Improvement RB	5.25%	05/01/2034	2,000	2,239,780
Oregon (State of) Facilities Authority (Peace Health); Series 2008 A, VRD RB (LOC–U.S. Bank, N.A.)(i)(j)	0.02%	08/01/2034	10,000	10,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/2030	$1,500	$1,632,045
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/2029	900	1,017,783
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/2032	1,000	1,105,130
Series 2012, Ref. RB	5.75%	05/15/2027	1,000	1,126,950
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(e)	6.38%	11/01/2033	3,500	3,826,060
				22,350,016

Pennsylvania–1.61%
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 2011 A, University RB	5.25%	03/01/2027	700	802,886
Allegheny (County of) Port Authority; Series 2011, Ref. Special Transportation RB	5.75%	03/01/2029	1,385	1,664,022
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2035	1,000	1,113,830
Erie (City of) Parking Authority; Series 2010, Gtd. RB (INS–AGM)(a)	5.20%	09/01/2035	1,000	1,094,280
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.75%	07/01/2022	2,125	2,282,250
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2008, RB (INS–AGC)(a)	5.50%	10/01/2032	2,250	2,429,910
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(e)(f)	5.50%	11/01/2044	3,300	3,434,013
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2011 A, RB	5.13%	05/01/2036	500	557,125
Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB (INS–AGC)(a)	5.00%	06/01/2039	1,850	2,039,736
Subseries 2009 A, Sub. RB (INS–AGC)(a)	5.00%	06/01/2024	4,000	4,515,400
Subseries 2010 B-2, Sub. RB	5.75%	12/01/2028	4,550	5,371,320
Subseries 2010 B-2, Sub. RB	6.00%	12/01/2034	2,750	3,255,093
Subseries 2014 A-2, Sub. Turnpike Conv. CAB RB(o)	5.13%	12/01/2040	5,500	4,138,475
Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.00%	08/01/2030	500	553,430
Series 2009 B, Limited Tax GO Bonds(b)(c)	7.00%	07/15/2016	2,425	2,486,959
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/2031	2,000	2,271,760
State Public School Building Authority (Harrisburg School District);
Series 2009, RB(b)(c)	5.00%	05/15/2019	335	379,659
Series 2009, RB (INS–AGC)(a)	5.00%	11/15/2033	1,665	1,821,943
				40,212,091

Puerto Rico–0.37%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 1989 O, CAB RB(b)(g)	0.00%	07/01/2017	9,655	9,226,318
Puerto Rico Sales Tax Financing Corp.; First Subseries 2009 A, RB(b)(c)	5.50%	08/01/2019	20	23,131
				9,249,449

Rhode Island–0.12%
Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/2035	500	566,065
Rhode Island Economic Development Corp.; Series 2008 A, Airport RB (INS–AGC)(a)(f)	5.25%	07/01/2028	1,810	1,962,348
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (INS–AGC)(a)	6.25%	05/15/2030	500	570,785
				3,099,198

South Carolina–1.60%
College of Charleston; Series 2007 D, Academic & Administrative Facilities RB (INS–SGI)(a)	4.63%	04/01/2030	1,500	1,549,740
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/2031	2,120	2,382,541
Horry (County of); Series 2010 A, Airport RB	5.00%	07/01/2040	2,000	2,228,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
Piedmont Municipal Power Agency;
Series 2008 A-2, Electric RB	5.00%	01/01/2024	$2,000	$2,141,960
Series 2011 C, Ref. Electric RB (INS–AGC)(a)	5.00%	01/01/2030	500	561,565
Series 2011 D, Ref. Electric RB (INS–AGC)(a)	5.75%	01/01/2034	1,000	1,184,240
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.00%	02/01/2019	1,000	1,108,480
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.38%	02/01/2029	2,000	2,195,420
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.50%	02/01/2038	3,000	3,330,390
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, Health Facilities RB	5.00%	05/01/2028	2,000	2,129,940
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/2039	1,000	1,085,900
Series 2013 A, Ref. Hospital RB	5.25%	08/01/2030	3,850	4,446,019
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/2032	713	737,290
Series 2012, Ref. Sub. CAB RB(g)	0.00%	11/15/2047	293	31,008
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/2026	500	502,030
South Carolina (State of) Public Service Authority;
Series 2008 A, RB(b)(c)	5.50%	01/01/2019	160	181,525
Series 2008 A, RB(b)(c)	5.50%	01/01/2019	1,840	2,084,738
Series 2016 A, Ref. RB	5.00%	12/01/2035	6,250	7,298,125
Spartanburg (County of) Regional Health Services District; Series 2008 D, Ref. RB (INS–AGC)(a)	5.25%	04/15/2022	4,465	4,856,982
				40,036,633

South Dakota–0.96%
Rapid City (City of); Series 2011 A, Ref. Airport RB	6.75%	12/01/2031	1,500	1,718,385
South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2012 A, RB	5.00%	07/01/2042	4,000	4,375,280
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2045	10,000	11,339,900
South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB(b)(c)	5.50%	08/01/2018	4,000	4,454,160
South Dakota (State of) Housing Development Authority (Homeownership Mortgage); Series 2008 G, RB	6.00%	05/01/2028	140	143,269
South Dakota (State of); Series 1993 A, Lease Revenue Trust Ctfs.(b)	6.70%	09/01/2017	1,740	1,839,110
				23,870,104

Tennessee–0.40%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance);
Series 2006 A, First Mortgage Hospital RB	5.50%	07/01/2036	1,000	1,013,360
Series 2010, Hospital RB	5.63%	07/01/2030	2,000	2,265,520
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2027	2,000	2,209,220
Series 2012, Ref. & Improvement RB	5.00%	07/01/2032	1,500	1,628,190
Series 2012, Ref. & Improvement RB	5.00%	07/01/2037	1,100	1,179,123
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.);
Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/2034	500	522,310
Series 2014, Residential Care Facility Mortgage RB	5.25%	12/01/2044	1,165	1,208,350
				10,026,073

Texas–10.23%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(f)	4.85%	04/01/2021	3,615	3,629,821
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(f)(h)	6.50%	11/01/2029	430	85,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.00%	03/01/2034	$1,000	$1,061,270
Beaumont (City of); Series 2008, Limited Tax GO Ctfs.(b)(c)	5.00%	03/01/2017	1,000	1,045,690
Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Venue RB (INS–BHAC)(a)	5.00%	08/15/2039	1,020	1,108,628
Bexar (County of) Metropolitan Water District; Series 2009, Ref. Waterworks System RB(b)(c)	5.00%	05/01/2019	1,500	1,696,185
Bexar County Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, Hospital RB(b)	7.00%	05/01/2021	500	611,350
Brazoria (County of) Brazos River Harbor Navigation District (The Dow Chemical Co.); Series 2002 A, Environmental Facilities RB(f)	5.95%	05/15/2033	1,100	1,204,852
Brazos Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities RB(c)(f)	5.90%	05/01/2028	1,050	1,128,215
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	4,500	5,175,540
Central Texas Regional Mobility Authority;
Series 2011, Sr. Lien RB	5.75%	01/01/2031	1,000	1,173,620
Series 2011, Sr. Lien RB	6.00%	01/01/2041	5,000	5,930,600
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/2043	2,000	2,384,800
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015 A, Education RB	5.13%	08/15/2030	2,000	2,079,000
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(a)	5.25%	08/15/2034	4,000	4,469,320
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,250	1,331,025
Series 2014 A, Ref. RB	5.25%	09/01/2044	1,500	1,606,125
Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds(b)(c)	5.00%	02/15/2018	2,840	3,081,940
Galena Park Independent School District; Series 1996, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(g)	0.00%	08/15/2023	2,000	1,750,880
Grand Parkway Transportation Corp.; Series 2013 B, Sub. Tier Toll RB	5.25%	10/01/2051	14,360	16,342,542
Harris (County of);
Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/15/2031	6,665	8,831,458
Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/2031	2,920	3,286,723
Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/2038	1,000	1,112,540
Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB	5.38%	11/15/2028	825	910,536
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.25%	11/15/2035	1,100	1,239,106
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(b)(c)	7.25%	12/01/2018	1,000	1,178,130
Harris County Health Facilities Development Corp. (TECO);
Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/2026	3,860	4,245,691
Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/2027	3,180	3,488,810
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/2023	1,805	1,850,486
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(a)(g)	0.00%	09/01/2026	8,750	6,396,162
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(a)(g)	0.00%	09/01/2027	3,600	2,496,096
Houston (City of); Series 2009 A, Ref. Sr. Lien Airport System RB	5.50%	07/01/2034	875	963,760
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011, RB(b)(c)	6.50%	05/15/2021	935	1,192,219
Series 2011, RB	6.50%	05/15/2031	805	959,391
Series 2011 A, RB(b)(c)	6.88%	05/15/2021	1,700	2,199,902
Houston Independent School District; Series 2008, Schoolhouse Limited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2026	6,875	7,173,994
Laredo Community College District; Series 2010, Combined Fee RB (INS–AGM)(a)	5.25%	08/01/2035	1,000	1,149,800
Love Field Airport Modernization Corp. (Southwest Airlines Co.);
Series 2010, Special Facilities RB	5.25%	11/01/2040	1,000	1,107,480
Series 2012, Special Facilities RB(f)	5.00%	11/01/2028	2,000	2,238,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Lower Colorado River Authority;
Series 2012 A, Ref. RB(b)(c)	5.00%	05/15/2022	$10	$12,223
Series 2012 A, Ref. RB	5.00%	05/15/2030	4,585	5,296,500
Lubbock Health Facilities Development Corp. (Carillon Senior LifeCare Community); Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/2036	4,000	4,064,040
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB(b)(c)	6.00%	02/15/2019	2,500	2,873,900
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.);
Series 2014, Ref. RB	5.13%	02/15/2030	1,750	1,937,740
Series 2014, Ref. RB	5.13%	02/15/2042	2,000	2,147,140
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2043	2,350	2,724,989
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/2046	3,000	3,181,170
Newark Cultural Education Facilities Finance Corp. (A.W. Brown-Fellowship Leadership); Series 2012, Lease RB	6.00%	08/15/2042	2,330	2,382,611
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/2021	1,000	1,118,250
Series 2008, Ref. First Tier RB(b)(c)	6.00%	01/01/2018	1,755	1,925,147
Series 2008, Ref. First Tier RB	6.00%	01/01/2023	245	266,697
Series 2008, Ref. First Tier RB (INS–AGC)(a)	5.63%	01/01/2033	945	1,020,987
Series 2008, Ref. First Tier System RB(b)(c)	5.63%	01/01/2018	805	877,539
Series 2008, Ref. First Tier System RB(b)(c)	5.63%	01/01/2018	1,595	1,738,725
Series 2008, Ref. First Tier System RB	5.63%	01/01/2033	1,905	2,049,132
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/2028	12,800	8,672,896
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/2029	2,165	1,405,237
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/2031	4,710	2,820,772
Series 2008 K-1, Ref. First Tier System RB (INS–AGC)(a)	5.75%	01/01/2038	1,630	1,822,275
Series 2011, Ref. First Tier System RB	5.00%	01/01/2038	1,000	1,102,210
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS–AGC)(a)	5.13%	02/15/2031	1,000	1,108,790
Pflugerville (City of);
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.30%	08/01/2031	860	974,535
Series 2009, Limited Tax GO Ctfs. (INS–AGC)(a)	5.38%	08/01/2032	755	852,637
Pharr-San Juan-Alamo Independent School District; Series 2006, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.13%	02/01/2024	440	442,970
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB(c)(e)(f)	7.25%	02/13/2020	4,000	3,997,960
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	850	988,491
Series 2014 B-1, TEMPS-75SM Retirement Facility RB	6.13%	11/15/2020	1,325	1,327,226
Red River Health Facilities Development Corp. (Parkview on Hollybrook); Series 2013 A, First Mortgage RB(h)	6.38%	07/01/2033	1,470	881,059
Richardson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds	5.25%	02/15/2033	1,000	1,083,730
Sachse (City of);
Series 2009, Ref. & Improvement Limited Tax GO Bonds(b)(c)	5.25%	02/15/2019	105	118,803
Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(a)	5.25%	02/15/2031	395	439,520
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS–AGM)(a)	5.00%	10/01/2032	1,250	1,387,700
Series 2011, Special Project RB (INS–AGM)(a)	5.00%	10/01/2037	1,000	1,110,160
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB	6.13%	11/15/2029	2,000	2,213,020
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.75%	11/15/2037	345	353,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.);
Series 2007, Retirement Facility RB	5.00%	11/15/2017	$500	$524,600
Series 2007, Retirement Facility RB	5.25%	11/15/2037	4,000	4,185,720
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/2025	2,200	2,247,300
Series 2007, Retirement Facility RB	5.75%	02/15/2029	1,500	1,526,610
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health);
Series 2008, Ref. RB(b)(c)	5.75%	07/01/2016	30	30,477
Series 2008, Ref. RB(b)(c)	6.50%	01/01/2019	875	1,011,623
Series 2008, Ref. RB (INS–AGC)(a)	5.75%	07/01/2018	1,690	1,794,459
Series 2008, Ref. RB (INS–AGC)(a)	6.50%	07/01/2037	3,375	3,804,975
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/2017	2,700	2,815,479
Texas (State of) Department of Housing & Community Affairs; Series 1992 C-2, Regular Residual Interest Home Mortgage RB (CEP–GNMA)(f)(n)	13.45%	07/02/2024	125	131,813
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. CAB RB(g)	0.00%	08/15/2036	7,670	3,315,664
Series 2015 B, Ref. CAB RB(g)	0.00%	08/15/2037	9,995	4,065,966
Texas (State of) Transportation Commission;
Series 2006 A, State Highway Fund First Tier RB(b)(c)	5.00%	04/01/2016	2,000	2,008,580
Series 2008, Mobility Fund Unlimited Tax GO Bonds(b)(c)(d)	5.00%	04/01/2018	3,650	3,980,470
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB(b)(g)	0.00%	08/15/2027	30	23,393
Series 2002 A, First Tier CAB RB (INS–BHAC)(a)(g)	0.00%	08/15/2027	970	701,932
Texas A&M University System Board of Regents; Series 2009 A, Financing System RB	5.00%	05/15/2025	1,610	1,821,731
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	7,535	9,194,056
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2023	2,000	2,329,740
Series 2012, Gas Supply RB	5.00%	12/15/2028	6,310	7,126,135
Series 2012, Gas Supply RB	5.00%	12/15/2031	1,875	2,082,075
Series 2012, Gas Supply RB	5.00%	12/15/2032	3,865	4,284,391
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	5,460	6,452,410
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB(f)	7.00%	12/31/2038	3,475	4,368,388
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/2027	1,325	1,433,372
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, Hospital RB	5.13%	07/01/2022	1,655	1,923,838
Series 2011, Hospital RB	5.25%	07/01/2023	2,000	2,310,020
University of Houston; Series 2009, Ref. Consolidated RB	5.00%	02/15/2029	1,000	1,110,420
Victoria Independent School District; Series 2008, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/2023	1,790	1,937,084
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. Lease RB (INS–AMBAC)(a)	5.38%	11/15/2024	1,300	1,314,092
				255,494,725

Utah–0.10%
Pleasant Grove (City of); Series 2008, Water RB (INS–AGM)(a)	5.25%	12/01/2033	710	781,135
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/2038	600	615,984
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB(b)(c)	5.00%	06/15/2018	1,050	1,154,632
				2,551,751

Vermont–0.32%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/2039	1,275	1,426,636
Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.); Series 2010, Recovery Zone Facility Bonds	5.00%	12/15/2020	1,250	1,454,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Vermont–(continued)
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/2036	$3,300	$3,328,182
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB(b)(c)	5.00%	06/01/2018	1,565	1,715,928
				7,924,771

Virgin Islands–0.19%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	3,600	4,010,976
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	750	816,525
				4,827,501

Virginia–1.51%
Hampton Roads Sanitation District; Series 2008, Wastewater RB	5.00%	04/01/2038	2,000	2,158,800
Loudoun (County of) Industrial Development Authority (Loudoun County Day School, Inc.); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(i)(j)	0.01%	03/01/2038	11,550	11,550,000
Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB(b)(c)	6.00%	12/01/2018	1,000	1,145,270
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(f)	5.00%	07/01/2027	4,465	4,877,075
Series 2012, Sr. Lien RB(f)	5.50%	01/01/2042	4,920	5,465,972
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB(f)	5.00%	07/01/2034	6,735	7,312,189
Series 2012, Sr. Lien RB(f)	5.00%	01/01/2040	2,535	2,744,290
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.50%	07/01/2029	2,000	2,288,600
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/2017	278	285,734
				37,827,930

Washington–2.41%
FYI Properties (Washington State District); Series 2009, Lease RB	5.50%	06/01/2039	1,000	1,122,370
Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/2028	950	972,601
King (County of) Housing Authority (Egis Housing Program); Series 2007, Capital Fund Program RB(b)(c)(f)	5.30%	06/01/2017	1,025	1,077,254
King (County of) Public Hospital District No. 1; Series 2008 A, Limited Tax GO Bonds (INS–AGC)(a)	5.25%	12/01/2028	3,575	3,902,613
Klickitat (County of) Public Utility District No. 1;
Series 2006 B, Ref. RB(b)(c)	5.00%	12/01/2016	1,840	1,903,977
Series 2006 B, Ref. RB(b)(c)	5.00%	12/01/2016	1,755	1,816,021
Series 2006 B, Ref. RB (INS–NATL)(a)	5.00%	12/01/2023	260	268,944
Series 2006 B, Ref. RB (INS–NATL)(a)	5.00%	12/01/2024	245	253,357
Seattle (City of);
Series 2008, Drainage & Wastewater RB	5.00%	06/01/2025	2,450	2,682,235
Series 2008, Ref. & Improvement Municipal Light & Power RB(b)(c)	5.75%	04/01/2019	2,000	2,302,100
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center);
Series 2011, RB	5.63%	01/01/2035	1,250	1,403,600
Series 2011, RB	6.00%	01/01/2031	1,500	1,724,160
Washington (State of) Health Care Facilities Authority (MultiCare Health System);
Series 2004 A, RB(b)(c)	5.25%	08/15/2018	1,000	1,110,760
Series 2008 B, RB(b)(c)	6.00%	08/15/2019	2,000	2,352,060
Washington (State of) Health Care Facilities Authority (Providence Health); Series 2006 D, RB (INS–AGM)(a)	5.25%	10/01/2033	5,000	5,493,300
Washington (State of) Higher Education Facilities Authority (Whitworth University);
Series 2009, Ref. RB	5.38%	10/01/2029	500	552,660
Series 2009, Ref. RB	5.63%	10/01/2040	1,500	1,667,280
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(e)	6.50%	07/01/2030	800	838,104
Series 2015 A, RB(e)	6.75%	07/01/2035	820	861,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Housing Finance Commission (Wesley Homes); Series 2008, Non-Profit CR RB(e)	6.00%	01/01/2027	$1,100	$1,146,904
Washington (State of);
Series 2007 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(b)(c)	5.00%	07/01/2017	2,250	2,384,775
Series 2010 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(d)	5.00%	08/01/2030	21,500	24,264,040
				60,100,714

West Virginia–0.26%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(f)	5.50%	10/15/2037	1,000	1,043,450
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB	5.85%	06/01/2034	250	255,253
Pleasants (County of) Commission (Allegheny Energy Supply Co., LLC Pleasants Station); Series 2007 F, Ref. PCR	5.25%	10/15/2037	1,125	1,171,991
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(e)(f)	6.75%	02/01/2026	4,035	4,026,284
				6,496,978

Wisconsin–1.28%
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(f)	5.38%	11/01/2021	2,000	2,126,800
Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/2028	1,250	1,192,563
Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/2030	1,500	1,662,540
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/2034	750	810,495
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.);
Series 2011 A, RB(b)(c)	5.50%	05/01/2021	2,000	2,446,340
Series 2011 A, RB(b)(c)	5.75%	05/01/2021	1,000	1,235,720
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group);
Series 2009, RB(b)(c)	6.38%	02/15/2019	500	581,850
Series 2009, RB(b)(c)	6.63%	02/15/2019	1,000	1,171,000
Wisconsin (State of) Health & Educational Facilities Authority (Rogers Memorial Hospital Inc.); Series 2014, Ref. RB	5.00%	07/01/2044	3,125	3,426,969
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(f)	5.30%	09/01/2023	1,680	1,746,326
Wisconsin (State of) Public Finance Authority (Central District Development); Series 2016, Lease Development RB	5.00%	03/01/2032	4,315	5,134,246
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	1,955	2,020,942
Wisconsin (State of);
Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/2025	2,355	2,683,051
Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/2028	5,000	5,716,900
				31,955,742

Wyoming–0.41%
Campbell (County of) (Basin Electric Power Cooperative); Series 2009 A, Solid Waste Facilities RB	5.75%	07/15/2039	4,000	4,535,640
Sweetwater (County of) (FMC Corp.); Series 2005, Ref. Solid Waste Disposal RB(f)	5.60%	12/01/2035	2,005	2,012,439
West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/2031	1,000	1,158,150
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.50%	01/01/2033	2,360	2,536,339
				10,242,568
TOTAL INVESTMENTS(p)–109.41% (Cost $2,502,123,593)				2,732,045,706
FLOATING RATE NOTE OBLIGATIONS–(10.00)%
Notes with interest and fee rates ranging from 0.53% to 0.83% at 02/29/2016 and contractual maturities of collateral ranging from 05/15/2023 to 06/15/2045 (See Note 1J)(q)				(249,780,000)
OTHER ASSETS LESS LIABILITIES–0.59%				14,738,454
NET ASSETS–100.00%				$2,497,004,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Municipal Income Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CARS	– Convertible Auction Rate Security
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance Co.
Conv.	– Convertible
COP	– Certificates of Participation
CR	– Custodial Receipts
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FTA	– Federal Transit Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds

INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $73,636,978, which represented 2.95% of the Fund’s Net Assets.
(f)	Security subject to the alternative minimum tax.
(g)	Zero coupon bond issued at a discount.
(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2016 was $4,407,271, which represented less than 1% of the Fund’s Net Assets.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(l)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $13,050,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(m)	Security subject to crossover refunding.
(n)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $6,898,309, which represented less than 1% of the Fund’s Net Assets.
(o)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(p)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	6.5%
Assured Guaranty Corp.	6.5

(q)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2016. At February 29, 2016, the Fund’s investments with a value of $434,285,237 are held by TOB Trusts and serve as collateral for the $249,780,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $2,502,123,593)	$2,732,045,706
Cash	6,813,506
Receivable for:
Investments sold	762,974
Fund shares sold	5,715,398
Interest	30,400,193
Investment for trustee deferred compensation and retirement plans	314,910
Other assets	69,506
Total assets	2,776,122,193

Liabilities:
Floating rate note obligations	249,780,000
Payable for:
Investments purchased	23,206,574
Fund shares reacquired	1,501,881
Dividends	3,284,438
Accrued fees to affiliates	788,931
Accrued trustees’ and officers’ fees and benefits	5,813
Accrued other operating expenses	90,150
Trustee deferred compensation and retirement plans	460,246
Total liabilities	279,118,033
Net assets applicable to shares outstanding	$2,497,004,160

Net assets consist of:
Shares of beneficial interest	$2,474,050,089
Undistributed net investment income	9,182,070
Undistributed net realized gain (loss)	(216,150,112)
Net unrealized appreciation	229,922,113
$2,497,004,160

Net Assets:
Class A	$1,766,101,769
Class B	$9,619,436
Class C	$156,711,827
Class Y	$449,881,550
Investor Class	$114,689,578

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	128,898,837
Class B	703,644
Class C	11,491,676
Class Y	32,839,986
Investor Class	8,363,697
Class A:
Net asset value per share	$13.70
Maximum offering price per share
(Net asset value of $13.70 ÷ 95.75%)	$14.31
Class B:
Net asset value and offering price per share	$13.67
Class C:
Net asset value and offering price per share	$13.64
Class Y:
Net asset value and offering price per share	$13.70
Investor Class:
Net asset value and offering price per share	$13.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Municipal Income Fund

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$122,386,487

Expenses:
Advisory fees	10,805,348
Administrative services fees	474,932
Custodian fees	48,561
Distribution fees:
Class A	4,179,362
Class B	109,895
Class C	1,262,349
Investor Class	167,053
Interest, facilities and maintenance fees	1,786,723
Transfer agent fees	1,699,796
Trustees’ and officers’ fees and benefits	85,082
Other	992,841
Total expenses	21,611,942
Net investment income	100,774,545

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(156,411)
Change in net unrealized appreciation (depreciation) of investment securities	(8,263,717)
Net realized and unrealized gain (loss)	(8,420,128)
Net increase in net assets resulting from operations	$92,354,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$100,774,545	$96,248,622
Net realized gain (loss)	(156,411)	(2,076,351)
Change in net unrealized appreciation (depreciation)	(8,263,717)	83,043,631
Net increase in net assets resulting from operations	92,354,417	177,215,902

Distributions to shareholders from net investment income:
Class A	(70,768,007)	(67,584,908)
Class B	(383,142)	(492,663)
Class C	(4,385,160)	(3,468,442)
Class Y	(18,916,665)	(18,536,970)
Investor Class	(5,000,414)	(4,930,462)
Total distributions from net investment income	(99,453,388)	(95,013,445)

Share transactions–net:
Class A	110,973,365	33,606,178
Class B	(3,154,220)	(3,310,273)
Class C	43,409,027	15,259,659
Class Y	23,941,589	509,704
Investor Class	(2,115,600)	700,618
Net increase in net assets resulting from share transactions	173,054,161	46,765,886
Net increase in net assets	165,955,190	128,968,343

Net assets:
Beginning of year	2,331,048,970	2,202,080,627
End of year (includes undistributed net investment income of $9,182,070 and $8,992,764, respectively)	$2,497,004,160	$2,331,048,970

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

40                         Invesco Municipal Income Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

41                         Invesco Municipal Income Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

42                         Invesco Municipal Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 29, 2016, the effective advisory fees incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit annual fund expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.50%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Investor Class shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A and Investor Class average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A and Investor Class shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2016, IDI advised the Fund that IDI retained $348,307 in front-end sales commissions from the sale of Class A shares and $22,991, $5,409 and $6,788 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

43                         Invesco Municipal Income Fund

As of February 29, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016 the Fund engaged in securities purchases of $41,820,455 and securities sales of $2,500,016, which did not result in any realized gain (loss).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2016 were $246,349,583 and 0.70%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income	$99,453,388	$95,013,445

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$3,395,630
Net unrealized appreciation — investments	237,244,632
Temporary book/tax differences	(502,600)
Capital loss carryforward	(217,183,591)
Shares of beneficial interest	2,474,050,089
Total net assets	$2,497,004,160

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to defaulted bonds, amortization differences and TOBs.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

44                         Invesco Municipal Income Fund

The Fund has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$98,220,453	$—	$98,220,453
February 28, 2018	22,264,986	—	22,264,986
February 28, 2019	21,329,984	—	21,329,984
Not subject to expiration	21,619,881	53,748,287	75,368,168
	$163,435,304	$53,748,287	$217,183,591

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2016 was $481,488,779 and $306,676,579, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$244,126,435
Aggregate unrealized (depreciation) of investment securities	(6,881,803)
Net unrealized appreciation of investment securities	$237,244,632

Cost of investments for tax purposes is $2,494,801,074.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of federal income taxes paid, defaulted bonds and expired capital loss carryforward, on February 29, 2016, undistributed net investment income was decreased by $1,131,851, undistributed net realized gain (loss) was increased by $12,723,046 and shares of beneficial interest was decreased by $11,591,195. This reclassification had no effect on the net assets of the Fund.

45                         Invesco Municipal Income Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended
	February 29, 2016(a)		February 28, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	19,363,432	$263,536,124	14,906,377	$202,579,588
Class B	23,116	314,138	26,001	351,855
Class C	5,125,004	69,474,989	2,270,887	30,824,630
Class Y	5,313,033	72,317,369	3,287,557	44,747,421
Investor Class	370,105	5,048,365	400,567	5,455,943

Issued as reinvestment of dividends:
Class A	3,409,152	46,352,441	3,150,443	42,849,276
Class B	17,329	235,050	21,477	291,234
Class C	221,121	2,993,832	165,994	2,248,056
Class Y	799,831	10,873,502	767,506	10,437,921
Investor Class	271,854	3,698,643	271,757	3,699,504

Automatic conversion of Class B shares to Class A shares:
Class A	118,246	1,607,552	142,276	1,931,959
Class B	(118,507)	(1,607,552)	(142,637)	(1,931,959)

Reacquired:
Class A	(14,764,371)	(200,522,752)	(15,745,680)	(213,754,645)
Class B	(154,756)	(2,095,856)	(149,626)	(2,021,403)
Class C	(2,148,712)	(29,059,794)	(1,319,279)	(17,813,027)
Class Y	(4,370,640)	(59,249,282)	(4,035,085)	(54,675,638)
Investor Class	(798,418)	(10,862,608)	(622,887)	(8,454,829)
Net increase in share activity	12,676,819	$173,054,161	3,395,648	$46,765,886

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

46                         Invesco Municipal Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/29/16	$13.75	$0.59	$(0.06)	$0.53	$(0.58)	$13.70	3.94%	$1,766,102	0.93	%(d)	0.93	%(d)	0.85	%(d)	4.29	%(d)	12%
Year ended 02/28/15	13.25	0.58	0.49	1.07	(0.57)	13.75	8.20	1,660,106	0.93		0.93		0.87		4.24		10
Year ended 02/28/14	13.99	0.58	(0.76)	(0.18)	(0.56)	13.25	(1.16)	1,567,766	0.90		0.90		0.81		4.42		8
Year ended 02/28/13	13.69	0.58	0.30	0.88	(0.58)	13.99	6.56	1,543,852	0.87		0.87		0.81		4.20		11
Year ended 02/29/12	12.54	0.60	1.17	1.77	(0.62)	13.69	14.47	1,486,245	0.90		0.90		0.83		4.58		15
Class B
Year ended 02/29/16	13.71	0.48	(0.05)	0.43	(0.47)	13.67	3.24	9,619	1.68	(d)	1.68	(d)	1.60	(d)	3.54	(d)	12
Year ended 02/28/15	13.22	0.48	0.48	0.96	(0.47)	13.71	7.33	12,843	1.68		1.68		1.62		3.49		10
Year ended 02/28/14	13.97	0.48	(0.77)	(0.29)	(0.46)	13.22	(1.99)	15,617	1.65		1.65		1.56		3.67		8
Year ended 02/28/13	13.66	0.48	0.31	0.79	(0.48)	13.97	5.85	19,985	1.62		1.62		1.56		3.45		11
Year ended 02/29/12	12.52	0.50	1.16	1.66	(0.52)	13.66	13.56	23,656	1.65		1.65		1.58		3.83		15
Class C
Year ended 02/29/16	13.68	0.48	(0.05)	0.43	(0.47)	13.64	3.24	156,712	1.68	(d)	1.68	(d)	1.60	(d)	3.54	(d)	12
Year ended 02/28/15	13.19	0.48	0.48	0.96	(0.47)	13.68	7.34	113,479	1.68		1.68		1.62		3.49		10
Year ended 02/28/14	13.94	0.48	(0.77)	(0.29)	(0.46)	13.19	(2.00)	94,658	1.65		1.65		1.56		3.67		8
Year ended 02/28/13	13.64	0.48	0.30	0.78	(0.48)	13.94	5.77	79,577	1.62		1.62		1.56		3.45		11
Year ended 02/29/12	12.50	0.50	1.16	1.66	(0.52)	13.64	13.58	68,495	1.65		1.65		1.58		3.83		15
Class Y
Year ended 02/29/16	13.74	0.62	(0.05)	0.57	(0.61)	13.70	4.27	449,882	0.68	(d)	0.68	(d)	0.60	(d)	4.54	(d)	12
Year ended 02/28/15	13.25	0.61	0.48	1.09	(0.60)	13.74	8.39	427,397	0.68		0.68		0.62		4.49		10
Year ended 02/28/14	13.98	0.62	(0.75)	(0.13)	(0.60)	13.25	(0.84)	411,718	0.65		0.65		0.56		4.67		8
Year ended 02/28/13	13.68	0.62	0.30	0.92	(0.62)	13.98	6.82	462,658	0.62		0.62		0.56		4.45		11
Year ended 02/29/12	12.53	0.64	1.16	1.80	(0.65)	13.68	14.76	477,455	0.65		0.65		0.58		4.83		15
Investor Class
Year ended 02/29/16	13.76	0.60	(0.06)	0.54	(0.59)	13.71	4.06 (e)	114,690	0.82	(d)(e)	0.82	(d)(e)	0.74	(d)(e)	4.40	(d)(e)	12
Year ended 02/28/15	13.26	0.59	0.49	1.08	(0.58)	13.76	8.31 (e)	117,224	0.81	(e)	0.81	(e)	0.75	(e)	4.36	(e)	10
Year ended 02/28/14(f)	13.14	0.37	0.11	0.48	(0.36)	13.26	3.75	112,322	0.82	(g)	0.82	(g)	0.73	(g)	4.50	(g)	8

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2014, the portfolio turnover calculation excludes securities purchased of $477,613,840 and sold of $105,913,153 in effort to realign the Fund’s portfolio after the reorganization of Invesco Municipal Bond Fund into the Fund. For the year ended February 29, 2012, the portfolio turnover calculation excludes securities purchased of $1,346,611,089 and sold of $222,312,073 in effort to realign the fund’s portfolio after the reorganization of Invesco Van Kampen Insured Tax Free Fund and Invesco Tax-Exempt Securities Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,671,745, $10,989, $126,235, $421,740 and $114,924 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.14% and 0.13% for the years ended February 29, 2016 and February 28, 2015.
(f)	Commencement date of July 15, 2013.
(g)	Annualized.

47                         Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

48                         Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/29/16)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,036.40	$4.86	$1,020.09	$4.82	0.96%
B	1,000.00	1,032.60	8.64	1,016.36	8.57	1.71
C	1,000.00	1,032.70	8.64	1,016.36	8.57	1.71
Y	1,000.00	1,037.70	3.60	1,021.33	3.57	0.71
Investor	1,000.00	1,037.00	4.25	1,020.69	4.22	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2015 through February 29, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

49                         Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

50                         Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Municipal Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                         VK-MINC-AR-1                                                          Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2016

Invesco New York Tax Free Income Fund
Nasdaq:
A: VNYAX ■ B: VBNYX ■ C: VNYCX ■ Y: VNYYX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco New York Tax Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2016, Class A shares of Invesco New York Tax Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/15 to 2/29/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.73%
Class B Shares	3.79
Class C Shares	3.02
Class Y Shares	3.99
S&P Municipal Bond Index▼ (Broad Market Index)	3.78
S&P Municipal Bond New York 5+ Year Investment Grade Index▼ (Style-Specific Index)	4.87
Lipper New York Municipal Debt Funds Index¢ (Peer Group Index)	3.48

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

New York benefits from a broad-based and well-diversified economy, with a median household income higher than that of the US national median income.1 New York’s economy is subject to volatility due to the significance of the financial services industry to its economic base.1 New York’s gross domestic product, the value of all goods and services produced in the state, totaled $1.45 trillion in the second quarter of 2015, the third-highest in the US.1 The state’s unemployment rate as of December 2015 was 4.8%, slightly lower than the national rate of 5.0%.2 New York has improved its financial management practices in recent years by submitting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding expenditure growth. Although New York’s financial performance was strained during the recession of 2007-2009, its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. New York’s current financial position was sound.

    The municipal market benefited from a number of favorable technical factors during the fiscal year ended February 29, 2016, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing asset class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.3 For the fiscal year, the S&P Municipal Bond Index, which represents the performance of municipal bonds, returned 3.78%.4

    The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015. Dominating municipal headlines were the budget impasses in Illinois and Pennsylvania, Chicago’s unfunded pension liabilities and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance.

    Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices, supported increased demand for municipals during the reporting period. Municipal bond prices further benefited from low supply during the reporting period. New money issuance in the tax-exempt market totaled just $150 billion in 2015, compared to an annual average of nearly $200 billion over the last 20 years.5 Under normal market conditions, new money tends to comprise the majority of total bond issuance. However, since 2012, refinancings have represented the bulk of total new issuance.5

    Security selection in below-investment-grade bonds contributed to the Fund’s performance relative to its style-specific benchmark. On a sector level, bond selection and overweight allocation to the tobacco and hospital sectors benefited the Fund’s relative performance.

    Detracting from relative performance was the Fund’s allocation to shorter-maturity bonds, as the long end of the municipal yield curve outperformed over the fiscal year. Holdings in higher-rated issues detracted from relative performance. An overweight allocation and security selection in the pre-refunded/ escrowed-to-maturity sector also detracted from relative performance.

    During the reporting period, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	85.6%
General Obligation Bonds	2.4
Pre-Refunded Bonds	6.3
Other	5.7

Top Five Debt Holdings

1. New York (State of) Dormitory Authority (Cornell University); Series 2006 A	2.8%
2. New York (City of); Subseries 2011 D-3-B	2.4
3. Sales Tax Asset Receivable Corp.; Series 2014 A	2.0
4. Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A	1.9
5. Triborough Bridge & Tunnel Authority; Series 2013 C	1.9

Total Net Assets	$171.4 million

Total Number of Holdings	168

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2016.

4                Invesco New York Tax Free Income Fund

securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly known as the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. These rules may preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. To ensure compliance with the Volcker Rule, TOB market participants, including the Fund and the Adviser, have developed a new TOB structure. There can be no assurances that the new TOB structure will continue to be a viable option for leverage. For more information, please see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco New York Tax Free Income Fund and for sharing our long-term investment horizon.

1	Source: Bureau of Economic Analysis
2	Source: Bureau of Labor Statistics
3	Source: Barclays
4	Source: Standard & Poor’s
5	Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for the Invesco municipal bond team, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2016 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010.
Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                Invesco New York Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco New York Tax Free Income Fund

Average Annual Total Returns
As of 2/29/16, including maximum applicable sales charges

Class A Shares
Inception (7/29/94)	5.14%
10 Years	3.69
5 Years	5.04
1 Year	-0.68

Class B Shares
Inception (7/29/94)	5.06%
10 Years	4.03
5 Years	5.76
1 Year	-1.21

Class C Shares
Inception (7/29/94)	4.58%
10 Years	3.38
5 Years	5.18
1 Year	2.02

Class Y Shares
10 Years	4.28%
5 Years	6.21
1 Year	3.99

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen New York Tax-Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund (renamed Invesco New York Tax Free Income Fund). Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/29/94)	5.13%
10 Years	3.74
5 Years	4.82
1 Year	-0.81

Class B Shares
Inception (7/29/94)	5.05%
10 Years	4.06
5 Years	5.52
1 Year	-1.40

Class C Shares
Inception (7/29/94)	4.57%
10 Years	3.42
5 Years	4.96
1 Year	1.82

Class Y Shares
10 Years	4.32%
5 Years	5.98
1 Year	3.85

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.03%, 1.03%, 1.78% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco New York Tax Free Income Fund

Invesco New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	High yield (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose some or all of their principal and. In some cases, the Fund could lose money in excess of its investment. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

8                Invesco New York Tax Free Income Fund

■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium- and lower-grade municipal securities before investing in the Fund.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	New York municipal securities risk. The Fund invests primarily in a portfolio of New York municipal securities. Because the Fund invests substantially all of its assets in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance. More detailed information concerning New York municipal securities and the State of New York is set forth in the Statement of Additional Information.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond New York 5+ Year Investment Grade Index is composed of market value-weighted investment grade US municipal bonds that seek to measure the performance of New York issued US municipals with maturities equal to or greater than five years.
■	The Lipper New York Municipal Debt Funds Index is composed of funds that invest primarily in municipal debt issues that are exempt from taxation in New York.

continued on page 6

9                Invesco New York Tax Free Income Fund

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–105.98%
New York–100.50%
Albany (City of) Industrial Development Agency (Albany Law School University); Series 2007 A, Civic Facility RB	5.00%	07/01/2031	$1,000	$1,040,700
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 D, Civic Facility RB(a)(b)	5.75%	11/15/2017	400	434,976
Albany (County of) Airport Authority; Series 2010 A, Ref. RB (INS–AGM)(c)	5.00%	12/15/2025	500	574,635
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB(a)(b)	6.25%	11/15/2020	1,000	1,243,740
Battery Park City Authority; Series 2009 B, Sr. RB	5.00%	11/01/2034	500	569,590
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(d)	0.00%	07/15/2034	3,685	1,635,292
Series 2009, PILOT RB	6.25%	07/15/2040	685	792,113
Series 2009, RB	6.38%	07/15/2043	475	551,114
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB	5.25%	07/01/2035	1,000	1,165,640
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,124,931
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	500	533,400
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2041	915	1,017,892
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Solid Waste Disposal RB(e)(f)	5.00%	01/01/2035	1,100	1,188,737
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/2032	350	389,526
Series 2012, RB	5.00%	08/01/2042	1,750	1,901,865
Build NYC Resource Corp.; Series 2015, RB	5.00%	07/01/2045	1,160	1,313,340
Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2014 A, RB	5.00%	07/01/2044	600	668,940
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/2033	1,000	1,012,960
Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A, School Facility RB(g)	5.25%	05/01/2030	2,850	3,325,808
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,275	1,246,147
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB	5.75%	07/01/2039	1,340	1,495,065
Hudson Yards Infrastructure Corp.; Series 2011 A, RB	5.75%	02/15/2047	1,400	1,628,522
Livingston (County of) Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, Civic Facility RB	6.00%	07/01/2030	1,000	1,004,500
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(c)(d)	0.00%	06/01/2018	2,000	1,947,540
Series 2008 A, Electric System General RB (INS–BHAC)(c)	5.50%	05/01/2033	355	405,119
Metropolitan Transportation Authority;
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/2027	615	711,721
Series 2009 B, Dedicated Tax Fund RB	5.00%	11/15/2034	1,500	1,702,320
Series 2012 H, RB	5.00%	11/15/2030	750	894,465
Series 2013 E, RB	5.00%	11/15/2030	1,000	1,189,070
Subseries 2014 D-1, Transportation RB	5.25%	11/15/2044	800	938,392
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB	5.50%	10/01/2041	370	408,243
Monroe County Industrial Development Corp. (University of Rochester); Series 2011 A, RB	5.00%	07/01/2036	875	1,000,869
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	180	179,503
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/2049	65	3,735
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/2027	930	1,060,228
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association); Series 2012, Ref. RB	5.00%	07/01/2037	750	818,993
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	1,000	1,002,010
New York & New Jersey (States of) Port Authority (194th Series); Series 2015, Ref. RB	5.00%	10/15/2041	2,000	2,341,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, Special Obligation RB (INS–NATL)(c)(e)	5.75%	12/01/2022	$2,000	$2,044,520
Series 2010, Special Obligation RB	6.00%	12/01/2042	860	1,013,140
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(c)	5.25%	11/01/2037	1,300	1,388,114
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS–AMBAC)(c)	5.00%	01/01/2036	1,140	1,167,485
New York (City of) Municipal Water Finance Authority; Series 2014 EE, Ref. Water & Sewer System RB	5.00%	06/15/2045	440	506,968
New York (City of) Municipal Water Finance Authority;
Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/2040	2,000	2,271,960
Subseries 2011 A-1, VRD Water & Sewer System RB(h)	0.01%	06/15/2044	1,000	1,000,000
New York (City of) Transitional Finance Authority;
Series 2009 S-1, Building Aid RB	5.50%	07/15/2038	500	551,760
Series 2009 S-2, Building Aid RB	6.00%	07/15/2033	850	951,779
Series 2009 S-3, Building Aid RB(g)	5.25%	01/15/2027	1,310	1,476,920
Series 2009 S-3, Building Aid RB(g)	5.25%	01/15/2039	1,000	1,110,390
Series 2009 S-5, Building Aid RB	5.00%	01/15/2031	595	657,314
Subseries 2009 A-1, Future Tax Sec. RB(g)	5.00%	05/01/2028	755	854,139
Subseries 2009 A-1, Future Tax Sec. RB(g)	5.00%	05/01/2029	605	683,426
Subseries 2009 A-1, Future Tax Sec. RB(g)	5.00%	05/01/2030	605	677,751
Subseries 2011 E, Future Tax Sec. RB	5.00%	11/01/2024	660	786,139
New York (City of) Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,146,550
New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/2039	850	953,751
New York (City of) Trust for Cultural Resources (The Museum of Modern Art); Series 2008 1A, Ref. RB	5.00%	04/01/2031	800	876,392
New York (City of);
Subseries 2008 F-1, Unlimited Tax GO Bonds	5.50%	11/15/2028	1,750	1,975,680
Subseries 2008 G-1, Unlimited Tax GO Bonds(a)(b)	6.25%	12/15/2018	390	450,275
Subseries 2008 G-1, Unlimited Tax GO Bonds	6.25%	12/15/2035	10	11,540
Subseries 2008 I-1, Unlimited Tax GO Bonds(a)(b)	5.00%	02/01/2018	245	265,801
Subseries 2008 I-1, Unlimited Tax GO Bonds	5.00%	02/01/2025	160	172,770
Subseries 2011 D-3-B, VRD Unlimited Tax GO Bonds (LOC–Royal Bank of Canada, N.A.)(h)(i)	0.01%	10/01/2039	4,100	4,100,000
New York (Counties of) Tobacco Trust; Subseries 2005 S1, Pass Through CAB RB(d)	0.00%	06/01/2038	4,185	1,077,637
New York (State of) Dormitory Authority (Barnard College); Series 2015 A, Ref. RB	5.00%	07/01/2043	1,185	1,358,034
New York (State of) Dormitory Authority (Brooklyn Law School);
Series 2009, Ref. RB	5.75%	07/01/2033	660	739,774
Series 2012 A, RB	5.00%	07/01/2026	1,000	1,135,020
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/2027	710	923,696
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/2030	750	1,000,268
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/2031	555	746,125
New York (State of) Dormitory Authority (Columbia University); Series 2011 A, Non State Supported Debt RB	5.00%	10/01/2041	1,685	1,951,618
New York (State of) Dormitory Authority (Cornell University); Series 2006 A, RB(g)	5.00%	07/01/2035	4,725	4,798,427
New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB	5.75%	03/15/2036	1,000	1,144,800
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS–NATL)(c)	5.25%	07/01/2028	935	1,122,748
New York (State of) Dormitory Authority (Fordham University);
Series 2008 B, RB (INS–AGC)(c)	5.00%	07/01/2033	500	543,265
Series 2011 A, RB	5.13%	07/01/2029	500	596,770
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,332,574
New York (State of) Dormitory Authority (Manhattan College); Series 2007 A, RB (INS–AGC)(c)	5.00%	07/01/2041	1,150	1,202,589
New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/2029	1,000	1,106,670
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS–NATL)(c)	5.50%	07/01/2023	1,250	1,572,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Mental Health Services);
Series 2007, RB (INS–AGM)(c)	5.00%	02/15/2027	$100	$104,081
Series 2007 F, RB(a)(b)	5.00%	02/15/2017	900	939,744
New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2004, Hospital RB (INS–NATL)(c)	5.00%	08/01/2029	1,000	1,004,110
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/2031	875	977,865
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, Non State Supported Debt RB(a)(b)	5.13%	07/01/2019	1,250	1,421,762
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB	6.00%	07/01/2040	1,500	1,718,535
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS–BHAC)(c)	5.50%	07/01/2031	1,070	1,393,258
New York (State of) Dormitory Authority (North Shore — Long Island Jewish Obligated Group);
Series 2009 A, RB(a)(b)	5.50%	05/01/2019	1,250	1,436,412
Subseries 2005 A, RB(a)(b)	5.00%	11/01/2016	750	773,670
New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2015, Ref. RB(f)	5.00%	12/01/2045	425	448,490
New York (State of) Dormitory Authority (Pace University); Series 2013 A, RB	5.00%	05/01/2029	1,000	1,100,260
New York (State of) Dormitory Authority (Pratt Institute); Series 2015 A, Ref. RB	5.00%	07/01/2044	925	1,035,204
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/2040	1,250	1,420,412
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/2041	775	885,546
New York (State of) Dormitory Authority (Sales Tax); Series 2014 A, State Supported Debt RB	5.00%	03/15/2044	1,040	1,203,769
New York (State of) Dormitory Authority (School Districts Financing Program);
Series 2008 C, RB(a)(b)	7.50%	10/01/2018	2,000	2,346,600
Series 2008 D, RB(a)(b)	5.75%	10/01/2018	500	564,250
Series 2009 C, RB (INS–AGC)(c)	5.00%	10/01/2024	1,500	1,688,490
New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB	5.00%	07/01/2030	1,220	1,402,744
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/2035	500	531,395
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB	5.00%	07/01/2029	1,185	1,396,392
New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(b)	7.38%	07/01/2016	330	337,323
New York (State of) Dormitory Authority (The New School);
Series 2010, RB	5.50%	07/01/2040	1,245	1,421,304
Series 2011, Ref. RB	5.00%	07/01/2031	750	854,610
New York (State of) Dormitory Authority (Touro College and University System);
Series 2014 A, RB	5.50%	01/01/2039	630	694,770
Series 2014 A, RB	5.50%	01/01/2044	700	770,399
New York (State of) Dormitory Authority;
Series 2008 C, Mental Health Services Facilities Improvement RB (INS–AGM)(c)(e)	5.25%	02/15/2028	1,890	2,069,777
Series 2015 B-C, Sales Tax RB	5.00%	03/15/2041	1,000	1,179,460
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(e)(j)	13.15%	07/01/2026	1,200	1,212,912
New York (State of) Energy Research & Development Authority (Consolidated Edison Co.); Series 2004 A-1, Variable Rate Facilities RB (INS–SGI)(c)(e)(k)	0.50%	01/01/2039	1,000	890,000
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010, VRD RB(h)	0.01%	11/01/2044	2,700	2,700,000
New York (State of) Housing Finance Agency (Riverside Center 2 Housing); Series 2015 A1, VRD RB (LOC–Bank of America, N.A.)(h)(i)	0.01%	11/01/2046	2,000	2,000,000
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/2038	730	851,910
New York (State of) Thruway Authority;
Series 2008 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/2025	500	554,790
Series 2009 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/2029	500	559,830
Series 2014 J, RB	5.00%	01/01/2034	1,620	1,884,076
New York Convention Center Development Corp. (Hotel Unit Fee Secured); Series 2015, Ref. RB	5.00%	11/15/2040	1,500	1,742,805
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB(f)	5.00%	11/15/2044	1,505	1,605,564
Series 2014, Class 3, Ref. Liberty RB(f)	7.25%	11/15/2044	415	503,129
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. Liberty RB	5.00%	11/15/2031	875	1,009,339
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/2043	1,410	1,564,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/2049	$1,215	$1,369,706
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/2037	855	1,083,901
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/2006; Cost $636,422)(f)(l)	6.13%	02/15/2019	750	8
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/2031	1,430	1,664,491
New York State Environmental Facilities Corp. (Pooled Financing Program) ; Series 2005 B, State Clean Water & Drinking Water Revolving Funds RB(b)	5.50%	04/15/2035	310	428,622
New York State Urban Development Corp.;
Series 2008 B, Ref. Service Contract RB	5.25%	01/01/2024	750	829,028
Series 2015 A, Ref. Personal Income Tax RB	5.00%	03/15/2041	1,000	1,164,910
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref. RB(e)	5.00%	04/01/2029	725	818,445
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. Asset Backed RB	5.25%	05/15/2040	275	309,909
North Syracuse Central School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	06/15/2023	935	1,142,299
Oneida (County of) Industrial Development Agency (St. Elizabeth Medical Center Facility); Series 1999 A, Civic Facility RB	5.88%	12/01/2029	995	996,622
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.38%	07/01/2040	1,065	1,135,844
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB(a)(b)	5.13%	07/01/2019	750	858,120
Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB	5.00%	10/01/2045	565	609,206
Rensselaer (County of) Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC–JPMorgan Chase Bank, N.A.)(e)(i)	5.38%	12/01/2036	1,000	1,001,710
Sales Tax Asset Receivable Corp.; Series 2014 A, Ref. RB(g)	5.00%	10/15/2031	2,765	3,372,747
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(f)	5.38%	01/01/2027	1,025	1,030,976
Suffolk (County of) Industrial Development Agency (Jefferson’s Ferry); Series 2006, Ref. First Mortgage Continuing Care Retirement Community RB	5.00%	11/01/2028	1,000	1,016,170
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/2040	465	513,030
Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	471,390
Syracuse (City of); Series 2011 A, Airport Terminal Security & Access Improvement Unlimited Tax GO Bonds(e)	5.00%	11/01/2036	1,000	1,084,550
Tomkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/2032	1,250	1,351,712
Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility RB	5.00%	07/01/2037	250	286,678
Triborough Bridge & Tunnel Authority;
Series 2002 F, Ref. VRD General RB (LOC–Landesbank Hessen-Thüringen Girozentrale, N.A.)(h)(i)	0.01%	11/01/2032	500	500,000
Series 2008 A, General Purpose RB	4.75%	11/15/2029	200	215,674
Series 2013 C, RB(g)	5.00%	11/15/2038	2,790	3,233,554
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/2030	1,250	1,413,087
TSASC, Inc.; Series 2006 1, Tobacco Settlement Asset-Backed RB	5.13%	06/01/2042	1,000	920,060
Ulster (County of) Resource Recovery Agency; Series 2002, Ref. RB (INS–AMBAC)(c)	5.25%	03/01/2018	200	200,862
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/2025	1,000	1,120,680
Series 2009 A, Ref. RB	5.00%	07/01/2026	810	905,491
Westchester Tobacco Asset Securitization Corp.; Series 2005, Tobacco Settlement Asset-Backed RB	5.13%	06/01/2045	870	869,922
Western Nassau (County of) Water Authority; Series 2015 A, RB	5.00%	04/01/2045	1,000	1,143,500
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, Educational RB	6.25%	10/15/2040	1,000	1,062,450
				172,235,279

Guam–3.12%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.63%	12/01/2029	135	150,045
Series 2009 A, Limited Obligation RB	5.75%	12/01/2034	1,250	1,390,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–(continued)
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/2040	$450	$496,665
Series 2012 A, Ref. RB	5.00%	10/01/2034	610	665,284
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/2040	740	818,129
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	325	371,985
Guam (Territory of);
Series 2011 A, Business Privilege Tax RB	5.25%	01/01/2036	550	612,689
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2039	750	842,565
				5,347,800

Virgin Islands–2.36%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(e)	5.00%	09/01/2029	665	760,075
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	845	944,641
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	1,000	1,088,700
Series 2012 A, RB(f)	4.00%	10/01/2022	335	359,964
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(f)	5.00%	09/01/2030	770	896,080
				4,049,460
TOTAL INVESTMENTS(m)–105.98% (Cost $167,966,666)				181,632,539
FLOATING RATE NOTE OBLIGATIONS–(6.77)%
Notes with interest and fee rates ranging from 0.54% to 0.63% at 02/29/2016 and contractual maturites of collateral ranging from 01/15/2027 to 01/15/2039 (See Note 1J)(n)				(11,600,000)
OTHER ASSETS LESS LIABILITIES–0.79%				1,352,847
NET ASSETS–100.00%				$171,385,386

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
GO	– General Obligation

IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PILOT	– Payment-in-Lieu-of-Tax
RB	– Revenue Bonds
Ref.	– Refunding

Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bond issued at a discount.
(e)	Security subject to the alternative minimum tax.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $6,032,948, which represented 3.52% of the Fund’s Net Assets.
(g)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(h)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the rate on the related security changes. Positions in an inverse floating rate municipal obligation have a total value of $1,212,912 which represents less than 1% of the Fund’s Net Assets.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(l)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 29, 2016 represented less than 1% of the Fund’s Net Assets.
(m)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(n)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2016. At February 29, 2016, the Fund’s investments with a value of $19,533,162 are held by TOB Trusts and serve as collateral for the $11,600,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco New York Tax Free Income Fund

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $167,966,666)	$181,632,539
Cash	1,883,529
Receivable for:
Fund shares sold	79,980
Interest	1,956,389
Investment for trustee deferred compensation and retirement plans	33,634
Other assets	13,029
Total assets	185,599,100

Liabilities:
Floating rate note obligations	11,600,000
Payable for:
Investments purchased	2,000,014
Fund shares reacquired	230,939
Dividends	164,376
Accrued fees to affiliates	66,758
Accrued trustees’ and officers’ fees and benefits	2,641
Accrued other operating expenses	48,798
Trustee deferred compensation and retirement plans	100,188
Total liabilities	14,213,714
Net assets applicable to shares outstanding	$171,385,386

Net assets consist of:
Shares of beneficial interest	$169,515,831
Undistributed net investment income	245,224
Undistributed net realized gain (loss)	(12,041,542)
Net unrealized appreciation	13,665,873
$171,385,386

Net Assets:
Class A	$132,678,155
Class B	$1,749,322
Class C	$25,832,992
Class Y	$11,124,917

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	8,290,208
Class B	109,083
Class C	1,615,950
Class Y	695,839
Class A:
Net asset value per share	$16.00
Maximum offering price per share
(Net asset value of $16.00 ÷ 95.75%)	$16.71
Class B:
Net asset value and offering price per share	$16.04
Class C:
Net asset value and offering price per share	$15.99
Class Y:
Net asset value and offering price per share	$15.99

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco New York Tax Free Income Fund

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$7,415,308

Expenses:
Advisory fees	746,754
Administrative services fees	50,000
Custodian fees	4,355
Distribution fees:
Class A	312,860
Class B	4,627
Class C	231,899
Interest, facilities and maintenance fees	77,807
Transfer agent fees	103,933
Trustees’ and officers’ fees and benefits	30,881
Other	184,664
Total expenses	1,747,780
Less: Expense offset arrangement(s)	(109)
Net expenses	1,747,671
Net investment income	5,667,637

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(60,923)
Change in net unrealized appreciation of investment securities	270,197
Net realized and unrealized gain	209,274
Net increase in net assets resulting from operations	$5,876,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco New York Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$5,667,637	$5,579,504
Net realized gain (loss)	(60,923)	15,394
Change in net unrealized appreciation	270,197	6,516,378
Net increase in net assets resulting from operations	5,876,911	12,111,276

Distributions to shareholders from net investment income:
Class A	(4,661,292)	(4,534,822)
Class B	(69,162)	(97,767)
Class C	(688,147)	(601,240)
Class Y	(344,434)	(266,330)
Total distributions from net investment income	(5,763,035)	(5,500,159)

Share transactions–net:
Class A	12,233,933	(1,733,996)
Class B	(382,319)	(812,332)
Class C	5,370,396	1,053,205
Class Y	3,486,809	2,285,624
Net increase in net assets resulting from share transactions	20,708,819	792,501
Net increase in net assets	20,822,695	7,403,618

Net assets:
Beginning of year	150,562,691	143,159,073
End of year (includes undistributed net investment income of $245,224 and $474,099, respectively)	$171,385,386	$150,562,691

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco New York Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

17                         Invesco New York Tax Free Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

18                         Invesco New York Tax Free Income Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

19                         Invesco New York Tax Free Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Over $500 million	0.445%

For the year ended February 29, 2016, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2016, IDI advised the Fund that IDI retained $17,091 in front-end sales commissions from the sale of Class A shares and $331, $529 and $575 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

20                         Invesco New York Tax Free Income Fund

As of February 29, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Fund engaged in securities purchases of $5,800,056 and securities sales of $1,650,021, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $109.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2016 were $11,600,000 and 0.65%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Tax-exempt income	$5,763,035	$5,500,159

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$138,604
Net unrealized appreciation — investments	13,563,410
Temporary book/tax differences	(103,651)
Capital loss carryforward	(11,728,808)
Shares of beneficial interest	169,515,831
Total net assets	$171,385,386

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be

21                         Invesco New York Tax Free Income Fund

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$2,489,228	$—	$2,489,228
February 28, 2018	3,515,499	—	3,515,499
February 28, 2019	896,118	—	896,118
Not subject to expiration	2,350,320	2,477,643	4,827,963
	$9,251,165	$2,477,643	$11,728,808

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2016 was $26,173,671 and $11,830,478, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$14,286,063
Aggregate unrealized (depreciation) of investment securities	(722,653)
Net unrealized appreciation of investment securities	$13,563,410

Cost of investments for tax purposes is $168,069,129.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 29, 2016, undistributed net investment income was decreased by $133,477 and shares of beneficial interest was increased by $133,477. This reclassification had no effect on the net assets of the Fund.

22                         Invesco New York Tax Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 29, 2016(a)		February 28, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,450,868	$22,999,634	838,332	$13,214,166
Class B	1,259	20,088	2,478	38,593
Class C	477,739	7,562,362	149,030	2,354,173
Class Y	288,530	4,584,135	244,362	3,839,220

Issued as reinvestment of dividends:
Class A	205,853	3,268,689	171,517	2,719,915
Class B	2,170	34,511	3,344	52,914
Class C	27,963	443,444	21,463	339,177
Class Y	12,270	194,775	7,643	121,138

Automatic conversion of Class B shares to Class A shares:
Class A	15,436	245,233	41,570	657,326
Class B	(15,405)	(245,233)	(41,487)	(657,326)

Reacquired:
Class A	(901,222)	(14,279,623)	(1,166,577)	(18,325,403)
Class B	(12,043)	(191,685)	(15,709)	(246,513)
Class C	(166,135)	(2,635,410)	(104,504)	(1,640,145)
Class Y	(81,420)	(1,292,101)	(106,214)	(1,674,734)
Net increase in share activity	1,305,863	$20,708,819	45,248	$792,501

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23                         Invesco New York Tax Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets with fee waiver (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/29/16	$16.01	$0.58	$0.00	$0.58	$(0.59)	$16.00	3.73%		$132,678	1.00	%(d)	1.00	%(d)	0.95	%(d)	3.67	%(d)	7%
Year ended 02/28/15	15.30	0.62	0.70	1.32	(0.61)	16.01	8.74		120,392	1.03		1.03		0.95		3.91		13
Year ended 02/28/14	16.45	0.63	(1.17)	(0.54)	(0.61)	15.30	(3.26)		116,782	0.95		0.95		0.91		4.10		8
Year ended 02/28/13	16.12	0.63	0.36	0.99	(0.66)	16.45	6.22		145,772	0.83		0.91		0.78		3.88		10
Year ended 02/29/12	14.66	0.71	1.46	2.17	(0.71)	16.12	15.16		137,064	0.69		0.94		0.65		4.64		18
Class B
Year ended 02/29/16	16.04	0.58	0.01	0.59	(0.59)	16.04	3.79	(e)	1,749	1.00	(d)(e)	1.00	(d)(e)	0.95	(d)(e)	3.67	(d)(e)	7
Year ended 02/28/15	15.33	0.62	0.70	1.32	(0.61)	16.04	8.73	(e)	2,135	1.03	(e)	1.03	(e)	0.95	(e)	3.91	(e)	13
Year ended 02/28/14	16.49	0.64	(1.19)	(0.55)	(0.61)	15.33	(3.30	)(e)	2,828	0.95	(e)	0.95	(e)	0.91	(e)	4.10	(e)	8
Year ended 02/28/13	16.15	0.63	0.37	1.00	(0.66)	16.49	6.28	(e)	4,301	0.83	(e)	0.91	(e)	0.78	(e)	3.88	(e)	10
Year ended 02/29/12	14.62	0.74	1.47	2.21	(0.68)	16.15	15.49	(e)	5,549	0.48	(e)	0.73	(e)	0.44	(e)	4.85	(e)	18
Class C
Year ended 02/29/16	15.99	0.46	0.01	0.47	(0.47)	15.99	3.02		25,833	1.75	(d)	1.75	(d)	1.70	(d)	2.92	(d)	7
Year ended 02/28/15	15.28	0.50	0.70	1.20	(0.49)	15.99	7.94		20,414	1.78		1.78		1.70		3.16		13
Year ended 02/28/14	16.44	0.52	(1.19)	(0.67)	(0.49)	15.28	(4.04)		18,496	1.70		1.70		1.66		3.35		8
Year ended 02/28/13	16.10	0.51	0.36	0.87	(0.53)	16.44	5.50		21,556	1.58		1.66		1.53		3.13		10
Year ended 02/29/12	14.64	0.59	1.46	2.05	(0.59)	16.10	14.33		18,533	1.44		1.69		1.40		3.89		18
Class Y
Year ended 02/29/16	16.00	0.62	(0.00)	0.62	(0.63)	15.99	3.99		11,125	0.75	(d)	0.75	(d)	0.70	(d)	3.92	(d)	7
Year ended 02/28/15	15.28	0.66	0.71	1.37	(0.65)	16.00	9.08		7,621	0.78		0.78		0.70		4.16		13
Year ended 02/28/14	16.44	0.67	(1.18)	(0.51)	(0.65)	15.28	(3.08)		5,053	0.70		0.70		0.66		4.35		8
Year ended 02/28/13	16.10	0.67	0.37	1.04	(0.70)	16.44	6.55		8,657	0.58		0.66		0.53		4.13		10
Year ended 02/29/12	14.64	0.76	1.45	2.21	(0.75)	16.10	15.46		6,792	0.44		0.69		0.40		4.89		18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $61,546,396 and sold of $9,539,859 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco New York Tax-Free Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $125,144, $1,851, $23,190 and $8,699 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.04%, for the years ended February 29, 2016, February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012, respectively.

24                         Invesco New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco New York Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco New York Tax Free Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

25                         Invesco New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/29/16)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,031.80	$5.15	$1,019.79	$5.12	1.02%
B	1,000.00	1,032.50	5.15	1,019.79	5.12	1.02
C	1,000.00	1,028.70	8.93	1,016.06	8.87	1.77
Y	1,000.00	1,033.80	3.89	1,021.03	3.87	0.77

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2015 through February 29, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

26                         Invesco New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco New York Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco New York Tax Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	VK-NYTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2016

Invesco Tax-Exempt Cash Fund
Nasdaq:
A: ACSXX ■ Investor: TEIXX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Tax-Exempt Cash Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Tax-Exempt Cash Fund

Management’s Discussion of your Fund

This annual report for Invesco Tax-Exempt Cash Fund covers the fiscal year ended February 29, 2016. As of that date, the Fund’s net assets totaled $55.7 million. As of the same date, the Fund’s weighted average maturity was 28 days and the Fund’s weighted average life was 28 days.1

Market conditions affecting money market funds

The two biggest developments affecting money market funds and the money market fund industry over the past year were the US Federal Reserve’s (the Fed) interest rate hike and the blossoming impact of money market fund reform.

    Money market investors cheered in December when the Fed raised its federal funds target rate for the first time since 2006, before the financial crisis in 2008. The Fed raised this key rate from a range of zero to 0.25% to a range of 0.25% to 0.50%.2

    Moderate economic growth, improvement in employment and the need to remove “emergency accommodation” were the primary reasons for the Fed’s action. More rate hikes are expected, but at a slower pace than past Fed regimes. Inflation running below the Fed’s target and economic weakness overseas could be reasons for the Fed to temper future interest rate hikes.

    During the fourth quarter of 2015, the 7-day Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index declined to an all-time low of .01% and remained at that level despite most other short-end rates rising following the December 16, 2015, Fed interest rate hike.3,4 Dealer inventory of variable rate demand notes remained near historic lows amid a decline in municipal front-end issuance while investor demand remained robust. However, yields did increase for one-year maturity fixed rate municipals as general obligation AAA-rated yields ended the reporting period at 0.39%, which was an increase of 0.25% over the reporting period.5

    In July 2014, the US Securities and Exchange Commission announced new money market fund reforms. These reforms, intended to further strengthen the resiliency of money market funds during times of economic stress, will take effect fully on October 14, 2016. These new regulations are expected to influence the shape of the money market fund industry for years to come.

1	Weighted average maturity (WAM) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.
Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.
2	Source: US Federal Reserve
3	Source: SIFMA
4	SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable rate demand obligations reset rates that are reported to the Municipal Securities Rule Making Board’s SHORT reporting system.
5	Source: Reuters

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/29/16

1 - 7	83.1%
8 - 30	0.0
31 - 60	1.8
61 - 90	0.8
91 - 180	9.6
181+	4.7

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4                Invesco Tax-Exempt Cash Fund

Invesco Tax-Exempt Cash Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Banking and financial services industry focus risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit and time deposits. To the extent the Fund focuses its investments in these instruments or invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests. Financial services companies may be dependent on the supply of short-term financing. The value of bank instruments and securities of issuers in the banking and financial services industry can be affected by and sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. The risk of holding bank instruments is also directly tied to the risk of insolvency or bankruptcy of the issuing banks, which risk may be higher for larger or more complex financial institutions that combine traditional, commercial and investment banking.
■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations; decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Liquidity is also the risk that a Fund may not be able to pay redemption proceeds within an allowable amount of time.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.
■	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore amendments to money market fund regulations that could impact the Fund’s operations and possibly negatively impact its return.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability continued on page 6

5                Invesco Tax-Exempt Cash Fund

continued from page 5

to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.

6                Invesco Tax-Exempt Cash Fund

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–102.33%
Alabama–2.11%
Alabama (State of); Series 2010 C, Ref. Unlimited Tax GO Bonds	5.00%	06/01/2016	$75	$75,897
Mobile (City of) Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD Gulf Opportunity Zone RB (LOC–Bank of America, N.A.)(a)(b)(c)(d)	0.02%	05/01/2041	1,100	1,100,000
				1,175,897

Arizona–1.08%
Maricopa (County of) Industrial Development Authority (Gran Victoria Housing LLC); Series 2000 A, VRD MFH RB (CEP–FNMA)(a)	0.02%	04/15/2030	600	600,000

California–9.60%
California (State of) Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.); Series 2009 C, Ref. VRD RB (LOC–Sumitomo Mitsui Corp.)(a)(b)(d)	0.01%	12/01/2016	1,400	1,400,000
California (State of) (Kindergarten University Public Education Facilities); Series 2004 B-3, VRD Unlimited Tax GO Bonds (LOC–Citibank N.A.)(a)(b)	0.01%	05/01/2034	1,800	1,800,000
Riverside (City of); Series 2011 A, Ref. Floating Rate Water, RB(f)(g)	0.16%	02/01/2017	550	550,000
Southern California Metropolitan Water District; Series 2009 A-2, Ref. Floating Rate RB(f)(g)	0.21%	08/30/2016	1,000	1,000,000
Torrance (City of); Series 2015, TRAN	1.50%	06/30/2016	600	602,359
				5,352,359

Colorado–0.34%
Boulder (County of) (Imagine!); Series 2006, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.12%	02/01/2031	10	10,000
Colorado (State of) Educational & Cultural Facilities Authority (Denver Seminary); Series 2004, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.12%	07/01/2034	100	100,000
Colorado (State of) Health Facilities Authority (Arapahoe House); Series 2004 A, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.12%	04/01/2024	80	80,000
				190,000

Delaware–0.27%
Delaware (State of) Economic Development Authority (Goodwill Industries of Delaware & Delaware County); Series 2006, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.03%	09/01/2036	150	150,000

District of Columbia–0.23%
District of Columbia; Series 1998 A, VRD Pooled Loan Program RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.21%	01/01/2029	130	130,000

Florida–3.41%
Florida (State of) Board of Education Series 2008 C, Ref. Public Education Public Outlay Unlimited Tax GO Bonds	5.00%	06/01/2016	200	202,424
Orange (County of) Housing Finance Authority (Post Fountains at Lee Vista); Series 1997 E, Ref. VRD MFH RB (CEP–FNMA)(a)	0.03%	06/01/2025	500	500,000
Palm Beach (County of) (Henry Morrison Flagler Museum); Series 2003, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.01%	11/01/2036	1,200	1,200,000
				1,902,424

Georgia–4.08%
Gainesville (City of) & Hall (County of) Development Authority (Fieldale Farms Corp.); Series 2006, VRD Taxable IDR (LOC–Rabobank Nederland)(a)(b)(d)	0.38%	03/01/2021	450	450,000
Georgia (State of) Series 2012-A, Unlimited Tax GO Bonds	5.00%	07/01/2016	125	126,950
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System); Series 2008 B, VRD RAC (LOC–Branch Banking & Trust Co.)(a)(b)	0.02%	08/01/2038	900	900,000
Private Colleges & Universities Authority (Emory University); Series 2005 B-2, VRD RB(a)	0.01%	09/01/2035	600,	600,000
Richmond (County of) Development Authority (St. Mary on the Hill Catholic School & Aquinas High School); Series 2000, VRD Educational Facilities RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.12%	09/01/2020	200	200,000
				2,276,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–6.45%
Glendale Heights (Village of) (Glendale Lakes); Series 2000, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.01%	03/01/2030	$740	$740,000
Illinois (State of) Finance Authority (Foundation for Safety & Health); Series 1992, VRD Safety Education RB (LOC–BMO Harris, N.A.)(a)(b)(c)	0.10%	10/01/2017	230	230,000
Illinois (State of) Finance Authority (National-Louis University); Series 1999 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.01%	06/01/2029	110	110,000
Illinois (State of) Finance Authority (North Park University); Series 2005, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.01%	07/01/2035	100	100,000
Illinois (State of) Finance Authority (Northwestern University); Subseries 2008 B, VRD RB(a)	0.01%	12/01/2046	1,000	1,000,000
Illinois (State of) Finance Authority (The Catherine Cook School); Series 2007, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.01%	01/01/2037	650	650,000
Illinois (State of) Finance Authority (The Teachers Academy for Mathematics & Science); Series 2001, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.30%	02/01/2021	15	15,000
Illinois (State of) Finance Authority (Uhlich Children’s Advantage); Series 2006, VRD RB (LOC–US Bank N.A.)(a)(b)	0.08%	05/01/2036	115	115,000
Illinois (State of) Housing Development Authority (Danbury Court Apartments-Phase II); Series 2004 B, VRD MFH RB (LOC–FHLB of Indianapolis)(a)(b)(e)	0.30%	12/01/2039	200	200,000
Rock Island (County of) Metropolitan Airport Authority (Quad City International Airport Air Freight); Series 1998 A, VRD Priority RB (LOC–U.S. Bank, N.A.)(a)(b)(e)	0.22%	12/01/2018	145	145,000
Romeoville (Village of) (Metropolitan Industries, Inc.); Series 1997, VRD IDR (LOC–BMO Harris N.A.)(a)(b)(e)	0.15%	04/01/2022	291	291,000
				3,596,000

Indiana–7.13%
Fort Wayne (City of) (University of Saint Francis); Series 2008, VRD Economic Development RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.03%	08/01/2028	1,320	1,320,000
Huntington (City of) (Huntington University, Inc.); Series 2007, Ref. VRD Economic Development & Improvement RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.12%	08/01/2037	300	300,000
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 C, VRD Midwestern Disaster Relief RB (LOC–Bank of Nova Scotia)(a)(b)(d)	0.01%	06/01/2040	1,715	1,715,000
Knox (City of) (J.W. Hicks, Inc.); Series 2005 A, VRD Economic Development RB (LOC–BMO Harris, N.A.)(a)(b)(e)	0.15%	03/01/2022	550	550,000
University of Southern Indiana; Series 1999 G, VRD Student Fee RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.11%	10/01/2019	90	90,000
				3,975,000

Iowa–6.46%
Iowa (State of) (Des Moines Area Community College); Series 2015, Plant Fund Capital Loan Notes	2.00%	06/01/2016	1,000	1,004,368
Iowa (State of) Finance Authority; Series 2008 C, VRD Single Family Mortgage Bonds (CEP–FHLB of Des Moines)(a)	0.40%	01/01/2039	2,095	2,095,000
West Des Moines (City of); Series 2010 A, Ref. Capital Loan Unlimited Tax GO Notes	4.00%	06/01/2016	500	504,761
				3,604,129

Kansas–2.66%
Kansas (State of) Development Finance Authority (Chesapeake Apartments JV GP LLC); Series 2000 M, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.01%	07/01/2030	930	930,000
Wichita (City of); Series 2015-272, GO Temporary Notes	2.00%	04/15/2016	550	551,185
				1,481,185

Kentucky–0.82%
Louisville & Jefferson (Counties of) Metropolitan Sewer District; Series 2009 A, Ref. Sewer & Drainage System RB	5.00%	05/15/2016	225	227,270
Williamstown (City of) (Kentucky League of Cities Funding Trust); Series 2008 B, VRD Lease Program RB (LOC–U.S. Bank, N.A.)(a)(b)	0.02%	12/01/2038	230	230,000
				457,270

Louisiana–0.37%
Bossier Parishwide School District; Series 2012, Ref. School Improvement Unlimited Tax GO Bonds	4.00%	03/01/2016	100	100,000
Louisiana (State of); Series 2012 A-1, Ref. Gasoline and Fuels Tax RB	5.00%	05/01/2016	105	105,812
				205,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–0.73%
Maryland (State of); First Series 2013A, Unlimited Tax GO Bonds	5.00%	03/01/2016	$100	$100,000
Montgomery (County of); Series 2005 A, Ref. Consolidated Public Improvement Unlimited Tax GO Bonds	5.00%	07/01/2016	300	304,797
				404,797

Massachusetts–3.95%
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC–TD Bank, N.A.)(a)(b)	0.38%	03/01/2039	2,200	2,200,000

Minnesota–1.53%
Minnesota (State of) Higher Educational Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC–U.S. Bank, N.A.)(a)(b)	0.03%	04/01/2037	145	145,000
Minnesota (State of); Series 2014 E, Ref. State Trunk Highway Unlimited Tax GO Bonds	3.00%	08/01/2016	700	708,144
				853,144

Missouri–2.96%
Bridgeton (City of) Industrial Development Authority (Stolze Printing); Series 2010, VRD IDR (LOC–FHLB of Chicago)(a)(b)	0.02%	11/01/2037	1,065	1,065,000
Missouri (State of) Health & Educational Facilities Authority (BJC Health Systems); Series 2013 C, Floating Rate RB(f)(g)	0.21%	09/29/2016	550	550,000
Springfield (City of) Industrial Development Authority (Pebblecreek Apartments); Series 1994, Ref. VRD MFH RB (LOC–FHLB of Des Moines)(a)(b)	0.12%	12/01/2019	35	35,000
				1,650,000

New Mexico–0.45%
New Mexico (State of) Finance Authority (Senior Lien Public Revolving Fund); Series 2016 A, RB	2.00%	06/01/2016	250	251,130

New York–5.29%
New York (City of) Housing Development Corp. (155 West 21st Street Development); Series 2007 B, VRD Taxable MFH Rental RB (CEP–FNMA)(a)	0.35%	11/15/2037	650	650,000
New York (State of) Housing Finance Agency (Manhattan West Residential Housing);
Series 2014 A, VRD RB (LOC–Bank of China)(a)(b)(d)	0.07%	11/01/2049	1,400	1,400,000
Series 2015 A, VRD RB (LOC–Bank of China)(a)(b)(d)	0.07%	11/01/2049	300	300,000
New York (State of) Housing Finance Agency (Riverside Center 2 Housing); Series 2015 A1, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.01%	11/01/2046	600	600,000
				2,950,000

North Carolina–5.44%
Cabarrus (County of); Series 2006, Public Improvement Unlimited Tax GO Bonds	5.00%	03/01/2016	885	885,000
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 C, Ref. VRD RB(a)	0.01%	01/15/2037	600	600,000
Greensboro (City of) (Combined Enterprise System); Series 2012 A, Ref. RB	5.00%	06/01/2016	70	70,812
Guilford (County of); Series 2012 A, Public Improvement Unlimited Tax GO Bonds	5.00%	03/01/2016	200	200,000
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 1991 B, VRD RB(a)	0.01%	12/01/2021	900	900,000
Raleigh (City of) (Combined Enterprise System); Series 2006 A, RB	5.00%	03/01/2016	100	100,000
Raleigh (City of); Series 2012 B, Public Improvement GO Bonds	5.00%	04/01/2016	275	276,119
				3,031,931

Ohio–3.41%
Franklin (County of) (Golf Pointe Apartments); Series 2000 B, VRD MFH RB (LOC–FHLB of Indianapolis)(a)(b)(c)(e)	0.30%	01/01/2034	235	235,000
Franklin (County of) (Ohio Health Corp.); Series 2011 C, Ref. Floating Rate Hospital Facilities RB(f)(g)	0.05%	06/01/2016	240	240,000
Franklin (County of) (U.S. Health Corp. of Columbus); Series 1996 A, Ref. VRD Hospital Facilities & Improvement RB (LOC–Northern Trust Co.)(a)(b)	0.01%	12/01/2021	325	325,000
Lorain (County of) Port Authority (St. Ignatius High School); Series 2008, VRD Educational Facilities RB (LOC–U.S. Bank, N.A.)(a)(b)	0.03%	08/02/2038	1,100	1,100,000
				1,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–0.18%
Tulsa County Independent School District No. 9 (Union Board of Education); Series 2014, Combined Purpose Unlimited Tax GO Bonds	1.00%	04/01/2016	$100	$100,059

Oregon–1.97%
Oregon (State of) Facilities Authority (Peace Health); Series 2008 A, VRD RB (LOC–U.S. Bank, N.A.)(a)(b)	0.02%	08/01/2034	1,100	1,100,000

Pennsylvania–7.43%
Allegheny (County of) Industrial Development Authority (United Jewish Federation of Greater Pittsburgh); Series 1995 B, VRD RB (LOC–PNC Bank, N.A.)(a)(b)(c)	0.03%	10/01/2025	900	900,000
Crawford (County of) Industrial Development Authority (Allegheny College); Series 2009 B, VRD College RB (LOC–PNC Bank, N.A.)(a)(b)	0.03%	11/01/2039	1,000	1,000,000
Derry (Township of) Industrial & Commercial Development Authority (GIANT Center); Series 2001, VRD Facility Taxable RB (LOC–PNC Bank, N.A.)(a)(b)	0.38%	11/01/2030	1,000	1,000,000
Haverford Township School District; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(a)(b)	0.02%	03/01/2030	560	560,000
Montgomery (County of) Redevelopment Authority (Forge Gate Apartments); Series 2001 A, VRD MFH RB (CEP–FNMA)(a)	0.01%	08/15/2031	85	85,000
Westmoreland (County of) Industrial Development Authority (Excela Health); Series 2005 A, VRD Health System RB (LOC–PNC Bank, N.A.)(a)(b)	0.02%	07/01/2027	600	600,000
				4,145,000

South Carolina–1.02%
Brookland-Cayce School District No. 2; Series 2015 C, Unlimited Tax GO Bonds	3.00%	03/01/2016	500	500,000
South Carolina (State of) Educational Facilities Authority for Private Non-Profit Institutions of Higher Learning (Morris College); Series 1997, VRD RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.16%	07/01/2017	70	70,000
				570,000

Tennessee–1.13%
Clarksville (City of) Public Building Authority (Tennessee Municipal Bond Fund); Series 1994, VRD Pooled Financing RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.06%	06/01/2024	630	630,000

Texas–6.33%
Austin Community College District ; Series 2015, Limited Tax GO Bonds	3.00%	08/01/2016	175	176,930
Denton (County of); Series 2013, Limited Tax GO Notes	3.00%	04/15/2016	100	100,329
Houston (City of) Series 2008 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2016	700	700,000
Tarrant (County of) Housing Finance Corp. (Remington Hill Development); Series 1998, VRD MFH RB (CEP–FNMA)(a)	0.02%	02/15/2028	50	50,000
Tarrant Regional Water District;
Series 2012, Ref. & Improvement Water RB	5.00%	03/01/2016	100	100,000
Series 2012 A, Ref. Water Control & Improvement RB	5.00%	03/01/2016	400	400,000
University of Texas System Board of Regents; Series 2008 B, VRD Financing System RB(a)	0.01%	08/01/2025	2,000	2,000,000
				3,527,259

Utah–2.33%
Utah (County of) (IHC Health Services, Inc.);
Series 2002 B, VRD Hospital RB(a)	0.01%	05/15/2035	500	500,000
Series 2014 B, Floating Rate Hospital RB(f)(g)	0.21%	09/29/2016	575	575,000
Utah (State of) Housing Corp. (Timbergate Apartments); Series 2009 A, VRD MFH RB (CEP–FHLMC)(a)	0.06%	04/01/2042	225	225,000
				1,300,000

Virginia–4.76%
Alexandria (City of); Series 2011, Capital Improvement Unlimited Tax GO Bonds	5.00%	07/15/2016	200	203,582
Capital Beltway Funding Corp. of Virginia (I-495 Hot Lanes); Series 2010 C, Ref. VRD Sr. Lien Multi-Modal Toll RB (LOC–National Australia Bank Ltd.)(a)(b)(d)	0.01%	12/31/2047	1,950	1,950,000
Fairfax (County of) Economic Development Authority (Capital Hospice); Series 2009, VRD Health Care Facilities RB (LOC–Branch Banking & Trust Co.)(a)(b)	0.03%	01/01/2034	500	500,000
				2,653,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–1.08%
Olympia (Port of) Economic Development Corp. (Spring Air Northwest); Series 1998, VRD RB (LOC–U.S. Bank, N.A.)(a)(b)(e)	0.17%	11/01/2023	$400	$400,000
Seattle (City of) Series 2014, Ref. Drainage & Wastewater Improvement RB	4.00%	05/01/2016	100	100,630
Washington (State of) Housing Finance Commission (District Council No. 5 Apprenticeship & Training Trust Fund); Series 2006, VRD Non-profit RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.12%	11/01/2032	100	100,000
				600,630

Wisconsin–7.33%
Appleton (City of) (Great Northern Corp.); Series 2002 A, VRD IDR (LOC–Wells Fargo Bank, N.A.)(a)(b)(e)	0.18%	09/01/2019	1,565	1,565,000
Milwaukee (City of) Series 2015 M7, School RAN	2.00%	06/30/2016	600	603,587
Oneida Tribe of Indians of Wisconsin; Series 2001, VRD Health Facilities RB (LOC–Bank of America, N.A.)(a)(b)	0.08%	07/01/2016	175	175,000
Wisconsin (State of) Health & Educational Facilities Authority (University of Wisconsin Medical Foundation, Inc.); Series 2000, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.03%	05/01/2030	1,340	1,340,000
Wisconsin (State of); Series 2012-2, Ref. Clean Water RB	5.00%	06/01/2016	400	404,837
				4,088,424
TOTAL INVESTMENTS(h)(i)–102.33% (Cost $57,052,982)				57,052,982
OTHER ASSETS LESS LIABILITIES–(2.33)%				(1,299,688)
NET ASSETS–100.00%				$55,753,294

Investment Abbreviations:

CEP	– Credit Enhancement Provider
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing

RAC	– Revenue Anticipation Certificates
RAN	– Revenue Anticipation Notes
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $3,295,000, which represented 5.91% of the Fund’s Net Assets.
(d)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Australia: 5.5%; other countries less than 5% each: 9.5%.
(e)	Security subject to the alternative minimum tax.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
PNC Bank, N.A.	6.4%
U.S. Bank, N.A.	5.7
JPMorgan Chase Bank, N.A.	5.2

(i)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value and cost	$57,052,982
Receivable for:
Investments sold	593,002
Fund shares sold	855,958
Interest	134,485
Fund expenses absorbed	10,084
Investment for trustee deferred compensation and retirement plans	39,056
Other assets	14,398
Total assets	58,699,965

Liabilities:
Payable for:
Fund shares reacquired	2,832,790
Amount due custodian	23,519
Dividends	34
Accrued fees to affiliates	13,549
Accrued trustees’ and officers’ fees and benefits	2,887
Accrued other operating expenses	31,498
Trustee deferred compensation and retirement plans	42,394
Total liabilities	2,946,671
Net assets applicable to shares outstanding	$55,753,294

Net assets consist of:
Shares of beneficial interest	$55,751,198
Undistributed net investment income	11,153
Undistributed net realized gain (loss)	(9,057)
$55,753,294

Net Assets:
Class A	$38,235,418
Class Y	$10,063,281
Investor Class	$7,454,595

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	38,230,359
Class Y	10,061,591
Investor Class	7,453,599
Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Tax-Exempt Cash Fund

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$52,676

Expenses:
Advisory fees	201,573
Administrative services fees	50,000
Custodian fees	5,856
Distribution fees — Class A	37,621
Transfer agent fees	73,323
Trustees’ and officers’ fees and benefits	19,685
Registration and filing fees	43,077
Professional services fees	44,845
Other	26,948
Total expenses	502,928
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(511,184)
Net expenses	(8,256)
Net investment income	60,932
Net increase in net assets resulting from operations	$60,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$60,932	$65,332
Net realized gain	—	7,500
Net increase in net assets resulting from operations	60,932	72,832

Distributions to shareholders from net investment income:
Class A	(40,030)	(42,044)
Class Y	(12,461)	(10,937)
Investor Class	(8,441)	(12,393)
Total distributions from net investment income	(60,932)	(65,374)

Share transactions–net:
Class A	1,885,742	(45,238,197)
Class Y	(3,003,573)	2,074,113
Investor Class	(2,763,237)	(8,752,360)
Net increase (decrease) in net assets resulting from share transactions	(3,881,068)	(51,916,444)
Net increase (decrease) in net assets	(3,881,068)	(51,908,986)

Net assets:
Beginning of year	59,634,362	111,543,348
End of year (includes undistributed net investment income of $11,153 and $17,910, respectively)	$55,753,294	$59,634,362

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

The Fund currently consists of three different classes of shares: Class A, Class Y and Investor Class. Class Y and Investor Class shares are available only to certain investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y and Investor Class shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net

14                         Invesco Tax-Exempt Cash Fund

investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of 0.35% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 29, 2016, the Adviser waived advisory fees of $201,573 and reimbursed Fund expenses of $271,673.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

15                         Invesco Tax-Exempt Cash Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payments, up to 0.10% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended February 29, 2016, the Class A shares paid $0 after IDI waived Plan fees of $37,621.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2016, IDI advised the Fund that IDI retained $13,728 from Class A for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Fund engaged in securities purchases of $74,696,763 and securities sales of $71,236,401, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $317.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

16                         Invesco Tax-Exempt Cash Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income — tax-exempt	$60,932	$65,374

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$57,195
Temporary book/tax differences	(46,042)
Capital loss carryforward	(9,057)
Shares of beneficial interest	55,751,198
Total net assets	$55,753,294

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$782	$—	$782
February 28, 2018	3,681	—	3,681
February 28, 2019	4,594	—	4,594
	$9,057	$—	$9,057

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 29, 2016, undistributed net investment income was decreased by $6,757 and shares of beneficial interest was increased by $6,757. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Tax-Exempt Cash Fund

NOTE 10—Share Information

	Summary of Share Activity
	Year ended		Year ended
	February 29, 2016(a)		February 28, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	32,134,858	$32,134,858	29,462,168	$29,462,168
Class Y	29,472,140	29,472,140	35,278,074	35,278,074
Investor Class	3,523,516	3,523,516	1,480,380	1,480,380

Issued as reinvestment of dividends:
Class A	36,274	36,274	34,448	34,448
Class Y	12,461	12,461	10,937	10,937
Investor Class	8,347	8,347	12,293	12,293

Reacquired:
Class A	(30,285,390)	(30,285,390)	(74,734,813)	(74,734,813)
Class Y	(32,488,174)	(32,488,174)	(33,214,898)	(33,214,898)
Investor Class	(6,295,100)	(6,295,100)	(10,245,033)	(10,245,033)
Net increase (decrease) in share activity	(3,881,068)	$(3,881,068)	(51,916,444)	$(51,916,444)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Class A
Year ended 02/29/16	$1.00	$0.00	$—	$0.00	$(0.00)	$1.00	0.11%	$38,235	0.00	%(c)(d)	0.91	%(c)	0.11	%(c)(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	36,349	0.00	(d)	0.83		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	81,583	0.04		0.74		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	29,103	0.08		0.79		0.14
Year ended 02/29/12	1.00	0.00	—	0.00	(0.00)	1.00	0.05	31,831	0.17		0.89		0.05
Class Y
Year ended 02/29/16	1.00	0.00	—	0.00	(0.00)	1.00	0.11	10,063	0.00	(c)(d)	0.81	(c)	0.11	(c)(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	13,067	0.00	(d)	0.73		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	10,991	0.04		0.64		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	18,735	0.08		0.69		0.14
Year ended 02/29/12	1.00	0.00	—	0.00	(0.00)	1.00	0.05	12,459	0.17		0.79		0.05
Investor Class
Year ended 02/29/16	1.00	0.00	—	0.00	(0.00)	1.00	0.11	7,455	0.00	(c)(d)	0.81	(c)	0.11	(c)(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	10,218	0.00	(d)	0.73		0.09	(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	18,969	0.04		0.64		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	8,636	0.08		0.69		0.14
Year ended 02/29/12	1.00	0.00	—	0.00	(0.00)	1.00	0.05	9,521	0.17		0.79		0.05

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $37,621, $11,507 and $8,465 for Class A, Class Y and Investor Class shares, respectively.
(d)	Ratios include an adjustment for an adviser expense reimbursement of $8,256 and $5,452 in excess of current period expenses for the years ended February 29, 2016 and February 28, 2015, respectively. Ratios excluding this adjustment would have been lower by 0.01% and 0.01% for the years ended February 29, 2016 and February 28, 2015, respectively.

NOTE 12—Subsequent Event

Effective June 1, 2016, the Board has approved a reduction in the advisory fee rate under the master investment advisory agreement to an annual rate of 0.20% of the Fund’s average daily net assets.

18                         Invesco Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Tax-Exempt Cash Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

19                         Invesco Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (02/29/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (02/29/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,001.00	$0.00	$1,025.41	$0.00	0.00%
Y	1,000.00	1,001.00	0.00	1,025.41	0.00	0.00
Investor	1,000.00	1,001.00	0.00	1,025.41	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2015 through February 29, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. The annualized expense ratios include an adjustment for an adviser expense reimbursement of $8,256 in excess of current period expenses. The annualized expense ratios excluding this adjustment would have been (0.11)%, (0.11)% and (0.11)% for Class A, Class Y and Investor Class shares, respectively.
[3]	The actual expenses paid excluding the adjustment discuss above are $(0.55), $(0.55) and $(0.55) for Class A, Class Y and Investor Class shares, respectively.
[4]	The hypothetical expenses paid excluding the adjustment discussed above are $(0.55), $(0.55) and $(0.55) for Class A, Class Y and Investor Class shares, respectively.

20                         Invesco Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                         Invesco Tax-Exempt Cash Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Tax-Exempt Cash Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	TEC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2016

Invesco Limited Term Municipal Income Fund
Nasdaq:
A: ATFAX ■ A2: AITFX ■ C: ATFCX ■ Y: ATFYX ■ R5: ATFIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Limited Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Limited Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2016, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund’s style-specific benchmark.

      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/15 to 2/29/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.76%
Class A2 Shares	2.02
Class C Shares	0.91
Class Y Shares	2.02
Class R5 Shares	2.06
S&P Municipal Bond Index▼ (Broad Market Index)	3.78
S&P Municipal Bond Investment Grade Short Intermediate Index▼ (Style-Specific Index)	2.60
Lipper Short-Intermediate Municipal Debt Funds Index■ (Peer Group Index)	1.53

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The municipal market benefited from a number of favorable technical factors during the fiscal year ended February 29, 2016, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing asset class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.1 For the fiscal year, the S&P Municipal Bond Index, which represents the performance of municipal bonds, returned 3.78%.2

    The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015. Dominating municipal headlines were the budget impasses in Illinois and Pennsylvania, Chicago’s unfunded pension liabilities and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance.

    Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices, supported increased demand for municipals during the reporting period. Municipal bond prices further benefited from low supply during the reporting period. New money issuance in the tax-exempt market totaled just $150 billion in 2015, compared to an annual average of nearly $200 billion over the last 20 years.3 Under normal market conditions, new money tends to comprise the majority of total bond issuance. However, since 2012, refinancings have represented the bulk of total new issuance.3

    During the fiscal year, security selection in higher-coupon (5.00%-5.50%) municipal bonds contributed to the Fund’s performance relative to its style-specific index. The Fund’s security selection in intermediate-maturity bonds (8-12 years) contributed to its relative performance. At the sector level, an underweight allocation in the pre-refunded/escrowed-to-maturity sector and bond selection in the dedicated tax sector benefited relative performance. Holdings in Florida and Louisiana also benefited the Fund’s relative performance.

    During the fiscal year, the Fund’s overweight allocation to shorter-maturity (4-6 years) municipal bonds detracted from its relative performance, as longer-maturity municipal bonds outperformed across the municipal yield curve. At the sector level, security selection in the hospital sector, the Fund’s largest sector and largest overweight position relative to its style-specific benchmark, detracted from the Fund’s relative performance, while the overweight allocation benefited relative performance. Holdings in the industrial development revenue/pollution control revenue sector also detracted from the Fund’s relative performance. Holdings in California and Ohio were detractors from the Fund’s relative performance.

Portfolio Composition
By credit sector, based on total investments
% of total net assets
Revenue Bonds	78.9%
General Obligation Bonds	14.5
Pre-Refunded Bonds	4.7
Other	1.9

Top Five Debt Holdings
	% of total net assets

1.	Miami-Dade (County of); Series 2015	1.0%
2.	Whiting (City of) (BP Products North America); Series 2008	0.9
3.	Virginia (State of) College Building Authority (21st Century College and Equipment Programs); Series 2015 D	0.8
4.	New York (State of) Dormitory Authority (Sales Tax); Series 2015 A	0.8
5.	Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D	0.7

Total Net Assets	$2.2 billion

Total Number of Holdings	826

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2016.

4                Invesco Limited Term Municipal Income Fund

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1  Source: Barclays

2  Source: Standard & Poor’s

3  Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for the Invesco municipal bond team, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2016 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010 and began managing the Fund on April 1, 2016, after the close of the reporting period. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Limited Term Municipal Income
Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/06

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/29/16, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	3.36%
10 Years	3.73
5 Years	3.22
1 Year	-0.80

Class A2 Shares
Inception (5/11/87)	5.05%
10 Years	4.15
5 Years	3.82
1 Year	0.97

Class C Shares
10 Years	3.20%
5 Years	2.95
1 Year	-0.08

Class Y Shares
10 Years	4.24%
5 Years	4.01
1 Year	2.02

Class R5 Shares
Inception (7/30/04)	3.94%
10 Years	4.24
5 Years	4.02
1 Year	2.06

Average Annual Total Returns
As of 12/31/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	3.33%
10 Years	3.66
5 Years	3.19
1 Year	-1.16

Class A2 Shares
Inception (5/11/87)	5.04%
10 Years	4.09
5 Years	3.78
1 Year	0.61

Class C Shares
10 Years	3.15%
5 Years	2.93
1 Year	-0.35

Class Y Shares
10 Years	4.18%
5 Years	3.98
1 Year	1.74

Class R5 Shares
Inception (7/30/04)	3.91%
10 Years	4.18
5 Years	3.97
1 Year	1.69

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class C shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class C, Class Y and Class R5 shares was 0.63%, 0.38%, 1.38%, 0.38% and 0.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco Limited Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund’s investment objective is federal tax-exempt current income.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	High yield (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Intermediate dollar-weighted average life risk. Market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose some or all of their principal and. In some cases, the Fund could lose money in excess of its investment. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

8                Invesco Limited Term Municipal Income Fund

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium-and lower-grade municipal securities risk. Securities which are in the medium-and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium-and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium-and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium-and lower-grade municipal securities before investing in the Fund.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representative of investment-grade US municipal bonds with maturities between one and eight years.
■	The Lipper Short-Intermediate Municipal Debt Funds Index invests in municipal debt issues with dollar-weighted average maturities of one to five years.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.56%
Alabama–1.16%
Alabama (State of) 21st Century Authority; Series 2012 A, Tobacco Settlement RB	5.00%	06/01/2019	$1,750	$1,965,652
Alabama (State of) Public School & College Authority; Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/2018	1,000	1,094,430
Birmingham (City of) Airport Authority;
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/2016	2,335	2,360,381
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/2017	2,465	2,558,054
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/2018	1,985	2,100,011
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/2019	1,410	1,518,147
Series 2003 A, Ref. RB (INS–AGM)(a)	4.50%	07/01/2020	1,375	1,495,684
Birmingham (City of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group); Series 2006 C-1, RB(b)(c)	4.10%	11/03/2016	2,000	2,049,180
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative);
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(a)	4.25%	08/01/2018	3,540	3,825,253
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(a)	4.25%	08/01/2019	3,535	3,918,229
Huntsville (City of) Health Care Authority; Series 2010 A, RB	5.00%	06/01/2018	2,740	2,959,584
				25,844,605

Alaska–0.76%
Alaska (State of) Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation); Series 2004 A, RB (INS–AGM)(a)	5.13%	04/01/2019	1,000	1,119,960
Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. Revolving Fund RB	5.25%	04/01/2021	765	891,760
Alaska (State of) International Airports System;
Series 2006 B, Ref. RB(b)(d)	5.00%	10/01/2016	1,135	1,166,190
Series 2016 A, Ref. RB	5.00%	10/01/2023	1,000	1,234,410
Series 2016 A, Ref. RB	5.00%	10/01/2024	1,000	1,244,570
North Slope (Borough of);
Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/2018	5,250	5,827,710
Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/2019	1,000	1,150,490
Series 2014 A, Unlimited Tax GO Bonds	4.00%	06/30/2017	1,520	1,592,428
Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS–AGC)(a)	5.13%	06/01/2024	650	725,075
Valdez (City of) (BP Pipelines); Series 2003 B, Ref. Marine Terminal RB	5.00%	01/01/2021	1,800	2,028,330
				16,980,923

Arizona–0.85%
Amphitheater Unified School District No. 10; Series 2009 B, School Improvement Unlimited Tax GO Bonds (INS–AGC)(a)	4.00%	07/01/2018	1,250	1,341,287
Arizona (State of);
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/2016	3,000	3,081,150
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/2018	2,000	2,214,240
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/2019	1,000	1,142,360
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/2021	2,000	2,295,220
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/2022	2,000	2,283,860
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/2023	2,000	2,275,100
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2007, Ref. RB	5.25%	05/15/2019	1,200	1,344,156
Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	07/01/2023	1,500	1,692,570
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/2019	500	559,400
Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB(b)(d)	5.00%	07/01/2017	750	794,715
				19,024,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–6.18%
Albany Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	08/01/2025	$1,520	$1,717,874
Bay Area Toll Authority; Series 2014 G, Toll Bridge Floating Rate RB(b)(c)	0.61%	04/01/2020	9,000	8,934,300
California (State of) Department of Water Resources; Series 2014 AT, Water System Floating Rate RB(b)(c)	0.31%	12/01/2017	9,000	8,960,490
California (State of) Health Facilities Financing Authority (St. Joseph Health System);
Series 2009 D, Ref. RB(b)	5.00%	10/18/2016	6,000	6,176,460
Series 2013 B, RB(b)	5.00%	10/17/2017	9,495	10,188,040
California (State of) Health Facilities Financing Authority (The Episcopal Home);
Series 2010 B, RB(d)	5.10%	02/01/2019	395	426,221
Series 2010 B, RB(b)(d)	5.50%	02/01/2020	1,250	1,472,150
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2013 B-3, TEMPS-40SM RB	2.10%	10/01/2019	2,250	2,251,283
California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2008 A, RB (INS–Cal-Mortgage)(a)	5.00%	08/15/2017	385	409,913
Series 2008 A, RB (INS–Cal-Mortgage)(a)	5.25%	08/15/2019	325	362,616
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2007 B, RB(b)(d)	5.05%	10/01/2018	1,500	1,662,600
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(b)(c)	0.96%	05/01/2017	6,000	6,010,140
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2020	1,900	2,178,844
Series 2011, Ref. Unlimited Tax GO Bonds	5.00%	09/01/2017	2,000	2,136,800
Series 2012 B, Ref. Floating Rate Unlimited Tax GO Bonds(c)	1.01%	05/01/2019	4,000	4,036,880
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2017	10,000	10,648,200
Chula Vista (City of) (San Diego Gas & Electric Co.); Series 2006 A, Ref. IDR	1.65%	07/01/2018	3,000	3,003,060
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/2021	1,500	1,378,650
Golden State Tobacco Securitization Corp.;
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2019	1,000	1,134,230
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2020	1,250	1,455,888
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2021	1,000	1,194,650
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(e)	0.00%	08/01/2025	3,000	2,398,290
Hayward Unified School District (Election of 2008);
Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/2017	1,000	984,350
Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/2020	1,000	927,630
Inland Valley Development Agency; Series 2011 C, Tax Allocation RB(b)(d)	4.50%	03/01/2016	2,500	2,500,600
Irvine (City of) (Reassessment District No. 13-1);
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2017	575	601,697
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2018	450	482,733
Lake Tahoe Unified School District (Election of 2008); Series 2009, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/2024	1,000	1,132,850
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2008 C, Sub. RB(b)(d)	5.00%	05/15/2018	1,000	1,096,330
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2021	2,000	2,423,520
Monterey (County of) (2009 Refinancing);
Series 2009, COP (INS–AGM)(a)	5.00%	08/01/2016	1,000	1,019,990
Series 2009, COP (INS–AGM)(a)	5.00%	08/01/2019	2,360	2,688,913
New Haven Unified School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	08/01/2020	2,530	2,888,121
Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/2016	1,000	1,015,130
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/2020	1,000	1,142,740
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/2021	1,000	1,133,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Rowland Unified School District (Election of 2006); Series 2009 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2023	$1,300	$1,097,122
Sacramento (County of);
Series 2009 B, Sr. Airport System RB	5.00%	07/01/2018	1,000	1,092,960
Series 2009 D, Sub. & Passenger Facility Charge Grant Airport System RB (INS–AGC)(a)	5.13%	07/01/2025	1,500	1,646,130
Series 2010, Ref. COP	5.00%	02/01/2017	4,000	4,131,360
Series 2010, Ref. COP	5.25%	02/01/2018	3,000	3,229,770
Series 2010, Ref. COP	5.25%	02/01/2019	1,500	1,650,030
Series 2010, Sr. Airport System RB	5.00%	07/01/2023	500	571,540
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	5.50%	05/01/2026	2,000	2,290,240
San Pablo (City of) Successor Agency to the Redevelopment Agency; Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	4.00%	06/15/2018	450	483,039
Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS–NATL)(a)	4.38%	01/01/2024	1,000	1,049,320
Southern California Metropolitan Water District; Series 2012 B-2, Ref. Floating Rate RB(b)(c)	0.39%	03/27/2018	2,000	1,995,080
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2022	1,900	1,693,109
Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2023	2,000	1,720,420
Tustin Unified School District (Community Facilities District No. 88-1);
Series 2015, Ref. Special Tax RB	5.00%	09/01/2022	1,500	1,810,470
Series 2015, Ref. Special Tax RB	5.00%	09/01/2023	1,000	1,219,790
Tustin Unified School District (Community Facilities District No. 97-1);
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2022	1,000	1,189,080
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2023	650	783,595
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2024	1,500	1,807,800
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)	3.20%	06/01/2020	4,355	4,362,534
Vernon (City of);
Series 2009 A, Electric System RB(b)(d)	5.13%	08/01/2019	945	1,039,131
Series 2009 A, Electric System RB	5.13%	08/01/2021	2,055	2,282,673
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/2027	1,000	1,387,660
West Sacramento (City of) Area Flood Control Agency; Series 2008, Special Assessment RB(b)(d)	5.13%	09/01/2016	1,075	1,101,692
				137,810,628

Colorado–0.53%
Aurora (City of) (The Children’s Hospital Association); Series 2004 D, Hospital RB (INS–AGM)(a)	5.00%	12/01/2020	1,000	1,090,310
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB(b)(d)	6.75%	12/01/2018	640	726,983
Colorado (State of) Health Facilities Authority (North Colorado Medical Center, Inc.); Series 2003 A, Hospital RB (INS–AGM)(a)	5.25%	05/15/2026	1,000	1,093,270
Colorado (State of) Health Facilities Authority (Sisters of Charity of Leavenworth Health System); Series 2010 B, RB	5.00%	01/01/2019	2,795	3,117,962
Colorado School of Mines Board of Trustees; Series 2009, Ref. & Improvement Enterprise RB(b)(d)	5.00%	12/01/2018	160	178,648
Denver School District No. 1; Series 2009 A, Unlimited Tax GO Bonds(b)(d)	5.00%	06/01/2019	1,000	1,135,040
Public Authority for Colorado Energy;
Series 2008, Natural Gas Purchase RB	6.13%	11/15/2023	1,550	1,924,697
Series 2008, Natural Gas Purchase RB	6.25%	11/15/2028	2,000	2,550,800
				11,817,710

Connecticut–2.68%
Connecticut (State of) (Transportation Infrastructure);
Series 2009 A, Special Tax Obligation RB	5.00%	12/01/2016	2,000	2,070,840
Series 2013 A, Special Tax Obligation RB	5.00%	10/01/2023	2,180	2,707,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–(continued)
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University); Series 2012 H, Ref. RB (INS–AGM)(a)	4.00%	07/01/2022	$2,590	$2,939,080
Connecticut (State of) Health & Educational Facility Authority (Yale New Haven Health); Series 2014 B, Floating Rate RB(b)(c)	0.84%	07/01/2019	9,000	9,044,100
Connecticut (State of) Health & Educational Facility Authority (Yale University);
Series 1999 U-2, RB(b)	1.00%	02/06/2019	14,000	14,040,460
Series 2015 A, Ref. RB(b)	1.38%	07/11/2018	8,000	8,107,600
Series 2013 A, Floating Rate Unlimited Tax GO Bonds(c)	0.56%	03/01/2019	4,350	4,313,765
Connecticut (State of);
Series 2014 C, Ref. Unlimited Tax GO Bonds	5.00%	06/15/2018	7,000	7,674,310
Series 2014 C, Ref. Unlimited Tax GO Bonds	5.00%	12/15/2018	7,000	7,809,620
New Haven (City of) Solid Waste & Recycling Authority; Series 2008, RB	5.13%	06/01/2023	1,000	1,078,960
				59,785,968

Delaware–0.12%
Delaware (State of) Health Facilities Authority (Bayhealth Medical Center);
Series 2009 A, RB	4.05%	07/01/2022	1,000	1,088,540
Series 2009 A, RB	5.00%	07/01/2018	1,540	1,667,666
				2,756,206

District of Columbia–0.24%
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB	4.75%	03/01/2017	710	721,864
District of Columbia (Georgetown University);
Series 2001 C, University RB(b)	5.25%	04/01/2023	2,000	2,207,460
Series 2011, University RB(b)	5.00%	04/01/2021	2,055	2,397,343
				5,326,667

Florida–6.38%
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	1,000	1,158,370
Citizens Property Insurance Corp. (High Risk Account);
Series 2009 A-1, Sr. Sec. RB (INS–AGC)(a)	5.00%	06/01/2016	2,000	2,024,140
Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/2017	1,055	1,116,443
Series 2010 A-1, Sr. Sec. RB (INS–AGM)(a)	5.00%	06/01/2017	4,000	4,220,480
Citizens Property Insurance Corp.;
Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2017	5,000	5,275,600
Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2022	8,000	9,594,880
Series 2015 A, Floating Rate Sr. Sec. RB(c)	0.96%	06/01/2020	5,000	4,975,300
Series 2015 A-1, RB	5.00%	06/01/2018	1,500	1,605,450
Escambia (County of) (Gulf Power Co.);
Series 1997, Ref. PCR(b)	2.10%	04/11/2019	2,000	2,046,440
Series 2009, Solid Waste Disposal RB(b)	1.40%	12/01/2017	2,500	2,517,275
Florida (State of) (Department of Transportation); Series 2015, Ref. Right-of-Way Unlimited Tax GO Bonds	5.00%	07/01/2025	7,100	9,048,453
Florida (State of) Board of Education;
Series 2009 A, Lottery RB	5.00%	07/01/2023	2,000	2,220,820
Series 2009 A, Lottery RB	5.25%	07/01/2024	1,715	1,912,997
Series 2010 F, Ref. Lottery RB	5.00%	07/01/2018	2,090	2,299,125
Florida (State of) Department of Education; Series 2006 A, Community College Capital Improvement RB (INS–NATL)(a)	5.00%	07/01/2018	1,335	1,370,057
Florida (State of) Department of Environmental Protection; Series 2014, Ref. Preservation RB	5.00%	07/01/2022	10,000	12,210,400
Florida (State of) Department of Transportation;
Series 2015 B, Ref. Turnpike RB	5.00%	07/01/2017	3,025	3,209,767
Series 2015 B, Ref. Turnpike RB	5.00%	07/01/2022	3,860	4,724,987
Series 2016 A, Ref. Turnpike RB	5.00%	07/01/2017	3,275	3,475,037
Series 2016 A, Ref. Turnpike RB	5.00%	07/01/2023	5,775	7,145,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida (State of) Mid-Bay Bridge Authority;
Series 2015 A, Ref. RB	5.00%	10/01/2022	$1,485	$1,742,945
Series 2015 A, Ref. RB	5.00%	10/01/2023	1,000	1,183,190
Florida (State of) Municipal Power Agency (St. Lucie);
Series 2011 A, RB	4.00%	10/01/2016	500	510,230
Series 2011 A, RB	4.00%	04/01/2017	500	518,060
Gulf Breeze (City of) (2010 A Loan Program—Loans to City of Pensacola); Series 2010 A, Capital Funding RB (INS-AGM)(a)	5.00%	10/01/2016	1,495	1,534,767
Gulf Breeze (City of) (Local Government Loan Program); Series 1985 J, RB(f)	4.50%	12/01/2020	3,050	3,475,383
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2005 I, Hospital RB	5.00%	11/15/2016	2,000	2,065,440
Hillsborough (County of) School Board;
Series 2015, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	10/01/2020	2,200	2,568,918
Series 2015, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	10/01/2021	1,700	2,026,842
Series 2015, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	10/01/2022	1,500	1,815,360
Kissimmee (City of) Utility Authority;
Series 2003, Ref. Electric System RB (INS–AGM)(a)	5.00%	10/01/2017	1,900	2,023,690
Series 2003, Ref. Electric System RB (INS–AGM)(a)	5.25%	10/01/2016	1,500	1,540,800
Lakeland (City of) Department of Electric Utilities;
Series 2016, Ref. Energy System RB	5.00%	10/01/2017	295	315,859
Series 2016, Ref. Energy System RB	5.00%	10/01/2018	950	1,055,127
Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/2028	750	836,708
Miami-Dade (County of) (Double-Barreled Aviation); Series 2010, Unlimited Tax GO Bonds	5.00%	07/01/2017	500	529,080
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.00%	06/01/2018	1,000	1,085,770
Series 2009, Public Facilities RB (INS–AGC)(a)	5.50%	06/01/2029	2,455	2,768,332
Miami-Dade (County of) (Miami International Airport);
Series 2009 B, Aviation RB (INS–AGC)(a)	5.00%	10/01/2026	1,000	1,124,540
Series 2009 B, Aviation RB (INS–AGC)(a)	5.00%	10/01/2029	1,000	1,124,540
Miami-Dade (County of) Transit System Sales Surtax Revenue; Series 2015, Ref. RB	5.00%	07/01/2019	1,350	1,530,212
Miami-Dade (County of);
Series 2008 C, Ref. Water & Sewer System RB(b)(d)	5.00%	10/01/2018	1,500	1,668,045
Series 2008 C, Ref. Water & Sewer System RB(b)(d)	5.13%	10/01/2018	1,525	1,700,741
Series 2008 C, Ref. Water & Sewer System RB(b)(d)	5.50%	10/01/2018	1,500	1,687,275
Series 2015, Ref. Water & Sewer System RB	5.00%	10/01/2024	18,000	22,511,520
Pasco (County of); Series 2009 A, Water & Sewer RB	5.00%	10/01/2016	750	770,880
Port St. Lucie (City of) (Municipal Complex); Series 2008, Ref. Master Lease Project COP (INS–AGC)(a)	6.25%	09/01/2027	500	552,720
				142,418,287

Georgia–4.44%
Atlanta (City of);
Series 1999 A, Water & Wastewater RB (INS–AGM)(a)	5.50%	11/01/2017	5,000	5,411,650
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	4.13%	11/01/2019	970	1,084,848
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/2017	1,500	1,611,030
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/2020	1,500	1,716,840
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/2021	1,500	1,695,765
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/2027	2,000	2,619,620
Burke (County of) Development Authority (Georgia Power Co. Plant Vogtle);
Series 1994, PCR(b)	2.20%	04/02/2019	1,000	1,027,950
Series 1994, PCR(b)	2.20%	04/02/2019	4,000	4,111,800
Series 2012, PCR(b)	1.75%	06/01/2017	6,450	6,521,079
Burke (County of) Development Authority (Oglethorpe Power Vogtle); Series 2013 A, PCR(b)	2.40%	04/01/2020	2,000	2,061,220
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	5.25%	09/01/2020	2,440	2,772,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Fayette (County of) Hospital Authority (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/2020	$2,500	$2,747,150
Series 2009 A, RAC	4.50%	06/15/2021	2,500	2,736,375
Floyd (County of) Development Authority (Georgia Power Company Hammond); Series 2010, Ref. RB	2.35%	12/11/2020	5,000	5,154,350
Fulton (County of) Development Authority (Catholic Health East); Series 2010, Health System RB(d)	4.00%	11/15/2016	2,460	2,523,714
Fulton (County of) Development Authority (Piedmont Healthcare, Inc.); Series 2009 A, RB	5.00%	06/15/2029	2,830	3,105,953
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2012, Retirement Community RB	5.00%	11/15/2022	2,000	2,284,420
Gainesville (City of) & Hall (County of) Hospital Authority (Northeast Georgia Health System, Inc.); Series 2014 B, Ref. Floating Rate RB(b)(c)	0.96%	02/18/2020	7,000	6,938,120
Georgia (State of); Series 2015 C, Ref. Unlimited Tax GO Bonds	5.00%	07/01/2017	7,000	7,426,580
Glynn-Brunswick Memorial Hospital Authority;
Series 2008, RAC(b)(d)	5.00%	08/01/2018	900	992,322
Series 2008, RAC	5.00%	08/01/2020	100	110,152
Series 2008, RAC(b)(d)	5.25%	08/01/2018	900	997,713
Series 2008, RAC	5.25%	08/01/2023	100	109,721
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.25%	07/01/2029	2,000	2,229,460
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.);
Series 2009, RAC	4.00%	08/01/2019	635	697,084
Series 2009, RAC	5.00%	08/01/2024	1,260	1,410,935
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC (INS–AGM)(a)	3.50%	08/01/2020	2,000	2,126,180
Series 2010, RAC (INS–AGM)(a)	5.00%	08/01/2021	1,500	1,705,410
Metropolitan Atlanta Rapid Transit Authority; Series 2000 B, Sales Tax Floating Rate Second Indenture RB(b)(c)	0.29%	07/01/2017	13,500	13,481,505
Monroe (County of) Development Authority (Georgia Power Co. Plant Sherer); Series 1995, PCR(b)	2.00%	06/13/2019	3,500	3,576,440
Private Colleges & Universities Authority (Mercer University); Series 2012 A, RB	4.00%	10/01/2016	1,660	1,693,316
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/2029	2,500	2,741,250
South Regional Joint Development Authority (Valdosta State University Parking & Health Center);
Series 2007, RB (INS–SGI)(a)	5.00%	08/01/2020	1,385	1,481,410
Series 2007, RB (INS–SGI)(a)	5.00%	08/01/2021	1,490	1,608,023
Series 2007, RB (INS–SGI)(a)	5.00%	08/01/2022	605	652,922
				99,164,611

Guam–0.29%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/2019	1,000	1,139,320
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/2020	2,070	2,420,140
Guam (Territory of);()
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2019	1,000	1,134,880
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2020	1,500	1,742,175
				6,436,515

Idaho–0.35%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	5.63%	12/01/2019	1,000	1,136,470
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2009 A, Grant & RAB	5.25%	07/15/2025	500	561,730
Regents of the University of Idaho;
Series 2007 B, General RB (INS–AGM)(a)(b)	4.50%	04/01/2018	1,760	1,877,005
Series 2011, Ref. General RB(b)	5.25%	04/01/2021	3,675	4,316,251
				7,891,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–6.08%
Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/2023	$1,260	$1,397,012
Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.13%	11/01/2025	1,145	1,271,465
Chicago (City of) (Midway Airport);
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2020	2,000	2,291,580
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2019	400	445,264
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2020	500	572,895
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2022	1,800	2,138,724
Chicago (City of) (O’Hare International Airport);
Series 2010 C, Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/2021	1,025	1,189,492
Series 2015 B, Ref. RB	5.00%	01/01/2022	3,650	4,361,567
Series 2015 B, Ref. RB	5.00%	01/01/2023	5,000	6,060,950
Chicago (City of) Transit Authority (FTA Section 5307 Urbanized Area Formula Funds);
Series 2015, Ref. Capital Grant Receipts RB	5.00%	06/01/2018	4,500	4,855,905
Series 2015, Ref. Capital Grant Receipts RB	5.00%	06/01/2021	8,000	9,165,600
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008 A, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/2023	2,500	2,693,900
Chicago (City of);
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	3,205	3,282,016
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2021	1,000	1,136,300
Cook (County of);
Series 2009 A, Ref. Unlimited Tax GO Bonds	5.00%	11/15/2019	2,015	2,242,735
Series 2009 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/2020	5,150	5,697,651
Cook County School District No. 144 (Prairie Hills);
Series 2010 A, School Limited Tax GO Bonds(d)	4.00%	12/01/2016	870	893,647
Series 2010 A, School Limited Tax GO Bonds(d)	4.25%	12/01/2020	555	638,183
DeKalb County Community Unit School District No. 428;
Series 2010, School Building Unlimited Tax CAB GO Bonds(e)	0.00%	01/01/2019	1,000	955,900
Series 2010, School Building Unlimited Tax CAB GO Bonds(e)	0.00%	01/01/2020	1,000	926,620
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2010 D, Ref. RB	5.00%	04/01/2020	1,200	1,350,612
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2018	465	503,056
Illinois (State of) Finance Authority (Edward Hospital Obligated Group); Series 2008 B-1, VRD Ref. RB (LOC–JPMorgan Chase Bank, N.A.)(g)(h)	0.01%	02/01/2040	10,700	10,700,000
Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 1999 A, RB (INS–AGM)(a)	5.00%	05/15/2017	2,000	2,076,660
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB (INS–AGM)(a)	5.25%	03/01/2022	1,275	1,475,570
Series 2005, RB (INS–AGM)(a)	5.25%	03/01/2023	1,500	1,722,330
Illinois (State of) Finance Authority (The Peoples Gas Light & Coke Company); Series 2010 B, Ref. Gas Supply RB(b)	1.88%	08/01/2020	7,000	7,126,910
Illinois (State of) Finance Authority (University Chicago Medical Center); Series 2012, Ref. RB	5.00%	08/15/2020	1,080	1,253,102
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Dedicated State Tax CAB RB (INS–NATL)(a)(e)	0.00%	12/15/2032	25,000	12,286,250
Series 2002, Dedicated State Tax Conv. CAB RB (INS–NATL)(a)(i)	5.70%	06/15/2025	4,000	4,355,880
Illinois (State of);
Series 2010, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/2017	2,425	2,507,886
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2021	2,500	2,811,800
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2016	6,600	6,648,708
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2020	2,500	2,768,050
Kendall, Kane & Will Counties Community Unit School District No. 308;
Series 2007, Unlimited Tax GO Bonds(b)(d)	5.00%	02/01/2017	5,795	6,039,897
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	4.38%	10/01/2021	1,020	1,075,009
Northern Illinois Municipal Power Agency (Prairie State Power); Series 2007 A, RB (INS–NATL)(a)	5.00%	01/01/2019	1,000	1,073,640
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2020	1,850	2,137,953
Series 2010, RB	5.50%	06/01/2023	1,500	1,770,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Springfield (City of);
Series 2015, Ref. Electric Sr. Lien RB	5.00%	03/01/2025	$4,705	$5,765,366
Series 2015, Ref. Sr. Lien Electric RB	5.00%	03/01/2023	2,000	2,410,080
St. Clair (County of) (Alternative Revenue Source);
Series 2009, Ref. Unlimited Tax GO Bonds(d)	5.00%	10/01/2019	625	717,319
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2019	375	426,533
Series 2009, Ref. Unlimited Tax GO Bonds(b)(d)	5.00%	10/01/2019	970	1,113,279
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2021	510	571,562
Will County Community Unit School District No. 365 (Valley View); Series 2011 B, Ref. Unlimited Tax GO Bonds	5.00%	11/01/2017	1,060	1,132,557
Will, Grundy, Etc. Counties Community College District No. 525 (Joliet Junior College);
Series 2008, Unlimited Tax GO Bonds(b)(d)	5.75%	06/01/2018	240	267,053
Series 2008, Unlimited Tax GO Bonds	5.75%	06/01/2027	1,195	1,316,089
				135,621,187

Indiana–1.71%
Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB	5.00%	07/15/2022	1,000	1,123,700
Indiana (State of) Finance Authority (CWA Authority);
Series 2014-A, First Lien Wastewater Utility RB	5.00%	10/01/2018	410	453,694
Series 2014-A, First Lien Wastewater Utility RB	5.00%	10/01/2019	335	382,181
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2016 A, Ref. Hospital RB	5.00%	12/01/2024	3,400	4,224,636
Indiana (State of) Municipal Power Agency;
Series 2011 A, Power Supply System RB	5.00%	01/01/2021	250	295,430
Series 2011 A, Power Supply System RB	5.00%	01/01/2022	250	298,410
Indianapolis Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/2029	1,040	1,162,460
Monroe County Community 1996 School Building Corp.; Series 2008, First Mortgage RB (INS–AGM)(a)	5.13%	01/15/2024	2,285	2,547,318
Portage (City of) Redevelopment District; Series 2008, Ref. Tax Increment Allocation RB (INS–AGC)(a)	5.00%	01/15/2022	2,470	2,633,563
Rockport (City of) (Indiana Michigan Power Co.); Series 2009 A, Ref. PCR(b)	1.75%	06/01/2018	4,500	4,537,620
University of Southern Indiana; Series 2009 J, Student Fee RB (INS–AGC)(a)	5.00%	10/01/2023	400	448,620
Whiting (City of) (BP Products North America); Series 2008, Environmental Facilities RB(b)	1.85%	10/01/2019	20,000	19,947,400
				38,055,032

Iowa–0.78%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.38%	06/15/2028	1,825	2,059,586
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/2018	1,000	1,079,220
Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/2019	500	558,560
Iowa Student Loan Liquidity Corp.;
Series 2009 1, RB	5.00%	12/01/2016	2,525	2,606,860
Series 2009 1, RB	5.25%	12/01/2017	2,500	2,680,450
Series 2009 1, RB	5.25%	12/01/2018	2,500	2,766,975
Series 2009 2, RB	5.40%	12/01/2023	2,500	2,753,050
Series 2009 3, RB	5.00%	12/01/2019	2,500	2,820,900
				17,325,601

Kansas–1.31%
Dodge City (City of); Series 2009, Sales Tax RB (INS–AGC)(a)	5.00%	06/01/2021	1,000	1,126,860
Kansas (State of) Department of Transportation; Series 2015, Highway RB	5.00%	09/01/2025	5,725	7,378,666
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2009 C, Hospital RB	5.00%	11/15/2016	1,000	1,032,280
Series 2009 D, Hospital RB	5.00%	11/15/2024	1,585	1,697,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/2024	$500	$565,915
Kansas (State of) Development Finance Authority;
Series 2015 G, RB	5.00%	04/01/2019	3,000	3,363,600
Series 2015 G, RB	5.00%	04/01/2027	5,000	5,905,250
Series 2015 G, RB	5.00%	04/01/2028	5,000	5,862,250
Wyandotte (County of) & Kansas City (City of) Unified Government;
Series 2014 A, Ref. & Improvement Utility System RB	4.00%	09/01/2017	1,085	1,138,469
Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2021	1,000	1,198,300
				29,268,665

Kentucky–3.28%
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2006, Ref. Hospital RB (INS–AGC)(a)	5.25%	02/01/2028	1,030	1,095,796
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS–AGC)(a)	5.75%	12/01/2028	550	594,545
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010-A, Hospital RB	5.00%	06/01/2019	3,150	3,527,779
Series 2015, Ref. Hospital RB	5.00%	06/01/2016	640	647,066
Series 2015, Ref. Hospital RB	5.00%	06/01/2018	1,100	1,186,878
Kentucky (State of) Economic Development Finance Authority (Republic Services, Inc.); Series 2010 B, Ref. Solid Waste Disposal RB(b)(c)	0.43%	06/01/2016	10,000	10,000,000
Kentucky (State of) Municipal Power Agency (Prairie State);
Series 2010 A, Power System RB (INS–AGM)(a)	4.00%	09/01/2016	800	814,008
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/2021	5,860	6,784,356
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/2022	4,560	5,266,390
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/2023	1,000	1,150,670
Series 2015 B, Ref. Floating Rate Power System RB(b)(c)	1.41%	09/01/2018	3,000	2,998,680
Kentucky (State of) Municipal Power Agency;
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2026	2,000	2,399,460
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2027	3,380	4,019,597
Series 2015 A, Ref. Power System RB (INS–NATL)(a)	5.00%	09/01/2028	2,870	3,374,489
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 A, Sub. Toll Revenue BAN	5.00%	07/01/2017	5,000	5,253,600
Kentucky (State of) Turnpike Authority (Revitalization); Series 2010 A, Ref. Economic Development Road RB	5.00%	07/01/2017	3,000	3,182,400
Louisville (City of) & Jefferson (County of) Metropolitan Government (Louisville Gas & Electric Co.);
Series 2005 A, PCR(b)	2.20%	08/01/2019	3,000	3,101,820
Series 2007 B, Ref. Environmental Facilities RB(b)	1.60%	06/01/2017	4,000	4,036,600
Louisville (City of) & Jefferson (County of) Metropolitan Sewer District; Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/2020	10,000	11,565,000
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(a)	5.00%	10/01/2024	2,000	2,203,980
				73,203,114

Louisiana–3.52%
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 1998 B, Hospital RB(b)(d)	5.25%	01/01/2020	1,000	1,177,440
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (BRCC Facilities Corp.);
Series 2011, Ref. RB (INS–AGM)(a)	4.00%	12/01/2017	1,690	1,781,987
Series 2011, Ref. RB (INS–AGM)(a)	4.00%	12/01/2018	1,775	1,918,331
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Caddo/Bossier Parishes Port Commission); Series 2010, Ref. RB (INS–AGM)(a)	4.00%	04/01/2018	1,600	1,701,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles);
Series 2009, Ref. RB (INS–AGC)(a)	4.00%	04/01/2016	$1,435	$1,439,578
Series 2009, Ref. RB (INS–AGC)(a)	4.00%	04/01/2018	1,555	1,658,050
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, Ref. RB	5.00%	04/01/2018	1,000	1,084,430
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System Facilities Corp.); Series 2009 B, RB (INS–AGC)(a)	5.00%	10/01/2026	1,500	1,691,295
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(a)	5.00%	02/01/2029	1,000	1,123,060
Louisiana (State of) Public Facilities Authority (Black & Gold Facilities); Series 2007 A, RB (INS–AGC)(a)	5.00%	07/01/2022	500	526,190
Louisiana (State of) Public Facilities Authority (CHRISTUS Health);
Series 2008, Ref. RB (INS–AGC)(a)	5.75%	07/01/2018	355	374,813
Series 2009 A, Ref. RB	5.00%	07/01/2016	1,000	1,014,290
Series 2009 A, Ref. RB	5.25%	07/01/2020	1,000	1,156,710
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program); Series 2007, RB(b)(d)	5.00%	06/01/2017	1,000	1,056,030
Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB(d)	5.00%	06/01/2016	1,000	1,011,380
Series 2006 C-3, Assessment RB (INS–AGC)(a)	6.13%	06/01/2025	1,550	1,730,048
Series 2015, Ref. RB	5.00%	06/01/2018	5,000	5,450,550
Series 2015, Ref. RB (INS–AGM)(a)	5.00%	06/01/2022	12,875	15,535,361
New Orleans (City of) Aviation Board (Consolidated Rental Car);
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.13%	01/01/2017	1,730	1,784,858
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.25%	01/01/2018	1,575	1,681,690
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.50%	01/01/2019	1,100	1,216,952
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.75%	01/01/2020	1,890	2,094,555
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	6.00%	01/01/2025	1,000	1,112,470
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/2019	500	555,090
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	6.00%	01/01/2023	1,025	1,162,206
New Orleans (City of);
Series 2009, Ref. Sewerage Service RB(b)(d)	6.25%	06/01/2019	1,000	1,175,840
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2018	500	545,055
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2019	700	786,898
Series 2014, Ref. Water RB	5.00%	12/01/2019	1,000	1,136,470
Series 2015, Ref. Unlimited Tax GO Bonds	4.00%	12/01/2017	750	791,678
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2022	500	600,330
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2023	500	606,545
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,223,550
Series 2015, Sewerage Service RB	5.00%	06/01/2023	700	844,186
Series 2015, Sewerage Service RB	5.00%	06/01/2024	400	485,408
Series 2015, Sewerage Service RB	5.00%	06/01/2025	500	610,950
Series 2015, Sewerage Service RB	5.00%	06/01/2026	250	302,655
Series 2015, Sewerage Service RB	5.00%	06/01/2027	350	419,678
Series 2015, Water System RB	5.00%	12/01/2023	600	725,934
Series 2015, Water System RB	5.00%	12/01/2024	750	910,942
Series 2015, Water System RB	5.00%	12/01/2025	825	1,007,193
Series 2015, Water System RB	5.00%	12/01/2026	500	605,030
Series 2015, Water System RB	5.00%	12/01/2027	750	897,458
Plaquemines (Parish of) Law Enforcement District; Series 2009, Limited Tax GO Bonds	4.50%	09/01/2017	920	953,902
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB(b)	4.00%	06/01/2022	2,865	3,089,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Terrebonne (Parish of) Hospital Service District No. 1 (Terrebonne General Medical Center); Series 2010, Ref. RB	4.00%	04/01/2020	$1,000	$1,084,070
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/2019	2,540	2,816,352
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/2022	5,000	5,844,850
				78,503,674

Maine–0.12%
Lewiston (City of) (UBS Financial Services, Inc.);
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.00%	12/15/2019	750	778,477
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.00%	12/15/2020	870	902,895
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.50%	12/15/2023	950	989,311
				2,670,683

Maryland–0.25%
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Hospital); Series 2015, Ref. Floating Rate RB(b)(c)	0.84%	05/15/2018	3,000	2,994,660
Maryland (State of) Health & Higher Educational Facilities Authority (Lifebridge Health);
Series 2008, RB(b)(d)	5.00%	07/01/2017	145	153,685
Series 2008, RB(b)(d)	5.00%	07/01/2017	145	153,686
Series 2008, RB	5.00%	07/01/2018	855	903,957
Series 2008, RB (INS–AGC)(a)	5.00%	07/01/2020	855	905,445
Montgomery (County of) Housing Opportunities Commission; Series 2009 A, Single Family Mortgage RB	3.38%	07/01/2016	500	504,840
				5,616,273

Massachusetts–1.56%
Massachusetts (State of) Clean Water Trust (The) (Green Bonds);
Series 2016, State Revolving Fund RB	5.00%	02/01/2018	5,000	5,429,000
Series 2016, State Revolving Fund RB	5.00%	02/01/2019	4,500	5,066,145
Massachusetts (State of) Department of Transportation; Series 2010 B, Sr. Metropolitan Highway System RB	5.00%	01/01/2018	5,400	5,821,416
Massachusetts (State of) Development Finance Agency (Boston University); Series 2013 U-1-R, Floating Rate RB(b)(c)	0.59%	03/30/2017	2,000	1,997,220
Massachusetts (State of) Development Finance Agency (Cape Cod Healthcare Obligated Group); Series 2004 D, RB (INS–AGC)(a)	4.00%	11/15/2017	730	767,756
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2010 A, RB(b)(d)	2.25%	09/01/2016	920	928,105
Massachusetts (State of) Development Finance Agency (International Charter School);
Series 2015, Ref. RB	4.00%	04/15/2020	250	269,335
Series 2015, Ref. RB	5.00%	04/15/2025	750	867,847
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2009 A, RB (INS–AGC)(a)	5.00%	07/01/2023	1,095	1,220,290
Massachusetts (State of) Development Finance Agency (Partners HealthCare System); Series 2014 M, Floating Rate RB(b)(c)	0.56%	01/30/2018	8,795	8,772,221
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2009 A, Ref. RB	6.00%	07/01/2024	1,500	1,720,590
Worcester (City of); Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	4.00%	11/01/2016	1,860	1,905,775
				34,765,700

Michigan–4.68%
Michigan (State of) Building Authority (Facilities Program);
Series 2009 I, Ref. RB (INS–AGC)(a)	5.00%	10/15/2023	7,150	8,117,395
Series 2009 I, Ref. RB (INS–AGC)(a)	5.25%	10/15/2024	1,040	1,188,720
Series 2009 II, RB	4.00%	10/15/2016	1,950	1,994,265
Series 2009 II, RB (INS–AGM)(a)	5.00%	10/15/2021	1,180	1,343,265
Series 2009 II, RB (INS–AGM)(a)	5.00%	10/15/2022	520	591,152
Series 2015 I, Ref. RB	5.00%	04/15/2019	1,750	1,971,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2020	$3,500	$4,055,800
Series 2014 D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2021	4,000	4,733,680
Series 2014 D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/2022	10,000	11,945,300
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014, Ref. RB	3.88%	10/01/2023	2,000	2,151,560
Michigan (State of) Finance Authority (Mclaren Health Care);
Series 2015 D-1, Ref. Floating Rate RB(b)(c)	0.90%	10/15/2018	9,740	9,719,254
Series 2015 D-2, Ref. Floating Rate RB(b)(c)	1.05%	10/15/2020	10,000	9,955,300
Michigan (State of) Finance Authority (Trinity Health); Series 2015, Floating Rate Hospital RB(b)(c)	0.83%	12/01/2020	10,000	9,920,300
Michigan (State of) Finance Authority;
Series 2014 H-1, Ref. RB	5.00%	10/01/2018	1,135	1,250,725
Series 2014 H-1, Ref. RB	5.00%	10/01/2019	850	960,389
Michigan (State of) Hospital Finance Authority (Henry Ford Health System);
Series 2009, Ref. RB	5.00%	11/15/2019	1,500	1,660,275
Series 2009, Ref. RB	5.50%	11/15/2018	1,000	1,095,980
Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.); Series 2008 A, Ref. RB(d)	5.25%	05/15/2018	1,100	1,210,462
Michigan (State of) Municipal Bond Authority (Local Government Loan Program);
Series 2009 A, City of Grand Rapids Downtown Development RB	5.00%	05/01/2021	1,515	1,709,329
Series 2009 A, City of Grand Rapids Downtown Development RB	5.13%	05/01/2023	300	339,216
Series 2009 A, City of Grand Rapids Downtown Development RB	5.25%	05/01/2024	500	566,470
Series 2009 C, State Qualified School RB (CEP-Michigan School Bond Loan Fund)	5.00%	05/01/2016	1,860	1,874,471
Michigan (State of);
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/2019	3,000	3,450,300
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/2023	1,500	1,695,285
Regents of the University of Michigan; Series 2012 E, Floating Rate RB(b)(c)	0.44%	04/02/2018	5,785	5,745,778
Royal Oak (City of) Hospital Finance Authority (William Beaumont Hospital Obligated Group);
Series 2009 V, RB(b)(d)	8.25%	09/01/2018	3,765	4,471,314
Series 2009 W, Ref. RB(d)	5.25%	08/01/2016	3,000	3,063,060
Series 2009 W, Ref. RB(d)	5.25%	08/01/2017	2,000	2,133,900
Series 2009 W, Ref. RB(d)	5.50%	08/01/2019	1,775	2,054,207
Wayne State University Board of Governors; Series 2009 A, Ref. General RB	5.00%	11/15/2017	2,000	2,143,780
Ypsilanti School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	05/01/2018	1,270	1,380,884
				104,492,998

Minnesota–0.94%
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Children’s Health Care);
Series 1995 B, Health Care RB (INS–AGM)(a)	5.00%	08/15/2019	1,400	1,580,726
Series 1995 B, Health Care RB (INS–AGM)(a)	5.00%	08/15/2021	1,350	1,564,394
Series 2010 A, Health Care Facilities RB	5.00%	08/15/2020	730	849,976
Minneapolis & St. Paul (Cities of) Metropolitan Airports Commission;
Series 2007 B, Ref. Sub. RB (INS–NATL)(a)	5.00%	01/01/2019	2,930	3,043,772
Series 2009 A, Ref. Sr. RB	5.00%	01/01/2020	1,000	1,118,250
Series 2011, Ref. RB	5.00%	01/01/2020	1,500	1,727,850
Series 2011, Ref. RB	5.00%	01/01/2021	1,240	1,466,622
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	4.00%	02/15/2020	1,500	1,659,240
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/2021	1,500	1,715,625
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas);
Series 2009 Seven-A, RB	4.00%	10/01/2016	1,000	1,021,300
Series 2009 Seven-A, RB	4.50%	10/01/2022	1,000	1,104,610
Series 2009 Six-X, RB(b)(d)	5.00%	04/01/2017	500	524,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Minnesota (State of) Housing Finance Agency;
Series 2009 A, Residential RB	5.20%	01/01/2023	$80	$83,871
Series 2009 B, Residential RB	5.45%	07/01/2024	105	111,897
St. Cloud (City of) (CentraCare Health System); Series 2010 B, Health Care RB	5.00%	05/01/2016	1,000	1,008,040
St. Paul (City of) Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare); Series 2009, Health Care RB	5.25%	02/01/2021	2,175	2,405,115
				20,985,888

Mississippi–0.31%
Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB	4.63%	09/01/2026	1,695	1,873,466
Mississippi (State of) Development Bank (Jackson County Limited Tax Note); Series 2009, Special Obligation RB (INS–AGC)(a)	5.00%	07/01/2024	1,000	1,111,480
Mississippi (State of) Development Bank (Lowndes County Industrial Development); Series 2007, Special Obligation RB(b)(d)	5.00%	07/01/2017	1,160	1,228,510
Mississippi (State of) Development Bank (Mississippi Power Co.); Series 2007 A, Special Obligation RB (INS–AMBAC)(a)	5.00%	07/01/2016	1,000	1,014,730
Mississippi (State of) Development Bank; Series 2007 A, Special Obligation RB (INS–AMBAC)(a)	5.00%	07/01/2017	1,585	1,671,272
				6,899,458

Missouri–1.57%
Cass (County of); Series 2007, Hospital RB	5.00%	05/01/2017	500	508,575
Kansas City (City of); Series 2010 B, Ref. Special Obligation RB	4.13%	01/01/2021	2,000	2,184,920
Ladue School District;
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds(f)	5.00%	03/01/2025	695	724,864
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	5.00%	03/01/2025	555	580,103
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care);
Series 2010 B, Health Facilities RB	5.00%	06/01/2019	1,000	1,126,480
Series 2010 B, Health Facilities RB	5.00%	06/01/2021	4,645	5,396,050
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2010 A, RB	5.00%	11/15/2020	1,000	1,164,300
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. Power Project RB	5.00%	06/01/2027	2,600	3,143,400
Series 2015 A, Ref. Power Project RB	5.00%	12/01/2027	1,140	1,375,626
St. Charles (County of) Industrial Development Authority (Sun River Village Apartments); Series 1985, VRD IDR (LOC-Wells Fargo Bank, N.A.)(g)(h)	0.01%	12/01/2027	14,500	14,500,000
St. Louis (City of) (Lambert-St. Louis International Airport); Series 2007 A, Ref. Airport RB (INS–AGM)(a)	5.00%	07/01/2020	1,125	1,190,914
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, Senior Living Facilities RB	5.00%	09/01/2023	1,385	1,552,156
St. Louis Municipal Finance Corp. (Convention Center Capital Improvement); Series 2008, Leasehold RB(b)(d)	5.00%	01/15/2017	1,500	1,560,465
				35,007,853

Montana–0.22%
Montana (State of) Facility Finance Authority (Master Loan Program—Glendive Medical Center, Inc.); Series 2008 A, Health Care Facilities RB (CEP-State of Montana Board of Investments)	4.63%	07/01/2018	1,010	1,100,567
Montana (State of) Facility Finance Authority (Sisters of Charity of Leavenworth Health System);
Series 2010 B, Ref. RB	4.00%	01/01/2020	1,000	1,111,500
Series 2010 B, Ref. RB	5.00%	01/01/2019	2,500	2,788,875
				5,000,942

Nebraska–0.52%
Central Plains Energy Project (No. 1); Series 2007 A, Gas Project RB	5.25%	12/01/2018	1,440	1,587,413
Central Plains Energy Project (No. 3); Series 2012, Gas Project RB	5.00%	09/01/2022	2,420	2,806,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–(continued)
Nebraska (State of) Public Power District;
Series 2016 A, Ref. RB	5.00%	01/01/2019	$2,000	$2,238,900
Series 2016 A, Ref. RB	5.00%	01/01/2025	1,570	1,959,910
Series 2016 B, Ref. RB	5.00%	01/01/2019	2,685	3,005,723
				11,598,468

Nevada–1.67%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2015, Ref. Passenger Facility Charge RB	5.00%	07/01/2019	1,875	2,125,950
Series 2015, Ref. Passenger Facility Charge RB	5.00%	07/01/2022	2,000	2,425,180
Clark (County of) Department of Aviation; Series 2014 B, Airport RB	5.00%	07/01/2018	7,200	7,906,320
Clark (County of);
Series 2006, Bond Bank Limited Tax GO Bonds (INS–AMBAC)(a)	5.00%	11/01/2021	5,235	5,401,682
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/2022	1,000	1,128,910
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/2023	4,000	4,511,440
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/2024	1,855	2,089,565
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/2025	1,500	1,687,050
Sr. Series 2010 D, Airport System RB	4.00%	07/01/2017	2,000	2,091,360
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/2024	4,100	4,583,636
Las Vegas (City of) Valley Water District; Series 2009 D, Ref. Limited Tax GO Bonds	5.00%	06/01/2016	500	506,115
Reno (City of) (Washoe Medical Center);
Series 2004 C, Hospital RB (INS–AGM)(a)	5.00%	06/01/2017	1,365	1,434,137
Series 2005 A, Hospital RB (INS–AGM)(a)	5.25%	06/01/2017	1,300	1,369,888
				37,261,233

New Hampshire–0.13%
Manchester (City of); Series 2009 A, Ref. General Airport RB	5.00%	01/01/2017	500	515,675
New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB	5.25%	10/01/2025	525	604,663
Series 2011, RB	5.50%	10/01/2026	510	589,188
New Hampshire (State of) Housing Finance Authority;
Series 2008 E, Single Family Mortgage Acquisition RB	5.05%	07/01/2023	265	278,120
Series 2008 E, Single Family Mortgage Acquisition RB	5.30%	07/01/2028	175	184,524
Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/2029	705	744,367
				2,916,537

New Jersey–2.48%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing);
Series 2010 A, RB	5.00%	06/01/2021	1,500	1,663,230
Series 2010 A, RB	5.25%	06/01/2020	1,295	1,451,863
New Jersey (State of) Economic Development Authority (School Facilities Construction);
Series 2010, Ref. RB(d)	5.00%	12/15/2016	385	399,033
Series 2010, Ref. RB	5.00%	12/15/2016	245	253,107
Series 2010, Ref. RB(d)	5.00%	12/15/2017	1,487	1,602,019
Series 2010, Ref. RB	5.00%	12/15/2017	63	66,871
New Jersey (State of) Economic Development Authority;
Series 2004, Cigarette Tax RB(d)	5.50%	06/15/2016	1,805	1,833,212
Series 2012, Ref. RB	5.00%	06/15/2019	1,000	1,085,250
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, Transportation System RB (INS–AGC)(a)	5.50%	12/15/2021	6,000	7,066,800
Series 2010 D, Transportation System RB	5.25%	12/15/2023	3,305	3,746,185
Series 2011 B, Transportation System RB	5.00%	06/15/2019	1,000	1,086,270
Series 2011 B, Transportation System RB	5.00%	06/15/2020	1,000	1,100,490
Series 2011 B, Transportation System RB	5.00%	06/15/2021	1,000	1,112,000
Series 2013 AA, Transportation Program RB	5.00%	06/15/2021	6,000	6,672,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/2020	$2,000	$2,226,320
Series 2009 H, RB	5.00%	01/01/2021	2,000	2,222,140
Series 2013 D, Floating Rate RB(b)(c)	0.69%	01/01/2018	4,000	3,989,400
Series 2013 E, Floating Rate RB(b)(c)	0.69%	01/01/2018	3,000	2,991,750
Series 2014-B-3, Floating Rate RB(b)(c)	0.86%	01/01/2018	2,750	2,754,950
New Jersey Transit Corp.;
Series 2014 A, Grant Anticipation RB	5.00%	09/15/2017	5,000	5,269,850
Series 2014 A, Grant Anticipation RB	5.00%	09/15/2018	5,000	5,414,450
Newark (City of) Housing Authority (South Ward Police Facility); Series 2009 A, City-Secured Police Facility RB (INS–AGC)(a)	5.00%	12/01/2021	1,130	1,276,256
				55,283,446

New Mexico–0.72%
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/2022	3,955	4,144,168
New Mexico (State of) Municipal Energy Acquisition Authority; Subseries 2014 B, Gas Supply Floating Rate RB(b)(c)	1.04%	08/01/2019	12,000	11,914,920
				16,059,088

New York–8.31%
Amherst Development Corp. (UBF Faculty-Student Housing Corp.—Greiner & Hadley Projects at SUNY Buffalo); Series 2010 A, Student Housing Facility RB (INS–AGM)(a)	4.00%	10/01/2016	1,000	1,019,440
Babylon (Town of) Industrial Development Agency (Covanta Babylon, Inc.);
Series 2009 A, Resource Recovery RB	5.00%	01/01/2018	445	478,023
Series 2009 A, Resource Recovery RB	5.00%	01/01/2019	365	405,216
Long Island (City of) Power Authority; Series 2014 C, Ref. Floating Rate General RB(b)(c)	0.95%	11/01/2018	5,000	4,965,850
Metropolitan Transportation Authority;
Series 2005 B, RB (INS–NATL)(a)	5.25%	11/15/2018	2,445	2,742,874
Subseries 2014 D-2, SIFMA Floating Rate Transportation RB(b)(c)	0.37%	11/15/2017	8,000	7,955,120
Nassau (County of) Industrial Development Agency (New York Institute of Technology);
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/2017	930	966,716
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/2019	1,585	1,753,961
New York (City of) Industrial Development Agency (Yankee Stadium);
Series 2006, PILOT Floating Rate RB (INS–FGIC)(a)(c)	1.60%	03/01/2025	1,025	940,827
Series 2006, PILOT Floating Rate RB (INS–FGIC)(a)(c)	1.61%	03/01/2026	2,725	2,489,233
Series 2006, PILOT Floating Rate RB (INS–FGIC)(a)(c)	1.62%	03/01/2027	5,500	5,011,380
New York (City of) Transitional Finance Authority;
Series 2009 S-5, Building Aid RB	5.00%	01/15/2017	1,875	1,950,394
Series 2011 E, Future Tax Sec. Sub. RB	5.00%	11/01/2018	3,800	4,240,724
Subseries 2014 C, Future Tax Sec. RB	5.00%	11/01/2023	5,000	6,248,500
New York (City of);
Series 2013 G, Unlimited Tax GO Bonds	5.00%	08/01/2019	2,910	3,316,614
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2020	5,365	6,281,235
Series 2014 B, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2020	5,945	6,960,287
Series 2014 J, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2019	10,000	11,397,300
Subseries 2008 J-1, Unlimited Tax GO Bonds	5.00%	08/01/2017	750	797,835
Subseries 2008 J-4, Floating Rate Unlimited Tax GO Bonds(c)	0.56%	08/01/2025	3,250	3,249,903
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2010 A, RB	5.00%	07/01/2019	500	564,365
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University);
Series 2009, Non State Supported Debt RB(b)(d)	5.13%	07/01/2019	2,030	2,308,942
Series 2009, RB(b)(d)	5.50%	07/01/2019	2,925	3,362,902
New York (State of) Dormitory Authority (Personal Income Tax); Series 2015 E, Ref. RB	5.00%	03/15/2023	4,000	4,918,120
New York (State of) Dormitory Authority (Sales Tax); Series 2015 A, Ref. RB	5.00%	03/15/2019	15,000	16,973,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (School Districts Financing Program); Series 2008 D, RB(b)(d)	5.75%	10/01/2018	$1,000	$1,128,500
New York (State of) Dormitory Authority; Series 2009 D, State Personal Income Tax RB	5.00%	06/15/2020	10,000	11,401,100
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010, VRD RB(g)	0.01%	11/01/2044	400	400,000
New York (State of) Power Authority; Series 2015 A, Ref. RB	5.00%	11/15/2017	3,250	3,502,200
New York (State of) Thruway Authority; Series 2013 A, Jr. General RB	5.00%	05/01/2019	13,000	14,695,070
New York State Urban Development Corp.;
Series 2010 A, Personal Income Tax RB	5.00%	03/15/2019	10,000	11,271,600
Series 2010 A-1, Ref. Service Contract RB	5.00%	01/01/2018	5,785	6,247,511
Series 2015 A, Ref. Personal Income Tax RB	5.00%	03/15/2023	10,000	12,295,300
Niagara Falls (City of) Bridge Commission; Series 1993 A, Toll Bridge System RB (INS–AGC)(a)	4.00%	10/01/2019	910	973,327
Tobacco Settlement Financing Corp.;
Series 2011 A, Asset-Backed RB	3.00%	06/01/2016	3,000	3,021,750
Series 2011 A, Asset-Backed RB	4.00%	06/01/2017	4,000	4,174,560
Triborough Bridge and Tunnel Authority;
Subseries 2014 ABCD-3, Ref. Floating Rate RB (INS–AGM)(a)(c)	0.26%	01/01/2017	7,250	7,244,997
Subseries 2014 ABCD-4, Ref. Floating Rate RB (INS–AGM)(a)(c)	0.36%	01/01/2018	6,500	6,484,465
Yonkers (City of);
Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	11/15/2020	655	770,804
Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	11/15/2022	500	573,625
				185,483,970

North Carolina–1.03%
Charlotte (City of) & Mecklenburg (County of) Hospital Authority (Carolinas HealthCare System);
Series 2007 A, Ref. Health Care RB	5.00%	01/15/2019	1,000	1,039,850
Series 2009 A, Ref. Health Care RB	5.00%	01/15/2020	3,500	3,923,395
North Carolina (State of) Eastern Municipal Power Agency; Series 2008 C, Power System RB(d)	6.00%	01/01/2019	205	224,276
North Carolina (State of) Medical Care Commission (Wake Forest Baptist); Series 2012, Ref. Floating Rate Health Care Facilities RB(b)(c)	0.75%	12/01/2017	4,200	4,182,738
North Carolina (State of) Municipal Power Agency #1 (Catawba);
Series 2015 A, Ref. Electric RB	5.00%	01/01/2024	5,000	6,168,850
Series 2015 A, Ref. Electric RB	5.00%	01/01/2028	1,615	1,977,810
Series 2015 B, Ref. Electric RB	5.00%	01/01/2022	1,875	2,260,313
North Carolina (State of); Series 2011, Vehicle Grant Anticipation RB(b)	4.00%	03/01/2018	2,000	2,100,340
Oak Island (Town of); Series 2008 A, Enterprise System RB (INS–NATL)(a)	5.00%	06/01/2020	1,065	1,162,937
				23,040,509

Ohio–3.99%
Akron (City of);
Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(a)	5.00%	03/01/2016	2,675	2,675,722
Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(a)	5.00%	03/01/2018	2,010	2,176,508
Allen (County of) (Catholic Healthcare Partners);
Series 2010 B, Hospital Facilities RB	5.00%	09/01/2016	1,000	1,022,540
Series 2010 B, Hospital Facilities RB	5.00%	09/01/2018	2,000	2,202,680
Series 2010 B, Hospital Facilities RB	5.00%	09/01/2020	2,920	3,393,128
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.00%	02/15/2023	2,850	3,266,983
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/2016	1,430	1,444,028
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/2017	1,985	2,075,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cleveland (City of);
Series 2006 A, Airport System RB (INS–AMBAC)(a)	5.25%	01/01/2021	$3,980	$4,653,734
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2018	2,000	2,145,000
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2019	2,000	2,213,240
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2020	4,000	4,407,560
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2023	2,000	2,197,320
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/2027	1,000	1,091,060
Series 2011 A, Airport System RB	5.00%	01/01/2017	7,605	7,862,277
Series 2011 A, Airport System RB	5.00%	01/01/2022	2,315	2,659,078
Series 2016 A, Ref. Airport System RB (INS–AGM)(a)	5.00%	01/01/2018	340	365,881
Series 2016 A, Ref. Airport System RB (INS–AGM)(a)	5.00%	01/01/2019	425	472,460
Series 2016 A, Ref. Airport System RB (INS–AGM)(a)	5.00%	01/01/2020	450	513,234
Franklin (County of) (OhioHealth Corp.); Series 2011 D, Ref. Hospital Facilities RB(b)	4.00%	08/01/2016	2,500	2,537,750
Hancock (County of) (Blanchard Valley Regional Health Center);
Series 2011 A, Hospital Facilities RB	4.00%	12/01/2016	250	255,233
Series 2011 A, Hospital Facilities RB	5.00%	12/01/2018	170	185,339
Series 2011 A, Hospital Facilities RB	5.75%	12/01/2026	250	294,920
Lancaster Port Authority; Series 2014, Gas Supply Ref. Floating Rate RB(b)(c)	1.01%	08/01/2019	10,000	9,960,600
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B-1, Hospital RB	4.75%	01/01/2020	3,000	3,352,620
Series 2009 B-1, Hospital RB	4.75%	01/01/2021	1,000	1,113,630
Series 2009 B-1, Hospital RB	5.00%	01/01/2022	1,000	1,128,810
Series 2011 B-1, Ref. Hospital RB	5.00%	01/01/2024	1,000	1,162,240
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2006 A, Ref. PCR(b)	3.75%	12/03/2018	3,500	3,613,085
Series 2009, Ref. PCR(b)	2.25%	09/15/2016	1,450	1,452,813
Series 2009, Ref. PCR(b)	3.10%	03/01/2019	3,000	3,061,500
Series 2009 A, RB	5.70%	08/01/2020	7,620	8,546,440
Series 2009 C, Ref. PCR	5.63%	06/01/2018	3,200	3,429,504
Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/2019	1,825	2,096,159
				89,028,453

Oklahoma–0.63%
Oklahoma (County of) Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB	4.50%	09/01/2019	2,000	2,227,820
Oklahoma (State of) Development Finance Authority (Oklahoma State System of Higher Education); Series 2009 A, Master Real Property Lease RB	4.00%	06/01/2020	1,000	1,094,490
Oklahoma (State of) Industries Authority (Oklahoma Medical Research Foundation); Series 2008, RB	5.50%	07/01/2029	1,280	1,399,846
Oklahoma (State of) Municipal Power Authority;
Series 2008 A, Power Supply System RB	5.25%	01/01/2018	300	324,144
Series 2008 A, Power Supply System RB(b)(d)	5.38%	01/01/2018	250	271,580
Series 2008 A, Power Supply System RB(b)(d)	5.88%	01/01/2018	250	273,860
Okmulgee (City of) Municipal Authority; Series 2009 A, Utility System & Sales Tax RB	4.00%	12/01/2019	2,165	2,353,615
Tulsa (County of) Industrial Authority;
Series 2003 A, Capital Improvements RB	4.00%	05/15/2016	5,000	5,039,550
Series 2005 A, Capital Improvements RB	4.00%	05/15/2017	1,000	1,041,550
				14,026,455

Oregon–0.85%
Lane (County of); Series 2009 A, Limited Tax GO Bonds	4.00%	11/01/2016	1,000	1,023,570
Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB(b)(d)	5.00%	04/01/2019	500	563,780
Oregon (State of) Facilities Authority (Legacy Health System); Series 2010 A, Ref. RB	5.00%	03/15/2016	1,490	1,493,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Oregon (State of) Facilities Authority (Peace Health); Series 2008 A, VRD RB (LOC-U.S. Bank N.A.)(g)(h)	0.02%	08/01/2034	$6,000	$6,000,000
Oregon (State of) Facilities Authority (PeaceHealth); Series 2009 A, Ref. RB	5.00%	11/01/2016	1,880	1,937,490
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	4.00%	10/01/2016	1,000	1,017,200
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/2029	1,000	1,130,870
Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax CAB GO Bonds (CEP-Oregon School Bond Guaranty)(e)	0.00%	06/15/2023	2,500	2,166,700
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB	5.00%	10/01/2017	3,400	3,628,888
				18,961,657

Pennsylvania–4.74%
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB	5.00%	12/01/2020	2,500	2,931,475
Bethel Park School District; Series 2009, Limited Tax GO Bonds	4.00%	08/01/2017	800	837,736
Bethlehem (City of);
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/2020	1,475	1,709,215
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/2021	1,400	1,654,590
Delaware (County of) Authority (Villanova University); Series 2010, RB	4.00%	12/01/2016	500	513,785
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC–PNC Bank, N.A.)(g)(h)	0.01%	06/01/2037	2,000	2,000,000
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/2025	1,000	1,115,760
Montgomery (County of) Industrial Development Authority (PECO Energy Company);
Series 1994 A, Ref. RB(b)	2.55%	06/01/2020	5,000	5,050,300
Series 1999 A, Ref. RB(b)	2.50%	04/01/2020	6,000	6,045,360
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	4.00%	03/01/2016	250	250,050
Pennsylvania (State of) Higher Educational Facilities Authority (Carnegie Mellon University);
Series 2009, RB	4.25%	08/01/2019	3,000	3,287,520
Series 2009, RB	5.00%	08/01/2017	1,000	1,061,010
Series 2009, RB	5.00%	08/01/2021	775	867,481
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pittsburgh Medical Center); Series 2010 E, RB	5.00%	05/15/2021	7,285	8,495,257
Pennsylvania (State of) Turnpike Commission;
Series 2008 C-1, Sub. RB(b)(d)	6.00%	06/01/2018	500	559,155
Series 2009 B, Sub. RB(b)(d)	5.00%	06/01/2019	3,550	4,023,251
Series 2009 B, Sub. RB	5.25%	06/01/2024	2,500	2,817,200
Series 2011 A, RB	5.00%	12/01/2022	1,500	1,815,210
Series 2011 A, RB	5.00%	12/01/2023	1,500	1,830,270
Series 2012 B, Floating Rate RB(c)	0.56%	12/01/2016	5,000	4,999,250
Series 2013 B, Floating Rate RB(c)	1.16%	12/01/2019	3,000	3,024,000
Series 2014 B-1, Ref. Floating Rate RB(c)	0.61%	12/01/2018	3,000	2,987,730
Series 2015 A-2, Ref. Floating Rate RB(c)	0.66%	12/01/2018	11,545	11,420,891
Philadelphia (City of) (1998 General Ordinance); Tenth Series 2011, Ref. Gas Works RB (INS–AGM)(a)	4.00%	07/01/2017	1,000	1,044,580
Philadelphia (City of) Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2022	2,250	2,693,610
Series 2015, Ref. RB	5.00%	08/01/2023	4,000	4,840,000
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/2027	1,320	1,264,969
Philadelphia (City of);
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	4.50%	08/01/2020	2,150	2,384,866
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/2021	2,500	2,854,625
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/2022	5,000	5,702,000
Series 2009 B, Limited Tax GO Bonds(b)(d)	5.75%	07/15/2016	1,000	1,020,830
Series 2009 B, Limited Tax GO Bonds(b)(d)	6.00%	07/15/2016	1,000	1,021,780
Series 2009 B, Limited Tax GO Bonds(b)(d)	6.25%	07/15/2016	2,000	2,045,440
Series 2010 A, Ref. Water & Wastewater RB (INS–AGM)(a)	5.00%	06/15/2019	1,000	1,133,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pittsburgh Public School District;
Series 2009 A, Limited Tax GO Bonds(d)	4.00%	09/01/2019	$860	$954,574
Series 2009 A, Limited Tax GO Bonds (INS–AGC)(a)	4.00%	09/01/2019	2,245	2,465,279
Reading (City of);
Series 2008, Unlimited Tax GO Bonds(b)(d)	5.63%	11/01/2018	440	497,077
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.63%	11/01/2023	1,060	1,177,310
South Fork (Borough of) Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005 A, Ref. Hospital RB(b)(d)	6.00%	07/01/2020	500	606,955
Spring-Ford Area School District;
Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/2016	685	685,110
Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/2017	620	635,785
St. Mary Hospital Authority (Catholic Health East); Series 2010 A, Health System RB	5.00%	11/15/2018	2,645	2,937,405
West Mifflin Area School District; Series 2009, Limited Tax GO Bonds (INS–AGM)(a)	5.50%	04/01/2024	500	559,055
				105,820,996

Rhode Island–0.61%
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (INS–AGC)(a)	6.13%	05/15/2027	500	570,385
Rhode Island Health & Educational Building Corp. (University of Rhode Island — Auxiliary Enterprise); Series 2009 B, Higher Education Facility RB (INS–AGC)(a)	5.25%	09/15/2029	1,265	1,420,519
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	2,435	2,837,725
Series 2015 A, Ref. RB	5.00%	06/01/2027	1,600	1,851,408
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,920	2,207,597
Series 2015 B, Ref. RB	2.25%	06/01/2041	4,745	4,790,172
				13,677,806

South Carolina–0.81%
Oconee (County of) (Duke Energy Carolinas); Series 1993, Ref. Facilities PCR	3.60%	02/01/2017	1,000	1,026,490
Piedmont Municipal Power Agency; Series 2009 A-4, Ref. Electric RB	5.00%	01/01/2020	2,000	2,289,940
SCAGO Educational Facilities Corporation for Pickens School District; Series 2015, Ref. RB	5.00%	12/01/2026	2,250	2,730,083
South Carolina (State of) Education Assistance Authority; Series 2009 I, Student Loan RB	4.40%	10/01/2018	545	584,327
South Carolina (State of) Educational Facilities Authority (Furman University); Series 2006 B, VRD RB(g)	0.01%	10/01/2039	5,000	5,000,000
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2010, Ref. Hospital RB	5.00%	02/01/2018	1,000	1,073,900
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.00%	08/01/2021	1,300	1,507,636
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health); Series 2005 A, Ref. Hospital RB (INS–AGM)(a)	4.00%	08/01/2017	1,500	1,562,325
Spartanburg (City of) Sanitary Sewer District; Series 2009 B, Ref. Conv. Sewer System RB (INS–AGC)(a)	4.00%	03/01/2016	1,110	1,110,222
Spartanburg Regional Health Services District, Inc.; Series 2008 D, Ref. Hospital RB (INS–AGC)(a)	5.25%	04/15/2020	1,000	1,093,400
				17,978,323

South Dakota–0.37%
Rapid City (City of);
Series 2009, Water RB(f)	5.00%	11/01/2021	1,170	1,329,307
Series 2009, Water RB(f)	5.00%	11/01/2024	1,620	1,840,579
Series 2009, Water RB(f)	5.00%	11/01/2025	1,650	1,874,664
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB	5.00%	09/01/2021	1,000	1,152,940
South Dakota (State of) Health & Educational Facilities Authority (Sanford Health);
Series 2009, RB	5.00%	11/01/2016	500	514,910
Series 2009, RB	5.00%	11/01/2017	430	460,169
Series 2009, RB	5.00%	11/01/2024	1,000	1,122,660
				8,295,229

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–1.04%
Chattanooga (City of) & Hamilton (County of) Hospital Authority (Erlanger Health System); Series 2004, Ref. RB (INS–AGM)(a)	4.50%	10/01/2016	$2,500	$2,551,075
Jackson (City of);
Series 2008, Ref. Hospital Improvement RB(b)(d)	5.25%	04/01/2018	740	810,670
Series 2008, Ref. Hospital Improvement RB	5.25%	04/01/2023	260	281,320
Memphis (City of) & Shelby (County of) Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/2022	2,165	2,557,883
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2020	860	962,701
Series 2012, Ref. & Improvement RB	5.00%	07/01/2021	885	1,006,528
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS–AGM)(a)	5.00%	09/01/2017	1,000	1,064,880
Tennessee Energy Acquisition Corp.;
Series 2006 A, Gas RB	5.25%	09/01/2018	4,800	5,252,688
Series 2006 A, Gas RB	5.25%	09/01/2021	4,385	5,117,251
Series 2006 C, Gas RB	5.00%	02/01/2022	3,090	3,562,337
				23,167,333

Texas–12.82%
Austin (City of); Series 2015 A, Ref. Water & Wastewater System RB	5.00%	11/15/2023	5,000	6,213,700
Beaumont Independent School District; Series 2009, School Building Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	02/15/2024	1,500	1,557,690
Bexar (County of) Metropolitan Water District;
Series 2009, Ref. Waterworks System RB(d)	5.00%	05/01/2016	1,295	1,305,723
Series 2009, Ref. Waterworks System RB(d)	5.00%	05/01/2019	2,500	2,826,975
Series 2009, Ref. Waterworks System RB(b)(d)	5.00%	05/01/2019	2,500	2,826,975
Series 2009, Ref. Waterworks System RB(b)(d)	5.00%	05/01/2019	2,500	2,826,975
Series 2009, Ref. Waterworks System RB(b)(d)	5.00%	05/01/2019	2,500	2,826,975
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	5.00%	08/15/2023	750	865,178
Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO Bonds	5.00%	08/15/2022	1,100	1,251,019
Dallas (County of) Utility & Reclamation District;
Series 2005 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.00%	02/15/2019	1,200	1,248,744
Series 2005 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.15%	02/15/2021	3,000	3,116,820
Dickinson Independent School District Series 2013, Ref. Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)(b)	1.05%	08/01/2017	5,150	5,166,325
Fort Bend Independent School District (School Building); Series 2015 B, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)(b)	2.00%	08/01/2017	8,000	8,134,880
Fort Worth (City of); Series 2015 A, Ref. & Improvement Water & Sewer System RB	5.00%	02/15/2022	6,975	8,481,460
Fort Worth Independent School District;
Series 2015, Ref. Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/2023	9,945	12,343,436
Series 2015, Ref. Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/2024	4,700	5,892,578
Galveston (City of); Series 2011, Ref. Wharves & Terminal RB	5.00%	02/01/2021	1,000	1,132,410
Harris (County of); Series 2015 B, Ref. Permanent Improvement Limited Tax GO Bonds	5.00%	10/01/2017	4,385	4,694,318
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 B, Ref. Floating Rate Hospital RB(c)	0.61%	06/01/2018	1,750	1,737,470
Series 2013 B, Ref. Floating Rate Hospital RB(c)	0.71%	06/01/2019	2,065	2,052,011
Series 2014 B, Floating Rate Hospital RB(b)(c)	0.59%	12/01/2019	10,000	9,893,800
Harris County Cultural Education Facilities Finance Corp. (St. Luke’s Episcopal Health System);
Series 2009, Ref. RB(d)	5.00%	02/15/2017	1,700	1,774,222
Series 2009, Ref. RB(d)	5.00%	02/15/2018	2,000	2,170,380
Series 2009, Ref. RB(d)	5.00%	02/15/2019	1,000	1,124,150
Series 2009, Ref. RB(b)(d)	5.63%	02/15/2019	2,500	2,856,050
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/2019	485	556,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital); Series 2009, Hospital RB	5.00%	10/01/2024	$1,750	$1,988,070
Harris County Cultural Education Facilities Finance Corp. (Texas Childrens Hospital); Series 2015, Floating Rate RB(b)(c)	1.15%	06/01/2020	5,000	4,995,600
Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS–AGC)(a)	5.00%	05/15/2023	1,500	1,673,760
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/2021	535	605,534
Series 2013 A, Ref. RB	5.00%	06/01/2022	855	978,052
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership);
Series 2006, Solid Waste Disposal RB	5.00%	02/01/2023	4,000	4,431,960
Series 2008, Solid Waste Disposal RB	4.70%	05/01/2018	7,320	7,777,646
Houston (City of);
Series 2004 A, Ref. First Lien Combined Utility System RB (INS–NATL)(a)	5.25%	05/15/2017	3,040	3,217,840
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2016	250	253,898
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2017	340	359,587
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2018	500	547,825
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/2019	250	275,448
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(b)(c)	0.76%	06/01/2017	11,000	10,992,190
Series 2016 B, Ref. First Lien Combined Utility System RB	5.00%	11/15/2017	3,000	3,225,450
Series 2016 B, Ref. First Lien Combined Utility System RB	5.00%	11/15/2018	2,000	2,231,700
Series 2016 B, Ref. First Lien Combined Utility System RB	5.00%	11/15/2019	1,000	1,152,540
Houston Independent School District;
Series 2014 A-1-R, Schoolhouse Limited Tax GO Bonds (CEP-Texas Permanent School Fund)(b)(c)	3.00%	06/01/2016	3,000	3,021,750
Series 2014 A-2-R, Schoolhouse Limited Tax GO Bonds (CEP-Texas Permanent School Fund)(b)	4.00%	06/01/2017	8,500	8,848,330
Katy (City of) Independent School District;
Series 2015 C, Ref. Floating Rate Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)(b)(c)	0.84%	08/15/2019	7,000	6,975,640
Series 2016 A, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/2018	1,000	1,086,120
Series 2016 A, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/2023	1,500	1,851,510
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB(b)(d)	5.75%	08/15/2019	365	425,192
Lake Worth (City of); Series 2008, Combination Tax & Revenue Limited Tax GO Ctfs. (INS–AGC)(a)	5.00%	10/01/2027	1,230	1,347,785
Leander Independent School District; Series 2014 D, Ref. Unlimited Tax CAB GO Bonds (CEP-Texas Permanent School Fund)(e)	0.00%	08/15/2027	5,675	4,082,538
Lower Colorado River Authority;
Series 2009, RB	5.25%	05/15/2029	455	509,791
Series 2009, Ref. RB(b)(d)	5.25%	05/15/2019	10	11,378
Series 2009, Ref. RB(b)(d)	5.25%	05/15/2019	5	5,689
Series 2009, Ref. RB(b)(d)	5.25%	05/15/2019	30	34,134
Series 2015 D, Ref. RB	5.00%	05/15/2017	2,500	2,629,975
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB(d)	5.50%	02/15/2017	2,100	2,198,154
Mansfield (City of); Series 2008, Limited Tax GO Ctfs.(b)(d)	6.13%	02/15/2018	500	553,545
Mission Economic Development Corp. (Waste Management, Inc.); Series 2006, Solid Waste Disposal RB	1.80%	12/01/2018	3,000	3,023,790
New Hope Cultural Education Facilities Corp. (CHF-Collegiate Housing College Station I, LLC-Texas A&M University);
Series 2014 A, Student Housing RB (INS–AGM)(a)	4.00%	04/01/2018	200	211,368
Series 2014 A, Student Housing RB (INS–AGM)(a)	4.00%	04/01/2020	325	355,479
North Fort Bend Water Authority; Series 2009, Water System RB (INS–AGC)(a)	5.00%	12/15/2024	2,000	2,291,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/2021	$2,000	$2,236,500
Series 2011 A, Ref. First Tier Floating Rate RB(b)(c)	0.81%	01/01/2019	8,000	7,939,840
Series 2011 B, Ref. First Tier System RB	5.00%	01/01/2019	500	558,075
Series 2014 C, Ref. Floating Rate First Tier RB(b)(c)	0.68%	01/01/2020	5,000	4,920,050
Northside Independent School District (School Building); Series 2015, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)(b)	1.65%	08/01/2018	2,250	2,286,810
Northwest Independent School District;
Series 2013 A, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/2018	1,500	1,629,180
Series 2015 B, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/2025	2,525	3,190,640
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	02/15/2026	1,000	1,112,720
Round Rock Independent School District;
Series 2016, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	08/01/2017	1,000	1,064,570
Series 2016, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	08/01/2018	1,070	1,182,853
Series 2016, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	08/01/2019	1,500	1,713,060
Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(a)	5.00%	02/15/2024	500	555,210
San Antonio (City of);
Series 2016 A, Ref. Water System Jr. Lien RB	5.00%	05/15/2018	750	822,030
Series 2016 A, Ref. Water System Jr. Lien RB	5.00%	05/15/2019	250	283,353
Series 2016 A, Ref. Water System Jr. Lien RB	5.00%	05/15/2020	1,125	1,313,415
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, Hospital RB (INS–AGC)(a)	5.00%	09/01/2022	595	673,921
Series 2009 A, Hospital RB (INS–AGC)(a)	5.00%	09/01/2024	1,280	1,431,027
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/2019	4,405	4,602,696
Tarrant County Health Facilities Development Corp. (Cook Children’s Medical Center); Series 2010 A, Hospital RB	5.00%	12/01/2017	1,250	1,343,600
Texas (State of) (Transportation Commission); Series 2014, Floating Rate Unlimited Tax GO Bonds(b)(c)	0.39%	10/01/2018	5,000	4,960,400
Texas (State of) Transportation Commission (State Highway Fund);
Series 2015, Ref. First Tier RB	5.00%	10/01/2019	1,000	1,149,630
Series 2015, Ref. First Tier RB	5.00%	10/01/2023	3,200	4,002,432
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002 A, First Tier CAB RB (INS–AMBAC)(a)(e)	0.00%	08/15/2018	3,070	2,990,978
Texas (State of) Water Development Board; Series 2015 A, RB	5.00%	04/15/2024	6,200	7,799,600
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	13,150	16,045,367
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2019	3,500	3,931,095
Series 2012, Gas Supply RB	5.00%	12/15/2021	4,885	5,683,209
Series 2012, Gas Supply RB	5.00%	12/15/2022	500	586,545
Series 2012, Gas Supply RB	5.00%	12/15/2023	8,050	9,377,203
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/2026	1,500	1,622,685
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, Hospital RB	5.00%	07/01/2021	1,285	1,464,232
University of Texas; Series 2009 D, Financing System RB	5.00%	08/15/2018	4,000	4,426,760
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.00%	09/01/2022	900	991,179
Series 2009, Tax Increment Allocation Contract RB	5.10%	09/01/2023	1,455	1,603,847
Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/2025	450	501,116
West Harris County Regional Water Authority; Series 2009, Water System RB	5.00%	12/15/2016	1,000	1,035,710
				286,078,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–0.19%
Intermountain Power Agency; Subseries 2014-A, Ref. Sub. Power Supply RB	5.00%	07/01/2019	$2,500	$2,837,250
Riverton (City of) (IHC Health Services, Inc.); Series 2009, Hospital RB	5.00%	08/15/2018	1,310	1,442,638
				4,279,888

Vermont–0.05%
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB(b)(d)	5.00%	06/01/2018	1,000	1,096,440

Virgin Islands–0.79%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note—Diageo); Series 2009 A, Sub. RB	6.75%	10/01/2019	1,225	1,361,453
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note);
Series 2009 A-1, Ref. Sr. Lien Capital Projects RB	4.13%	10/01/2018	1,875	2,001,712
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2016	1,000	1,023,600
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2017	1,000	1,058,550
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2018	1,000	1,089,730
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	500	554,255
Series 2010 A, Sr. Lien RB	5.00%	10/01/2016	345	353,142
Series 2010 B, Sub. Lien RB	5.00%	10/01/2025	750	829,253
Virgin Islands (Government of) Public Finance Authority;
Series 2015, RB(j)	5.00%	09/01/2022	2,220	2,610,032
Series 2015, RB(j)	5.00%	09/01/2023	1,500	1,780,740
Series 2015, RB(j)	5.00%	09/01/2024	1,650	1,979,191
Series 2015, RB(j)	5.00%	09/01/2025	1,500	1,807,065
Virgin Islands (Government of) Water & Power Authority; Series 2010 B, Electric System RB (INS–AGM)(a)	5.00%	07/01/2022	1,000	1,135,650
				17,584,373

Virginia–1.38%
Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR	5.00%	05/01/2023	500	563,520
Loudoun (County of) Industrial Development Authority (Loudon County Day School, Inc.); Series 2008, VRD RB (LOC-PNC Bank, N.A.)(g)(h)	0.01%	03/01/2038	2,500	2,500,000
Smyth (County of) Industrial Development Authority (Mountain States Health Alliance);
Series 2010 B, Ref. Hospital RB	5.00%	07/01/2016	2,090	2,115,038
Series 2010 B, Ref. Hospital RB	5.00%	07/01/2018	1,255	1,344,306
Virginia (State of) College Building Authority (21st Centrury College and Equipment Programs); Series 2015 D, Educational Facilities RB	5.00%	02/01/2021	14,720	17,514,739
Virginia (State of) Resources Authority (State Revolving Fund); Series 2008, Sub. Clean Water RB(b)(d)	5.00%	10/01/2018	1,315	1,461,241
Wise (County of) Industrial Development Authority; Series 2009 A, Solid Waste & Sewage Disposal RB(b)	2.15%	09/01/2020	5,000	5,183,550
				30,682,394

Washington–4.13%
Central Puget Sound Regional Transit Authority; Series 2015 S-2A, Floating Rate Sales & Use Tax Green Bonds(b)(c)	0.71%	11/01/2018	12,500	12,513,625
Clark (County of) Public Utility District No. 1;
Series 2009, Ref. Electric System RB	5.00%	01/01/2026	500	550,505
Series 2009, Ref. Electric System RB	5.00%	01/01/2028	300	330,303
Cowlitz (County of) (Cowlitz Sewer Operating Board—Wastewater Treatment); Series 2002, Ref. Special Sewer RB (INS–NATL)(a)	5.50%	11/01/2019	2,500	2,736,725
Energy Northwest (Project #1); Series 2007 C, Ref. Electric RB	5.00%	07/01/2017	1,325	1,405,931
Everett (City of); Series 2014, Ref. Limited Tax SIFMA Index Floating Rate GO Bonds(b)(c)	0.41%	12/01/2019	7,810	7,679,964
Grant (County of) Public Utility District No. 2; Series 2014 K, Floating Rate RB(b)(c)	0.33%	12/01/2017	3,000	2,986,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
King (County of); Series 2015 E, Ref. Limited Tax GO Bonds	5.00%	12/01/2022	$5,520	$6,847,781
Seattle (City of);
Series 2015 A, Ref. Limited Tax GO Bonds	5.00%	06/01/2017	3,720	3,933,342
Series 2015 A, Ref. Limited Tax GO Bonds	5.00%	06/01/2023	4,000	4,963,440
Series 2015 B-2, Municipal Light & Power Floating Rate RB(b)(c)	0.69%	11/01/2018	7,500	7,500,000
Seattle (Port of);
Series 2015 B, Ref. RB	5.00%	03/01/2018	1,500	1,630,545
Series 2015 B, Ref. RB	5.00%	03/01/2022	1,205	1,456,664
Washington (State of) Economic Development Finance Authority (Waste Management, Inc.);
Series 2005 D, Solid Waste Disposal RB(j)	1.25%	11/01/2017	3,000	3,023,820
Series 2008, Solid Waste Disposal RB(j)	2.13%	06/01/2020	3,000	3,048,990
Washington (State of) Health Care Facilities Authority (Highline Medical Center); Series 2008, Mortgage RB(b)(d)	5.25%	08/01/2018	985	1,092,444
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2020	500	586,140
Washington (State of) Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB	5.38%	04/01/2020	1,050	1,170,666
Series 2010 A, Ref. RB	4.50%	04/01/2016	3,095	3,105,214
Series 2010 A, Ref. RB	4.50%	04/01/2017	2,725	2,821,056
Series 2010 A, Ref. RB	5.00%	04/01/2019	1,810	1,999,923
Washington (State of);
Series 2015, Motor Vehicle Fuel Unlimited Tax GO Bonds	5.00%	08/01/2024	2,735	3,429,635
Series 2016 C, Unlimited Tax GO Bonds	5.00%	02/01/2024	9,385	11,679,726
Series 2016 D, Unlimited Tax GO Bonds	5.00%	08/01/2016	4,580	5,640,545
				92,133,574

West Virginia–0.93%
Mason (County of) (Appalachian Power Co.); Series 2003 L, PCR(b)	1.63%	10/01/2018	10,000	10,055,700
West Virginia (State of) Economic Development Authority (Appalachian Power Co.—Amos); Series 2008 C, Ref. PCR	3.25%	05/01/2019	5,255	5,508,344
West Virginia (State of) Hospital Finance Authority (West Virginia University Hospitals, Inc.); Series 2003 D, Hospital Improvement RB (INS–AGM)(a)	5.38%	06/01/2028	1,200	1,312,608
West Virginia (State of) University; Series 2014 C, Ref. Floating Rate RB(b)(c)	0.54%	10/01/2019	4,000	3,972,440
				20,849,092

Wisconsin–0.85%
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.); Series 2009 B, RB(b)	5.13%	08/15/2016	2,130	2,174,773
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group);
Series 2009 C, RB	5.00%	04/01/2019	750	844,935
Series 2009 C, RB	5.00%	04/01/2020	750	846,773
Wisconsin (State of) Health & Educational Facilities Authority (Marquette University);
Series 2008 B-1, Ref. RB	3.50%	10/01/2016	1,005	1,022,788
Series 2008 B-1, Ref. RB	3.75%	10/01/2018	880	944,495
Series 2008 B-3, RB	3.75%	10/01/2018	1,125	1,207,451
Series 2008 B-3, RB	4.00%	10/01/2019	1,145	1,265,145
Wisconsin (State of) Public Finance Authority (Central District Development); Series 2016, Lease Development RB	5.00%	03/01/2019	3,000	3,366,480
Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance); Series 2013, RB(b)	4.00%	05/30/2019	6,625	7,261,000
				18,933,840

Wyoming–0.21%
Campbell (County of) Hospital District (Campbell County Memorial Hospital);
Series 2009, RB	5.00%	12/01/2017	1,170	1,245,465
Series 2009, RB	5.00%	12/01/2018	545	598,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming–(continued)
Laramie (County of) (Cheyenne Regional Medical Center); Series 2012, Hospital RB	3.00%	05/01/2016	$485	$487,013
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/2026	1,200	1,366,932
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.38%	01/01/2025	1,000	1,081,990
				4,779,603
TOTAL INVESTMENTS(k)–99.56% (Cost $2,139,395,373)				2,221,691,642
OTHER ASSETS LESS LIABILITIES–0.44%				9,829,136
NET ASSETS–100.00%				$2,231,520,778

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Co.

FTA	– Federal Transit Administration
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax

RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Zero coupon bond issued at a discount.
(f)	Security subject to crossover refunding.
(g)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $14,249,838, which represented less than 1% of the Fund’s Net Assets.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	9.1%
Assured Guaranty Corp.	5.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $2,139,395,373)	$2,221,691,642
Receivable for:
Investments sold	790,128
Fund shares sold	18,483,017
Interest	18,640,250
Investment for trustee deferred compensation and retirement plans	191,965
Other assets	91,209
Total assets	2,259,888,211

Liabilities:
Payable for:
Investments purchased	11,608,250
Fund shares reacquired	2,560,000
Amount due custodian	11,956,524
Dividends	1,292,743
Accrued fees to affiliates	658,666
Accrued trustees’ and officers’ fees and benefits	4,889
Accrued other operating expenses	62,742
Trustee deferred compensation and retirement plans	223,619
Total liabilities	28,367,433
Net assets applicable to shares outstanding	$2,231,520,778

Net assets consist of:
Shares of beneficial interest	$2,150,838,339
Undistributed net investment income	218,283
Undistributed net realized gain (loss)	(1,832,113)
Net unrealized appreciation	82,296,269
$2,231,520,778

Net Assets:
Class A	$1,183,160,393
Class A2	$93,225,752
Class C	$264,597,756
Class Y	$674,460,957
Class R5	$16,075,920

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	102,265,197
Class A2	8,054,052
Class C	22,883,152
Class Y	58,335,441
Class R5	1,389,903
Class A
Net asset value per share	$11.57
Maximum offering price per share
(Net asset value of $11.57 ÷ 97.50%)	$11.87
Class A2
Net asset value per share	$11.58
Maximum offering price per share
(Net asset value of $11.58 ÷ 99.00%)	$11.70
Class C:
Net asset value and offering price per share	$11.56
Class Y:
Net asset value and offering price per share	$11.56
Class R5
Net asset value and offering price per share	$11.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$48,486,553

Expenses:
Advisory fees	4,282,531
Administrative services fees	399,615
Custodian fees	13,998
Distribution fees—Class A	2,587,787
Distribution fees—Class C	1,656,651
Transfer agent fees—A, A2, C and Y	1,207,884
Transfer agent fees—R5	4,009
Trustees’ and officers’ fees and benefits	48,575
Other	451,734
Total expenses	10,652,784
Less: Expense offset arrangement(s)	(450)
Net expenses	10,652,334
Net investment income	37,834,219

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(112,994)
Change in net unrealized appreciation (depreciation) of investment securities	(3,353,875)
Net realized and unrealized gain (loss)	(3,466,869)
Net increase in net assets resulting from operations	$34,367,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$37,834,219	$38,253,337
Net realized gain (loss)	(112,994)	4,744,063
Change in net unrealized appreciation (depreciation)	(3,353,875)	(277,481)
Net increase in net assets resulting from operations	34,367,350	42,719,919

Distributions to shareholders from net investment income:
Class A	(22,417,779)	(25,885,914)
Class A2	(2,214,571)	(2,681,796)
Class C	(2,277,308)	(742,179)
Class Y	(10,982,165)	(9,763,944)
Class R5	(410,512)	(398,096)
Total distributions from net investment income	(38,302,335)	(39,471,929)

Share transactions-net:
Class A	243,730,088	(23,534,910)
Class A2	1,632,193	3,292,779
Class C	172,463,132	81,656,662
Class Y	300,054,839	94,314,152
Class R5	1,910,834	2,261,518
Net increase in net assets resulting from share transactions	719,791,086	157,990,201
Net increase in net assets	715,856,101	161,238,191

Net assets:
Beginning of year	1,515,664,677	1,354,426,486
End of year (includes undistributed net investment income of $218,283 and $709,619, respectively)	$2,231,520,778	$1,515,664,677

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

37                         Invesco Limited Term Municipal Income Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

38                         Invesco Limited Term Municipal Income Fund

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.30%
Over $500 million up to and including $1 billion	0.25%
Over $1 billion	0.20%

For the year ended February 29, 2016, the effective advisory fees incurred by the Fund was 0.24%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y and Class R5 shares to 1.50%, 1.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2016, IDI advised the Fund that IDI retained $307,229 and $932 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $211,511 and $13,266 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

39                         Invesco Limited Term Municipal Income Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Fund engaged in securities purchases of $28,400,179.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $450.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income — tax exempt	$38,302,335	$39,471,929

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$468,359
Net unrealized appreciation — investments	82,296,269
Temporary book/tax differences	(250,076)
Capital loss carryforward	(1,832,113)
Shares of beneficial interest	2,150,838,339
Total net assets	$2,231,520,778

40                         Invesco Limited Term Municipal Income Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$176,146	$—	$176,146
February 28, 2018	195,867	—	195,867
Not subject to expiration	1,219,129	240,971	1,460,100
	$1,591,142	$240,971	$1,832,113

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2016 was $802,884,870 and $190,994,717, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$84,414,437
Aggregate unrealized (depreciation) of investment securities	(2,118,168)
Net unrealized appreciation of investment securities	$82,296,269

Cost of investments is the same for tax and financial reporting purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 29, 2016, undistributed net investment income was decreased by $23,220 and shares of beneficial interest was increased by $23,220. This reclassification had no effect on the net assets of the Fund.

41                         Invesco Limited Term Municipal Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	The year ended February 29, 2016(a)		The year ended February 28, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	46,154,901	$531,722,649	21,159,447	$245,843,684
Class A2	921,540	10,613,675	913,420	10,611,856
Class C	21,977,072	253,219,475	8,775,734	102,002,354
Class Y	44,835,247	516,689,179	16,448,844	190,974,105
Class R5	846,205	9,740,666	553,216	6,419,418

Issued as reinvestment of dividends:
Class A	1,398,120	16,112,404	1,573,650	18,280,083
Class A2	84,688	976,185	121,257	1,409,233
Class C	174,642	2,011,539	55,089	640,451
Class Y	498,178	5,738,593	439,504	5,114,519
Class R5	6,708	77,265	8,753	101,593

Reacquired:
Class A	(26,386,976)	(304,104,965)	(24,769,535)	(287,658,677)
Class A2	(863,613)	(9,957,667)	(751,452)	(8,728,310)
Class C	(7,187,162)	(82,767,882)	(1,805,796)	(20,986,143)
Class Y	(19,305,062)	(222,372,933)	(8,768,247)	(101,774,472)
Class R5	(686,841)	(7,907,097)	(366,650)	(4,259,493)
Net increase in share activity	62,467,647	$719,791,086	13,587,234	$157,990,201

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

42                         Invesco Limited Term Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/29/16	$11.62	$0.24	$(0.04)	$0.20	$(0.25)	$11.57	1.76%	$1,183,160	0.61	%(d)	0.61	%(d)	2.14	%(d)	13%
Year ended 02/28/15	11.59	0.31	0.04	0.35	(0.32)	11.62	3.06	942,344	0.63		0.63		2.67		15
Year ended 02/28/14	11.91	0.34	(0.33)	0.01	(0.33)	11.59	0.16	963,414	0.62		0.62		2.97		5
Year ended 02/28/13	11.81	0.35	0.13	0.48	(0.38)	11.91	4.14	1,186,009	0.60		0.60		2.96		8
Year ended 02/29/12	11.12	0.36	0.72	1.08	(0.39)	11.81	9.88	1,064,169	0.60		0.60		3.14		11
Class A2
Year ended 02/29/16	11.63	0.27	(0.04)	0.23	(0.28)	11.58	2.02	93,226	0.36	(d)	0.36	(d)	2.39	(d)	13
Year ended 02/28/15	11.61	0.34	0.03	0.37	(0.35)	11.63	3.23	91,972	0.38		0.38		2.92		15
Year ended 02/28/14	11.91	0.37	(0.31)	0.06	(0.36)	11.61	0.58	88,598	0.37		0.37		3.22		5
Year ended 02/28/13	11.82	0.38	0.12	0.50	(0.41)	11.91	4.31	119,129	0.35		0.35		3.21		8
Year ended 02/29/12	11.12	0.39	0.73	1.12	(0.42)	11.82	10.25	112,293	0.35		0.35		3.39		11
Class C
Year ended 02/29/16	11.62	0.16	(0.06)	0.10	(0.16)	11.56	0.91	264,598	1.36	(d)	1.36	(d)	1.39	(d)	13
Year ended 02/28/15	11.59	0.22	0.04	0.26	(0.23)	11.62	2.30	91,977	1.38		1.38		1.92		15
Year ended 02/28/14(e)	11.50	0.17	0.08	0.25	(0.16)	11.59	2.21	10,355	1.38	(f)	1.38	(f)	2.21	(f)	5
Class Y
Year ended 02/29/16	11.61	0.27	(0.04)	0.23	(0.28)	11.56	2.02	674,461	0.36	(d)	0.36	(d)	2.39	(d)	13
Year ended 02/28/15	11.58	0.34	0.04	0.38	(0.35)	11.61	3.32	375,156	0.38		0.38		2.92		15
Year ended 02/28/14	11.90	0.37	(0.33)	0.04	(0.36)	11.58	0.40	280,144	0.37		0.37		3.22		5
Year ended 02/28/13	11.81	0.38	0.12	0.50	(0.41)	11.90	4.32	226,613	0.35		0.35		3.21		8
Year ended 02/29/12	11.11	0.39	0.73	1.12	(0.42)	11.81	10.26	263,693	0.35		0.35		3.39		11
Class R5
Year ended 02/29/16	11.62	0.28	(0.05)	0.23	(0.28)	11.57	2.06	16,076	0.31	(d)	0.31	(d)	2.44	(d)	13
Year ended 02/28/15	11.59	0.34	0.04	0.38	(0.35)	11.62	3.34	14,216	0.36		0.36		2.94		15
Year ended 02/28/14	11.90	0.37	(0.32)	0.05	(0.36)	11.59	0.48	11,917	0.36		0.36		3.23		5
Year ended 02/28/13	11.80	0.37	0.13	0.50	(0.40)	11.90	4.35	14,860	0.41		0.41		3.15		8
Year ended 02/29/12	11.11	0.38	0.72	1.10	(0.41)	11.80	10.11	20,598	0.40		0.40		3.34		11

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,035,115, $91,286, $165,665, $457,497 and $16,702, for Class A, Class A2, Class C, Class Y and Class R5 shares respectively.
(e)	Commencement date of June 28, 2013 for Class C shares.
(f)	Annualized.

43                         Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Limited Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Limited Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

44                         Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/29/16)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,017.50	$3.06	$1,021.83	$3.07	0.61%
A2	1,000.00	1,019.60	1.81	1,023.07	1.81	0.36
C	1,000.00	1,013.70	6.81	1,018.10	6.82	1.36
Y	1,000.00	1,018.80	1.81	1,023.07	1.81	0.36
R5	1,000.00	1,019.90	1.56	1,023.32	1.56	0.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2015 through February 29, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

45                         Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in March 2016. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
03/31/16	Class A	$0.0187	$0.000	$0.0005	$0.0192
03/31/16	Class A2	$0.0211	$0.000	$0.0005	$0.0216
03/31/16	Class C	$0.0115	$0.000	$0.0005	$0.0120
03/31/16	Class Y	$0.0211	$0.000	$0.0005	$0.0216
03/31/16	Class R5	$0.0215	$0.000	$0.0005	$0.0220

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This notice is sent to comply with certain Securities and Exchange Commission requirements.

46                         Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Limited Term Municipal Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                        LTMI-AR-1                                                          Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of the Registrant (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the Staff of the Securities and Exchange Commission, or the SEC, regarding a difference in the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may run afoul of the Loan Rule, calling into question PwC’s independence with respect to the Funds. However, PwC’s interpretation of the Loan Rule, in light of the facts of these lending relationships, leads it to conclude that there is no violation of the Loan Rule.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not impact PwC’s application of objective judgment with respect to conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships, PwC’s interpretation of the Rule 2-01(c)(1)(ii)(A) and PwC’s representation that its independence was not impaired in conducting its audit of the Fund’s financial statements.

PwC advised the Audit Committee that it believes it is independent and it continues to have discussions with the SEC’s Staff to resolve this interpretive matter. PwC further advised the Audit Committee that this matter did not compromise or impair its objectivity in connection with its audits of the Funds’ financial statements These discussions with the Staff remain ongoing and, while PwC represented to the Audit Committee that it feels confident that PwC’s interpretation of the Loan Rule is correct, neither PwC nor the Audit Committee can be certain of the final outcome.

If the SEC were ultimately to determine that PwC was not independent with respect to the Funds for certain periods, the Funds’ filings with the SEC which contain the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds may be required to have independent audits conducted on the Funds’ previously audited financial statements by another independent registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing potentially could have a material adverse effect on the Funds.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$235,675	N/A	$226,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$32,800	0%	$38,971	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$268,475	0%	$264,971	0%

(g) PWC billed the Registrant aggregate non-audit fees of $32,800 for the fiscal year ended 2016, and $38,971 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Tax fees for the fiscal year end February 29, 2016 includes fees billed for reviewing and/or preparing tax compliance services. Tax fees for fiscal year end February 28, 2015 includes fees billed for reviewing and/or preparing tax compliance services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit-Related Fees	$634,963	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees(2)	$4,384,963	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2016 include fees billed related to reviewing operating effectiveness of strategic projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,159,785 for the fiscal year ended 2016, and $4,009,694 for the fiscal year ended 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Invesco Company complex of approximately $16 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 12, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.